     As filed with the Securities and Exchange Commission on April 27, 2004
                                                     Registration Nos. 333-84023
                                                                   and 811-09507

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-6

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [  ]
                       Pre-Effective Amendment No.                       [  ]
                      Post-Effective Amendment No. 7                     [ X]
                                       and

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY           [  ]
                                   ACT OF 1940

                             Amendment No. 5                             [ X]

                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
                    ----------------------------------------
                           (Exact Name of Registrant)

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                    ----------------------------------------
                               (Name of Depositor)

            3003 - 77th Avenue, S.E., Mercer Island, Washington 98040
            ---------------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
               --------------------------------------------------
                                 (206) 232-8400

Name and Address of Agent for Service:        Copy to:

John R. Patton, FLMI, FLHC, CLU, ChFC         Mary Jane Wilson-Bilik, Esq.
Assistant Vice President and Secretary        Sutherland Asbill & Brennan LLP
Farmers New World Life Insurance Company      1275 Pennsylvania Avenue, N.W.
3003 - 77th Avenue, S.E.                      Washington, DC  20004-2415
Mercer Island, Washington  98040

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

   [  ] Immediately upon filing pursuant to paragraph (b) of Rule 485

   [ X] On May 1, 2004 pursuant to paragraph (b) of Rule 485

   [  ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

   [  ] On __________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               -------------------

                      Title of securities being registered:

      Units of interest in a separate account under individual flexible premium variable life insurance policies.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    Issued by
                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                                     Through
                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

Home Office                               Service Center


3003 - 77TH AVENUE, S.E.                  P.O. BOX 724208
MERCER ISLAND, WASHINGTON  98040          ATLANTA, GEORGIA  31139
PHONE: (206) 232-8400                     PHONE: 1-877-376-8008 (TOLL FREE)
                                          8:00 A.M. TO 6:00 P.M. EASTERN TIME



This prospectus describes the Farmers Variable Life, an individual flexible premium variable life insurance policy, (the "Policy") issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (the death benefit proceeds) payable if the insured dies while the Policy is in force. The amount of life insurance, and the number of years the Policy is in force, may increase or decrease, depending on the investment experience of the subaccounts of the Farmers Variable Life Separate Account A (the "variable account") in which you invest. You choose one of two death benefit options.


INVESTMENT RISK -- Your Contract Value will vary according to the investment performance of the portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the subaccounts. YOU MAY BE REQUIRED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE. The Policy is not suitable as a short-term savings vehicle because the surrender charge is considerable.


LOANS, WITHDRAWALS AND SURRENDER -- You may borrow against or withdraw money from this Policy, within limits. Loans and withdrawals reduce the Policy's death benefit proceeds and its Surrender Value, and increase the risk that your Policy will lapse without value. If your Policy lapses while loans are outstanding, you will have no Surrender Value and you will likely have to pay a significant amount in taxes.


You choose one of two death benefit options. The death benefit will be at least the principal sum shown in the Policy's specifications page, adjusted for any increases or decreases in principal sum, and reduced by any outstanding loan amount.


This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference. You should consider whether this Policy is suitable for you in light of your life insurance needs.


REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR TO MAINTAIN THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY.

AN INVESTMENT IN THIS POLICY IS NOT A BANK DEPOSIT, AND THE POLICY IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

INVESTING IN THIS POLICY INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PREMIUMS. PLEASE READ THE "RISK SUMMARY" SECTION OF THIS PROSPECTUS. IT DESCRIBES SOME OF THE RISKS ASSOCIATED WITH INVESTING IN THE POLICY.

This Policy has 36 funding choices - one fixed account (paying a guaranteed minimum fixed rate of interest) and 35 subaccounts. The subaccounts invest in the following 35 portfolios:

-        CALVERT VARIABLE SERIES, INC.

                  Calvert Social Small Cap Growth Portfolio

-        DREYFUS VARIABLE INVESTMENT FUND - SERVICE CLASS SHARES


                  Developing Leaders Portfolio


                  Quality Bond Portfolio

-        THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - SERVICE CLASS
         SHARES

-        FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP") - SERVICE CLASS
         SHARES

                   Fidelity VIP Growth Portfolio
                   Fidelity VIP Index 500 Portfolio
                   Fidelity VIP Mid Cap Portfolio

-        FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES

                   Franklin Small Cap Fund
                   Templeton Developing Markets Securities Fund


                   Templeton Global Asset Allocation Fund


-        GOLDMAN SACHS VARIABLE INSURANCE TRUST

                   Goldman Sachs Capital Growth Fund
                   Goldman Sachs CORE(SM) Small Cap Equity Fund
                   Goldman Sachs Mid Cap Value Fund

-        JANUS ASPEN SERIES

                   Janus Aspen Balanced Portfolio (Service Shares)
                   Janus Aspen Capital Appreciation Portfolio (Institutional Shares)


                   Janus Aspen Mid Cap Growth Portfolio (Service Shares)


-        PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS SHARES


                   PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged (formerly PIMCO Foreign Bond Portfolio)


                   PIMCO Low Duration Portfolio

-        SCUDDER VARIABLE SERIES I - CLASS A SHARES

                   Scudder Bond Portfolio
                   Scudder Global Discovery Portfolio
                   Scudder Growth and Income Portfolio
                   Scudder International Portfolio
                   Scudder Money Market Portfolio

-        SCUDDER VARIABLE SERIES II - CLASS A SHARES


                   Scudder Government & Agency Securities Portfolio (formerly Scudder Government Securities Portfolio)


                   Scudder High Income Portfolio
                   Scudder Small Cap Growth Portfolio
                   SVS Dreman High Return Equity Portfolio

-        WM VARIABLE TRUST - CLASS 2 SHARES

                   WM Equity Income Fund
                   WM Mid Cap Stock Fund


                   WM Small Cap Growth Fund (formerly WM Small Cap Stock Fund)


-        WM VARIABLE TRUST - CLASS 2 SHARES STRATEGIC ASSET MANAGEMENT (SAM)
         PORTFOLIOS

                   WM SAM Balanced Portfolio
                   WM SAM Conservative Balanced Portfolio
                   WM SAM Conservative Growth Portfolio
                   WM SAM Flexible Income Portfolio
                   WM SAM Strategic Growth Portfolio

   A prospectus for each of the portfolios available through this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE.
          ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

          Not FDIC Insured      May Lose Value      No Bank Guarantee

                                TABLE OF CONTENTS


POLICY BENEFITS/RISKS SUMMARY........................................   1
POLICY BENEFITS......................................................   1
   Your Policy in General............................................   1
   Premium Flexibility...............................................   1
   Death Benefit.....................................................   2
   Surrender and Withdrawals.........................................   2
   Transfers.........................................................   2
   Loans.............................................................   3
POLICY RISKS.........................................................   3
   Risk of Poor Investment Performance...............................   3
   Risk of Lapse.....................................................   3
   Tax Risks.........................................................   4
   Limits on Cash Withdrawals........................................   4
   Loan Risks........................................................   5
   Increase in Current Fees and Expenses.............................   5
   Effects of Surrender Charges......................................   5
PORTFOLIO RISKS......................................................   5
FEE TABLE............................................................   6
DISTRIBUTION COSTS...................................................  14
HYPOTHETICAL ILLUSTRATIONS...........................................  14
FARMERS NEW WORLD LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT.......  15
   Farmers New World Life Insurance Company..........................  15
   The Fixed Account.................................................  15
THE VARIABLE ACCOUNT AND THE PORTFOLIOS..............................  15
   The Variable Account..............................................  15
   The Portfolios....................................................  16
      Investment Objectives of the Portfolios........................  16
   Availability of the Portfolios....................................  19
   Your Right to Vote Portfolio Shares...............................  20
THE POLICY...........................................................  20
   Purchasing a Policy...............................................  20
   Tax-Free `Section 1035' Exchanges.................................  20
   When Insurance Coverage Takes Effect..............................  21
   Canceling a Policy (Right-to-Examine Period)......................  21
   State Variations..................................................  22
   Ownership Rights..................................................  22
      Changing the Owner.............................................  22
      Selecting and Changing the Beneficiary.........................  22
      Assigning the Policy...........................................  23
   Modifying the Policy..............................................  23
   Policy Termination................................................  23
PREMIUMS.............................................................  23
   Premium Flexibility...............................................  23
   Minimum Premiums..................................................  25
   Allocating Premiums...............................................  25
YOUR CONTRACT VALUES.................................................  26
   Subaccount Value..................................................  26
   Subaccount Unit Value.............................................  27
   Fixed Account Value...............................................  27
   Loan Account Value................................................  27
CHARGES AND DEDUCTIONS...............................................  28
   Premium Deductions................................................  28
   Monthly Deduction.................................................  28
   Mortality and Expense Risk Charge.................................  30
   Surrender Charge..................................................  31
   Transfer Charge...................................................  32
   Loan Charges......................................................  33
   Portfolio Management Fees and Expenses............................  33
   Other Charges.....................................................  33
DEATH BENEFIT........................................................  33
   Death Benefit Proceeds............................................  33
   Death Benefit Options.............................................  34
   Changing Death Benefit Options....................................  35
   Effects of Withdrawals on the Death Benefit.......................  36
   Changing the Principal Sum........................................  36
   Payment Options...................................................  38
SUPPLEMENTAL BENEFITS (RIDERS).......................................  38
SURRENDER AND WITHDRAWALS............................................  38
   Surrender.........................................................  38
   Partial Withdrawals...............................................  39
   When We Will Make Payments........................................  40
TRANSFERS............................................................  40
   Third Party Transfers.............................................  41
   Telephone Transfers...............................................  41
   Limits on Transfers...............................................  42
LOANS................................................................  43
   Effects of Policy Loans...........................................  44
POLICY LAPSE AND REINSTATEMENT.......................................  45
   Lapse.............................................................  45
   Reinstatement.....................................................  45
FEDERAL TAX CONSIDERATIONS...........................................  46
   Tax Status of the Policy..........................................  47
   Tax Treatment of Policy Benefits..................................  47
ADDITIONAL INFORMATION...............................................  50
   Distribution of the Policies......................................  50
   Legal Proceedings.................................................  51
   Financial Statements..............................................  51
PERFORMANCE DATA.....................................................  51
   Hypothetical Illustrations Based on Adjusted Historic
   Portfolio Performance ............................................  51
HYPOTHETICAL ILLUSTRATIONS...........................................  52
   Hypothetical Illustrations Based on Death Benefit Option A........  54
   Hypothetical Illustrations Based on Death Benefit Option B........  56
GLOSSARY.............................................................  59

APPENDIX A - GUARANTEED MAXIMUM COST OF INSURANCE RATES..............   1

APPENDIX B - TABLE OF SURRENDER CHARGE FACTORS.......................   1

POLICY BENEFITS/RISKS SUMMARY


         This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.


POLICY BENEFITS


                             YOUR POLICY IN GENERAL


- TAX-DEFERRED ACCUMULATION. This Policy is an individual flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's Contract Value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals) on your Contract Value.

- LONG-TERM SAVINGS VEHICLE. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. THERE MAY BE ADVERSE CONSEQUENCES IF YOU DECIDE TO SURRENDER YOUR POLICY EARLY, SUCH AS PAYMENT OF A SURRENDER CHARGE THAT APPLIES DURING THE FIRST FOURTEEN YEARS OF THE POLICY.

- PERSONALIZED ILLUSTRATIONS. You may receive personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.


- FIXED ACCOUNT. You may place money in the fixed account where it earns interest at an annual rate of at least 3.0%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the fixed account will be reduced by most of the fees and charges we assess. The fixed account is part of our general account.



- SEPARATE ACCOUNT. You may allocate premium(s) to one or more subaccounts of the variable account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Investment returns from amounts allocated to the subaccounts will vary each day with the investment experience of these subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


                               PREMIUM FLEXIBILITY

- FLEXIBLE PREMIUMS. You can select a premium plan. Within certain limits specified in your Policy, you can vary the frequency and amount of premiums. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. After you pay an initial premium, you can pay subsequent premiums (minimum $25) at any time. You may also choose to have premiums deducted directly from your bank account.

- MINIMUM PREMIUMS. This Policy does not provide a no-lapse period. PAYING THE MINIMUM PREMIUMS FOR THE POLICY MAY REDUCE YOUR RISK OF LAPSE, BUT WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

- RIGHT-TO-EXAMINE PERIOD. You may cancel a Policy during the "right-to-examine period" by returning it to our Home Office. If you decide to cancel the Policy during the right-to-examine period, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy.

                                  DEATH BENEFIT

- As long as the Policy remains in force, we will pay a death benefit payment to the beneficiary upon the death of the insured.

-    You must choose one of two death benefit options under the Policy.

     - OPTION A is a variable death benefit through attained age 99 that is the greater of :

          -    the principal sum plus the Contract Value on the date of death;
               or

          - the Contract Value multiplied by the applicable death benefit percentage.

     - OPTION B is a level death benefit through attained age 99 that is the greater of:

          -    the principal sum on the date of death; or

          - the Contract Value multiplied by the applicable death benefit percentage.


- Any death benefit proceeds paid will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and will be reduced by the amount of any outstanding loan amount (and any interest you owe) and any due and unpaid monthly deductions.



- CHANGE IN DEATH BENEFIT OPTION AND PRINCIPAL SUM. After the first Policy year, you may change the death benefit option or increase or decrease the principal sum once each Policy year if the insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and principal sum during the same Policy year unless done simultaneously). Surrender charges may apply. A change in death benefit option or principal sum may have tax consequences.



                            SURRENDER AND WITHDRAWALS



- SURRENDER. At any time while the Policy is in force, you may submit a written request to surrender your Policy and receive the Surrender Value (that is, the Contract Value minus any surrender charge, and minus any outstanding loan amount and any interest you owe). A surrender may have tax consequences.



- PARTIAL WITHDRAWALS. After the first Policy year, you may submit a written request to withdraw part of the Surrender Value, subject to the following rules. Withdrawals may have tax consequences.


     -    You may make only 1 withdrawal each calendar quarter.

     -    You must request at least $500.

     -    You may not request more than 75% of the Surrender Value.

     - For each withdrawal, we deduct a processing fee equal to the lesser of $25 or 2% of the withdrawal.

     - In addition, surrender charges may apply to the withdrawal if you have selected a level death benefit (Option B).

     - If you select a level death benefit (Option B), the principal sum will be reduced by the amount of the partial withdrawal (but not by any surrender charges or the processing fee).

                                    TRANSFERS


- Each Policy year, you may make an unlimited number of transfers from and among the subaccounts and one transfer from the fixed account (subject to the "Limits on Transfers" section below).


- Transfers from subaccounts must be a minimum of $250, or the total value in the subaccount if less.

- Transfers from the fixed account may not be for more than 25% of the unloaned value in the fixed account. If the balance in the fixed account after the transfer is less than $250, then the entire balance will be transferred.

- We charge $25 for the 13th and each additional transfer during a Policy year.





- AUTOMATIC ASSET REBALANCING PROGRAM. Under the Automatic Asset Rebalancing ("AAR") program, we will automatically transfer amounts among the subaccounts each quarter to reflect your most recent instructions for allocating premiums. No transfer fees apply, and transfers under the AAR program are not included when we determine the number of free transfers permitted each year.



- DOLLAR COST AVERAGING PROGRAM. The dollar cost averaging program permits you to systematically transfer (on each monthly anniversary of the issue date) a set dollar amount from the fixed account to up to 8 subaccounts. The minimum transfer amount is $100. No transfer fees apply, and transfers under the dollar cost averaging program are not included when we determine the number of free transfers permitted each year.


                                      LOANS

- You may take a loan against the Policy for amounts up to the Surrender Value, minus the loan interest you would have to pay by the next Policy anniversary. To secure the loan, we transfer an amount equal to the loan from the subaccounts and fixed account to the loan account (part of our general account). Unless you specify otherwise, the amount is withdrawn from the subaccounts and the fixed account on a pro-rata basis.

- Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.

- During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or date of any Policy loan increases or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

- You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, and must be clearly marked as "loan repayments" or they will be credited as premiums.

- We deduct any unpaid loans, plus any interest you owe, from the proceeds payable on the insured's death.

-    A loan may have adverse tax consequences.

POLICY RISKS

                       RISK OF POOR INVESTMENT PERFORMANCE

         If you invest your Contract Value in one or more subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Policy Value. During times of declining investment performance, the deduction for charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value. If you allocate premiums and Contract Value to the fixed account, we will credit your Contract Value in the fixed account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3.0%.

                                  RISK OF LAPSE

         This Policy does not provide a no-lapse period. You greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. Paying the minimum premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep your Policy in force until maturity.

         Loans, withdrawals, any increase in the principal sum, any increase in the current charges, and/or poor investment returns, could increase your risk of lapse.

         Your Policy will enter a 61-day pre-lapse grace period if either of the following occurs:

         - total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are less than the cumulative minimum premiums, AND the Surrender Value is not large enough to cover the monthly deduction when due; or

         - total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are greater than the cumulative minimum premiums, BUT the Contract Value, minus any outstanding loan amount and any interest you would owe if you surrender the Policy, is too low to pay the entire monthly deduction when due.

         Whenever your Policy enters the 61-day grace period, you must make a sufficient payment before the grace period ends. If you do not make a sufficient payment during the grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

         A POLICY LAPSE MAY HAVE ADVERSE TAX CONSEQUENCES.

         You may reinstate a lapsed Policy within three years after the Policy enters the grace period, if the insured meets our insurability requirements and you pay the amount we require. We will not reinstate a Policy that has been surrendered for the Surrender Value.

                                    TAX RISKS

         A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of Tax Code requirements to a Policy issued on a special premium class basis particularly if the full amount of premiums permitted under the Policy is paid.


Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. In addition, any
Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then withdrawals, a surrender and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of withdrawals, a surrender and loans taken before you reach age 59-1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans after the fourteenth Policy year are uncertain. You should consult a tax adviser about such loans.


                           LIMITS ON CASH WITHDRAWALS

         The Policy permits you to take only one partial withdrawal in any calendar quarter, after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Surrender Value. You may not withdraw less than $500. If 75% of the Surrender Value is less than $500, then a partial withdrawal is not available.

         A withdrawal reduces the Surrender Value and Contract Value and will increase the risk that the Policy will lapse. Surrender charges are assessed on certain partial withdrawals. A withdrawal also may have tax consequences.

         A withdrawal will reduce the death benefit. If you select a level death benefit (Option B), a partial withdrawal will permanently reduce the principal sum by the amount of the withdrawal (not including the surrender charge or the processing fee). If a variable death benefit (Option A) is in effect when you make a withdrawal, the death benefit will be reduced by the amount that the Contract Value is reduced.

                                   LOAN RISKS

         A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the subaccounts and fixed account and place this amount into the loan account as collateral. We credit a fixed interest rate of 3.0% per year to the loan account. During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. As a result, the loan collateral does not participate in the investment results of the subaccounts, nor does it receive as high an interest rate as amounts allocated to the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate charged against and credited to the fixed account, the effect could be favorable or unfavorable.

         A Policy loan affects the death benefit because a loan reduces the death benefit proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.

         A Policy loan will increase the risk that the Policy will lapse. There is a risk that if the loan amount, together with poor investment performance and payment of monthly insurance charges, reduces your Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the monthly deduction when due, then the Policy will enter the 61-day grace period, and possibly lapse. Adverse tax consequences could result. In addition, the tax consequences of loans after the fourteenth Policy year are uncertain. You should consult a tax adviser about such loans.

                      INCREASE IN CURRENT FEES AND EXPENSES

         Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums you pay to keep the Policy in force.

                          EFFECTS OF SURRENDER CHARGES

         The surrender charges under this Policy are significant during the first 14 Policy years. It is likely that you will receive no Surrender Value if you surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial principal sum for a substantial period of time.

         Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse. If you have not paid sufficient premiums, the Surrender Value is the measure we use to determine whether your Policy will enter a grace period, and possibly lapse.

PORTFOLIO RISKS

         A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

         There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLE

         The following tables describe the fees and charges that you will pay when buying and owning the Policy.(1) If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policy owner or insured with the characteristics listed below. These charges may not be typical of the charges you will pay.

         The first table describes the fees and charges that you will pay when you pay premiums, make cash withdrawals from the Policy, fully surrender the Policy, transfer cash value among the subaccounts and the fixed account, or increase the principal sum of the Policy.


                                                       TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 AMOUNT DEDUCTED(2)
                                                                                --------------------------------------------------
                                                                                      GUARANTEED
                 CHARGE                        WHEN CHARGE IS DEDUCTED              MAXIMUM CHARGE              CURRENT CHARGE
                 ------                        -----------------------              --------------              --------------
PREMIUM CHARGE                               Upon payment of each premium        3.5% of premiums paid      3.5% of premiums paid

PARTIAL WITHDRAWAL CHARGE                        Upon cash withdrawal              2.0% of the amount         2.0% of the amount
                                                                                withdrawn, not to exceed      withdrawn, not to
                                                                                          $25                     exceed $25

SURRENDER CHARGE(3)                           Upon full surrender of the         Per $1,000 of premiums     Per $1,000 of premiums
                                                Policy during first 14                    paid                       paid
                                                     Policy years

1. DEFERRED SALES CHARGE COMPONENT:

   -  Minimum Charge in Policy year 1(4)                                           -  $50 per $1,000           -  $50 per $1,000

   -  Maximum Charge in Policy year 1(5)                                           -  $75 per $1,000           -  $75 per $1,000

   -  Charge in Policy year 1 for an                                               -  $75 per $1,000           -  $75 per $1,000
      insured younger than age 66 on the
      issue date


-----------------------------


(1) The actual charges assessed under the Policy may be somewhat higher or lower than the charges shown in the fee table because fee table charges have been rounded off in accordance with SEC regulations.



(2) We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.



(3) The surrender charge is equal to: (a) + (b), where (a) is the deferred sales charge component; and (b) is the administrative component. The deferred sales charge component of the surrender charge is assessed on the sum of all premiums paid under the Policy. The administrative component of the surrender charge is based upon the issue age, gender and premium class of the insured and number of full Policy years since the issue date. The surrender charge for an insured with an issue age 65 or younger is level for 5 Policy years, then declines each year until it reaches zero in Policy year
    15. For insureds with an issue age greater than 65, the charge begins to decline in the 4th Policy year. The surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the surrender charges that apply to you by contacting your agent and by referring to the surrender charge tables in this prospectus.



(4) The minimum deferred sales charge is based on an insured who is older than 65 at issue.



(5) The maximum deferred sales charge is based on an insured who is younger than 66 at issue.

                                                       TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 AMOUNT DEDUCTED(2)
                                                                                --------------------------------------------------
                                                                                    GUARANTEED
                 CHARGE                        WHEN CHARGE IS DEDUCTED             MAXIMUM CHARGE              CURRENT CHARGE
                 ------                        -----------------------             --------------              --------------
2.  ADMINISTRATIVE COMPONENT:(6)               Upon full surrender of the       Per $1,000 of principal     Per $1,000 of principal
                                               Policy, upon a decrease in         sum surrendered or          sum surrendered or
                                               principal sum, (7) and/or               decreased                   decreased
                                                  upon certain partial
                                             withdrawals, (8) during first
                                                    14 Policy years

    -  Minimum Charge in Policy year 1(9)                                         -  $5.32 per $1,000         -  $5.32 per $1,000

    -  Maximum Charge in Policy year                                              -  $17.50 per $1,000        -  $17.50 per $1,000
       1(10)

    -  Charge during Policy years 1-5 for                                         -  $5.98 per $1,000         -  $5.98 per $1,000
       a Policy insuring a male, issue age
       32, who is in a preferred or
       standard non-nicotine premium class

INCREASE IN PRINCIPAL SUM CHARGE              Upon increase in principal                  $300                 $1.50 per $1000 of
                                                          sum                                                principal sum increase

TRANSFER CHARGE                                      Upon transfer                        $ 25              First 12 transfers in a
                                                                                                             Policy year are free,
                                                                                                            $25 for each subsequent
                                                                                                                    transfer

ADDITIONAL ANNUAL REPORT FEE                  Upon request for additional                 $  5                         $5
                                                     annual report


         The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

                             PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------
                                                                                              AMOUNT DEDUCTED
                                                                             --------------------------------------------
                                                                             GUARANTEED MAXIMUM
         CHARGE                              WHEN CHARGE IS DEDUCTED               CHARGE                 CURRENT CHARGE
-----------------------------               -------------------------        ------------------           --------------
MONTHLY ADMINISTRATIVE CHARGE               Monthly on the issue date         $8.00 per month             $5.00 per month
                                             and on each monthly due
                                                      date

--------------------------------


(6) The administrative component of the surrender charge is calculated by multiplying the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum being surrendered or decreased.



(7) Only a decrease in the principal sum in effect on the issue date incurs a charge. If you decrease the principal sum that was in effect on the issue date, we will assess the administrative component of the surrender charge on the amount of the decrease in the principal sum.



(8) If the level death benefit (Option B) is in effect and you make a partial withdrawal during the first 14 Policy years, your Policy's principal sum will be reduced by the amount of the withdrawal and we will assess the administrative component of the surrender charge on this reduction.



(9)  The minimum charge is based on a female insured younger than age 11.



(10) The maximum charge is based on a male insured in either the nicotine or non-nicotine standard class who is 66 or older at issue.

                                PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  AMOUNT DEDUCTED
                                                                             ----------------------------------------------------
                                                                                GUARANTEED MAXIMUM
              CHARGE                          WHEN CHARGE IS DEDUCTED                 CHARGE                 CURRENT CHARGE
   -----------------------------              -----------------------           ------------------           --------------
COST OF INSURANCE (11) (NO SPECIAL            Monthly on the issue date         Per $1,000 of Risk          Per $1,000 of Risk
PREMIUM CLASS CHARGE OR EXTRA                  and on each monthly due         Insurance Amount(14)        Insurance Amount each
RATINGS)(12)                                          date(13)                      each month                     month

    -  Minimum Charge(15)                                                        $ 0.06 per $1,000           $ 0.06 per $1,000

    -  Maximum Charge(16)                                                        $83.07 per $1,000           $41.80 per $1,000

    -  Charge for a Policy insuring a                                            $ 0.14 per $1,000           $ 0.14 per $1,000
       male, issue age 32, in the
       standard non-nicotine premium
       class, in Policy year 3

MONTHLY SPECIAL PREMIUM CLASS                 Monthly on the issue date      Factor multiplied by Cost   Factor multiplied by Cost
CHARGE(17)                                  and on each monthly due date        of Insurance Charge         of Insurance Charge

    -  Minimum Charge                                                                    1                           1

    -  Maximum Charge                                                                    5                           5

    -  Charge for an insured in a                                                        1                           1
       preferred or standard premium
       class (not in a Special Premium
       Class)


--------------------------------


(11) Cost of insurance charges are based on the insured's issue age, sex, and premium class, the Risk Insurance Amount and the number of months since the issue date. The cost of insurance charge rate you pay increases annually with the age of the insured. The current cost of insurance rates generally increase significantly on the earlier of the 21st Policy year or the insured's age 80. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.



(12) Special premium class charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.



(13) The cost of insurance charge is assessed until the insured attains age 100.



(14) The Risk Insurance Amount equals the death benefit on a monthly due date, minus the Contract Value at the end of the Business Day preceding the monthly due date, plus all other charges that are due on the monthly due date.



(15) The minimum guaranteed charge is based on a female insured, attained age
     10. The minimum current charge is based on a female insured, issue age 5 in Policy year 6.



(16) This maximum charge is based on a male insured, attained age 99, in any underwriting class who does not have any special premium class rating. This maximum charge will be higher for a Policy if it has a special premium class rating and/or a flat extra monthly charge.



(17) If the insured is in a special premium class, the cost of insurance charge will be the base rate times a special premium rating factor shown on the Policy's specifications page. The monthly special premium class charge shown in the table may not be representative of any charge you may pay. If a monthly special premium class charge applies to your Policy, the charge will be shown on the Policy's specifications page. You can obtain more information about the charge by contacting your agent.

                             PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------
                                                                                              AMOUNT DEDUCTED
                                                                             --------------------------------------------
                                                                                GUARANTEED MAXIMUM
              CHARGE                          WHEN CHARGE IS DEDUCTED                 CHARGE                 CURRENT CHARGE
   -----------------------------              -----------------------           ------------------           --------------
FLAT EXTRA MONTHLY CHARGE(18)                Monthly on the issue date          Per $1,000 of Risk          Per $1,000 of Risk
                                            and on each monthly due date       Insurance Amount each       Insurance Amount each
                                                                                       month                       month

    -  Minimum Charge                                                              $0 per $1,000               $0 per $1,000

    -  Maximum Charge                                                            $1,000 per $1,000           $25.00 per $1,000

    -  Charge for an insured in a                                                  $0 per $1,000               $0 per $1,000
       standard premium class

MORTALITY AND EXPENSE RISK CHARGE                      Daily                    0.90% (on an annual      0.90% (on an annual basis)
                                                                                basis) of daily net       of daily net assets in
                                                                             assets in each subaccount   each subaccount in which
                                                                             in which you are invested       you are invested

LOAN INTEREST SPREAD(19)                     At the end of each Policy        5.0% annually of amount     1.5% annually of amount
                                                        year                    in the loan account       in loan account during
                                                                                during the first 14      the first 14 Policy years
                                                                                   Policy years

OPTIONAL RIDER CHARGES:(20)

ACCIDENTAL DEATH BENEFIT RIDER               Monthly on the issue date          Per $1,000 of rider         Per $1,000 of rider
                                            and on each monthly due date           principal sum               principal sum

    -  Minimum Charge(21)                                                       -  $0.09 per $1,000         -  $0.04 per $1,000

    -  Maximum Charge(22)                                                       -  $0.38 per $1,000         -  $0.34 per $1,000

    -  Charge for an insured  attained                                          -  $0.09                    -  $0.06 per $1,000
       age 34
                                                                                -  per $1,000


----------------------------


(18) A flat extra monthly charge is assessed on policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to insureds in hazardous occupations, to insureds who participate in hazardous avocations, such as aviation, and to insureds with certain physical impairments. Any flat extra charge will be shown on the Policy's specifications page. The flat extra monthly charge shown in the table may not be representative of any charge you may pay. You can obtain more information about the charge by contacting your agent.



(19) During the first 14 Policy years, the loan interest spread is the difference between the amount of interest we charge you for a loan (currently 4.5%, guaranteed not to exceed 8.00%, compounded annually) and the amount of interest we credit to the amount in your loan account (currently 3%, guaranteed to be no lower than 3%, annually). After the 14(t)(h) Policy year, the maximum loan interest rate we charge and the minimum loan interest we credit is 3%, compounded annually, so that the loan interest spread is 0%.



(20) Charges for the accidental death benefit rider, the monthly disability benefit rider, and disability waiver rider vary with the age of the insured. Charges for the Additional Insured Term Rider are based on the Additional Insured's age, sex and premium class and generally increase annually with the age of the Additional Insured. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.



(21) The minimum charge is based on any insured at attained age 13.



(22) The maximum charge is based on an insured at attained age 69 whose occupation and/or avocations at issue lead the Company to believe the insured's risk of accidental death is roughly double that of a typical insured.

                             PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                               AMOUNT DEDUCTED
                                                                             ----------------------------------------------------
                                                                                GUARANTEED MAXIMUM
              CHARGE                          WHEN CHARGE IS DEDUCTED                 CHARGE                 CURRENT CHARGE
   -----------------------------              -----------------------           ------------------           --------------
MONTHLY DISABILITY BENEFIT RIDER(23)           Monthly on issue date         and Charge assessed each      Charge assessed each
                                              on each monthly due date       month per $100 of monthly       month per $100 of
                                                                                      benefit                 monthly benefit

    -  Minimum Charge(24)                                                        $6 per month per        $4 per month per $100 of
                                                                              $100 of monthly benefit         monthly benefit

    -  Maximum Charge(25)                                                    $40 per month per $100 of   $30 per month per $100 of
                                                                                  monthly benefit             monthly benefit

    -  Charge at the insured's                                                 $7 per month per $100     $4.50 per month per $100
       attained age 34                                                          of monthly benefit          of monthly benefit

DISABILITY WAIVER RIDER(22)                  Monthly on the issue date         Charge assessed as a        Charge assessed as a
                                            and on each monthly due date      percentage of all other     percentage of all other
                                                                                  monthly charges             monthly charges

    -  Minimum Charge(23)                                                               6%                          4%

    -  Maximum Charge(24)                                                               40%                         30%

    -  Charge at the insured's                                                          7%                         4.5%
       attained age 33

CHILDREN'S TERM RIDER                        Monthly on issue date and          $0.87 per $1,000 of         $0.78 per $1,000 of
                                              on each monthly due date         Children's Term Rider       Children's Term Rider
                                                                                      amount                      amount

ADDITIONAL INSURED TERM RIDER                Monthly on issue date and       Per $1,000 of Additional    Per $1,000 of Additional
                                              on each monthly due date          Insured Term Rider          Insured Term Rider
                                                                                      amount                      amount

    -  Minimum Charge(26)                                                        $0.09 per $1,000            $0.09 per $1,000

    -  Maximum Charge(27)                                                        $4.35 per $1,000            $4.10 per $1,000

    -  Charge for a rider where the                                              $0.11 per $1,000            $0.11 per $1,000
       Additional Insured is a female,
       issue age 29, in the standard
       non-nicotine premium class, in
       Policy year 3


------------------------------


(23) The monthly disability benefit rider charge and the disability waiver rider charge depend on the insured's attained age and generally increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.



(24) The minimum charge is for an insured at attained age 21.



(25) The maximum charge is for an insured at attained age 56 or older whose medical condition, occupation or avocations at issue lead the Company to believe the insured's risk of disability is roughly double that of a typical insured.



(26) The minimum charge is for an additional insured in the female preferred non-nicotine class, issue age 21, in the first Policy year.



(27) The maximum charge is at attained age 69 for a male smoker additional insured whose rider was issued at his age 45 or younger. This maximum charge will be higher for a Policy with special premium class ratings and/or flat extra monthly charges.

                             PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------
                                                                                              AMOUNT DEDUCTED
                                                                             --------------------------------------------
                                                                                GUARANTEED MAXIMUM
              CHARGE                          WHEN CHARGE IS DEDUCTED                 CHARGE                 CURRENT CHARGE
   -----------------------------              -----------------------           ------------------           --------------
ACCELERATED DEATH BENEFIT RIDER(28)         When a benefit is paid           Charge per $1,000 of the    Charge per $1,000 of the
                                            under this rider                 amount of death benefit     amount of death benefit
                                                                                   accelerated                 accelerated

    -  Minimum Charge(29)                                                             $1,000                      $75.08

    -  Maximum Charge(30)                                                             $1,000                      $84.08

    -  Charge for a Policy with                                                       $1,000                      $80.08
       $25,000 of accelerated death
       benefit(31)



         The following table shows the range of portfolio fees and expenses for the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in the future. You can obtain more detailed information concerning each portfolio's fees and expenses in the prospectus for each portfolio.


RANGE OF ANNUAL OPERATING EXPENSES FOR THE PORTFOLIOS (1)


                                                                                             MINIMUM           MAXIMUM
                                                                                             -------           -------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are deducted
from portfolio assets, including management fees, 12b-1 fees, and other expenses)             0.46%             1.80%



(1) The portfolio expenses used to prepare this table were provided to Farmers by the fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown.


--------------------------


(28) Charges for the accelerated death benefit rider vary by the amount of death benefit that is accelerated. The charges shown may not be representative of the charges you will pay. You can obtain more information about these rider charges by contacting your agent.



(29) The minimum Current Charge is for any Policy on which $150,000 of the death benefit is accelerated, which is the maximum amount available.



(30) The maximum Current Charge is for any Policy on which less than $15,000 of the death benefit is accelerated.



(31) The typical charge is for a Policy on which $25,000 of the death benefit is accelerated.

         The next table shows the fees and expenses charged by each portfolio for the fiscal year ended December 31, 2003.



ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets as a percentage of average daily net assets in the portfolios as of December 31, 2003):

                                                                                                        FEE
                                                                                                       WAIVER
                                                                                           GROSS         OR       CONTRACTUAL
                                                                                           TOTAL      EXPENSE      NET TOTAL
                                                      MANAGEMENT     12b-1      OTHER      ANNUAL     REIMBURSE-     ANNUAL
                        PORTFOLIO                        FEES       FEES (1)   EXPENSES   EXPENSES       MENT       EXPENSES
                        ---------                     ----------    -------    --------   --------    ----------  -----------
CALVERT VARIABLE SERIES, INC.
  Calvert Social Small Cap Growth Portfolio(2)           1.00%        N/A      0.42%       1.42%        N/A           N/A

DREYFUS VARIABLE INVESTMENT FUND (SERVICE CLASS SHARES)
  Developing Leaders Portfolio                           0.75%       0.25%     0.07%       1.07%        N/A           N/A
  Quality Bond Portfolio                                 0.65%       0.25%     0.09%       0.99%        N/A           N/A

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (SERVICE CLASS SHARES)
                                                         0.75%       0.25%     0.09%       1.09%        N/A           N/A

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP") (SERVICE CLASS SHARES)
  Fidelity VIP Growth Portfolio(3)                       0.58%       0.10%     0.09%       0.77%        N/A           N/A
  Fidelity VIP Index 500 Portfolio(4)                    0.24%       0.10%     0.12%       0.46%        N/A           N/A
  Fidelity VIP Mid Cap Portfolio(5)                      0.58%       0.10%     0.12%       0.80%        N/A           N/A

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2 SHARES)(6)
  Franklin Small Cap Fund(7)                             0.51%       0.25%     0.29%       1.05%       0.04%         1.01%

                                                                                                        FEE
                                                                                                       WAIVER
                                                                                           GROSS         OR       CONTRACTUAL
                                                                                           TOTAL      EXPENSE      NET TOTAL
                                                      MANAGEMENT     12b-1      OTHER      ANNUAL     REIMBURSE-     ANNUAL
                        PORTFOLIO                        FEES       FEES (1)   EXPENSES   EXPENSES       MENT       EXPENSES
                        ---------                     ----------    -------    --------   --------    ----------  -----------
  Templeton Developing Markets Securities Fund(7)        1.25%       0.25%     0.30%       1.80%        N/A           N/A
  Templeton Global Asset Allocation Fund(7)              0.61%       0.25%     0.21%       1.07%       0.01%         1.06%

GOLDMAN SACHS VARIABLE INSURANCE TRUST(8)
  Goldman Sachs VIT Capital Growth Fund(9)               0.75%        N/A      0.68%       1.43%       0.53%         0.90%
  Goldman Sachs VIT CORE(SM) Small Cap Equity            0.75%        N/A      0.50%       1.25%       0.35%         0.90%
    Fund(9)
  Goldman Sachs VIT Mid Cap Value Fund(10)               0.80%        N/A      0.11%       0.91%        N/A           N/A

JANUS ASPEN SERIES
  Janus Aspen Balanced Portfolio                         0.65%       0.25%     0.02%       0.92%        N/A           N/A
    (Service Shares)
  Janus Aspen Capital Appreciation Portfolio             0.65%        N/A      0.03%       0.68%        N/A           N/A
    (Institutional Shares)
  Janus Aspen Mid Cap Growth Portfolio (Service          0.65%       0.25%     0.02%       0.92%        N/A           N/A
    Shares)

PIMCO VARIABLE INSURANCE TRUST (ADMINISTRATIVE CLASS SHARES)
  PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)      0.25%        N/A      0.68%       0.93%        N/A           N/A
    (formerly PIMCO Foreign Bond Portfolio)(11)
  PIMCO Low Duration Portfolio                           0.25%        N/A      0.40%       0.65%        N/A           N/A

SCUDDER VARIABLE SERIES I (CLASS A SHARES)
  Scudder Bond Portfolio                                 0.48%        N/A      0.10%       0.58%        N/A           N/A
  Scudder Global Discovery Portfolio(12)                 0.98%        N/A      0.20%       1.18%       0.00%         1.18%
  Scudder Growth and Income Portfolio                    0.48%        N/A      0.11%       0.59%        N/A           N/A
  Scudder International Portfolio                        0.88%        N/A      0.17%       1.05%        N/A           N/A
  Scudder Money Market Portfolio                         0.37%        N/A      0.11%       0.48%        N/A           N/A

SCUDDER VARIABLE SERIES II (CLASS A SHARES)
  Scudder Government & Agency Securities Portfolio
    (formerly Scudder Government Securities
    Portfolio)                                           0.55%        N/A      0.06%       0.61%        N/A           N/A
  Scudder High Income Portfolio                          0.60%        N/A      0.07%       0.67%        N/A           N/A
  Scudder Small Cap Growth Portfolio                     0.65%        N/A      0.04%       0.69%        N/A           N/A
  SVS Dreman High Return Equity Portfolio(13)            0.73%        N/A      0.06%       0.79%       0.00%         0.79%

WM VARIABLE TRUST (CLASS 2 SHARES)
  WM Equity Income Fund                                  0.62%       0.25%     0.08%       0.95%        N/A           N/A
  WM Mid Cap Stock Fund                                  0.75%       0.25%     0.08%       1.08%        N/A           N/A
  WM Small Cap Growth Fund (formerly WM Small Cap
    Stock Fund)                                          0.87%       0.25%     0.13%       1.25%        N/A           N/A

WM VARIABLE TRUST (CLASS 2 SHARES)
STRATEGIC ASSET MANAGEMENT (SAM) PORTFOLIOS(14)

                                                                                                        FEE
                                                                                                       WAIVER
                                                                                           GROSS         OR       CONTRACTUAL
                                                                                           TOTAL      EXPENSE      NET TOTAL
                                                      MANAGEMENT     12b-1      OTHER      ANNUAL     REIMBURSE-     ANNUAL
                        PORTFOLIO                        FEES       FEES (1)   EXPENSES   EXPENSES       MENT       EXPENSES
                        ---------                     ----------    -------    --------   --------    ----------  -----------
  WM SAM Balanced Portfolio                              0.10%       0.25%     0.93%       1.28%        N/A           N/A
  WM SAM Conservative Balanced Portfolio                 0.10%       0.25%     0.95%       1.30%        N/A           N/A
  WM SAM Conservative Growth Portfolio                   0.10%       0.25%     1.02%       1.37%        N/A           N/A
  WM SAM Flexible Income Portfolio                       0.10%       0.25%     0.84%       1.19%        N/A           N/A
  WM SAM Strategic Growth Portfolio                      0.10%       0.25%     1.08%       1.43%        N/A           N/A

------------------------------





(1) 12b-1 fees represent servicing fees which are paid to Farmers for certain administrative and account maintenance services provided by Farmers to Contract owners investing in these Portfolios. The 12b-1 distribution plan is described in the Portfolios' prospectus and statement of additional information. Because the 12b-1 fees are paid out of portfolio assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost more than paying other types of sales charges.



(2) The Gross Total Annual Expenses for the Calvert Social Small Cap Growth Portfolio reflect an indirect fee and fees before waivers resulting from the Portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits were used to reduce the Portfolio's expenses. The net operating expenses after reductions for fees paid indirectly and fee waivers was 1.31% during 2003. This fee waiver may be discontinued at any time.



(3) A portion of the brokerage expenses that the Fidelity VIP Growth Portfolio paid may be reimbursed and was used to reduce the Portfolio's expenses. After taking into account these voluntary offsets, the Gross Total Annual Expenses for the Portfolio was 0.74% during 2003. These offsets may be discontinued at any time.



(4) Through arrangements with the Fidelity VIP Index 500 Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. After taking into account these voluntary offsets, the Gross Total Annual Expenses for the Portfolio was 0.38% during 2003. These offsets may be discontinued at any time. In addition, the fund's manager has voluntarily agreed to reimburse the class to the extent that Gross Total Annual Expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 0.38%. This arrangement can be discontinued by the fund's manager at any time.



(5) A portion of the brokerage expenses that the Fidelity VIP Mid Cap Portfolio paid may be reimbursed and was used to reduce the Portfolio's expenses. In addition, through arrangements with the Portfolio's custodian, credits realized as a result of uninvested cash balances are used to reduce the Portfolio's custodian expenses. After taking into account these voluntary offsets, the Gross Total Annual Expenses for the Portfolio was 0.78% during 2003. These offsets may be discontinued at any time.



(6) While the maximum amount payable under the Franklin Templeton Variable Insurance Products Trust's Class 2 Shares 12b-1 plan is 0.35% per year of the Fund's average annual net assets, the Fund's Board of Trustees has set the 12b-1 rate at 0.25% of the Portfolio's average daily net assets until May 1, 2005.



(7) The manager of the Franklin Small Cap Fund and the Templeton Global Asset Allocation Fund has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. This reduction is required by the Fund's Board of Trustees and an exemptive order by the SEC.



(8) "Other Expenses" for the Goldman Sachs Variable Insurance Trust include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Portfolio plus all other ordinary expenses not detailed above. Additionally, the adviser for the Portfolios has voluntarily agreed to limit "Other Expenses" (excluding management fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation, indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio.



(9) The adviser for the Goldman Sachs VIT Capital Growth Fund and the Goldman Sachs VIT CORE(SM) Small Equity Fund has contractually agreed to reduce the "Other Expenses" to 0.11% of each Portfolio's average daily net assets through June 30, 2005. As a result of the reduction, the "Contractual Total Net Expenses" for each fund will be no higher than 0.90%.



(10) The adviser for the Goldman Sachs VIT Mid Cap Value Fund has voluntarily agreed to reduce the "Other Expenses" to 0.25% of the Portfolio's average daily net assets. Because of the assets levels for the period ended December 31, 2003, there were no expense reductions for the period ended December 31, 2003. The expense limitation for this Portfolio may be discontinued or modified by the adviser at its discretion at anytime.



(11) The Gross Total Annual Expenses for the PIMCO Foreign Bond Portfolio is 0.90% of the Portfolio's average net assets excluding interest expense. Interest expense is generally incurred as a result of investment management activities.



(12) The investment manager, the underwriter, and the accounting agent for the Scudder Global Discovery Portfolio, pursuant to their respective agreements with Scudder Variable Series I, have contractually agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the Scudder Global Discovery Portfolio (Class A Shares) to 1.25% of the Portfolio's average net assets.



(13) The investment manager, the underwriter, and the accounting agent of the SVS Dreman High Return Equity Portfolio, pursuant to their respective agreements with Scudder Variable Series II, have contractually agreed for the one year period commencing on May 1, 2004, to

---------------------------


     limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of SVS Dreman High Return Equity Portfolio (Class A Shares) to 0.87% of the Portfolio's average net assets.



(14) Each WM SAM Portfolio is an asset-allocation "fund of funds" that typically allocates its assets, within predetermined percentage ranges, among certain Funds of the WM Variable Trust and the WM High Yield Fund (the "Funds"). Each Portfolio has its own set of operating expenses, as does each of the Funds in which it invests. If you choose to invest in one of the WM SAM Portfolios subaccounts, you will be responsible for the indirect expense of the applicable WM SAM Portfolio as well as those of its Funds. Each WM SAM Portfolio indirectly bears a proportionate share of the applicable expenses of the Funds (including management fees) and is a shareholder of the Funds. Depending on which Funds are held by a WM SAM Portfolio and in what proportion, the fees will vary over time. "Other Expenses" and "Gross Total Annual Expenses" shows combined annual expenses for each WM SAM Portfolio and the Funds in which the Portfolio invests. The expenses shown assume a constant allocation by each Portfolio of its assets among the Funds identical to such Portfolio's actual allocation at December 31, 2003. A Portfolio's actual expenses may be higher or lower as a result of changes in the allocation of the Portfolio's assets among the Funds, and the expenses of the Fund and of the Portfolio.



         DISTRIBUTION COSTS



         For information concerning the compensation paid for the sale of the Policies, see "Distribution of the Policies."



HYPOTHETICAL ILLUSTRATIONS



         We provide hypothetical illustrations at the end of this prospectus to show what the Contract Values, Surrender Values and Death Benefits would be for a hypothetical insured. These hypothetical illustrations are based on hypothetical rates of return of the subaccounts that are not guaranteed. Furthermore, the hypothetical illustrations reflect some of the charges we deduct under the Policy, and assume costs of insurance rates for a hypothetical insured person. Your rates of return and insurance charges may be higher or lower than those shown in these illustrations. The actual return on your Contract Value will depend on factors such as the amounts you allocate to particular subaccounts, the amounts we deduct from your Contract Value for the monthly deduction, the portfolios' performance and expenses, and any loan and partial withdrawal history.



         Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.

FARMERS NEW WORLD LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY

         Farmers New World Life Insurance Company ("Farmers") is located at 3003
- 77th Avenue, S.E., Mercer Island, Washington 98040. We are obligated to pay all benefits under the Policy.

                                THE FIXED ACCOUNT


         You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the fixed account. The fixed account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The fixed account is part of Farmers' general account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the fixed account's assets. Farmers bears the full investment risk for all amounts contributed to the fixed account. Farmers guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the general account are subject to our general liabilities from business operations. The fixed account may not be available in all states.



         Money you place in the fixed account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 3%, but we are not obligated to do so. We have no specific formula for determining current interest rates.


         The fixed account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 3% guaranteed rate.

         We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 3% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

         We currently allocate amounts from the fixed account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis ("LIFO") for the purpose of crediting interest.


         The fixed account is not registered with the Securities and Exchange Commission ("SEC"). The disclosures included in this prospectus about the fixed account are for your information and have not been reviewed by the staff of the SEC. However, fixed account disclosure may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.


THE VARIABLE ACCOUNT AND THE PORTFOLIOS

                              THE VARIABLE ACCOUNT

         Farmers established the variable account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the variable account. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the Federal securities laws.

         The variable account is divided into subaccounts, each of which invests in shares of one portfolio of a fund.

         Income, gains, and losses credited to, or charged against, a subaccount of the variable account reflect the subaccount's own investment experience and not the investment experience of our other assets. The variable account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the variable account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.


         CHANGES TO THE VARIABLE ACCOUNT. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.


                                 THE PORTFOLIOS

         Each subaccount of the variable account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Contract is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.

         The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

         Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

         Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Policy. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Policy.

         An investment in a subaccount, or in any portfolio, including the Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS


         The following table summarizes each portfolio's investment objective(s) and policies. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, FEES AND EXPENSES OF EACH PORTFOLIO, IN THE PROSPECTUSES FOR THE PORTFOLIOS THAT ARE ATTACHED TO THIS PROSPECTUS. YOU SHOULD READ THE PROSPECTUSES FOR THE PORTFOLIOS CAREFULLY.



                                          INVESTMENT OBJECTIVE AND INVESTMENT
             PORTFOLIO                                  ADVISER
             ---------                    -----------------------------------
CALVERT SOCIAL SMALL CAP GROWTH         Seeks to achieve long-term capital
PORTFOLIO                               appreciation by investing primarily in
                                        the equity securities of companies that
                                        have small market capitalizations.
                                        Investment adviser is Calvert Asset
                                        Management Company, Inc. The
                                        sub-advisor is Awad Asset Management,
                                        Inc.

DREYFUS VIF DEVELOPING LEADERS          Seeks capital growth. Investment
PORTFOLIO (SERVICE CLASS)               adviser is The Dreyfus Corporation.

DREYFUS VIF QUALITY BOND PORTFOLIO      Seeks to maximize total return,
(SERVICE CLASS)                         consisting of capital appreciation and
                                        current income. Investment adviser is
                                        The Dreyfus Corporation.

THE DREYFUS SOCIALLY RESPONSIBLE        Seeks to provide capital growth, with
GROWTH FUND, INC. (SERVICE CLASS)       current income as a secondary goal.
                                        Investment adviser is The Dreyfus
                                        Corporation.

FIDELITY VIP GROWTH PORTFOLIO           Seeks to achieve capital appreciation.
(SERVICE CLASS)                         Investment adviser is Fidelity
                                        Management & Research Company. The
                                        sub-advisor is FMR Co., Inc.

FIDELITY VIP INDEX 500 PORTFOLIO        Seeks investment results that
(SERVICE CLASS)                         correspond to the total return of
                                        common stocks publicly traded in the
                                        United States, as represented by the
                                        Standard & Poor's 500(S)(M) Index.
                                        Investment adviser is Fidelity
                                        Management & Research Company. The
                                        sub-adviser is Geode Capital
                                        Management, LLC (Geode).

FIDELITY VIP MID CAP PORTFOLIO          Seeks long-term growth of capital.
(SERVICE CLASS)                         Investment adviser is Fidelity
                                        Management & Research Company. The
                                        sub-advisor is FMR Co., Inc., Fidelity
                                        Management & Research (U.K.), Inc.,
                                        Fidelity Management & Research (Far
                                        East), Inc., and Fidelity Investments
                                        Japan Limited.

FRANKLIN SMALL CAP FUND (CLASS 2)       Seeks long-term capital growth.
                                        Investment adviser is Franklin
                                        Advisers, Inc.

TEMPLETON DEVELOPING MARKETS            Seeks long-term capital appreciation.
SECURITIES FUND (CLASS 2)               Investment adviser is Templeton Asset
                                        Management Ltd.

TEMPLETON GLOBAL ASSET ALLOCATION       Seeks high total return. Investment
FUND (CLASS 2)                          adviser is Templeton Investment
                                        Counsel, LLC. The sub-adviser is
                                        Franklin Advisers, Inc.

GOLDMAN SACHS CAPITAL GROWTH FUND       Seeks long-term growth of capital.
                                        Investment adviser is Goldman Sachs
                                        Asset Management, L.P.

GOLDMAN SACHS CORE (SM) SMALL CAP       Seeks long-term growth of capital.
EQUITY FUND                             Investment adviser is Goldman Sachs
                                        Asset Management, L.P.

GOLDMAN SACHS MID CAP VALUE FUND        Seeks long-term capital appreciation.
                                        Investment adviser is Goldman Sachs
                                        Asset Management, L.P.

JANUS ASPEN BALANCED PORTFOLIO          Seeks long-term capital growth,
(SERVICE SHARES)                        consistent with preservation of capital
                                        and balanced by current income.
                                        Investment adviser is Janus Capital.

JANUS ASPEN CAPITAL APPRECIATION        Seeks long-term growth of capital.
PORTFOLIO (INSTITUTIONAL SHARES)        Investment adviser is Janus Capital.

JANUS ASPEN MID CAP GROWTH PORTFOLIO    Seeks long-term growth of capital.
(SERVICE SHARES)                        Investment adviser is Janus Capital.

PIMCO FOREIGN BOND PORTFOLIO (U.S.      Seeks maximum total return, consistent
DOLLAR-HEDGED) (FORMERLY PIMCO          with preservation of capital and
FOREIGN BOND PORTFOLIO)                 prudent investment management.
(ADMINISTRATIVE CLASS)                  Investment adviser is Pacific
                                        Investment Management Company LLC.

PIMCO LOW DURATION (ADMINISTRATIVE      Seeks maximum total return, consistent
CLASS)                                  with preservation of capital and
                                        prudent investment management.
                                        Investment adviser is Pacific
                                        Investment Management Company LLC.

                                          INVESTMENT OBJECTIVE AND INVESTMENT
             PORTFOLIO                                  ADVISER
             ---------                    -----------------------------------
SCUDDER BOND PORTFOLIO (CLASS A)        Seeks to provide a high level of income
                                        consistent with a high quality
                                        portfolio of debt securities.
                                        Investment adviser is Deutsche
                                        Investment Management Americas Inc.

SCUDDER GLOBAL DISCOVERY PORTFOLIO      Seeks above-average capital
(CLASS A)                               appreciation over the long term.
                                        Investment adviser is Deutsche
                                        Investment Management Americas Inc.

SCUDDER GROWTH AND INCOME PORTFOLIO     Seeks long-term growth of capital,
(CLASS A)                               current income and growth of income.
                                        Investment adviser is Deutsche
                                        Investment Management Americas Inc.

SCUDDER INTERNATIONAL PORTFOLIO         Seeks long-term growth of capital
(CLASS A)                               primarily through diversified holdings
                                        of marketable foreign equity
                                        investments. Investment adviser is
                                        Deutsche Investment Management Americas
                                        Inc.

SCUDDER MONEY MARKET PORTFOLIO          Seeks to maintain stability of capital
(CLASS A)                               and, consistent therewith, to maintain
                                        the liquidity of capital and to provide
                                        current income. Investment adviser is
                                        Deutsche Investment Management Americas
                                        Inc.

SCUDDER GOVERNMENT & Agency             Seeks high current income consistent
SECURITIES PORTFOLIO (FORMERLY          with preservation of capital.
SCUDDER GOVERNMENT SECURITIES           Investment adviser is Deutsche
PORTFOLIO) (CLASS A)                    Investment Management Americas Inc.

SCUDDER HIGH INCOME PORTFOLIO           Seeks to provide a high level of
(CLASS A)                               current income. Investment adviser is
                                        Deutsche Investment Management Americas
                                        Inc.

SCUDDER SMALL CAP GROWTH PORTFOLIO      Seeks maximum appreciation of
(CLASS A)                               investors' capital. Investment adviser
                                        is Deutsche Investment Management
                                        Americas Inc.

SVS DREMAN HIGH RETURN EQUITY           Seeks to achieve a high rate of total
PORTFOLIO (CLASS A)                     return. Investment adviser is Deutsche
                                        Investment Management Americas Inc.;
                                        investment sub-adviser is Dreman Value
                                        Management L.L.C.

WM EQUITY INCOME FUND (CLASS 2 SHARES)  Seeks to provide a relatively high level of current income and long-term
                                        growth of income and capital. The
                                        investment adviser is WM Advisors, Inc.

WM MID CAP STOCK FUND (CLASS 2 SHARES)  Seeks to provide long-term capital appreciation. The investment adviser
                                        is WM Advisors, Inc.

WM SMALL CAP GROWTH FUND (FORMERLY WM   Seeks to provide long-term capital
SMALL CAP STOCK FUND) (CLASS 2          appreciation. The investment adviser
SHARES)                                 is WM Advisors, Inc.

WM SAM BALANCED PORTFOLIO (CLASS 2)     Seeks to provide as high a level of
                                        total return (consisting of reinvested
                                        income and capital appreciation) as is
                                        consistent with reasonable risk. In
                                        general, relative to the other
                                        portfolios, the Balanced Portfolio
                                        should offer you the potential for a
                                        medium level of income and a medium
                                        level of capital growth, while exposing
                                        you to a medium level of principal
                                        risk. Investment adviser is WM
                                        Advisors, Inc.

WM SAM CONSERVATIVE BALANCED            Seeks to provide a high level of total
PORTFOLIO (CLASS 2)                     return (consisting of reinvestment of
                                        income and capital appreciation),
                                        consistent with a moderate degree of
                                        principal risk. In general, relative
                                        to the other portfolios, the
                                        Conservative Balanced Portfolio should
                                        offer you the potential for a medium to
                                        high level of income and a medium to
                                        low level of capital growth, while
                                        exposing you to a medium to low level
                                        of principal risk. Investment adviser
                                        is WM Advisors, Inc.

WM SAM CONSERVATIVE GROWTH PORTFOLIO    Seeks to provide long-term capital
(CLASS 2)                               appreciation. In general, relative to
                                        the other portfolios, the Conservative
                                        Growth Portfolio should offer you the
                                        potential for a low to medium level of
                                        income and a medium to high level of
                                        capital growth, while exposing you to a
                                        medium to high level of principal
                                        risk. Investment adviser is WM
                                        Advisors, Inc.

WM SAM FLEXIBLE INCOME PORTFOLIO        Seeks to provide a high level of total
(CLASS 2)                               return (consisting of reinvestment of
                                        income with some capital
                                        appreciation). In general, relative to
                                        the other portfolios, the Flexible
                                        Income Portfolio should offer you the
                                        potential for a high level of income
                                        and a low level of capital growth,
                                        while exposing you to a low level of
                                        principal risk. Investment adviser is
                                        WM Advisors, Inc.

                                          INVESTMENT OBJECTIVE AND INVESTMENT
             PORTFOLIO                                  ADVISER
             ---------                    -----------------------------------
WM SAM STRATEGIC GROWTH PORTFOLIO       Seeks to provide long-term capital
(CLASS 2)                               appreciation. In general, relative to
                                        the other portfolios, the Strategic
                                        Growth Portfolio should offer you the
                                        potential for a high level of capital
                                        growth, and a corresponding level of
                                        principal risk. Investment adviser is
                                        WM Advisors, Inc.


         In addition to the variable account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers nor the mutual funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

         If a fund's Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

         PLEASE READ THE ATTACHED PROSPECTUSES FOR THE PORTFOLIOS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS.

                         AVAILABILITY OF THE PORTFOLIOS

         We do not guarantee that each portfolio will always be available for investment through the Policies.

         We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

                       YOUR RIGHT TO VOTE PORTFOLIO SHARES

         Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Policy owners instruct, so long as such action is required by law.


         Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in that portfolio (as of a date set by the portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each subaccount in which you have an investment.

         If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy owners advising you of the action and the reasons we took such action.

THE POLICY

                               PURCHASING A POLICY

         To purchase a Policy, you must send the application and, in most cases, an initial premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter for the Policy, Farmers Financial Solutions, LLC.

         There may be delays in our receipt of an application that are outside of our control because of the failure of the agent to forward the application to us promptly, or because of delays in determining that the Policy is suitable for you. Any such delays will affect when your Policy can be issued and when your initial premium is allocated to one or more subaccounts of the variable account and/or to the fixed account.

         Acceptance of an application is subject to our insurance underwriting. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

         We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

         We determine the minimum principal sum (death benefit) for a Policy based on the attained age of the insured when we issue the Policy. The minimum principal sum for the preferred premium class is $150,000, and $50,000 for all others. The maximum issue age for insureds in the preferred underwriting class is age 75, and for all other premium classes is age 80. We base the minimum initial premium for your Policy on a number of factors including the age, sex and premium class of the insured and the amount of the principal sum. We currently require a minimum initial premium as shown on the Policy's specifications page.

                        TAX-FREE `SECTION 1035' EXCHANGES

         You can generally exchange one life insurance policy for another in a `tax-free exchange' under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. The Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy's suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                      WHEN INSURANCE COVERAGE TAKES EFFECT

         TEMPORARY INSURANCE COVERAGE. If the proposed insured meets our eligibility requirements for temporary insurance coverage, then we will provide the proposed insured with temporary insurance coverage in the amount applied for, or $50,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

         Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

         -        The date full insurance coverage becomes effective; or


         - The date the proposed insured receives notice that their application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or


         - The date the proposed insured or the owner signs a request to cancel the application or rejects the Policy.

         FULL INSURANCE COVERAGE. If we issue the Policy as applied for, full insurance coverage under the Policy will take effect on the issue date, provided sufficient payment has been received. If we issue a Policy other than as applied for, full insurance coverage will take effect either upon the completion of all underwriting and owner payment for and acceptance of the Policy, or on the issue date, whichever is later. The issue date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Full insurance coverage will not begin before the issue date printed in the Policy.

         Generally, we will issue the Policy if we determine that the insured meets our underwriting requirements and we accept the original application. On the issue date, we will allocate your premium (multiplied by the percent of premium factor) to the fixed account until the reallocation date, and we will begin to deduct monthly deductions from your Contract Value. See "Allocating Premiums."

         BACKDATING. We may sometimes backdate a Policy, if you request, by assigning an issue date earlier than the record date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. Backdating may result in higher surrender charges if the Deferred Sales Charge or Administrative Components are based on certain lower age brackets. (See "Surrender Charge.") For a backdated Policy, monthly deductions, including cost of insurance charges, will begin on the backdated issue date. You will therefore incur charges for the period between the issue date and the record date as though full insurance coverage is in effect during this period, even though full coverage does not in fact begin until the record date (or a few days prior to the record date in some cases).

                  CANCELING A POLICY (RIGHT-TO-EXAMINE PERIOD)

         You may cancel a Policy during the "right-to-examine period" by returning it to our Home Office. In most states, the right-to-examine period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the right-to-examine period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy.

                                STATE VARIATIONS

         Any state variations in the Policy are covered in a special policy form for use in that state. This Prospectus provides a general description of the Policy. Your actual Policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your Policy and its endorsements and riders, if any, contact our Service Center.

                                 OTHER POLICIES

         We offer variable life insurance policies that have different death benefits, policy features, and optional benefits. However, these other policies also have different charges that would affect the performance of your subaccount and Contract Value. For more information about these policies, please contact our Service Center or your agent.

                                OWNERSHIP RIGHTS

         The Policy belongs to the owner named in the application. The owner may exercise all of the ownership rights and options described in the Policy. The insured is the owner unless the application specifies a different person as the owner. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the insured's estate. The owner may designate the beneficiary (the person to receive the death benefit when the insured dies) in the application.


Changing the Owner



- You may change the owner by providing a written request to us at any time while the insured is alive.



-        The change takes effect on the date that the written request is signed.



- We are not liable for any actions we may have taken before we received the written request.



-        Changing the owner does not automatically change the beneficiary.



- Changing the owner may have tax consequences. You should consult a tax adviser before changing the owner.





Selecting and Changing the Beneficiary

- If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

- If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.

- If both the beneficiary and contingent beneficiary die before the insured, then we will pay the death benefit to the owner or the owner's estate once the insured dies.

- You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the insured's death, then the death benefit proceeds will be paid as if the beneficiary had died first.

- You can change the beneficiary by providing us with a written request while the insured is living.

- The change in beneficiary is effective as of the date you sign the written request.

- We are not liable for any actions we may have taken before we received the written request.

Assigning the Policy



-        You may assign Policy rights while the insured is alive.



-        The owner retains any ownership rights that are not assigned.



- The assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.



- Claims under any assignment are subject to proof of interest and the extent of the assignment.



-        We are not:



         - bound by any assignment unless we receive a written notice of the assignment.



         -        responsible for the validity of any assignment.



         - liable for any payment we made before we received written notice of the assignment.



         Assigning the Policy may have tax consequences. See "Federal Tax Considerations."


                              MODIFYING THE POLICY

         Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

         Upon notice to you, we may modify the Policy to:

         - conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

         - assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

         -        reflect a change in the variable account's operations.

         If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

                               POLICY TERMINATION

         Your Policy will terminate on the earliest of:

         -        the maturity date (insured's attained age 110)

         -        the date the insured dies

         -        the end of the grace period without a sufficient payment

         -        the date you surrender the Policy.

PREMIUMS

                               PREMIUM FLEXIBILITY

         You have flexibility to determine the frequency and the amount of the premiums you pay. You do not have to pay premiums according to any schedule. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. Paying the minimum premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

         Before the issue date of the Policy (or if premium is paid on delivery of the Policy, before the record date), we will require you to pay the premium indicated on your Policy's specification page. Thereafter, you may pay premiums ($25 minimum) at any time. You must send all premiums to our Service Center. We reserve the right to limit the number and amount of any unscheduled premiums. You may not pay any premiums after the insured reaches attained age 100.

         We multiply each premium by the percent of premium factor (currently 0.965) and credit the resulting value to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and selling expenses.

         WE WILL TREAT ANY PAYMENT YOU MAKE AS A PREMIUM UNLESS YOU CLEARLY MARK IT AS A LOAN REPAYMENT. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

         PLANNED PREMIUMS. You may determine a planned premium schedule that allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned premiums by sending us a written request. We have the right to limit the amount of any increase in planned premiums. Even if you make your planned premiums on schedule, your Policy may lapse if your Surrender Value (or unloaned Contract Value, in certain circumstances) ever becomes less than the monthly deduction. See "Risk Summary," "Policy Lapse."

         ELECTRONIC PAYMENTS OR BILLING. If you authorize electronic payment of your premiums from your bank account, or if you ask to be billed for your planned premiums, the total amount of premiums being debited, or billed, must be at least $300 per year. You can be billed, or make electronic payments, on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

         You can stop paying premiums at any time and your Policy will continue in force until the earlier of the maturity date (when the insured reaches attained age 110), or the date when either (1) the insured dies, or (2) the grace period ends after the Surrender Value has been exhausted, or (3) we receive your signed request to surrender the Policy.

         TAX CODE PROCESSING. If Farmers receives any premium payment that it anticipates will cause a Policy to become a modified endowment contract ("MEC") or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, Farmers will not accept the EXCESS PORTION of that premium and will immediately notify the owner and give an explanation of the issue. Farmers will refund the EXCESS premium no later than 2 weeks after receipt of the premium at the Service Center (the "refund date"), except in the following circumstances:

         a. the tax problem resolves itself prior to the refund date; or

         b. the tax problem relates to a MEC and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

         In the above cases, Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgment at the Service Center. We will then process the excess premium accordingly.

                                MINIMUM PREMIUMS

         The full initial premium is the only premium required to be paid under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the minimum premium. PAYING THE MINIMUM PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums may be necessary to keep the Policy in force to maturity.

         The initial minimum premium for two alternative payment modes (for example, annual and monthly) are shown on your Policy's specifications page. The minimum premium depends on a number of factors including the age, sex, and premium class of the proposed insured, and the principal sum.

         The minimum premium will change if:

         -        you increase or decrease the principal sum;

         -        you change the death benefit option;

         -        you change or add a rider;

         - you take a partial withdrawal when you have elected the level death benefit option (Option B); or

         - the insured's premium class changes (for example, from nicotine to non-nicotine, or from standard to substandard).

         If your Surrender Value (that is, the Contract Value, minus the surrender charge, any outstanding loan amount, and any interest you would owe if you surrendered the Policy) becomes zero or less, AND if the total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums under your Policy, then your Policy will enter a 61-day grace period. During the grace period, you must make a payment large enough to keep the Policy in force. The cumulative minimum premiums is the sum of all past monthly-mode minimum premiums since the issue date.

         But if the total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums, then your Policy will enter a grace period only if your Contract Value (minus any outstanding loan amount and any interest you would owe if you surrendered the Policy), is too low to pay the entire monthly deduction when due.

         Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain issue ages, classes and policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results, however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.

                               ALLOCATING PREMIUMS

         When you apply for a Policy, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the variable account and to the fixed account according to the following rules:

         - you must put at least 1% of each premium in any subaccount or the fixed account you select;

         - allocation percentages must be in whole numbers and the sum of the percentages must equal 100.


You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way existing Contract Value is apportioned among the subaccounts or the fixed account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of subaccount allocations in effect at any one time.


         Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


         On the issue date, we will allocate your premium(s) received, times the percent of premium factor, minus the monthly deduction(s), to the fixed account. If you make your first full premium payment upon delivery of the Policy, we will allocate your premium to the fixed account on the Business Day it is received at the Service Center. We also allocate any premiums we receive from the issue date to the reallocation date (the record date, plus the number of days in your state's right to examine period, plus 10 days) to the fixed account. While held in the fixed account, premium(s) will be credited with interest at the current fixed account rate. On the reallocation date, we will reallocate the Contract Value in the fixed account to the other subaccounts (at the unit value next determined) and the fixed account in accordance with the allocation percentages provided in the application.



         Unless additional underwriting is required or a situation described above in the "Tax Code processing" section occurs, we invest all premiums paid after the reallocation date on the Business Day they are received in our Service Center. We credit these premiums to the subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business
Day.




YOUR CONTRACT VALUES



YOUR CONTRACT VALUE


- varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans)

-        serves as the starting point for calculating values under a Policy

- equals the sum of all values in each subaccount, the loan account and the fixed account


-        is determined on the issue date and on each Business Day


- on the issue date, equals the initial premium times the percent of premium factor, less the monthly deduction

- has no guaranteed minimum amount and may be more or less than premiums paid.

                                SUBACCOUNT VALUE


         Each subaccount's value is determined at the end of each Business Day. We determine your Policy's value in each subaccount by multiplying the number of units that your Policy has in the subaccount by the accumulation unit value of that subaccount at the end of the Business Day.



THE NUMBER OF UNITS IN ANY SUBACCOUNT ON ANY BUSINESS DAY EQUALS:


-        the initial units purchased at the unit value on the issue date; PLUS

- units purchased with additional premiums net of the percent of premium factor; PLUS

- units purchased via transfers from another subaccount or the fixed account; MINUS

-        units redeemed to pay a pro-rata share of the monthly deductions; MINUS


- units redeemed to pay for partial withdrawals, and any applicable surrender charges; MINUS


- units redeemed as part of a transfer to another subaccount, the loan account or the fixed account.

         Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or withdrawal, by the unit value for that subaccount at the end of the Valuation Period.

                              SUBACCOUNT UNIT VALUE

         The accumulation unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the Variable Account's financial statements. The unit value may increase or decrease from one Valuation Period to the next. For a discussion of how unit values are calculated, see the SAI.

                               FIXED ACCOUNT VALUE

         On the issue date, the fixed account value is equal to the premiums paid multiplied by the percent of premium factor, less the first monthly deduction.

THE FIXED ACCOUNT VALUE AT THE END OF ANY VALUATION PERIOD IS EQUAL TO:


- the fixed account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; PLUS



- the portion of the premium(s), multiplied by the percent of premium factor, allocated to the fixed account since the preceding Business Day, plus interest from the date such premiums were received to the date of calculation; PLUS



- any amounts transferred to the fixed account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; MINUS



- the amount of any transfer from the fixed account to the subaccounts and the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation and any processing fee; MINUS



- the amount of any partial withdrawals and any applicable surrender charges deducted from the fixed account since the preceding Business Day, plus interest on those surrendered amounts from the effective date of each withdrawal to the date of calculation; MINUS



- a pro-rata share of the monthly deduction, on each Business Day when a monthly deduction is due.

         Your Policy's guaranteed minimum fixed account value will not be less than the minimum values required by the state where we deliver your Policy.

                               LOAN ACCOUNT VALUE

THE LOAN ACCOUNT VALUE AT THE END OF ANY VALUATION PERIOD EQUALS:


- the loan account value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; PLUS



- any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; MINUS



- the amount of any transfer from the loan account to the subaccounts and the fixed account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation.


         Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the fixed account and subaccounts to the loan account on a pro-rata basis if sufficient funds are available for transfer. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

CHARGES AND DEDUCTIONS

         This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

SERVICES AND BENEFITS WE PROVIDE:

- the death benefit, surrender and loan benefits under the Policy, and the benefits provided by riders

-        investment options, including premium allocations

-        administration of elective options

-        the distribution of reports to owners

COSTS AND EXPENSES WE INCUR:

- costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders)

-        overhead and other expenses for providing services and benefits

- sales and marketing expenses, including compensation paid in connection with the sale of the Policies

- other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees

RISKS WE ASSUME INCLUDE BUT ARE NOT LIMITED TO:

- that the cost of insurance charges we deduct are insufficient to meet our actual claims because insureds die sooner than we anticipate

- that the costs of providing the services and benefits under the Policies exceed the charges we deduct

         All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

                               PREMIUM DEDUCTIONS

         When you make a premium payment, we apply a percent of premium factor currently equal to 0.965 to the premium to determine the amount that we will allocate to the subaccounts and the fixed account according to your instructions. The 3.5% of each premium that we retain is the sum of 1.25%, which compensates us for a portion of our sales expenses, and 2.25%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state and currently range from 0% to 3.50% in the states in which the Policy is sold. The 3.5% estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.25%, the difference between the actual rate and the 2.25% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on policies in states that charge a higher premium tax rate.

                                MONTHLY DEDUCTION


         We take a monthly deduction from the Contract Value on the issue date and on the Business Day nearest each monthly due date (the same day of each succeeding month as the issue date). We will make deductions by canceling units in each subaccount and withdrawing funds from the fixed account. We will take the monthly deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the sum of all subaccounts and the fixed account on the monthly due date). Because portions of the monthly deduction can vary from month-to-month, the monthly deduction will also vary.


         The monthly deduction is equal to:

         -        The monthly administration charge; PLUS

         -        The cost of insurance charge for the Policy; PLUS

         - The special premium factor applied to the cost of insurance for a special premium class, if any; PLUS

         -        Extra charges for a special premium class, if any; PLUS

         -        The charges for any riders.

         MONTHLY ADMINISTRATION CHARGE. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $5. We may increase or decrease this charge but it is guaranteed never to be higher than $8.

         COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g., the principal sum, the Contract Value, the insured's issue age, sex, and premium class, and the number of months since the issue date) that will cause it to vary from Policy to Policy and from month to month. The current (but not the maximum) cost of insurance rates generally increase significantly at the earlier of the 21st policy year or age 80.

         The cost of insurance charge is equal to the cost of insurance rate at the insured's attained age, times the number of thousands of Risk Insurance Amount.

         The Risk Insurance Amount is:

         1.       The current death benefit; MINUS


         2. The Contract Value at the end of the Business Day preceding the monthly due date; PLUS


         3. The monthly administrative charge for the month that begins on the monthly due date; PLUS

         4. Any charges for riders for the month that begins on the monthly due date.

         The Risk Insurance Amount may increase or decrease each month depending on investment experience of the portfolios in which you are invested, the payment of additional premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial withdrawals, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

         Cost of insurance rates are based on the sex, attained age and premium class of the insured. The cost of insurance rates are generally higher for male insureds than for female insureds of the same age and premium class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates that are shown in Appendix A or your Policy's specification page.

         The premium class of the insured will affect the cost of insurance rates. We currently place insureds into preferred and standard premium classes and into special premium classes involving higher mortality risks. The cost of insurance rates for insureds in special premium classes involving higher mortality risks are multiples of the standard rates. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix A (or on your Policy's specification page) times a special premium class rating factor shown on your Policy's specification page.

         We calculate the cost of insurance separately for the initial principal sum and for any increase in principal sum. If you request and we approve an increase in your Policy's principal sum, then a different premium class (and a different cost of insurance rate) may apply to the increase, based on the insured's age and circumstances at the time of the increase.

         The Policies are based on 1980 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and premium class. We also offer Policies based on unisex mortality tables if required by state law.

         MONTHLY SPECIAL PREMIUM CLASS CHARGE. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special premium class rating factor shown on your Policy's specification page. This factor is applied to both current and guaranteed cost of insurance rates. This charge is deducted as part of the monthly deduction and compensates us for additional costs associated with policies in a special premium class. If applicable to you, your Policy's specification page will show you the amount of this charge.

         FLAT EXTRA MONTHLY CHARGE FOR POLICIES IN A SPECIAL PREMIUM CLASS. We may deduct an additional flat extra monthly charge as part of the monthly deduction if the insured is in a special premium class. This compensates us for additional costs we anticipate from policies in a special premium class. The charge, if any, will be shown on your Policy's specifications page.


         RIDER CHARGES. The monthly deduction includes charges for any optional insurance benefit you add to your Policy by rider. The rider charge is summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. Among the riders currently available under the Policy are:


         - ACCELERATED DEATH BENEFIT RIDER. This benefit allows accelerated payment of up to 50% of the death benefit while the insured is still alive, if the insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a different period is required by state law). The maximum benefit available is the lesser of 50% of the death benefit or $150,000, until the insured's age 95. Beginning at the insured's age 95 any amount up to the entire death benefit is available for acceleration. Exercise of this rider will reduce the other benefits under the Policy under a formula set forth in the rider. There is no charge for this rider prior to the time the accelerated benefits are paid. There is an administrative charge not to exceed 1% of the accelerated benefit amount paid. The benefit is also reduced by an actuarial discount appropriate to the policy to which the rider is attached.

         - MONTHLY DISABILITY BENEFIT RIDER. This benefit adds a monthly benefit to the fixed account if we receive due proof that the insured is totally disabled as defined in the rider. We pay the monthly benefit during the insured's continued disability, but not beyond the insured's attained age 65. The monthly benefit is the monthly disability benefit rider amount multiplied by the percent of premium factor that is shown on the policy specifications page. Disability must start before the insured's attained age 60. The charge for this rider will be added to the monthly deduction for the Policy. The monthly charge for this rider is the sum of:

                  1. the monthly disability benefit rider amount shown on the policy specifications page times a percentage at the insured's attained age; PLUS

                  2. the extra monthly charge for a special premium class for this rider, if any.

                        MORTALITY AND EXPENSE RISK CHARGE

         We deduct a daily charge from your Contract Value in each subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

         -        your Contract Value in each subaccount MULTIPLIED BY

         - the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

         If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

                                SURRENDER CHARGE

         We deduct a surrender charge if, during the first 14 Policy years, you:

         -        fully surrender the Policy, or

         - take a partial withdrawal from your Policy, if you have elected a level death benefit (Option B) , or

         - you decrease the principal sum that was in effect at the time of issue.

         In the case of a full surrender, we pay the remaining Contract Value (less any surrender charge and any outstanding loan amount, including any interest you owe) to you. The payment you receive is called the Surrender Value.

         If you take a partial withdrawal, we will reduce the Contract Value on a pro-rata basis from the subaccounts and the fixed account (unless you instruct us otherwise) by the amount of the partial withdrawal, the processing fee, and any surrender charge.

         THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THIS CHARGE BEFORE YOU REQUEST A SURRENDER. Under some circumstances the level of surrender charges might result in no Contract Value available if you surrender your Policy during the period when surrender charges apply. This will depend on a number of factors, but is more likely if:

         1. you pay premiums equal to or not much higher than the minimum premium shown in your Policy, or

         2.       investment performance is too low.

         The surrender charge is equal to the sum of the Deferred Sales Charge Component and the Administrative Component.

         The Deferred Sales Charge Component is calculated by:

         1. find the sum of all premiums that have been paid to the Policy (do not deduct amounts withdrawn or the percent of premium factor);

         2. multiply this sum by 0.075 if the insured's issue age was 65 or younger, or by 0.050 if the insured's issue age was 66 or older;

         3.       multiply the result by the appropriate number on this table:

    Policy Year:            1-3     4      5       6      7      8      9      10     11     12     13      14    15 or more
    ------------            ----   ----   ----    ----   ----   ----   ----   ----   ----   ----   ----    ----   ----------
Issue ages 0-65             1.00   1.00   1.00    0.90   0.80   0.70   0.60   0.50   0.40   0.30   0.20    0.10      0.00
Issue ages 66 and older     1.00   0.90   0.80    0.70   0.60   0.50   0.40   0.30   0.20   0.15   0.10    0.05      0.00

         The Administrative Component is calculated by:

         1. the appropriate surrender charge factor from the tables in Appendix B for the insured's age on the issue date and the number of full Policy years since the issue date (regardless of whether the Policy has lapsed and been reinstated) (the tables vary by sex and premium class); MULTIPLIED BY

         2. the number of thousands of principal sum on the issue date, MINUS any reductions in principal sum for which a surrender charge has already been imposed.

         SURRENDER CHARGE ON A DECREASE IN PRINCIPAL SUM. If you decrease the principal sum that was in effect on the issue date, we will assess the administrative component of the surrender charge. To determine the surrender charge for a decrease in principal sum: multiply the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum at the time of issue that are now being decreased. Only a reduction in the original principal sum amount (as of the issue date) incurs a surrender charge.


         SURRENDER CHARGE FOR A PARTIAL WITHDRAWAL. If you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we may deduct a surrender charge from your Contract Value. The surrender charge on a withdrawal is equal to the appropriate surrender charge factor from the table in Appendix B, multiplied by the number of thousands by which the principal sum (on the issue date) is reduced by the withdrawal, minus any reductions in the original principal sum for which we have already imposed a surrender charge.


         AN EXAMPLE OF CALCULATING THE SURRENDER CHARGE FOLLOWS:

         This example is for a Policy issued to a male non-nicotine that is in its seventh Policy year. The principal sum is $200,000 and the issue age is 35. A premium of $1,000 has been paid at the beginning of each year and the total cumulative premium payments are $7,000.

         The total surrender charge is the sum of a Deferred Sales Charge Component and an Administrative Component.

         The Deferred Sales Charge Component is calculated by multiplying the cumulative premium by 0.075, then multiplying the result by the appropriate number from the table. For this example the appropriate number is 0.80. The result is ($7,000)(0.075)(0.80) = $420.

         The Administrative Component is calculated by multiplying the number of thousands of principal sum by the appropriate factor from the surrender charge table. In this example the factor is 4.94. The result is ($200)(4.94) = $988.

         The total surrender charge is the sum of the Deferred Sales Charge Component and the Administrative Component. The total surrender charge is therefore $420 + $988 = $1,408.

         PARTIAL WITHDRAWAL PROCESSING FEE. We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

                                 TRANSFER CHARGE

- We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.

- We charge $25 for each additional transfer. We will not increase this charge.

- For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of subaccounts (or fixed account) affected by the transfer.

- We deduct the transfer charge from the amount being transferred, or from the remaining Contract Value, according to your instructions.

- Transfers we effect on the reallocation date, and transfers due to loans, automatic asset rebalancing, and dollar cost averaging, do NOT count as transfers for the purpose of assessing this charge.

                                  LOAN CHARGES

- During the first fourteen Policy years, we currently charge you interest at 4.5% annually, with a maximum loan interest rate of 8% per year on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or date of any Policy loan increases or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

- Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year.


                     PORTFOLIO MANAGEMENT FEES AND EXPENSES



         Each portfolio deducts portfolio management fees and expenses from the amounts you have invested in the portfolios through the subaccounts. You pay these portfolio fees and expenses indirectly. In addition, some portfolios deduct 12b-1 fees and service fees at an annual rate of up to 0.25% of average daily portfolio assets. For 2003, total annual portfolio fees and charges for the portfolios offered through this Policy ranged from 0.43% to 1.83% of average daily portfolio assets. See the Fee Table in this Prospectus and the prospectuses for the portfolios for more information.



         We (and our affiliates) receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative or other services we provide and cost savings experienced by the investment advisers, administrators or affiliates. Such compensation may range up to an annual rate of 0.25% and is based on a percentage of average daily assets of the particular portfolios attributable to the Policy, and in some cases, other policies issued by Farmers (or its affiliates). We also receive the service fees and all or a portion of the 12b-1 fees (up to 0.25%) deducted from portfolio assets as reimbursement for providing certain services permitted under the fund's 12b-1 plan. Some advisers, administrators, or portfolios may pay us more than others.

                                  OTHER CHARGES

-        We charge $5 for each additional annual report you request.

- We charge $1.50 per $1,000 for each increase in principal sum (this charge cannot exceed $300 per increase).

-        Any riders attached to the Policy will have their own charges.

DEATH BENEFIT

                             DEATH BENEFIT PROCEEDS

         As long as the Policy is in force, we will pay the death benefit proceeds once we receive satisfactory proof of the insured's death at our Home Office. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary. If the beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds into an interest paying checking account or under a payment option. For more information, see "Payment Options" in the SAI.

DEATH BENEFIT PROCEEDS EQUAL:

-        the death benefit (described below); MINUS

-        any past due monthly deductions; MINUS

-        any outstanding Policy loan on the date of death; MINUS

-        any interest you owe on the Policy loan(s); PLUS

- any additional benefits payable under the terms of any riders attached to the Policy

         If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary's name. We will provide the beneficiary with a checkbook to access these funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

         We may further adjust the amount of the death benefit proceeds under certain circumstances. See "Our Right to Contest the Policy," "Misstatement of Age or Sex," and "Suicide Exclusion" in the SAI.

                              DEATH BENEFIT OPTIONS

         In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the insured. We call this the "principal sum" of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through attained age 99), or Option B (level death benefit through attained age 99). For attained ages after age 99, the death benefit equals the Contract Value. You may change the death benefit option after the first Policy year.

THE VARIABLE DEATH BENEFIT UNDER OPTION A IS THE GREATER OF:

- the principal sum plus the Contract Value (determined as of the end of the Valuation Period during which the insured dies); OR

- the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

         Under Option A, the death benefit varies with the Contract Value.

THE LEVEL DEATH BENEFIT UNDER OPTION B IS THE GREATER OF:

-        the principal sum on the date of death; OR

- the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

         Under Option B, your death benefit generally equals the principal sum and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

         Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

         In order for the Policy to qualify as life insurance, Federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the insured person's attained age. For example, the death benefit percentage is 250% for an insured at age 40 or under, and it declines for older insureds. The following table indicates the applicable death benefit percentages for different attained ages:

ATTAINED AGE                                    DEATH BENEFIT PERCENTAGE
------------                            --------------------------------------
40 and under                                             250%
  41 to 45                              250% minus 7% for each age over age 40
  46 to 50                              209% minus 6% for each age over age 46
  51 to 55                              178% minus 7% for each age over age 51
  56 to 60                              146% minus 4% for each age over age 56
  61 to 65                              128% minus 2% for each age over age 61
  66 to 70                              119% minus 1% for each age over age 66
  71 to 74                              113% minus 2% for each age over age 71
  75 to 90                                               105%
  91 to 94                              104% minus 1% for each age over age 91
95 and above                                             100%

         If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

         OPTION A EXAMPLE. Assume that the insured's attained age is under 40, that there have been no decreases in the principal sum, and that there are no outstanding loans. Under Option A, a Policy with a principal sum of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

         However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the principal sum plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

         Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

         OPTION B EXAMPLE. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in principal sum, and that there are no outstanding loans. Under Option B, a Policy with a $50,000 principal sum will generally have a $50,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $20,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the principal sum of $50,000. Each additional dollar added to the Contract Value above $20,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

         Similarly, so long as the Contract Value exceeds $20,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

                         CHANGING DEATH BENEFIT OPTIONS

         After the first Policy year, you may change death benefit options or change the principal sum (but not both, unless done simultaneously) once each Policy year.

         A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See " Charges and Deductions - Monthly Deduction - Cost of Insurance Charge.") If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the insured's age. Changing the death benefit option may have tax consequences. You should consult a tax advisor before changing the death benefit option.

         After any change in death benefit option, the total surrender charge for the Policy will continue to be based on the principal sum on the issue date on which surrender charges have not already been imposed.

         For a more detailed discussion on changing death benefit options, see the SAI.

                   EFFECTS OF WITHDRAWALS ON THE DEATH BENEFIT


         If you have selected the variable death benefit (Option A), a withdrawal will not affect the principal sum. But if you have selected the level death benefit (Option B), a partial withdrawal will reduce the principal sum by the amount of the withdrawal (not including surrender charges or the processing fee). The reduction in principal sum will be subject to the terms of the Changing the Principal Sum section below.


                           CHANGING THE PRINCIPAL SUM

         When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the insured. We call this the principal sum. After the first Policy year, you may change the principal sum subject to the conditions described below. YOU MAY EITHER CHANGE THE PRINCIPAL SUM OR CHANGE THE DEATH BENEFIT OPTION (BUT NOT BOTH, UNLESS DONE SIMULTANEOUSLY) NO MORE THAN ONCE PER POLICY YEAR. We will send you a Policy endorsement with the change to attach to your Policy.

         Increasing the principal sum could increase the death benefit. Decreasing the principal sum could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the principal sum prior to the change. Changing the principal sum could affect the subsequent level of death benefit and Policy values. An increase in the principal sum may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the principal sum may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

         We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the principal sum may have other tax consequences. You should consult a tax adviser before changing the principal sum.

         INCREASES

         - You may increase the principal sum by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the monthly due date following our approval of your request. We can deny your request for reasons including but not limited to the following:

                  - We do not wish to increase the death benefits due to the insured's health, occupation, avocations, or any factor that we believe has a bearing on the insured's risk of death.

                  - We conclude the insured has an excessive amount of insurance coverage.

                  - We conclude the owner no longer has an insurable interest in the insured.

         - You can increase the principal sum at any time after the first Policy year and before the insured's attained age 80.

         -        The minimum increase is $10,000.

         - We deduct a processing fee from the Contract Value equal to $1.50 per $1,000 of increase. The fee cannot exceed $300 per increase. The processing fee will be deducted from the subaccounts and the fixed account on a pro-rata basis, unless you give us different instructions.

         - If the amount of the Contract Value is insufficient to cover the processing fee, you must add sufficient additional premiums before the increase in principal sum will become effective.

         - Increasing the principal sum will increase your Policy's minimum premium.

         DECREASES

         - You may decrease the principal sum, but not below the minimum principal sum amount shown on your Policy's specifications page.

         - You must submit a written request to decrease the principal sum. Evidence of insurability is not required.

         - Any decrease will be effective on the monthly due date following our approval of your request.

         -        Any decrease will first be used to:

                  1.       reduce the most recent increase; then

                  2. the next most recent increases in succession; and then

                  3. the principal sum on the issue date (subject to a surrender charge).

         - If you decrease the principal sum that was in effect on the issue date, we will assess the Administrative Component of the surrender charge. To determine the surrender charge for a decrease in principal sum, multiply the appropriate surrender charge factor from the tables in Appendix B by the number of thousands of principal sum (as of the issue date) that are now being decreased. Only a reduction in the original principal sum amount (as of the issue date) incurs a surrender charge. Surrender charges will be deducted from the subaccounts and the fixed account on a pro-rata basis, unless you give us different instructions.


         - A decrease in principal sum may require that a portion of a Policy's Surrender Value be distributed as a partial withdrawal in order to maintain federal tax compliance. Decreasing the principal sum may also cause your Policy to become an MEC under federal tax law and receive less favorable tax treatment than other life insurance policies. See "Tax Treatment of Policy Benefits, Modified Endowment Contracts."


         - Decreasing the principal sum will reduce your Policy's minimum premium.

                                 PAYMENT OPTIONS

         There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the variable account. For a discussion of the settlement options described in your Policy, see the SAI.

SUPPLEMENTAL BENEFITS (RIDERS)


         The following supplemental benefits (riders) are available and may be added to a Policy. The charge for these benefits, if any, is deducted from your Policy's Contract Value as part of the monthly deduction. See the "Fee Table." The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the variable account.


         - waiver of monthly deductions due to the insured's total disability

         -        term insurance on the insured's dependent children

         - payment of an accidental death benefit if the insured's death was caused by accidental bodily injury

         -        term insurance on additional insureds

         -        automatic increases in principal sum

         - accelerated payment of a portion of the death benefit in the event the insured develops a terminal illness

         - monthly disability benefit to the fixed account if the insured is totally disabled.

         The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax advisor to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.


SURRENDER AND WITHDRAWALS






                                    SURRENDER



         You may make a written request to surrender your Policy for its Surrender Value as calculated at the end of the Business Day when we receive your request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Surrender Value is the amount we pay when you surrender your Policy. The Surrender Value on any Business Day equals:

         -        the Contract Value as of such date; MINUS

         -        any surrender charge as of such date; MINUS

         -        any outstanding Policy loans; MINUS

         -        any interest you owe on the Policy loans.

SURRENDER CONDITIONS:


-        You must make your surrender request in writing.



-        Your written surrender request must contain your signature.


-        You should send your written request to the Service Center.

- The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request.

- You will incur a surrender charge if you surrender the Policy during the first 14 Policy years. See "Charges and Deductions."

- Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

- We will pay you the Surrender Value in a lump sum within seven calendar days unless you request other arrangements.


         We will price complete surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete surrender request after the close of regular trading on the NYSE, we will price your surrender request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.



         Surrendering the Policy may have adverse tax consequences, including a penalty tax. See "Federal Tax Consequences."


                               PARTIAL WITHDRAWALS

         After the first Policy year, you may request a withdrawal of a portion of your Contract Value subject to certain conditions. Partial withdrawals may have tax consequences. See "Federal Tax Consequences."

WITHDRAWAL CONDITIONS:


-        You must make your partial withdrawal request in writing.



-        Your written partial withdrawal request must contain your signature.


-        You should send your written request to the Service Center.

-        You may make only one partial withdrawal each calendar quarter.

-        You must request at least $500.

- You cannot withdraw more than 75% of the Surrender Value without surrendering the Policy.

- You can specify the subaccount(s) and fixed account from which to make the withdrawal, otherwise we will deduct the amount from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account). No portion of the loan account may be withdrawn.


- We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your surrender request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.


- We will reduce your Contract Value by the amount of the withdrawal you requested plus any processing fee and surrender charge.


- We generally will pay a withdrawal request within seven calendar days after the Business Day when we receive the request.


         PROCESSING FEE FOR PARTIAL WITHDRAWALS. Whenever you take a withdrawal, we deduct a processing fee (on a pro rata basis) from the Contract Value equal to the lesser of $25 or 2% of the amount withdrawn.

         SURRENDER CHARGE FOR PARTIAL WITHDRAWALS. If you make a partial withdrawal during the first 14 years from the issue date and you have elected the level death benefit (Option B), we may deduct a surrender charge from your Contract Value. The surrender charge on a withdrawal is equal to the appropriate surrender charge factor from the table in Appendix B, multiplied by the number of thousands by which the principal sum on the issue date is reduced by the withdrawal, minus any reductions in the original principal sum for which we have already imposed a surrender charge.

         If the level death benefit (Option B) is in effect at the time of a withdrawal, we will reduce the principal sum by the amount of the withdrawal (but not by any surrender charges or the processing fee). See "Changing the Principal Sum - Decreases." We will not allow any withdrawal to reduce the principal sum below the minimum principal sum set forth in the Policy.


      INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY
                             WITHDRAWALS YOU MAKE.


                           WHEN WE WILL MAKE PAYMENTS

         We usually pay the amounts of any surrender, withdrawal, death benefit proceeds, loans, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

         - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

         - the SEC permits, by an order, the postponement for the protection of owners; OR

         - the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.


         If you have submitted a recent check or draft, we have the right to defer payment of a surrender, withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.



         If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy owner's account and thereby refuse to pay any request for transfers, partial withdrawals, a surrender, loans, or death benefits. We may also be required to provide additional information about you, the insured, your beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.


         We have the right to defer payment of any surrender, withdrawal, death benefit proceeds, loans or settlement options from the fixed account for up to six months from the date we receive your written request.

TRANSFERS

         You may make transfers from the subaccounts or from the fixed account. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. WE MAY MODIFY OR REVOKE THE TRANSFER PRIVILEGE AT ANY TIME. The following features apply to transfers under the Policy:


         - You may make an unlimited number of transfers in a Policy year from the subaccounts (subject to the "Limits on Transfers" section below).


         - You may only make one transfer each Policy year from the fixed account (unless you choose dollar cost averaging).


         - You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.


         - For SUBACCOUNT TRANSFERS, you must transfer at least the lesser of $250, or the total value in the subaccount.

         - For FIXED ACCOUNT TRANSFERS, you may not transfer more than 25% of the unloaned value in the fixed account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

         - We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice) for the 13th and each additional transfer in a Policy year. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the reallocation date and transfers resulting from loans are NOT treated as transfers for the purpose of the transfer charge.

         - We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.


         - We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.



         WE RESERVE THE RIGHT TO MODIFY, RESTRICT, SUSPEND OR ELIMINATE TRANSFER PRIVILEGES AT ANY TIME, FOR ANY CLASS OF POLICIES, FOR ANY REASON.


                              THIRD PARTY TRANSFERS

         If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. PLEASE NOTE that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

                               TELEPHONE TRANSFERS


         Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.


         Please note the following regarding telephone transfers:

         - We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

         - We will employ reasonable procedures to confirm that telephone instructions are genuine.

         - Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

         - If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.


         We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.



         The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

         WE RESERVE THE RIGHT TO MODIFY, RESTRICT, SUSPEND OR ELIMINATE THE TRANSFER PRIVILEGES (INCLUDING THE TELEPHONE TRANSFER FACILITY) AT ANY TIME, FOR ANY CLASS OF POLICIES, FOR ANY REASON.


                               LIMITS ON TRANSFERS



         Your ability to make transfers under the Policy is subject to modification if we determine, in our sole opinion, that the exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Policy owners.



         Frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other Policy owners (and for insureds and beneficiaries). These risks and harmful effects include:



         - dilution of the interests of long-term investors in a subaccount, if market timers or others manage to transfer into the subaccount at prices (i.e., accumulation unit values) that are below the true value or transfer out of the subaccount at prices that are higher than the true value;



         - an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely; and



         -        increased brokerage and administrative expenses.



         In order to attempt to protect our Policy owners and the underlying portfolios from Disruptive Trading, we have adopted certain market timing policies and procedures. Our market timing policies and procedures are intended to detect and prevent Disruptive Trading that may adversely affect other Policy owners and underlying portfolio shareholders.



         Under our market timing policy, we could modify your transfer privileges for some or all of the subaccounts. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation and/or market timing services made on your behalf. We may also limit the amount that may be transferred into or out of any subaccount at any one time. Unless prohibited by the terms of the Policy, we may, but are not required to:



         - limit the size or frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),



         - restrict the method of making a transfer (e.g., require that all transfers into a particular subaccount be sent to our Service Center by first class U.S. mail and rescind telephone transfer privileges),



         - require a holding period for some subaccounts (e.g., prohibit transfers into a particular subaccount within a specified period of time after a transfer out of that subaccount),



         - impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the portfolios), or



         -        impose other limitations or restrictions.



         Currently we attempt to DETECT Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a Policy owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other Policies owned by or under the control of the same individual or entity. We currently review transfer activity on a monthly basis. We may change our monitoring procedures at any time without notice. We also consider any concerns brought to our attention by the managers of the underlying portfolios.

         Currently we attempt to DETER Disruptive Trading as follows. If a Policy owner's transfer(s) exceeds one of the transfer parameters, we send the owner a warning letter. Then, if the owner's transfer activity exceeds one of the transfer parameters, we will revoke the Policy owner's right to make telephone transfers. This would mean that thereafter the Policy owner could only make transfers through the U.S. mail. We will notify Policy owners in writing by mail to their address of record on file with us, if we revoke their telephone transfer privileges.



         For these purposes, we do not include transfers made pursuant to the Dollar Cost Averaging program or Automatic Asset Rebalancing program.



         We have adopted these policies and procedures as a prophylactic measure to protect all Policy owners from the potential effects of Disruptive Trading, while also abiding by any rights that Policy owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other Policy owners.



         We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We cannot guarantee, however, that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that those are all the appropriate transfer parameters to prevent Disruptive Trading), and we cannot guarantee that revoking a Policy owner's telephone transfer privileges will successfully deter all Disruptive Trading. In addition, the portfolios are available to insurance companies other than Farmers and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be.



         We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of portfolio shares are subject to acceptance by the designated Fund. We reserve the right to reject, without prior notice, any transfer request into a subaccount if the purchase of shares in the corresponding portfolio is not accepted for any reason.


LOANS

         While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See "Federal Tax Consequences."

LOAN CONDITIONS:

- You may take a loan against the Policy for amounts up to the Surrender Value minus loan interest you would have to pay by the next Policy anniversary date.

- To secure the loan, we transfer an amount equal to the loan from the variable account and fixed account to the loan account, which is a part of our general account. If your loan application does not specify any allocation instructions, we will transfer the loan from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account).

- Amounts in the loan account earn interest at the guaranteed minimum rate of 3% per year, compounded annually. We may credit the loan account with an interest rate different from the fixed account.

- We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See "Other Policy Information - When We Make Payments."

- We charge you interest on your loan. During the first fourteen policy years, the current loan interest rate is 4.5%, with a maximum loan interest rate of 8% per year, compounded annually, on your loan. After the fourteenth Policy year, the maximum loan interest rate is 3%, compounded annually. We may change the interest rate, but we will notify you of any increase in loan interest at least 30 days before the new rate becomes effective. Interest is due and payable at the end of each Policy year, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest accordingly.

- You may repay all or part of your outstanding loans at any time by sending the repayment to the Service Center. LOAN REPAYMENTS MUST BE AT LEAST $25, AND MUST BE CLEARLY MARKED AS "LOAN REPAYMENTS" OR THEY WILL BE CREDITED AS PREMIUMS.

- Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or variable account according to your current premium allocation instructions.

- We deduct any unpaid loan amount and any interest you owe, from the Surrender Value and from the death benefit proceeds payable on the insured's death.

- If any unpaid loan amount plus any interest you owe equals or exceeds the Contract Value, causing the Surrender Value to become zero, then your Policy will enter a 61-day grace period. See "Policy Lapse."

                             EFFECTS OF POLICY LOANS

         RISK OF POLICY LAPSE. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value and the death benefit. We deduct any loan amounts (including any interest you owe) from the proceeds payable upon the death of the insured and from the Surrender Value. Repaying the loan causes the death benefit proceeds and Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period, your Policy will lapse.

         RISK OF INVESTMENT PERFORMANCE. As long as a loan is outstanding, we hold an amount equal to the loan amount in the loan account. The amount in the loan account is not affected by the variable account's investment performance and may not be credited with the same interest rates currently accruing on the fixed account. Amounts transferred from the variable account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the variable account.

         TAX RISKS. A Policy loan may also have possible adverse tax consequences. See "Federal Income Tax Considerations." In addition, the tax consequences of a Policy loan after the fourteenth Policy year are uncertain. You should consult a tax adviser before taking out a Policy loan.


POLICY LAPSE AND REINSTATEMENT


                                      LAPSE

         The following circumstances will cause your Policy to enter a 61-day grace period during which you must make a large enough payment to keep your Policy in force:

         - Your Policy's Surrender Value becomes zero, and total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums required under the Policy; or

         - The total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums, but the Contract Value, minus outstanding loan amount and any interest you would owe if you surrendered the Policy, is too low to pay the entire monthly deduction when due.

         Whenever your Policy enters the grace period, you must make a sufficient payment before the grace period ends. If you do not make a sufficient payment by the end of the grace period, then your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be large enough to cause either one of the following conditions:

         1. the Surrender Value must exceed zero, after deducting all due and unpaid monthly deductions; OR

         2. total premiums paid minus withdrawals (not including surrender charges and processing fees) must exceed cumulative minimum premiums, AND the Contract Value, minus any outstanding loan amount and any interest you would owe if you surrendered the Policy, must exceed zero, after deducting all due and unpaid monthly deductions.

         If your Policy enters into a grace period, we will mail a notice to your last known address or to any assignee of record. We will mail the notice at least 31 days before the end of the grace period. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

                                  REINSTATEMENT


         We will consider reinstating a lapsed Policy within three years after the Policy enters a grace period that ends with a lapse (and prior to the maturity date).



         AUTOMATIC REINSTATEMENT PERIOD. If you pay sufficient premium during the Automatic Reinstatement Period, we may automatically reinstate your Policy without requiring additional underwriting and proof of insurability. The Automatic Reinstatement Period lasts for a short period of time after the end of the grace period. We do not guarantee that we will allow a period of Automatic Reinstatement.



         AFTER THE AUTOMATIC REINSTATEMENT PERIOD. If the Automatic Reinstatement Period has ended, you must do the following to reinstate the
Policy:



         -        complete a reinstatement application;


         - pay the unpaid monthly deductions due during the last expired grace period; and

         - pay premium sufficient to keep the Policy in force for three months after the date of reinstatement; and

         - repay the entire Policy loan amount (including any interest you owed) that existed at the date of termination of coverage.


You must also provide evidence of insurability if any of the following apply to you:



         -        your policy lapsed more than a year ago;



         -        your policy is rated;



         -        your Policy's face amount is over $500,000;



         - the insured gained or lost a significant amount of weight since your initial application;

         - there has been a significant change in the insured's certain medical conditions since your initial application;



         - the insured is employed in an occupation we consider hazardous; or



         -        the insured participates in activities we consider hazardous.


         We will not reinstate any indebtedness. Your Contract Value on the reinstatement date will equal the premiums paid at reinstatement, less the Policy loan repayment, times the percent of premium factor, minus all unpaid monthly deductions due during the last expired grace period, minus an additional monthly deduction due at the time of reinstatement. The surrender charges will still apply and will be calculated based on the original issue date of the Policy. The reinstatement date for your Policy will be the monthly due date on or following the date we approve your application for reinstatement. In most states, we will apply the suicide and incontestability provisions from the reinstatement date, except that the suicide provision will not apply after age 100.


         We will not consider your request for reinstatement unless you have paid sufficient premiums and provided the requested evidence of insurability. Until we have received all required premiums and evidence of insurability, we will hold your premiums in our Reinstatement Suspense Account. If your reinstatement premiums have been in our Retirement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain lapsed until you send in the required items and we approve your application. After we have held your reinstatement premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement premiums to you and you will be required to re-apply for reinstatement of your Policy.


         We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Surrender Value.

FEDERAL TAX CONSIDERATIONS

         The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

                            TAX STATUS OF THE POLICY

         A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special premium class basis, and particularly if the full amount of premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.


         In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying portfolio assets of the variable account.


         In addition, the Tax Code requires that the investments of the variable account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the variable account, through the portfolios, will satisfy these diversification requirements.

         The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

                        TAX TREATMENT OF POLICY BENEFITS


         IN GENERAL. We believe that the death benefit under a Policy generally should be excludible from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax adviser on these consequences.


         Generally, you will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."


         MODIFIED ENDOWMENT CONTRACTS. Under the Tax Code, certain life insurance contracts are classified as "Modified Endowment Contracts," ("MEC") with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.



         If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.


         Upon issue of your Policy, we will notify you if your Policy is classified as a MEC based on the initial premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

         DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

         - All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy owner's investment in the Policy only after all gain has been distributed.

         - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

         - A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59-1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, the beneficiary.

         - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

         DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

         Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans after the fourteenth Policy year is less clear; you should consult a tax adviser about such loans.

         Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

         INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         POLICY LOANS. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. In addition, the tax consequences associated with Policy loans after the fourteenth Policy year are unclear. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

         MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

         WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy after the insured reaches age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in-force after the insured reaches age
100. IT IS POSSIBLE THAT THE INTERNAL REVENUE SERVICE MIGHT TAX YOU AS THOUGH YOU HAVE SURRENDERED THE POLICY WHEN THE INSURED REACHES AGE 100, EVEN IF YOU KEEP THE POLICY IN FORCE. THIS COULD

POTENTIALLY RESULT IN A VERY LARGE TAX LIABILITY FOR YOU. THE TAX LIABILITY MIGHT BE MUCH LARGER THAN THE SURRENDER VALUE OF THIS POLICY.

         BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

         SPLIT-DOLLAR ARRANGEMENTS. On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

         Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

         In addition, the IRS has recently issued guidance relating to split dollar insurance arrangements and the Treasury Department has proposed regulations that, if adopted, would significantly affect the tax treatment of such arrangements. The IRS guidance and the proposed Treasury regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

         TAX SHELTER REGULATIONS. Prospective owners should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

         OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is a member of a generation that is two or more generations below the generation of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


         ACCELERATED DEATH BENEFIT. The tax consequences associated with adding or electing to receive benefits under the Accelerated Death Benefit are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.



         ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy owner is subject to that tax.


         POSSIBLE TAX LAW CHANGES. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

         POSSIBLE CHARGES FOR OUR TAXES. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

ADDITIONAL INFORMATION


                          DISTRIBUTION OF THE POLICIES



         We have entered into a distribution agreement with our affiliate, Farmers Financial Solutions, LLC ("FFS"), for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS is affiliated with Farmers through Farmers' parent that provides management-related services to the parent companies of FFS. FFS offers the Policies through its sales representatives. We pay commissions to FFS for sales of the Policies by its sales representatives. The Fidelity VIP Funds make payments to FFS under their distribution plans in consideration of services provided and expenses incurred by FFS in distributing Fund shares. These payments are equal to the 12b-1 fee of 0.10% of variable account assets invested in the Fidelity VIP Funds and are remitted by FFS to us.






         Sales commissions may vary, but the commissions payable for Policy sales by FFS's sales representatives are expected not to exceed 70% of premiums up to a target premium set by Farmers and 5.0% of premium in excess of the target premium in the first year. In renewal years two through ten, the commission is not expected to exceed 7.0% of premiums paid up to the target premium each year and 5.0% of premiums in excess of the target. After year ten, the commission is expected not to exceed 0.185% of the Policy's Contract Value each year. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.






         We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies. Sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. On average, cash production incentive bonuses equate to about 12% of first year premiums up to a target premium set by Farmers.



         Non-cash compensation items that we and FFS may provide jointly include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. In addition, FFS's sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help sales representatives and/or their managers qualify for such benefits. FFS's sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.









         The prospect of receiving, or the actual receipt, of the additional compensation described above by FFS from us may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.



         These payment arrangements will not change the fees and charges you pay under your Policy or the amount any underlying portfolio receives to invest on your behalf. We intend to cover our costs for these payment arrangements from the fees and charges we deduct under the Policy. You may wish to take these additional payment arrangements into account when considering and evaluating any recommendations relating to the Policy.


                                LEGAL PROCEEDINGS


         Like other life insurance companies, we are involved in lawsuits. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the variable account, on FFS's ability to perform under its principal underwriting agreement, or on Farmers' ability to meet its obligations under the Policies.


                              FINANCIAL STATEMENTS


         Our audited financial statements and the audited financial statements of the variable account are contained in the SAI. Our audited financial statements should be distinguished from the variable account's audited financial statements and you should consider our audited financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements and/or the SAI, please call or write to us at our Service Center.

PERFORMANCE DATA

   HYPOTHETICAL ILLUSTRATIONS BASED ON ADJUSTED HISTORIC PORTFOLIO PERFORMANCE

         In order to demonstrate how the actual investment experience of the portfolios could have affected the death benefit, Contract Value and Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment experience of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED.

         The values we may illustrate for death benefit, Contract Value and Surrender Value would take into account all charges and deductions from the Policy, the variable account and the portfolios. We would not deduct premium taxes or charges for any riders.


HYPOTHETICAL ILLUSTRATIONS



         We have prepared the following illustrations to help show how the Contract Value, Surrender Value, and death benefit under a hypothetical Policy with different hypothetical rates of investment performance and different death benefit options will vary over an extended period of time. Illustrated values are shown for each Policy year until the insured reaches age 110 (the maturity date). The numbers shown in the illustrated tables are based on the following:


         - an assumed, uniform, gross, after-tax, annual rate of return for each portfolio of 0%, 6%, and 9% for each Policy year;

         - the deduction of all portfolio, variable account, and Policy fees and charges that apply to a hypothetical owner who purchased a Policy with a specific principal sum and paid a monthly premium on the first day of each Policy month, and that there are never any Policy loans; and


         - the selection of either the variable death benefit option (Option A) or the level death benefit option (Option B).


         VALUES UNDER THE ILLUSTRATIONS. Zero values in the illustrations indicate the Policy would lapse unless higher premiums than those illustrated are paid. The death benefits illustrated in the illustrations in certain Policy years may reflect the death benefit that is required by the Tax Code.


         HYPOTHETICAL INSURED. The illustrations are based on the assumption that the hypothetical Policy provides coverage on a representative insured with the sex, age, and underwriting classification as shown in the fee table, that is, a male age 32 at issue in the standard non-nicotine underwriting class. The premium amount used in the table represents the typical premium amount that we expect a hypothetical Policy owner to make. We expect that the hypothetical Policy will have a principal sum of $150,000 and monthly premiums of $80 will be paid on the first day of each Policy month, which represents a typical premium actually paid for Policies with these specific characteristics.



         PORTFOLIO CHARGES AND EXPENSES. The Contract Values, Surrender Values and death benefits shown in the tables reflect the fact that the hypothetical net rate of return for each subaccount is lower than the gross rate of return on the portfolios as a result of expenses and fees incurred by the portfolios and the variable account, and as a result of mortality and expense risk charges. We have assumed that the values are allocated across all subaccounts equally. Thus, the hypothetical Policy would be subject to portfolio charges of 0.99143% of the portfolios' average daily net assets, which equals the arithmetic average of each portfolio's gross total average annual expenses for the last fiscal year. Voluntary waivers and reimbursements of portfolio expenses are not reflected in the illustrated tables. For more information on portfolio expenses, see the portfolio expense table in the Fee Table section.



         VARIABLE ACCOUNT, AND POLICY FEES AND EXPENSES. The Contract Value, Surrender Value, and death benefit shown in the illustrations also reflect the deduction of Variable Account and Policy fees and expenses assessed under the Policy and the timing of those charges. The illustrations show the charges at both their current rate and at their guaranteed maximum rate for the hypothetical insured. The illustrations take into account the daily charge assessed against each subaccount for the mortality and expense risk charge. This charge is equivalent to an annual charge of 0.90% of the average daily net assets in the subaccounts. The illustrations also take into account the percent of premium factor, the monthly cost of insurance charge, the monthly administration charge, and the surrender charges where applicable. Since these charges vary by factors such as issue age, sex and underwriting class and other characteristics of the insured, the charges for your Policy are likely to differ significantly from the charges reflected in these illustrations. The illustrations assume that the Policy owner has taken no loans, transfers, partial withdrawals, or changed the allocation of premiums.



         DEATH BENEFIT OPTIONS. The Contract Values, Surrender Values, and death benefit shown in the illustrations show how the election of either Option A (variable) or Option B (level) affects the amount of death benefit we pay and cost of insurance charge deducted from the Contract Value as part of the monthly deduction. The death benefit option elected also affects the amount and frequency of premiums necessary to keep the Policy in force and the maximum payments that can be made under the Policy. For more information on the effect the death benefit option has on your Contract Value, Surrender Value, and death benefit, see "Death Benefit Options."



         NET ANNUAL HYPOTHETICAL RATES OF RETURN. Taking into consideration the assumed annual average portfolio expenses of 0.99143% and the 0.90% charge for mortality and expense risk, the gross annual rates of investment return of 0%, 6% and 9% correspond to approximate net annual rates of return of -1.87%, 4.07% and 7.05%.


         The tables illustrating Policy values are based on the assumptions that the owner pays the premiums indicated, does not change the principal sum, and does not make any withdrawals or take any Policy loans. The values under an actual Policy may be significantly different from those shown even if the portfolio returns average 0%, 6% or 9% but fluctuate over and under those averages throughout the years shown.

         THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your Contract Value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy's monthly charges, the portfolios' expense ratios, and your loan and withdrawal history in addition to the actual investment experience of the portfolios.

         Depending on the timing and degree of fluctuation in actual investment returns, the actual Policy Values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless you pay more than the stated premium.

         PERSONALIZED ILLUSTRATIONS. Since the cost of insurance and other charges differ significantly based on issue age, sex, underwriting class and other factors, the values under your Policy are likely to differ significantly from the values in the hypothetical illustrations shown in the tables below. Upon request to your agent, we will furnish comparable illustrations in connection with the purchase of the Policy based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those reflected in the following illustrations.

         Separate illustrations on each of the following pages reflect our current cost of insurance and administration charges and the higher guaranteed maximum cost of insurance and administration charges that we have the contractual right to charge. The illustrations assume no charges for Federal or state taxes or charges for supplemental benefits.

           HYPOTHETICAL ILLUSTRATIONS BASED ON DEATH BENEFIT OPTION A


                 Flexible Premium Variable Life Insurance Policy


          Male Standard Non-Nicotine, $80 Monthly Premium, Issue Age 32






        $150,000 Initial Death Benefit; Death Benefit Option A (Variable)


       Hypothetical Values Based on CURRENT Cost of Insurance and CURRENT
                              Administration Charge


                   0% Hypothetical                       6% Hypothetical                       9% Hypothetical
               Gross Investment Return*              Gross Investment Return*              Gross Investment Return*
               ------------------------              ------------------------              ------------------------
Policy    Contract    Surrender                 Contract    Surrender                 Contract     Surrender   Death
 Year      Value        Value    Death Benefit    Value       Value    Death Benefit    Value        Value    Benefit
          --------    ---------  -------------  -------     ---------  -------------  --------     ---------  -------
  1          633           0      150,633          653           0      150,653          663            0     150,663
  2        1,247         206      151,247        1,327         286      151,327        1,367          326     151,367
  3        1,838         725      151,838        2,014         901      152,014        2,107          994     152,107
  4        2,410       1,225      152,410        2,723       1,538      152,723        2,892        1,707     152,892
  5        2,960       1,703      152,960        3,448       2,191      153,448        3,719        2,462     153,719
  6        3,477       2,282      153,477        4,180       2,984      154,180        4,582        3,386     154,582
  7        3,970       2,850      153,970        4,926       3,806      154,926        5,489        4,369     155,489
  8        4,431       3,399      154,431        5,679       4,648      155,679        6,437        5,405     156,437
  9        4,863       3,935      154,863        6,442       5,515      156,442        7,430        6,503     157,430
  10       5,282       4,474      155,282        7,232       6,423      157,232        8,490        7,681     158,490
  15       7,265       7,265      157,265       11,689      11,689      161,689       15,014       15,014     165,014
  20       9,068       9,068      159,068       17,130      17,130      167,130       24,184       24,184     174,184
  25       7,980       7,980      157,980       20,650      20,650      170,650       33,733       33,733     183,733
  30       4,399       4,399      154,399       21,974      21,974      171,974       43,969       43,969     193,969
  35           0           0            0       18,296      18,296      168,296       52,688       52,688     202,688
  40           0           0            0        5,066       5,066      155,066       55,576       55,576     205,576
  45           0           0            0            0           0            0       43,796       43,796     193,796
  50           0           0            0            0           0            0        2,846        2,846     152,846
  55           0           0            0            0           0            0            0            0           0
  60           0           0            0            0           0            0            0            0           0
  65           0           0            0            0           0            0            0            0           0
  70           0           0            0            0           0            0            0            0           0
  75           0           0            0            0           0            0            0            0           0
  78           0           0            0            0           0            0            0            0           0



* Taking into consideration the assumed annual average portfolio expenses of 0.99143% and the 0.90% charge for mortality and expense risk, the gross annual rates of investment return of 0%, 6% and 9% correspond to approximate net annual rates of return of-1.87%, 4.07% and 7.05%.

                 Flexible Premium Variable Life Insurance Policy


          Male Standard Non-Nicotine, $80 Monthly Premium, Issue Age 32



        $150,000 Initial Death Benefit; Death Benefit Option A (Variable)


       Hypothetical Values Based on MAXIMUM Cost of Insurance and MAXIMUM
                              Administration Charge


                   0% Hypothetical                      6% Hypothetical                       9% Hypothetical
              Gross Investment Return*              Gross Investment Return*              Gross Investment Return*
              ------------------------              ------------------------              ------------------------
Policy   Contract    Surrender                 Contract    Surrender                 Contract    Surrender
 Year     Value        Value    Death Benefit    Value       Value    Death Benefit    Value       Value    Death Benefit
------   --------    ---------  -------------  --------    ---------  -------------  --------    ---------  -------------
   1        597            0      150,597          616           0      150,616          626           0      150,626
   2      1,174          133      151,174        1,249         208      151,249        1,287         246      151,287
   3      1,730          617      151,730        1,896         783      151,896        1,983         870      151,983
   4      2,263        1,078      152,263        2,557       1,372      152,557        2,716       1,531      152,716
   5      2,773        1,516      152,773        3,232       1,975      153,232        3,487       2,230      153,487
   6      3,256        2,060      153,256        3,916       2,720      153,916        4,293       3,097      154,293
   7      3,711        2,591      153,711        4,608       3,488      154,608        5,136       4,016      155,136
   8      4,136        3,104      154,136        5,306       4,275      155,306        6,017       4,985      156,017
   9      4,528        3,601      154,528        6,007       5,080      156,007        6,933       6,006      156,933
  10      4,887        4,078      154,887        6,709       5,901      156,709        7,886       7,078      157,886
  15      6,105        6,105      156,105       10,145      10,145      160,145       13,202      13,202      163,202
  20      6,104        6,104      156,104       13,063      13,063      163,063       19,305      19,305      169,305
  25      4,128        4,128      154,128       14,362      14,362      164,362       25,461      25,461      175,461
  30          0            0            0       12,121      12,121      162,121       30,011      30,011      180,011
  35          0            0            0        2,757       2,757      152,757       29,310      29,310      179,310
  40          0            0            0            0           0            0       16,758      16,758      166,758
  45          0            0            0            0           0            0            0           0            0
  50          0            0            0            0           0            0            0           0            0
  55          0            0            0            0           0            0            0           0            0
  60          0            0            0            0           0            0            0           0            0
  65          0            0            0            0           0            0            0           0            0
  70          0            0            0            0           0            0            0           0            0
  75          0            0            0            0           0            0            0           0            0
  78          0            0            0            0           0            0            0           0            0



* Taking into consideration the assumed annual average portfolio expenses of 0.99143% and the 0.90% charge for mortality and expense risk, the gross annual rates of investment return of 0%, 6% and 9% correspond to approximate net annual rates of return of-1.87%, 4.07% and 7.05%.

           HYPOTHETICAL ILLUSTRATIONS BASED ON DEATH BENEFIT OPTION B



                 Flexible Premium Variable Life Insurance Policy



          Male Standard Non-Nicotine, $80 Monthly Premium, Issue Age 32



         $150,000 Initial Death Benefit; Death Benefit Option B (Fixed)



       Hypothetical Values Based on CURRENT Cost of Insurance and CURRENT
                             Administration Charge



                  0% Hypothetical                      6% Hypothetical                       9% Hypothetical
              Gross Investment Return*             Gross Investment Return*              Gross Investment Return*
              ------------------------             ------------------------              ------------------------
Policy   Contract   Surrender                  Contract    Surrender     Death      Contract    Surrender
 Year     Value       Value     Death Benefit   Value        Value      Benefit       Value       Value     Death Benefit
------   --------   ---------   -------------  --------    ---------    -------     --------    ---------   -------------
  1         633           0       150,000         654            0     150,000          664           0       150,000
  2       1,249         208       150,000       1,329          288     150,000        1,369         328       150,000
  3       1,842         729       150,000       2,020          907     150,000        2,112         999       150,000
  4       2,418       1,233       150,000       2,733        1,548     150,000        2,902       1,717       150,000
  5       2,973       1,716       150,000       3,463        2,206     150,000        3,736       2,479       150,000
  6       3,496       2,300       150,000       4,204        3,008     150,000        4,608       3,413       150,000
  7       3,996       2,876       150,000       4,960        3,840     150,000        5,528       4,408       150,000
  8       4,466       3,434       150,000       5,727        4,695     150,000        6,493       5,461       150,000
  9       4,908       3,980       150,000       6,506        5,579     150,000        7,507       6,580       150,000
  10      5,338       4,530       150,000       7,315        6,507     150,000        8,591       7,782       150,000
  15      7,388       7,388       150,000      11,914       11,914     150,000       15,318      15,318       150,000
  20      9,274       9,274       150,000      17,594       17,594     150,000       24,884      24,884       150,000
  25      8,432       8,432       150,000      21,888       21,888     150,000       35,810      35,810       150,000
  30      5,136       5,136       150,000      24,750       24,750     150,000       49,325      49,325       150,000
  35          0           0             0      23,890       23,890     150,000       65,680      65,680       150,000
  40          0           0             0      14,879       14,879     150,000       85,737      85,737       150,000
  45          0           0             0           0            0           0      112,085     112,085       150,000
  50          0           0             0           0            0           0      154,155     154,155       161,863
  55          0           0             0           0            0           0      215,662     215,662       226,445
  60          0           0             0           0            0           0      296,041     296,041       307,883
  65          0           0             0           0            0           0      415,759     415,759       415,759
  70          0           0             0           0            0           0      587,539     587,539       587,539
  75          0           0             0           0            0           0      825,435     825,435       825,435
  78          0           0             0           0            0           0    1,012,274   1,012,274     1,012,274



* Taking into consideration the assumed annual average portfolio expenses of 0.99143% and the 0.90% charge for mortality and expense risk, the gross annual rates of investment return of 0%, 6% and 9% correspond to approximate net annual rates of return of-1.87%, 4.07% and 7.05%.

          Male Standard Non-Nicotine, $80 Monthly Premium, Issue Age 32



         $150,000 Initial Death Benefit; Death Benefit Option B (Fixed)



       Hypothetical Values Based on MAXIMUM Cost of Insurance and MAXIMUM
                              Administration Charge



                  0% Hypothetical                       6% Hypothetical                      9% Hypothetical
              Gross Investment Return*             Gross Investment Return*              Gross Investment Return*
              ------------------------             ------------------------              ------------------------
Policy   Contract    Surrender                Contract    Surrender      Death     Contract     Surrender
 Year     Value       Value     Death Benefit   Value       Value       Benefit      Value        Value    Death Benefit
------   --------    ---------  -------------  --------    ---------    -------     --------    ---------  -------------
  1         598            0       150,000         617            0     150,000          626           0      150,000
  2       1,176          135       150,000       1,251          210     150,000        1,289         248      150,000
  3       1,734          621       150,000       1,901          788     150,000        1,988         875      150,000
  4       2,271        1,086       150,000       2,567        1,382     150,000        2,726       1,541      150,000
  5       2,786        1,529       150,000       3,247        1,990     150,000        3,503       2,246      150,000
  6       3,274        2,078       150,000       3,939        2,743     150,000        4,319       3,123      150,000
  7       3,736        2,615       150,000       4,641        3,520     150,000        5,174       4,054      150,000
  8       4,169        3,138       150,000       5,352        4,320     150,000        6,070       5,038      150,000
  9       4,571        3,644       150,000       6,069        5,141     150,000        7,006       6,079      150,000
  10      4,941        4,132       150,000       6,790        5,981     150,000        7,984       7,176      150,000
  15      6,243        6,243       150,000      10,397       10,397     150,000       13,543      13,543      150,000
  20      6,377        6,377       150,000      13,689       13,689     150,000       20,257      20,257      150,000
  25      4,580        4,580       150,000      15,745       15,745     150,000       27,863      27,863      150,000
  30          0            0             0      14,857       14,857     150,000       35,669      35,669      150,000
  35          0            0             0       7,411        7,411     150,000       41,912      41,912      150,000
  40          0            0             0           0            0           0       42,928      42,928      150,000
  45          0            0             0           0            0           0       28,241      28,241      150,000
  50          0            0             0           0            0           0            0           0            0
  55          0            0             0           0            0           0            0           0            0
  60          0            0             0           0            0           0            0           0            0
  65          0            0             0           0            0           0            0           0            0
  70          0            0             0           0            0           0            0           0            0
  75          0            0             0           0            0           0            0           0            0
  78          0            0             0           0            0           0            0           0            0



* Taking into consideration the assumed annual average portfolio expenses of 0.99143% and the 0.90% charge for mortality and expense risk, the gross annual rates of investment return of 0%, 6% and 9% correspond to approximate net annual rates of return of-1.87%, 4.07% and 7.05%.

TABLE OF CONTENTS FOR THE SAI


                                                                                                                      Page
GLOSSARY...........................................................................................................     2

GENERAL PROVISIONS.................................................................................................     5
     The Policy....................................................................................................     5
     Our Right to Contest the Policy...............................................................................     5
     Suicide Exclusion.............................................................................................     5
     Misstatement of Age or Sex....................................................................................     6
     Addition, Deletion or Substitution of Investments.............................................................     6
     Resolving Material Conflicts..................................................................................     6

ADDITIONAL INFORMATION.............................................................................................     7
     Changing Death Benefit Options................................................................................     7
     Payment Options...............................................................................................     8
     Dollar Cost Averaging.........................................................................................     9
     Asset Allocation Models.......................................................................................    10
     Automatic Asset Rebalancing Program...........................................................................    10
     Subaccount Unit Value.........................................................................................    11
     Net Investment Factor.........................................................................................    12
     Additional Information about Farmers and the Variable Account.................................................    12
     Distribution of the Policies..................................................................................    13
     Reports to Owners.............................................................................................    14
     Records.......................................................................................................    14
     Legal Matters.................................................................................................    14
     Experts.......................................................................................................    14
     Other Information.............................................................................................    15

FINANCIAL STATEMENTS...............................................................................................    15

INDEX TO THE FINANCIAL STATEMENTS..................................................................................   F-1

GLOSSARY

         For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT

An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

ATTAINED AGE

The insured's age on the issue date plus the number of years completed since the issue date.

BENEFICIARY

The person(s) you select to receive the death benefit from this Policy.


BUSINESS DAY/VALUATION DAY



Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term "Business Day" in this prospectus, it has the same meaning as the term "Valuation Day" found in the Policy.



CASH VALUE

The Contract Value minus any applicable surrender charge.

COMPANY (WE, US, OUR, FARMERS, FNWL)

Farmers New World Life Insurance Company

CONTRACT VALUE

The sum of the values you have in the variable account and the fixed account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

CUMULATIVE MINIMUM PREMIUMS

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

DEATH BENEFIT PROCEEDS

The amount we will pay to the beneficiary when we receive proof of the insured's death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid monthly deductions.

FIXED ACCOUNT

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

FIXED ACCOUNT VALUE

The portion of your Contract Value allocated to the fixed account.

FUNDS

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

GENERAL ACCOUNT

The account containing all of Farmers' assets, other than those held in its separate accounts.

HOME OFFICE

The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

INITIAL PREMIUM

The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy's specification page.

INSURED

The person whose life is insured by this Policy.

ISSUE AGE

The insured's age as of the last birthday before the issue date.

ISSUE DATE

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

LAPSE

When life insurance coverage ends because you do not have enough cash value to pay the monthly deduction and any outstanding loan amount (including any interest you owe on the loan(s)), and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount, including any interest you owe) is too low to pay the entire monthly deduction due.

LOAN AMOUNT

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

MATURITY DATE

The Policy anniversary when the insured reaches age 110 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

MONTHLY DEDUCTION

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the cost of any riders, and any flat extra charge for a special premium class.

MONTHLY DUE DATE


The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.



NYSE



The New York Stock Exchange.


PERCENT OF PREMIUM FACTOR


The factor (currently 96.5%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy's specifications page.


PORTFOLIO

A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

PREMIUM CLASS

A classification that affects the cost of insurance rate and the premium required to insure an individual.

PREMIUMS

All payments you make under the Policy other than loan repayments. When we use the term "premium" in this prospectus, it generally has the same meaning as "net premium" in the Policy, and means a premium multiplied by the percent of premium factor.

PRINCIPAL SUM

The dollar amount of insurance selected by the owner. The principal sum on the issue date is set forth on the Policy's specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

REALLOCATION DATE

The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state's right to examine period, plus 10 days.

RECORD DATE

The date we record your Policy in our books as an in force policy.


RIGHT -TO -EXAMINE PERIOD



The period when you may return the Policy and receive a refund. The length of the right -to -examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

SERVICE CENTER


The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.


SUBACCOUNT

A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

SURRENDER

The termination of the Policy at the option of the owner.

SURRENDER VALUE

The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (and any interest you owe on the loan(s)).

TAX CODE

The Internal Revenue Code of 1986, as amended.




VALUATION PERIOD


The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.


VARIABLE ACCOUNT

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

VARIABLE ACCOUNT VALUE

The portion of your Contract Value that is allocated to the subaccounts of the variable account.

WRITTEN NOTICE

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept,
(2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

YOU (YOUR, OWNER)

The person entitled to exercise all rights as owner under the Policy.

APPENDIX A - GUARANTEED MAXIMUM COST OF INSURANCE RATES

                           GUARANTEED MAXIMUM MONTHLY


                             COST OF INSURANCE RATES



                      Male Non-Nicotine (Issue Ages 21-80)*


                       Per $1000 of Risk Insurance Amount

           Cost of              Cost of              Cost of              Cost of              Cost of              Cost of
Attained  Insurance  Attained  Insurance  Attained  Insurance  Attained  Insurance  Attained  Insurance  Attained  Insurance
  Age       Rate       Age       Rate        Age      Rate        Age      Rate        Age      Rate       Age        Rate
----------------------------------------------------------------------------------------------------------------------------
   21      0.13788     35       0.14370      49      0.39205      62      1.35058      75      5.13652      88      16.39051
   22      0.13539     36       0.15117      50      0.42611      63      1.50009      76      5.66811      89      17.59988
   23      0.13207     37       0.16114      51      0.46514      64      1.66621      77      6.22379      90      18.85909
   24      0.12875     38       0.17194      52      0.51000      65      1.84812      78      6.80688      91      20.19721
   25      0.12459     39       0.18357      53      0.56150      66      2.04497      79      7.43566      92      21.66408
   26      0.12210     40       0.19769      54      0.61881      67      2.25096      80      8.13005      93      23.40255
   27      0.12044     41       0.21264      55      0.68276      68      2.48520      81      8.90834      94      25.73492
   28      0.11961     42       0.22842      56      0.75254      69      2.73937      82      9.78630      95      29.22599
   29      0.11961     43       0.24586      57      0.82646      70      3.02676      83     10.75978      96      34.96802
   30      0.12044     44       0.26497      58      0.90869      71      3.35485      84     11.80967      97      44.93622
   31      0.12293     45       0.28656      59      1.00089      72      3.73361      85     12.91190      98      61.89321
   32      0.12625     46       0.30982      60      1.10389      73      4.16221      86     14.05233      99      83.06141
   33      0.13124     47       0.33474      61      1.21851      74      4.63317      87     15.21353   100-109     0.00000
   34      0.13705     48       0.36215

* Different rates apply for male nicotine users, all females, and all juveniles (issue ages 0-20).

         If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the special premium class rating factor shown on the Policy Specifications page.

         The rates shown above are for the base Policy only. Separate maximum charges apply to each rider.

APPENDIX B - TABLE OF SURRENDER CHARGE FACTORS





                       TABLE OF SURRENDER CHARGE FACTORS



                    Male Non-Nicotine (Preferred & Standard)


           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                                15 or
 Age       0      1     2       3       4     5       6       7      8       9     10    11     12    13      14      more
--------------------------------------------------------------------------------------------------------------------------
 21      5.84   5.84  5.84    5.84    5.84  5.26    4.68    4.09   3.51    2.92   2.34  1.75   1.17  0.58    0.00     0.00
 22      5.84   5.84  5.84    5.84    5.84  5.26    4.68    4.09   3.51    2.92   2.34  1.75   1.17  0.58    0.00     0.00
 23      5.84   5.84  5.84    5.84    5.84  5.26    4.68    4.09   3.51    2.92   2.34  1.75   1.17  0.58    0.00     0.00
 24      5.84   5.84  5.84    5.84    5.84  5.26    4.68    4.09   3.51    2.92   2.34  1.75   1.17  0.58    0.00     0.00
 25      5.84   5.84  5.84    5.84    5.84  5.26    4.68    4.09   3.51    2.92   2.34  1.75   1.17  0.58    0.00     0.00
 26      5.84   5.84  5.84    5.84    5.84  5.26    4.68    4.09   3.51    2.92   2.34  1.75   1.17  0.58    0.00     0.00
 27      5.84   5.84  5.84    5.84    5.84  5.26    4.68    4.09   3.51    2.92   2.34  1.75   1.17  0.58    0.00     0.00
 28      5.84   5.84  5.84    5.84    5.84  5.26    4.68    4.09   3.51    2.92   2.34  1.75   1.17  0.58    0.00     0.00
 29      5.84   5.84  5.84    5.84    5.84  5.26    4.68    4.09   3.51    2.92   2.34  1.75   1.17  0.58    0.00     0.00
 30      5.84   5.84  5.84    5.84    5.84  5.26    4.68    4.09   3.51    2.92   2.34  1.75   1.17  0.58    0.00     0.00
 31      5.91   5.91  5.91    5.91    5.91  5.32    4.73    4.14   3.55    2.96   2.36  1.77   1.18  0.59    0.00     0.00
 32      5.98   5.98  5.98    5.98    5.98  5.38    4.78    4.19   3.59    2.99   2.39  1.79   1.20  0.60    0.00     0.00
 33      6.01   6.01  6.01    6.01    6.01  5.41    4.81    4.21   3.61    3.01   2.41  1.80   1.20  0.60    0.00     0.00
 34      6.11   6.11  6.11    6.11    6.11  5.50    4.89    4.28   3.67    3.06   2.45  1.83   1.22  0.61    0.00     0.00
 35      6.18   6.18  6.18    6.18    6.18  5.56    4.94    4.33   3.71    3.09   2.47  1.85   1.24  0.62    0.00     0.00
 36      6.28   6.28  6.28    6.28    6.28  5.66    5.03    4.40   3.77    3.14   2.51  1.89   1.26  0.63    0.00     0.00
 37      6.32   6.32  6.32    6.32    6.32  5.68    5.05    4.42   3.79    3.16   2.53  1.89   1.26  0.63    0.00     0.00
 38      6.42   6.42  6.42    6.42    6.42  5.78    5.13    4.49   3.85    3.21   2.57  1.93   1.28  0.64    0.00     0.00
 39      6.52   6.52  6.52    6.52    6.52  5.87    5.22    4.56   3.91    3.26   2.61  1.96   1.30  0.65    0.00     0.00
 40      6.62   6.62  6.62    6.62    6.62  5.96    5.30    4.63   3.97    3.31   2.65  1.99   1.32  0.66    0.00     0.00
 41      6.76   6.76  6.76    6.76    6.76  6.08    5.40    4.73   4.05    3.38   2.70  2.03   1.35  0.68    0.00     0.00
 42      6.82   6.82  6.82    6.82    6.82  6.14    5.46    4.78   4.09    3.41   2.73  2.05   1.36  0.68    0.00     0.00
 43      6.99   6.99  6.99    6.99    6.99  6.29    5.59    4.89   4.19    3.50   2.80  2.10   1.40  0.70    0.00     0.00
 44      7.13   7.13  7.13    7.13    7.13  6.41    5.70    4.99   4.28    3.56   2.85  2.14   1.43  0.71    0.00     0.00
 45      7.30   7.30  7.30    7.30    7.30  6.57    5.84    5.11   4.38    3.65   2.92  2.19   1.46  0.73    0.00     0.00
 46      7.46   7.46  7.46    7.46    7.46  6.72    5.97    5.23   4.48    3.73   2.99  2.24   1.49  0.75    0.00     0.00
 47      7.67   7.67  7.67    7.67    7.67  6.90    6.13    5.37   4.60    3.83   3.07  2.30   1.53  0.77    0.00     0.00
 48      7.87   7.87  7.87    7.87    7.87  7.08    6.30    5.51   4.72    3.93   3.15  2.36   1.57  0.79    0.00     0.00
 49      8.14   8.14  8.14    8.14    8.14  7.33    6.51    5.70   4.88    4.07   3.26  2.44   1.63  0.81    0.00     0.00
 50      8.38   8.38  8.38    8.38    8.38  7.54    6.70    5.86   5.03    4.19   3.35  2.51   1.68  0.84    0.00     0.00
 51      8.65   8.65  8.65    8.65    8.65  7.78    6.92    6.05   5.19    4.32   3.46  2.59   1.73  0.86    0.00     0.00
 52      8.95   8.95  8.95    8.95    8.95  8.05    7.16    6.26   5.37    4.47   3.58  2.68   1.79  0.89    0.00     0.00
 53      9.29   9.29  9.29    9.29    9.29  8.36    7.43    6.50   5.57    4.64   3.71  2.79   1.86  0.93    0.00     0.00
 54      9.62   9.62  9.62    9.62    9.62  8.66    7.70    6.74   5.77    4.81   3.85  2.89   1.92  0.96    0.00     0.00
 55     10.06  10.06 10.06   10.06   10.06  9.06    8.05    7.04   6.04    5.03   4.03  3.02   2.01  1.01    0.00     0.00
 56     10.47  10.47 10.47   10.47   10.47  9.42    8.37    7.33   6.28    5.23   4.19  3.14   2.09  1.05    0.00     0.00
 57     10.91  10.91 10.91   10.91   10.91  9.82    8.72    7.63   6.54    5.45   4.36  3.27   2.18  1.09    0.00     0.00
 58     11.41  11.41 11.41   11.41   11.41 10.27    9.13    7.99   6.85    5.71   4.57  3.42   2.28  1.14    0.00     0.00
 59     11.99  11.99 11.99   11.99   11.99 10.79    9.59    8.39   7.19    5.99   4.79  3.60   2.40  1.20    0.00     0.00
 60     12.56  12.56 12.56   12.56   12.56 11.30   10.05    8.79   7.54    6.28   5.02  3.77   2.51  1.26    0.00     0.00
 61     13.17  13.17 13.17   13.17   13.17 11.85   10.53    9.22   7.90    6.58   5.27  3.95   2.63  1.32    0.00     0.00
 62     13.88  13.88 13.88   13.88   13.88 12.49   11.10    9.71   8.33    6.94   5.55  4.16   2.78  1.39    0.00     0.00
 63     14.62  14.62 14.62   14.62   14.62 13.16   11.70   10.23   8.77    7.31   5.85  4.39   2.92  1.46    0.00     0.00
 64     15.43  15.43 15.43   15.43   15.43 13.89   12.34   10.80   9.26    7.71   6.17  4.63   3.09  1.54    0.00     0.00
 65     16.25  16.25 16.25   16.25   16.25 14.63   13.00   11.38   9.75    8.13   6.50  4.88   3.25  1.63    0.00     0.00
 66     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 67     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 68     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 69     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 70     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 71     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 72     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 73     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 74     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00

                        TABLE OF SURRENDER CHARGE FACTORS



                    Male Non-Nicotine (Preferred & Standard)


           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                                15 or
 Age       0      1     2       3       4     5       6       7      8       9     10    11     12    13      14      more
--------------------------------------------------------------------------------------------------------------------------
 75     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 76     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 77     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 78     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 79     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 80     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00








                        TABLE OF SURRENDER CHARGE FACTORS



                   Female Non-Nicotine (Preferred & Standard)



           Number of Full Policy Years Completed Since the Issue Date


Issue                                                                                                                15 or
 Age       0      1     2       3       4     5       6       7      8       9     10    11     12    13      14      more
--------------------------------------------------------------------------------------------------------------------------
 21      5.74   5.74  5.74    5.74    5.74  5.17    4.59    4.02   3.45    2.87   2.30  1.72   1.15  0.57    0.00     0.00
 22      5.74   5.74  5.74    5.74    5.74  5.17    4.59    4.02   3.45    2.87   2.30  1.72   1.15  0.57    0.00     0.00
 23      5.74   5.74  5.74    5.74    5.74  5.17    4.59    4.02   3.45    2.87   2.30  1.72   1.15  0.57    0.00     0.00
 24      5.74   5.74  5.74    5.74    5.74  5.17    4.59    4.02   3.45    2.87   2.30  1.72   1.15  0.57    0.00     0.00
 25      5.74   5.74  5.74    5.74    5.74  5.17    4.59    4.02   3.45    2.87   2.30  1.72   1.15  0.57    0.00     0.00
 26      5.74   5.74  5.74    5.74    5.74  5.17    4.59    4.02   3.45    2.87   2.30  1.72   1.15  0.57    0.00     0.00
 27      5.74   5.74  5.74    5.74    5.74  5.17    4.59    4.02   3.45    2.87   2.30  1.72   1.15  0.57    0.00     0.00
 28      5.74   5.74  5.74    5.74    5.74  5.17    4.59    4.02   3.45    2.87   2.30  1.72   1.15  0.57    0.00     0.00
 29      5.74   5.74  5.74    5.74    5.74  5.17    4.59    4.02   3.45    2.87   2.30  1.72   1.15  0.57    0.00     0.00
 30      5.74   5.74  5.74    5.74    5.74  5.17    4.59    4.02   3.45    2.87   2.30  1.72   1.15  0.57    0.00     0.00
 31      5.78   5.78  5.78    5.78    5.78  5.20    4.62    4.04   3.47    2.89   2.31  1.73   1.16  0.58    0.00     0.00
 32      5.81   5.81  5.81    5.81    5.81  5.23    4.65    4.07   3.49    2.91   2.32  1.74   1.16  0.58    0.00     0.00
 33      5.84   5.84  5.84    5.84    5.84  5.26    4.68    4.09   3.51    2.92   2.34  1.75   1.17  0.58    0.00     0.00
 34      5.91   5.91  5.91    5.91    5.91  5.32    4.73    4.14   3.55    2.96   2.36  1.77   1.18  0.59    0.00     0.00
 35      5.95   5.95  5.95    5.95    5.95  5.35    4.76    4.16   3.57    2.97   2.38  1.78   1.19  0.59    0.00     0.00
 36      5.98   5.98  5.98    5.98    5.98  5.38    4.78    4.19   3.59    2.99   2.39  1.79   1.20  0.60    0.00     0.00
 37      6.08   6.08  6.08    6.08    6.08  5.47    4.86    4.26   3.65    3.04   2.43  1.82   1.22  0.61    0.00     0.00
 38      6.11   6.11  6.11    6.11    6.11  5.50    4.89    4.28   3.67    3.06   2.45  1.83   1.22  0.61    0.00     0.00
 39      6.18   6.18  6.18    6.18    6.18  5.56    4.94    4.33   3.71    3.09   2.47  1.85   1.24  0.62    0.00     0.00
 40      6.28   6.28  6.28    6.28    6.28  5.66    5.03    4.40   3.77    3.14   2.51  1.89   1.26  0.63    0.00     0.00
 41      6.35   6.35  6.35    6.35    6.35  5.72    5.08    4.45   3.81    3.18   2.54  1.91   1.27  0.64    0.00     0.00
 42      6.42   6.42  6.42    6.42    6.42  5.78    5.13    4.49   3.85    3.21   2.57  1.93   1.28  0.64    0.00     0.00
 43      6.49   6.49  6.49    6.49    6.49  5.84    5.19    4.54   3.89    3.24   2.59  1.95   1.30  0.65    0.00     0.00
 44      6.62   6.62  6.62    6.62    6.62  5.96    5.30    4.63   3.97    3.31   2.65  1.99   1.32  0.66    0.00     0.00
 45      6.69   6.69  6.69    6.69    6.69  6.02    5.35    4.68   4.01    3.34   2.68  2.01   1.34  0.67    0.00     0.00
 46      6.82   6.82  6.82    6.82    6.82  6.14    5.46    4.78   4.09    3.41   2.73  2.05   1.36  0.68    0.00     0.00
 47      6.92   6.92  6.92    6.92    6.92  6.23    5.54    4.85   4.15    3.46   2.77  2.08   1.38  0.69    0.00     0.00
 48      7.09   7.09  7.09    7.09    7.09  6.38    5.67    4.97   4.26    3.55   2.84  2.13   1.42  0.71    0.00     0.00
 49      7.19   7.19  7.19    7.19    7.19  6.47    5.76    5.04   4.32    3.60   2.88  2.16   1.44  0.72    0.00     0.00
 50      7.36   7.36  7.36    7.36    7.36  6.63    5.89    5.15   4.42    3.68   2.95  2.21   1.47  0.74    0.00     0.00
 51      7.53   7.53  7.53    7.53    7.53  6.78    6.02    5.27   4.52    3.77   3.01  2.26   1.51  0.75    0.00     0.00
 52      7.70   7.70  7.70    7.70    7.70  6.93    6.16    5.39   4.62    3.85   3.08  2.31   1.54  0.77    0.00     0.00
 53      7.90   7.90  7.90    7.90    7.90  7.11    6.32    5.53   4.74    3.95   3.16  2.37   1.58  0.79    0.00     0.00
 54      8.14   8.14  8.14    8.14    8.14  7.33    6.51    5.70   4.88    4.07   3.26  2.44   1.63  0.81    0.00     0.00
 55      8.38   8.38  8.38    8.38    8.38  7.54    6.70    5.86   5.03    4.19   3.35  2.51   1.68  0.84    0.00     0.00
 56      8.58   8.58  8.58    8.58    8.58  7.72    6.86    6.01   5.15    4.29   3.43  2.57   1.72  0.86    0.00     0.00
 57      8.88   8.88  8.88    8.88    8.88  7.99    7.10    6.22   5.33    4.44   3.55  2.66   1.78  0.89    0.00     0.00
 58      9.12   9.12  9.12    9.12    9.12  8.21    7.29    6.38   5.47    4.56   3.65  2.74   1.82  0.91    0.00     0.00
 59      9.46   9.46  9.46    9.46    9.46  8.51    7.56    6.62   5.67    4.73   3.78  2.84   1.89  0.95    0.00     0.00
 60      9.79   9.79  9.79    9.79    9.79  8.81    7.83    6.86   5.88    4.90   3.92  2.94   1.96  0.98    0.00     0.00
 61     10.10  10.10 10.10   10.10   10.10  9.09    8.08    7.07   6.06    5.05   4.04  3.03   2.02  1.01    0.00     0.00

                        TABLE OF SURRENDER CHARGE FACTORS



                   Female Non-Nicotine (Preferred & Standard)



           Number of Full Policy Years Completed Since the Issue Date


Issue                                                                                                                15 or
 Age       0      1     2       3       4     5       6       7      8       9     10    11     12    13      14      more
--------------------------------------------------------------------------------------------------------------------------
 62     10.40  10.40 10.40   10.40   10.40  9.36    8.32    7.28   6.24    5.20   4.16  3.12   2.08  1.04    0.00     0.00
 63     10.77  10.77 10.77   10.77   10.77  9.69    8.62    7.54   6.46    5.39   4.31  3.23   2.15  1.08    0.00     0.00
 64     11.14  11.14 11.14   11.14   11.14 10.03    8.91    7.80   6.69    5.57   4.46  3.34   2.23  1.11    0.00     0.00
 65     11.58  11.58 11.58   11.58   11.58 10.42    9.26    8.11   6.95    5.79   4.63  3.47   2.32  1.16    0.00     0.00
 66     12.91  12.91 12.91   11.62   10.33  9.04    7.75    6.46   5.16    3.87   2.58  1.94   1.29  0.65    0.00     0.00
 67     13.66  13.66 13.66   12.30   10.93  9.56    8.20    6.83   5.46    4.10   2.73  2.05   1.37  0.68    0.00     0.00
 68     14.41  14.41 14.41   12.97   11.53 10.09    8.65    7.21   5.76    4.32   2.88  2.16   1.44  0.72    0.00     0.00
 69     15.28  15.28 15.28   13.75   12.22 10.69    9.17    7.64   6.11    4.58   3.06  2.29   1.53  0.76    0.00     0.00
 70     16.21  16.21 16.21   14.59   12.97 11.35    9.73    8.11   6.48    4.86   3.24  2.43   1.62  0.81    0.00     0.00
 71     17.41  17.41 17.41   15.67   13.93 12.19   10.45    8.71   6.96    5.22   3.48  2.61   1.74  0.87    0.00     0.00
 72     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 73     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 74     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 75     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 76     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 77     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 78     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 79     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00
 80     17.50  17.50 17.50   15.75   14.00 12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75  0.88    0.00     0.00


                        TABLE OF SURRENDER CHARGE FACTORS


                                  Male Nicotine

           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                                15 or
 Age       0      1     2       3       4     5       6       7      8       9     10    11     12    13      14      more
--------------------------------------------------------------------------------------------------------------------------
 0       5.36   5.36   5.36   5.36   5.36   4.82    4.29    3.75   3.22    2.68   2.14  1.61   1.07   0.54   0.00     0.00
 1       5.36   5.36   5.36   5.36   5.36   4.82    4.29    3.75   3.22    2.68   2.14  1.61   1.07   0.54   0.00     0.00
 2       5.36   5.36   5.36   5.36   5.36   4.82    4.29    3.75   3.22    2.68   2.14  1.61   1.07   0.54   0.00     0.00
 3       5.36   5.36   5.36   5.36   5.36   4.82    4.29    3.75   3.22    2.68   2.14  1.61   1.07   0.54   0.00     0.00
 4       5.36   5.36   5.36   5.36   5.36   4.82    4.29    3.75   3.22    2.68   2.14  1.61   1.07   0.54   0.00     0.00
 5       5.36   5.36   5.36   5.36   5.36   4.82    4.29    3.75   3.22    2.68   2.14  1.61   1.07   0.54   0.00     0.00
 6       5.36   5.36   5.36   5.36   5.36   4.82    4.29    3.75   3.22    2.68   2.14  1.61   1.07   0.54   0.00     0.00
 7       5.36   5.36   5.36   5.36   5.36   4.82    4.29    3.75   3.22    2.68   2.14  1.61   1.07   0.54   0.00     0.00
 8       5.36   5.36   5.36   5.36   5.36   4.82    4.29    3.75   3.22    2.68   2.14  1.61   1.07   0.54   0.00     0.00
 9       5.36   5.36   5.36   5.36   5.36   4.82    4.29    3.75   3.22    2.68   2.14  1.61   1.07   0.54   0.00     0.00
 10      5.36   5.36   5.36   5.36   5.36   4.82    4.29    3.75   3.22    2.68   2.14  1.61   1.07   0.54   0.00     0.00
 11      5.38   5.38   5.38   5.38   5.38   4.85    4.31    3.77   3.23    2.69   2.15  1.62   1.08   0.54   0.00     0.00
 12      5.43   5.43   5.43   5.43   5.43   4.89    4.34    3.80   3.26    2.71   2.17  1.63   1.09   0.54   0.00     0.00
 13      5.50   5.50   5.50   5.50   5.50   4.95    4.40    3.85   3.30    2.75   2.20  1.65   1.10   0.55   0.00     0.00
 14      5.56   5.56   5.56   5.56   5.56   5.01    4.45    3.89   3.34    2.78   2.23  1.67   1.11   0.56   0.00     0.00
 15      5.84   5.84   5.84   5.84   5.84   5.26    4.68    4.09   3.51    2.92   2.34  1.75   1.17   0.58   0.00     0.00
 16      5.88   5.88   5.88   5.88   5.88   5.29    4.70    4.12   3.53    2.94   2.35  1.76   1.18   0.59   0.00     0.00
 17      5.90   5.90   5.90   5.90   5.90   5.31    4.72    4.13   3.54    2.95   2.36  1.77   1.18   0.59   0.00     0.00
 18      5.93   5.93   5.93   5.93   5.93   5.34    4.75    4.15   3.56    2.97   2.37  1.78   1.19   0.59   0.00     0.00
 19      5.96   5.96   5.96   5.96   5.96   5.36    4.76    4.17   3.57    2.98   2.38  1.79   1.19   0.60   0.00     0.00
 20      5.99   5.99   5.99   5.99   5.99   5.39    4.79    4.19   3.59    3.00   2.40  1.80   1.20   0.60   0.00     0.00
 21      6.01   6.01   6.01   6.01   6.01   5.41    4.81    4.21   3.61    3.01   2.41  1.80   1.20   0.60   0.00     0.00
 22      6.05   6.05   6.05   6.05   6.05   5.44    4.84    4.23   3.63    3.02   2.42  1.81   1.21   0.60   0.00     0.00
 23      6.07   6.07   6.07   6.07   6.07   5.46    4.86    4.25   3.64    3.03   2.43  1.82   1.21   0.61   0.00     0.00
 24      6.10   6.10   6.10   6.10   6.10   5.49    4.88    4.27   3.66    3.05   2.44  1.83   1.22   0.61   0.00     0.00
 25      6.13   6.13   6.13   6.13   6.13   5.51    4.90    4.29   3.68    3.06   2.45  1.84   1.23   0.61   0.00     0.00
 26      6.15   6.15   6.15   6.15   6.15   5.53    4.92    4.30   3.69    3.07   2.46  1.84   1.23   0.61   0.00     0.00
 27      6.18   6.18   6.18   6.18   6.18   5.56    4.94    4.33   3.71    3.09   2.47  1.85   1.24   0.62   0.00     0.00

                        TABLE OF SURRENDER CHARGE FACTORS


                                  Male Nicotine

           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                                15 or
 Age       0      1     2       3       4     5       6       7      8       9     10    11     12    13      14      more
--------------------------------------------------------------------------------------------------------------------------
 28      6.20   6.20   6.20   6.20   6.20   5.58    4.96    4.34   3.72    3.10   2.48  1.86   1.24   0.62   0.00     0.00
 29      6.24   6.24   6.24   6.24   6.24   5.61    4.99    4.37   3.74    3.12   2.50  1.87   1.25   0.62   0.00     0.00
 30      6.26   6.26   6.26   6.26   6.26   5.63    5.01    4.38   3.76    3.13   2.50  1.88   1.25   0.63   0.00     0.00
 31      6.40   6.40   6.40   6.40   6.40   5.76    5.12    4.48   3.84    3.20   2.56  1.92   1.28   0.64   0.00     0.00
 32      6.53   6.53   6.53   6.53   6.53   5.88    5.22    4.57   3.92    3.27   2.61  1.96   1.31   0.65   0.00     0.00
 33      6.62   6.62   6.62   6.62   6.62   5.96    5.30    4.63   3.97    3.31   2.65  1.99   1.32   0.66   0.00     0.00
 34      6.82   6.82   6.82   6.82   6.82   6.14    5.46    4.78   4.09    3.41   2.73  2.05   1.36   0.68   0.00     0.00
 35      6.97   6.97   6.97   6.97   6.97   6.27    5.58    4.88   4.18    3.48   2.79  2.09   1.39   0.70   0.00     0.00
 36      7.18   7.18   7.18   7.18   7.18   6.47    5.75    5.03   4.31    3.59   2.87  2.16   1.44   0.72   0.00     0.00
 37      7.28   7.28   7.28   7.28   7.28   6.56    5.83    5.10   4.37    3.64   2.91  2.19   1.46   0.73   0.00     0.00
 38      7.51   7.51   7.51   7.51   7.51   6.76    6.01    5.26   4.51    3.75   3.00  2.25   1.50   0.75   0.00     0.00
 39      7.73   7.73   7.73   7.73   7.73   6.96    6.19    5.41   4.64    3.87   3.09  2.32   1.55   0.77   0.00     0.00
 40      7.97   7.97   7.97   7.97   7.97   7.17    6.38    5.58   4.78    3.99   3.19  2.39   1.59   0.80   0.00     0.00
 41      8.27   8.27   8.27   8.27   8.27   7.45    6.62    5.79   4.96    4.14   3.31  2.48   1.65   0.83   0.00     0.00
 42      8.47   8.47   8.47   8.47   8.47   7.62    6.77    5.93   5.08    4.23   3.39  2.54   1.69   0.85   0.00     0.00
 43      8.85   8.85   8.85   8.85   8.85   7.96    7.08    6.19   5.31    4.42   3.54  2.65   1.77   0.88   0.00     0.00
 44      9.19   9.19   9.19   9.19   9.19   8.27    7.35    6.43   5.51    4.59   3.67  2.76   1.84   0.92   0.00     0.00
 45      9.59   9.59   9.59   9.59   9.59   8.63    7.67    6.71   5.75    4.80   3.84  2.88   1.92   0.96   0.00     0.00
 46      9.85   9.85   9.85   9.85   9.85   8.86    7.88    6.89   5.91    4.92   3.94  2.95   1.97   0.98   0.00     0.00
 47     10.15  10.15  10.15  10.15  10.15   9.14    8.12    7.11   6.09    5.08   4.06  3.05   2.03   1.02   0.00     0.00
 48     10.46  10.46  10.46  10.46  10.46   9.41    8.36    7.32   6.27    5.23   4.18  3.14   2.09   1.05   0.00     0.00
 49     10.86  10.86  10.86  10.86  10.86   9.77    8.69    7.60   6.52    5.43   4.34  3.26   2.17   1.09   0.00     0.00
 50     11.19  11.19  11.19  11.19  11.19  10.07    8.95    7.83   6.71    5.59   4.48  3.36   2.24   1.12   0.00     0.00
 51     11.56  11.56  11.56  11.56  11.56  10.40    9.25    8.09   6.94    5.78   4.62  3.47   2.31   1.16   0.00     0.00
 52     11.98  11.98  11.98  11.98  11.98  10.78    9.58    8.38   7.19    5.99   4.79  3.59   2.40   1.20   0.00     0.00
 53     12.43  12.43  12.43  12.43  12.43  11.18    9.94    8.70   7.46    6.21   4.97  3.73   2.49   1.24   0.00     0.00
 54     12.86  12.86  12.86  12.86  12.86  11.58   10.29    9.01   7.72    6.43   5.15  3.86   2.57   1.29   0.00     0.00
 55     13.44  13.44  13.44  13.44  13.44  12.09   10.75    9.41   8.06    6.72   5.38  4.03   2.69   1.34   0.00     0.00
 56     13.93  13.93  13.93  13.93  13.93  12.54   11.15    9.75   8.36    6.97   5.57  4.18   2.79   1.39   0.00     0.00
 57     14.45  14.45  14.45  14.45  14.45  13.01   11.56   10.12   8.67    7.23   5.78  4.34   2.89   1.45   0.00     0.00
 58     15.04  15.04  15.04  15.04  15.04  13.54   12.03   10.53   9.03    7.52   6.02  4.51   3.01   1.50   0.00     0.00
 59     15.71  15.71  15.71  15.71  15.71  14.14   12.57   11.00   9.43    7.86   6.28  4.71   3.14   1.57   0.00     0.00
 60     16.25  16.25  16.25  16.25  16.25  14.63   13.00   11.38   9.75    8.13   6.50  4.88   3.25   1.63   0.00     0.00
 61     16.25  16.25  16.25  16.25  16.25  14.63   13.00   11.38   9.75    8.13   6.50  4.88   3.25   1.63   0.00     0.00
 62     16.25  16.25  16.25  16.25  16.25  14.63   13.00   11.38   9.75    8.13   6.50  4.88   3.25   1.63   0.00     0.00
 63     16.25  16.25  16.25  16.25  16.25  14.63   13.00   11.38   9.75    8.13   6.50  4.88   3.25   1.63   0.00     0.00
 64     16.25  16.25  16.25  16.25  16.25  14.63   13.00   11.38   9.75    8.13   6.50  4.88   3.25   1.63   0.00     0.00
 65     16.25  16.25  16.25  16.25  16.25  14.63   13.00   11.38   9.75    8.13   6.50  4.88   3.25   1.63   0.00     0.00
 66     17.50  17.50  17.50  15.75  14.00  12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75   0.88   0.00     0.00
 67     17.50  17.50  17.50  15.75  14.00  12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75   0.88   0.00     0.00
 68     17.50  17.50  17.50  15.75  14.00  12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75   0.88   0.00     0.00
 69     17.50  17.50  17.50  15.75  14.00  12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75   0.88   0.00     0.00
 70     17.50  17.50  17.50  15.75  14.00  12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75   0.88   0.00     0.00
 71     17.50  17.50  17.50  15.75  14.00  12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75   0.88   0.00     0.00
 72     17.50  17.50  17.50  15.75  14.00  12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75   0.88   0.00     0.00
 73     17.50  17.50  17.50  15.75  14.00  12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75   0.88   0.00     0.00
 74     17.50  17.50  17.50  15.75  14.00  12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75   0.88   0.00     0.00
 75     17.50  17.50  17.50  15.75  14.00  12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75   0.88   0.00     0.00
 76     17.50  17.50  17.50  15.75  14.00  12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75   0.88   0.00     0.00
 77     17.50  17.50  17.50  15.75  14.00  12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75   0.88   0.00     0.00
 78     17.50  17.50  17.50  15.75  14.00  12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75   0.88   0.00     0.00
 79     17.50  17.50  17.50  15.75  14.00  12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75   0.88   0.00     0.00
 80     17.50  17.50  17.50  15.75  14.00  12.25   10.50    8.75   7.00    5.25   3.50  2.63   1.75   0.88   0.00     0.00

                        TABLE OF SURRENDER CHARGE FACTORS



                                 Female Nicotine


           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                                15 or
 Age       0      1     2       3       4     5       6       7      8       9     10    11     12    13      14      more
--------------------------------------------------------------------------------------------------------------------------
 0       5.32   5.32   5.32   5.32   5.32   4.78    4.25   3.72   3.19   2.66   2.13   1.59   1.06    0.53   0.00     0.00
 1       5.32   5.32   5.32   5.32   5.32   4.78    4.25   3.72   3.19   2.66   2.13   1.59   1.06    0.53   0.00     0.00
 2       5.32   5.32   5.32   5.32   5.32   4.78    4.25   3.72   3.19   2.66   2.13   1.59   1.06    0.53   0.00     0.00
 3       5.32   5.32   5.32   5.32   5.32   4.78    4.25   3.72   3.19   2.66   2.13   1.59   1.06    0.53   0.00     0.00
 4       5.32   5.32   5.32   5.32   5.32   4.78    4.25   3.72   3.19   2.66   2.13   1.59   1.06    0.53   0.00     0.00
 5       5.32   5.32   5.32   5.32   5.32   4.78    4.25   3.72   3.19   2.66   2.13   1.59   1.06    0.53   0.00     0.00
 6       5.32   5.32   5.32   5.32   5.32   4.78    4.25   3.72   3.19   2.66   2.13   1.59   1.06    0.53   0.00     0.00
 7       5.32   5.32   5.32   5.32   5.32   4.78    4.25   3.72   3.19   2.66   2.13   1.59   1.06    0.53   0.00     0.00
 8       5.32   5.32   5.32   5.32   5.32   4.78    4.25   3.72   3.19   2.66   2.13   1.59   1.06    0.53   0.00     0.00
 9       5.32   5.32   5.32   5.32   5.32   4.78    4.25   3.72   3.19   2.66   2.13   1.59   1.06    0.53   0.00     0.00
 10      5.32   5.32   5.32   5.32   5.32   4.78    4.25   3.72   3.19   2.66   2.13   1.59   1.06    0.53   0.00     0.00
 11      5.32   5.32   5.32   5.32   5.32   4.78    4.25   3.72   3.19   2.66   2.13   1.59   1.06    0.53   0.00     0.00
 12      5.36   5.36   5.36   5.36   5.36   4.82    4.29   3.75   3.22   2.68   2.14   1.61   1.07    0.54   0.00     0.00
 13      5.36   5.36   5.36   5.36   5.36   4.82    4.29   3.75   3.22   2.68   2.14   1.61   1.07    0.54   0.00     0.00
 14      5.38   5.38   5.38   5.38   5.38   4.85    4.31   3.77   3.23   2.69   2.15   1.62   1.08    0.54   0.00     0.00
 15      5.61   5.61   5.61   5.61   5.61   5.05    4.49   3.93   3.37   2.80   2.24   1.68   1.12    0.56   0.00     0.00
 16      5.63   5.63   5.63   5.63   5.63   5.07    4.50   3.94   3.38   2.82   2.25   1.69   1.13    0.56   0.00     0.00
 17      5.69   5.69   5.69   5.69   5.69   5.12    4.55   3.98   3.41   2.84   2.27   1.71   1.14    0.57   0.00     0.00
 18      5.71   5.71   5.71   5.71   5.71   5.14    4.57   4.00   3.43   2.85   2.28   1.71   1.14    0.57   0.00     0.00
 19      5.77   5.77   5.77   5.77   5.77   5.19    4.61   4.04   3.46   2.88   2.31   1.73   1.15    0.58   0.00     0.00
 20      5.79   5.79   5.79   5.79   5.79   5.21    4.63   4.05   3.47   2.89   2.32   1.74   1.16    0.58   0.00     0.00
 21      5.89   5.89   5.89   5.89   5.89   5.30    4.71   4.12   3.53   2.94   2.36   1.77   1.18    0.59   0.00     0.00
 22      5.91   5.91   5.91   5.91   5.91   5.32    4.73   4.14   3.55   2.96   2.36   1.77   1.18    0.59   0.00     0.00
 23      5.95   5.95   5.95   5.95   5.95   5.35    4.76   4.16   3.57   2.97   2.38   1.78   1.19    0.59   0.00     0.00
 24      5.97   5.97   5.97   5.97   5.97   5.37    4.77   4.18   3.58   2.98   2.39   1.79   1.19    0.60   0.00     0.00
 25      5.99   5.99   5.99   5.99   5.99   5.39    4.79   4.19   3.59   3.00   2.40   1.80   1.20    0.60   0.00     0.00
 26      6.01   6.01   6.01   6.01   6.01   5.41    4.81   4.21   3.61   3.01   2.41   1.80   1.20    0.60   0.00     0.00
 27      6.04   6.04   6.04   6.04   6.04   5.43    4.83   4.22   3.62   3.02   2.41   1.81   1.21    0.60   0.00     0.00
 28      6.07   6.07   6.07   6.07   6.07   5.46    4.86   4.25   3.64   3.03   2.43   1.82   1.21    0.61   0.00     0.00
 29      6.09   6.09   6.09   6.09   6.09   5.48    4.87   4.26   3.65   3.05   2.44   1.83   1.22    0.61   0.00     0.00
 30      6.11   6.11   6.11   6.11   6.11   5.50    4.89   4.28   3.67   3.06   2.45   1.83   1.22    0.61   0.00     0.00
 31      6.19   6.19   6.19   6.19   6.19   5.57    4.95   4.34   3.72   3.10   2.48   1.86   1.24    0.62   0.00     0.00
 32      6.27   6.27   6.27   6.27   6.27   5.64    5.02   4.39   3.76   3.14   2.51   1.88   1.25    0.63   0.00     0.00
 33      6.35   6.35   6.35   6.35   6.35   5.72    5.08   4.45   3.81   3.18   2.54   1.91   1.27    0.64   0.00     0.00
 34      6.49   6.49   6.49   6.49   6.49   5.84    5.19   4.54   3.89   3.24   2.59   1.95   1.30    0.65   0.00     0.00
 35      6.58   6.58   6.58   6.58   6.58   5.92    5.26   4.60   3.95   3.29   2.63   1.97   1.32    0.66   0.00     0.00
 36      6.67   6.67   6.67   6.67   6.67   6.00    5.33   4.67   4.00   3.33   2.67   2.00   1.33    0.67   0.00     0.00
 37      6.87   6.87   6.87   6.87   6.87   6.18    5.49   4.81   4.12   3.43   2.75   2.06   1.37    0.69   0.00     0.00
 38      6.97   6.97   6.97   6.97   6.97   6.27    5.58   4.88   4.18   3.48   2.79   2.09   1.39    0.70   0.00     0.00
 39      7.13   7.13   7.13   7.13   7.13   6.41    5.70   4.99   4.28   3.56   2.85   2.14   1.43    0.71   0.00     0.00
 40      7.35   7.35   7.35   7.35   7.35   6.62    5.88   5.15   4.41   3.68   2.94   2.21   1.47    0.74   0.00     0.00
 41      7.52   7.52   7.52   7.52   7.52   6.77    6.02   5.26   4.51   3.76   3.01   2.26   1.50    0.75   0.00     0.00
 42      7.69   7.69   7.69   7.69   7.69   6.92    6.15   5.38   4.61   3.84   3.08   2.31   1.54    0.77   0.00     0.00
 43      7.87   7.87   7.87   7.87   7.87   7.08    6.30   5.51   4.72   3.93   3.15   2.36   1.57    0.79   0.00     0.00
 44      8.18   8.18   8.18   8.18   8.18   7.37    6.55   5.73   4.91   4.09   3.27   2.46   1.64    0.82   0.00     0.00
 45      8.38   8.38   8.38   8.38   8.38   7.54    6.70   5.86   5.03   4.19   3.35   2.51   1.68    0.84   0.00     0.00
 46      8.59   8.59   8.59   8.59   8.59   7.73    6.87   6.01   5.15   4.29   3.44   2.58   1.72    0.86   0.00     0.00
 47      8.72   8.72   8.72   8.72   8.72   7.85    6.98   6.11   5.23   4.36   3.49   2.62   1.74    0.87   0.00     0.00
 48      8.97   8.97   8.97   8.97   8.97   8.07    7.18   6.28   5.38   4.49   3.59   2.69   1.79    0.90   0.00     0.00
 49      9.10   9.10   9.10   9.10   9.10   8.19    7.28   6.37   5.46   4.55   3.64   2.73   1.82    0.91   0.00     0.00
 50      9.33   9.33   9.33   9.33   9.33   8.40    7.46   6.53   5.60   4.67   3.73   2.80   1.87    0.93   0.00     0.00
 51      9.56   9.56   9.56   9.56   9.56   8.60    7.64   6.69   5.73   4.78   3.82   2.87   1.91    0.96   0.00     0.00
 52      9.77   9.77   9.77   9.77   9.77   8.79    7.82   6.84   5.86   4.89   3.91   2.93   1.95    0.98   0.00     0.00
 53     10.03  10.03  10.03  10.03  10.03   9.03    8.02   7.02   6.02   5.01   4.01   3.01   2.01    1.00   0.00     0.00
 54     10.33  10.33  10.33  10.33  10.33   9.30    8.27   7.23   6.20   5.17   4.13   3.10   2.07    1.03   0.00     0.00
 55     10.63  10.63  10.63  10.63  10.63   9.56    8.50   7.44   6.38   5.31   4.25   3.19   2.13    1.06   0.00     0.00
 56     10.84  10.84  10.84  10.84  10.84   9.76    8.67   7.59   6.50   5.42   4.34   3.25   2.17    1.08   0.00     0.00
 57     11.21  11.21  11.21  11.21  11.21  10.09    8.97   7.85   6.73   5.61   4.48   3.36   2.24    1.12   0.00     0.00
 58     11.45  11.45  11.45  11.45  11.45  10.30    9.16   8.01   6.87   5.72   4.58   3.43   2.29    1.14   0.00     0.00

                        TABLE OF SURRENDER CHARGE FACTORS



                                 Female Nicotine


           Number of Full Policy Years Completed Since the Issue Date

Issue                                                                                                                15 or
 Age       0      1     2       3       4     5       6       7      8       9     10    11     12    13      14      more
--------------------------------------------------------------------------------------------------------------------------
 59     11.83  11.83  11.83  11.83  11.83  10.65    9.46   8.28   7.10   5.91   4.73   3.55   2.37    1.18   0.00     0.00
 60     12.19  12.19  12.19  12.19  12.19  10.97    9.75   8.53   7.31   6.09   4.87   3.66   2.44    1.22   0.00     0.00
 61     12.47  12.47  12.47  12.47  12.47  11.22    9.98   8.73   7.48   6.24   4.99   3.74   2.49    1.25   0.00     0.00
 62     12.74  12.74  12.74  12.74  12.74  11.47   10.19   8.92   7.64   6.37   5.10   3.82   2.55    1.27   0.00     0.00
 63     13.08  13.08  13.08  13.08  13.08  11.77   10.46   9.16   7.85   6.54   5.23   3.92   2.62    1.31   0.00     0.00
 64     13.39  13.39  13.39  13.39  13.39  12.05   10.71   9.38   8.04   6.70   5.36   4.02   2.68    1.34   0.00     0.00
 65     13.78  13.78  13.78  13.78  13.78  12.40   11.02   9.64   8.27   6.89   5.51   4.13   2.76    1.38   0.00     0.00
 66     15.29  15.29  15.29  13.76  12.23  10.70    9.17   7.64   6.12   4.59   3.06   2.29   1.53    0.76   0.00     0.00
 67     15.98  15.98  15.98  14.38  12.78  11.18    9.59   7.99   6.39   4.79   3.20   2.40   1.60    0.80   0.00     0.00
 68     16.61  16.61  16.61  14.95  13.29  11.63    9.97   8.31   6.64   4.98   3.32   2.49   1.66    0.83   0.00     0.00
 69     17.33  17.33  17.33  15.59  13.86  12.13   10.40   8.66   6.93   5.20   3.47   2.60   1.73    0.87   0.00     0.00
 70     17.50  17.50  17.50  15.75  14.00  12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75    0.88   0.00     0.00
 71     17.50  17.50  17.50  15.75  14.00  12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75    0.88   0.00     0.00
 72     17.50  17.50  17.50  15.75  14.00  12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75    0.88   0.00     0.00
 73     17.50  17.50  17.50  15.75  14.00  12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75    0.88   0.00     0.00
 74     17.50  17.50  17.50  15.75  14.00  12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75    0.88   0.00     0.00
 75     17.50  17.50  17.50  15.75  14.00  12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75    0.88   0.00     0.00
 76     17.50  17.50  17.50  15.75  14.00  12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75    0.88   0.00     0.00
 77     17.50  17.50  17.50  15.75  14.00  12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75    0.88   0.00     0.00
 78     17.50  17.50  17.50  15.75  14.00  12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75    0.88   0.00     0.00
 79     17.50  17.50  17.50  15.75  14.00  12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75    0.88   0.00     0.00
 80     17.50  17.50  17.50  15.75  14.00  12.25   10.50   8.75   7.00   5.25   3.50   2.63   1.75    0.88   0.00     0.00

[OUTSIDE BACK COVER PAGE]


         The Statement of Additional Information ("SAI") dated May 1, 2004 contains additional information about the Policy and the variable account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.



         You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the front cover or by calling 1-877-376-8008.


         The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.


         Farmers Financial Solutions, LLC ("FFS") serves as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and its registered representatives at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

                       STATEMENT OF ADDITIONAL INFORMATION


                                     for the
                              FARMERS VARIABLE LIFE



           Individual Flexible Premium Variable Life Insurance Policy


           ----------------------------------------------------------

                                 Issued Through
                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

                                   Offered by
                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                            3003 - 77th Avenue, S.E.
                         Mercer Island, Washington 98040
                                 (206) 232-8400

                                 SERVICE CENTER:
                                 P.O. Box 724208
                             Atlanta, Georgia 31139
                       Phone: 1-877-376-8008 (toll free)
                       8:00 a.m. to 6:00 p.m. Eastern Time


         This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers Variable Life, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2004 by calling 1-877-376-8008 or by writing to our SERVICE CENTER at P.O. Box 724208, Atlanta, Georgia 31139.


         This Statement incorporates terms used in the current Prospectus for each Policy.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR YOUR POLICY AND THE PORTFOLIOS.


         The date of this Statement of Additional Information is May 1, 2004.

TABLE OF CONTENTS


                                                                               PAGE
GLOSSARY...................................................................      2
GENERAL PROVISIONS.........................................................      5
     The Policy............................................................      5
     Our Right to Contest the Policy.......................................      5
     Suicide Exclusion.....................................................      5
     Misstatement of Age or Sex............................................      6
     Addition, Deletion or Substitution of Investments.....................      6
     Resolving Material Conflicts..........................................      6
ADDITIONAL INFORMATION.....................................................      7
     Changing Death Benefit Options........................................      7
     Payment Options.......................................................      8
     Dollar Cost Averaging.................................................      9
     Asset Allocation Models...............................................     10
     Automatic Asset Rebalancing Program...................................     10
     Subaccount Unit Value.................................................     11
     Net Investment Factor.................................................     12
     Additional Information about Farmers and the Variable Account.........     12
     Third Party Administration Agreement..................................     13
     Distribution of the Policies..........................................     13
     Reports to Owners.....................................................     14
     Records...............................................................     14
     Legal Matters.........................................................     14
     Experts...............................................................     14
     Other Information.....................................................     14
FINANCIAL STATEMENTS.......................................................     15
INDEX TO FINANCIAL STATEMENTS..............................................    F-1

GLOSSARY

         For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT

An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

ATTAINED AGE

The insured's age on the issue date plus the number of years completed since the issue date.

BENEFICIARY

The person(s) you select to receive the death benefit from this Policy.


BUSINESS DAY/VALUATION DAY



Each day that the New York Stock Exchange ("NYSE") is open for regular trading. farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term "Business Day" in this statement of additional information, it has the same meaning as the term "Valuation Day" fund in the policy.


CASH VALUE

The Contract Value minus any applicable surrender charge.

COMPANY (WE, US, OUR, FARMERS, FNWL)

Farmers New World Life Insurance Company

CONTRACT VALUE

The sum of the values you have in the variable account and the fixed account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

CUMULATIVE MINIMUM PREMIUMS

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

DEATH BENEFIT PROCEEDS

The amount we will pay to the beneficiary when we receive proof of the insured's death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (plus any interest you owe), and any due and unpaid monthly deductions.

FIXED ACCOUNT

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

FIXED ACCOUNT VALUE

The portion of your Contract Value allocated to the fixed account.

FUNDS

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

GENERAL ACCOUNT

The account containing all of Farmers' assets, other than those held in its separate accounts.

HOME OFFICE

The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

INITIAL PREMIUM

The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy's specification page.

INSURED

The person whose life is insured by this Policy.

ISSUE AGE

The insured's age as of the last birthday before the issue date.

ISSUE DATE

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

LAPSE

When life insurance coverage ends because you do not have enough cash value to pay the monthly deduction and any outstanding loan amount (including any interest you owe on the loan(s)), and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount, including any interest you owe) is too low to pay the entire monthly deduction due.

LOAN AMOUNT

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

MATURITY DATE

The Policy anniversary when the insured reaches age 110 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

MONTHLY DEDUCTION

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the cost of any riders, and any flat extra charge for a special premium class.

MONTHLY DUE DATE


The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.


PERCENT OF PREMIUM FACTOR


The factor (currently 96.5%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy's specifications page.


PORTFOLIO

A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

PREMIUM CLASS

A classification that affects the cost of insurance rate and the premium required to insure an individual.

PREMIUMS

All payments you make under the Policy other than loan repayments. When we use the term "premium" in this prospectus, it generally has the same meaning as "net premium" in the Policy, and means a premium multiplied by the percent of premium factor.

PRINCIPAL SUM

The dollar amount of insurance selected by the owner. The principal sum on the issue date is set forth on the Policy's specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

REALLOCATION DATE

The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state's right to examine period, plus 10 days.

RECORD DATE

The date we record your Policy in our books as an in force policy.


RIGHT-TO-EXAMINE PERIOD


The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

SERVICE CENTER


The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.


SUBACCOUNT

A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

SURRENDER

The termination of the Policy at the option of the owner.

SURRENDER VALUE

The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (including any interest you owe on the loan(s)).

TAX CODE

The Internal Revenue Code of 1986, as amended.






VALUATION PERIOD


The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.


VARIABLE ACCOUNT

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

VARIABLE ACCOUNT VALUE

The portion of your Contract Value that is allocated to the subaccounts of the variable account.

WRITTEN NOTICE

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept,
(2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

YOU (YOUR, OWNER)

The person entitled to exercise all rights as owner under the Policy.

GENERAL PROVISIONS

THE POLICY

         The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

         Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

         Upon notice to you, we may modify the Policy to:

         - conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

         - assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

         -        reflect a change in the variable account's operations.

         If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

OUR RIGHT TO CONTEST THE POLICY

         In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

         In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the issue date, or if reinstated, for two years from the date of reinstatement. In the absence of fraud, we will not contest any increase in principal sum after the increase has been in force for two years during the insured's lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

SUICIDE EXCLUSION

         If the insured commits suicide, while sane or insane, within two years of the issue date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, LESS any loans (including any interest you owe), and LESS any withdrawals (not including surrender charges and processing fees) previously paid. A new two-year period will apply from the effective date of any reinstatement and to each increase in principal sum starting on the effective date of each increase. During this two-year period, the death benefit proceeds paid that are associated with an increase in principal sum will be limited to the monthly cost of insurance charges for the increase.

MISSTATEMENT OF AGE OR SEX

         If the insured's age or sex was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance. If the insured's age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured's correct age and sex.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

         We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

RESOLVING MATERIAL CONFLICTS

         The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

         We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

         In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account's investment in such portfolios, as appropriate.

ADDITIONAL INFORMATION

CHANGING DEATH BENEFIT OPTIONS

- After the first Policy year, you may change death benefit options or change the principal sum (but not both, unless done simultaneously) once each Policy year.

-        You must make your request in writing.

-        We may require evidence of insurability.

- The effective date of the change will be the monthly due date on or following the date when we approve your request for a change.

- We will send you a Policy endorsement with the change to attach to your Policy.

- Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

                  FROM OPTION A (VARIABLE DEATH BENEFIT) TO OPTION B (LEVEL DEATH BENEFIT)

                  -        We do not require evidence of insurability.

                  - The principal sum will change. The new Option B principal sum will equal the Option A principal sum plus the Contract Value on the effective date of the change.

                  -        The minimum premium will increase.

                  - The change in option affects the determination of the death benefit since Contract Value is no longer added to the principal sum. The death benefit will equal the new principal sum (or, if higher, the Contract Value times the applicable death benefit percentage).

                  FROM OPTION B (LEVEL DEATH BENEFIT) TO OPTION A (VARIABLE DEATH BENEFIT)

                  - You must provide satisfactory evidence of insurability.

                  - The principal sum will change. The new Option A principal sum will equal the Option B principal sum less the Contract Value immediately before the change, but the new principal sum will not be less than the minimum principal sum shown on your Policy's specifications page. WE WILL NOT IMPOSE ANY SURRENDER CHARGE SOLELY AS A RESULT OF THIS CHANGE IN PRINCIPAL SUM.

                  -        The minimum premium will decrease.

                  - The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new principal sum, and the death benefit will then vary with the Contract Value.

PAYMENT OPTIONS

         There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

         SETTLEMENT OPTIONS. If you surrender the Policy, or if the Policy matures, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

         Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured's date of death.

         Under any settlement option, the dollar amount of each payment will depend on three things:

         - the amount of the surrender or death benefit proceeds on the surrender date, maturity date or insured's date of death;

         - the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

         - the specific option(s) you choose. The amount you would receive may depend on your adjusted age and sex.

OPTION 1 -                -       Your proceeds will earn interest at a rate of 2.5% per year compounded annually.
INTEREST                  -       We may not keep the funds under this option for longer than five years, unless the
ACCUMULATION:                     beneficiary is a minor, in which case we may hold the funds until the beneficiary attains the age of majority.

OPTION 2 -                -       You will receive income of at least $25 annually, $12.42 semi-annually, $6.19
INTEREST INCOME:                  quarterly, or $2.05 monthly for each $1,000 of proceeds.
                          -       Unless you direct otherwise, the payee may withdraw the proceeds at any time.
                          -       After the first year, we may defer such withdrawal for up to six months.

OPTION 3 -                -       We will pay installments for a specified period.
INCOME - PERIOD           -       The amount of each installment will not be less than the amounts shown in the table
CERTAIN:                          in your Policy.
                          -       If the payee dies before the end of the specified period,we will pay the installments to the contingent payee for the remainder of the specified period.

OPTION 4 -                -       We will pay installments of a specified amount until the proceeds together with
INCOME - AMOUNT                   interest are paid in full.
CERTAIN:                  -       We will credit interest at a rate of 2.5% compounded annually.

OPTION 5 -                -       We will pay installments for the payee's lifetime.
INCOME - LIFE:            -       We will make payments for at least a specified guaranteed period.
                          -       If the payee dies before the end of the guaranteed period, we will continue to pay proceeds to a contingent payee for the remainder of the guaranteed period.
                          -       The amount of each installment will depend on the adjusted age and sex of the payee at the time the first payment is due.
                          -       We determine the adjusted age by calculating the age at the payee's nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:


First Payment Date          Adjusted Age is Age Minus
------------------          -------------------------
   2003 to 2010                      1 Year
   2011 to 2020                      2 Years
   2021 to 2030                      3 Years
   2031 to 2040                      4 Years
    After 2040                       5 Years

         TAX CONSEQUENCES. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

DOLLAR COST AVERAGING

         Under the dollar cost averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

         You may cancel your participation in the program at any time.


         You may enroll in the dollar cost averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the dollar cost averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account must be at least $100. Transfers under the dollar cost averaging program will not occur unless the balance in the fixed account is at least as large as the amount designated to be transferred.


         We may modify or revoke the dollar cost averaging program at any time. There is no charge for participating in the dollar cost averaging program. We do not assess transfer fees on dollar cost averaging transfers, nor do we count them toward the twelve free transfers permitted each Policy year.

ASSET ALLOCATION MODELS

         Asset allocation allows you to invest in different asset classes - such as stock funds, international funds, bond funds, and money market funds - depending on your risk tolerance, investment goals and time horizon. Keep in mind that use of an asset allocation model does not guarantee investment results.


         An asset allocation model program is available in connection with the Policies at no charge. Currently, you can select one of five asset allocation models, ranging from conservative to aggressive. Each model invests different percentages of your Contract Value in some or all of the subaccounts. Although you may only use one model at a time, you may elect to change your model selection as your tolerance for risk, and/or your needs and objectives change. The models do not include allocations to the fixed account. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure.


         If you choose an asset allocation model, your premium payments will automatically be allocated among the subaccounts to reflect the model you choose. If you select Automatic Asset Rebalancing, then your assets held in the subaccounts will be rebalanced each quarter to the same percentages as the original model you selected (or a more recent model if you instruct us).


         You can stop and start your participation in asset allocation models at any time, and you can change your model or provide different instructions to us at any time by submitting a request to the Service Center. Your asset allocation instructions are effective on the business day we receive them at the Service Center. There is no charge for participating in the asset allocation model program. We do not assess transfer fees on asset allocation model transfers, nor do we count them toward the twelve free transfers permitted each Policy year.


         You may not participate in an asset allocation model during the period when you are invested in a WM SAM Portfolio.


         We may suspend or modify the asset allocation model program at any time.


AUTOMATIC ASSET REBALANCING PROGRAM

         If you select the Automatic Asset Rebalancing program ("AAR"), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Policy back in line with the percentages you most recently provided to us.

         For instance, assume you instructed us to put your initial premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

         If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

         Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the fixed account in the rebalancing.


         You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. Your AAR instructions are effective on the business day we receive them at the Service Center. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Policy year.


         We may suspend or modify AAR at any time.

SUBACCOUNT UNIT VALUE

         The value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the Variable Account's financial statements. The unit value may increase or decrease from one Valuation Period to the next.

         The unit value of any subaccount at the end of a Valuation Period is calculated as:

         A x B, where:


         "A" is the subaccount's unit value for the end of the immediately preceding Business Day; and "B" is the net investment factor for the most current Business Day.


         The net investment factor is an index we use to measure the investment performance of a subaccount from one Valuation Period to the next. Each subaccount has a net investment factor for each Valuation Period that may be greater or less than one. Therefore, the value of a unit (and the value of a subaccount) may increase or decrease. We determine the net investment factor for any subaccount for any Valuation Period by the following formula:

                                      X
                                     --- - Z
                                      Y

         "X" equals:


         1. the net asset value per portfolio share held in the subaccount at the end of the current Business Day; PLUS



         2. the per share amount of any dividend or capital gain distribution on shares held in the subaccount during the current Business Day; MINUS



         3. the per share amount of any capital loss distribution on shares held in the subaccount during the current Business Day; MINUS



         4. the per share amount of any taxes or any amount set aside during the Business Day as a reserve for taxes.



         "Y" equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding Business Day.


         "Z" equals the mortality and expense risk charge.

NET INVESTMENT FACTOR


         The net investment factor is an index that measures the investment performance of a subaccount from one Business Day to the next. Each subaccount has its own net investment factor, which may be greater or less than one. The net investment factor for each subaccount equals the fraction obtained by dividing (X) by (Y) minus (Z) where:


         (X) is the net result of:


         1. the net asset value per portfolio share held in the subaccount at the end of the current Business Day; plus



         2. the per share amount of any dividend or capital gain distribution on portfolio shares held in the subaccount during the current Business Day; less



         3. the per share amount of any capital loss, realized or unrealized, on portfolio shares held in the subaccount during the current Business Day.



         (Y) equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding Business Day.


         (Z) equals charges and fees deducted from the subaccount. These consist of:


         1. the percentage charge for mortality and expense risk on that Business Day;



         2. the percentage charge for administrative costs on that Business Day; and



         3. the percentage charge for any other charges, fees and expenses for riders, endorsements, or supplemental benefits attached to your Policy, including the Guaranteed Minimum Death Benefit Rider and the Guaranteed Retirement Income Benefit Rider.


ADDITIONAL INFORMATION ABOUT FARMERS AND THE VARIABLE ACCOUNT

         Farmers New World Life Insurance Company ("Farmers"), is the stock life insurance company issuing the Policy. Farmers is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Policy and under other variable life insurance policies Farmers issues. Farmers' general account supports the fixed account under the Policy.

         Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. ("FGI"). FGI is a stock holding and management company. The ultimate controlling parents of FGI are Allied Zurich p.l.c., a United Kingdom company and Zurich Allied AG, a Swiss Company. Allied Zurich p.l.c. and Zurich Allied AG are traded in certain European markets, but are not publicly traded in the U.S.

         Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 48 states and the District of Columbia. The states where Farmers is not licensed are Alaska and New York.

         Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues.

The variable account is registered with the U.S. Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

         We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing aggregate coverage of $30,000,000 (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.





THIRD PARTY ADMINISTRATION AGREEMENT



         We have entered into a Master Administration Agreement (the "Agreement") with McCamish Systems, L.L.C. ("McCamish"), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 6452 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339. Under the Agreement, McCamish provides, at the Service Center, significant administrative services for the Policy and the Variable Account, including the processing of all premium payments, loans, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Policy and the variable account.



DISTRIBUTION OF THE POLICIES



         We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.



         Farmers Financial Solutions, LLC ("FFS") serves as principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 2423 Galena Avenue, Simi Valley, California 93065. FFS is affiliated with Farmers through Farmers' parent that provides management-related services to the parent companies of FFS. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. FFS is a member of the Securities Investor Protection Corporation. FFS offers the Policies through its sales representatives. Sales representatives with FFS are licensed as insurance agents in the state in which they do business and are appointed as our insurance agents.


















         We pay commissions to FFS for sales of the Policies by its sales representatives. FFS received sales compensation, including other payments and incentives, with respect to the Policies in the following amounts during the periods indicated:



                                         Aggregate Amount of Commissions
Fiscal      Aggregate Amount of       Retained by FFS After Payments to its
 year     Commissions Paid to FFS*             Registered Persons
------    ------------------------    -------------------------------------
2001             $6,585,291                            0
2002             $7,953,550                            0
2003             $8,902,267                            0



* Includes sales compensation paid to registered persons of FFS.



         FFS passes through commissions it receives and does not retain any portion of it in return for its services as principal underwriter for the Policies.

         We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of Policies. Sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS.


REPORTS TO OWNERS

         At least once each year, or more often as required by law, we will mail to owners at their last known address a report showing at least the following information as of the end of the report period:

- the current principal sum        - any loans since the last report
- the current death benefit        - premiums paid since the last report
- the Contract Value               - all deductions since the last report
- the Surrender Value              - the amount of any outstanding loans

         You may request additional copies of reports for a $5 fee. We will maintain all records relating to the variable account and the fixed account.


         Policy owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as premium payments, transfers, partial withdrawals, loans and surrenders. Scheduled financial transactions may be confirmed using quarterly statements.


RECORDS

         We will maintain all records relating to the variable account and fixed account.

LEGAL MATTERS

         Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. All matters of Washington law pertaining to the Policy have been passed upon by M. Douglas Close, Vice President and General Counsel, Farmers New World Life Insurance Company.

EXPERTS


         The financial statements as of December 31, 2003 and 2002 and for each of the three years in the periods ended December 31, 2003 included in this Statement of Additional Information in the Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.





         Actuarial matters included in this Registration Statement have been examined by Ryan R. Larson, FSA MAAA, Vice President, Chief Actuary and Director of the Company, as stated in the opinion filed as an exhibit to this Registration Statement.

OTHER INFORMATION

         We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional

Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

FINANCIAL STATEMENTS


         The audited balance sheets of Farmers New World Life Insurance Company as of December 31, 2003 and 2002, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003, as well as the Report of Independent Auditors, are contained herein. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies.



         The audited financial statements for the Farmers Variable Life Separate Account A as of December 31, 2003, and for the periods ended December 31, 2003 and 2002, as well as the Report of Independent Auditors, are also contained herein.

INDEX TO FINANCIAL STATEMENTS



FARMERS NEW WORLD LIFE INSURANCE COMPANY



         Report of Independent Auditors



         Balance Sheets, December 31, 2003 and 2002



         Statements of Income For the Years Ended December 31, 2003, 2002 and
         2001



         Statements of Comprehensive Income For the Years Ended December 31, 2003, 2002, and 2001



         Statements of Stockholder's Equity For the Years Ended December 31, 2003, 2002, and 2001



         Statements of Cash Flows For the Years Ended December 31, 2003, 2002, and 2001



         Notes to Financial Statements



FARMERS VARIABLE LIFE SEPARATE ACCOUNT A



         Report of Independent Auditors



         Statement of Assets and Liabilities, December 31, 2003



         Statement of Operations For the Periods Ended December 31, 2003 and
         2002



         Statements of Changes in Net Assets For the Periods Ended December 31, 2003 and 2002



         Notes to Financial Statements

FARMERS NEW WORLD LIFE
INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of Farmers New World Life Insurance Company

In our opinion, the accompanying balance sheets and the related statements of income, of comprehensive income, of stockholder's equity, and of cash flows present fairly, in all material respects, the financial position of Farmers New World Life Insurance Company (a wholly owned subsidiary of Farmers Group, Inc.) (the "Company") at December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
January 19, 2004
Seattle, Washington

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
BALANCE SHEETS
DECEMBER 31, 2003 AND 2002
(IN THOUSANDS OF DOLLARS)

                                                                                                        2003           2002
                                                                                                    -----------   --------------
ASSETS
Investments (Note 3)
       Bonds, classified as available-for-sale, at fair value (cost: $4,915,351 and $4,400,830)     $ 5,099,970   $    4,649,384
       Redeemable preferred stocks, classified as available-for-sale, at fair value (cost: $5,163
        and $6,896)                                                                                       5,235            6,186
       Nonredeemable preferred stocks, classified as available-for-sale, at fair value
        (cost: $10,346 and $10,346)                                                                      12,661           10,203
       Common stocks, classified as available-for-sale, at fair value (cost: $137,610 and
        $165,370)                                                                                       161,838          154,163
       Mortgage loans on real estate, at amortized cost, net of allowance for losses                      8,430            8,219
       Investment real estate, net of accumulated depreciation and allowance for losses                  75,148           78,240
       Surplus note and certificates of contribution of the P&C Group (Note 16)                         490,500          490,500
       Policy loans                                                                                     249,710          241,591
       Joint ventures (Note 4)                                                                            1,022            1,883
       S&P 500 call options, at fair value (cost: $38,218 and $37,951)                                    2,394            1,845
       Notes receivable                                                                                  22,000           22,435
                                                                                                    -----------   --------------
               Total investments                                                                      6,128,908        5,664,649
Cash and cash equivalents                                                                                25,903          188,610
Accrued investment income                                                                                69,813           66,911
Receivables from affiliates (Note 16)                                                                   763,864               41
Other receivables                                                                                       175,791          135,032
Deferred policy acquisition costs                                                                       650,443          580,195
Value of business acquired (Note 6)                                                                     239,293          254,510
Property and equipment, net of accumulated depreciation of $23,939 and $21,005                           18,447           21,156
Securities lending collateral (Note 7)                                                                   40,578          180,893
Other assets                                                                                              1,524            3,014
Separate accounts                                                                                       166,581           86,632
                                                                                                    -----------   --------------
               Total assets                                                                         $ 8,281,145   $    7,181,643
                                                                                                    ===========   ==============
LIABILITIES AND STOCKHOLDER'S EQUITY
Policy liabilities and accruals
       Future policy benefits                                                                       $ 4,500,914   $    4,191,202
       Policy claims                                                                                     64,900           40,656
                                                                                                    -----------   --------------
               Total policy liabilities and accruals                                                  4,565,814        4,231,858
                                                                                                    -----------   --------------
Other policy holder funds and dividends                                                                 353,472          329,880
                                                                                                    -----------   --------------
Accrued expenses and other liabilities
       Securities lending liability (Note 7)                                                             40,578          180,893
       Proceeds held-Securaccount                                                                        73,639           70,301
       Payable to affiliates (Note 16)                                                                  843,723           30,627
       Other liabilities                                                                                 71,332           92,563
       Separate accounts                                                                                166,581           86,632
                                                                                                    -----------   --------------
               Total accrued expenses and other liabilities                                           1,195,853          461,016
                                                                                                    -----------   --------------
Income taxes (Note 8)
       Current                                                                                           17,872                -
       Deferred                                                                                         158,148          180,839
                                                                                                    -----------   --------------
               Total income taxes                                                                       176,020          180,839
                                                                                                    -----------   --------------
               Total liabilities                                                                      6,291,159        5,203,593
                                                                                                    -----------   --------------
Commitments and contingencies (Notes 9 and 11)
Stockholder's equity
       Common stock ($1 par value - 25,000,000 shares authorized, 6,600,000 shares issued
        and outstanding at 2003 and 2002, respectively)                                                   6,600            6,600
       Additional paid-in capital                                                                       994,246          994,246
       Accumulated other comprehensive income, net of deferred tax expense of
        $56,187 and $58,471                                                                             104,347          108,589
       Retained earnings (Note 10)                                                                      884,793          868,615
                                                                                                    -----------   --------------
               Total stockholder's equity                                                             1,989,986        1,978,050
                                                                                                    -----------   --------------
               Total liabilities and stockholder's equity                                           $ 8,281,145   $    7,181,643
                                                                                                    ===========   ==============

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
(IN THOUSANDS OF DOLLARS)

                                                                 2003              2002             2001
                                                              ---------         ---------        ----------
REVENUES
Net premiums earned (Note 11)                                 $ 179,020         $ 252,225         $ 274,844
Universal life and annuity policy charges                       228,876           223,677           218,258
Net investment income (Note 3)                                  342,230           343,315           331,378
Net realized investment gains (losses) (Note 3)                  21,094           (17,201)           41,319
Impairment losses on investments (Note 3)                       (31,279)          (54,338)          (82,764)
Other income (loss)                                              (3,863)              506               665
                                                              ---------         ---------         ---------
         Total revenues                                         736,078           748,184           783,700
                                                              ---------         ---------         ---------
BENEFITS AND EXPENSES
Death and other benefits (Note 11)                              190,500           175,730           165,076
Increase in liability for future life policy benefits            31,378            94,774           115,324
Interest credited to policyholders                              178,052           178,364           178,821
Underwriting, acquisition and insurance expenses
     Amortization of deferred policy acquisition costs           71,753            62,742            75,009
     Amortization of value of business acquired                  17,807            13,949            22,399
     Life commissions, net of reinsurance (Note 11)             (25,983)           (8,483)             (963)
     General and administrative expenses                         62,755            64,250            55,097
                                                              ---------         ---------         ---------
         Total benefits and expenses                            526,262           581,326           610,763
                                                              ---------         ---------         ---------
         Income before provision for income taxes               209,816           166,858           172,937
                                                              ---------         ---------         ---------
PROVISION (BENEFIT) FOR INCOME TAXES (NOTE 8)
Current                                                          90,544            26,573            73,797
Deferred                                                        (16,906)           31,327           (17,015)
                                                              ---------         ---------         ---------
         Total provisions for income taxes                       73,638            57,900            56,782
                                                              ---------         ---------         ---------
         Net income                                           $ 136,178         $ 108,958         $ 116,155
                                                              =========         =========         =========

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
(IN THOUSANDS OF DOLLARS)

                                                                                             2003          2002          2001
                                                                                          ---------     ---------     ---------
Net income                                                                                $ 136,178     $ 108,958     $ 116,155
                                                                                          ---------     ---------     ---------
Other comprehensive income, net of tax
  Unrealized holding gains (losses) on securities
    Unrealized holding gains (losses) on securities, net of tax provision
      (benefit) of ($12,304), $26,094 and $ 21,577                                          (22,850)       48,460        40,071
    Reclassification adjustment for losses (gains) included in net
      income, net of tax provision (benefit) of $3,294, (25,102) and ($14,599)                6,118        46,617        27,113
                                                                                          ---------     ---------     ---------
        Net unrealized holding gains (losses) on securities, net of tax
          provision (benefit) of ($9,010), $51,196 and $36,176                              (16,732)       95,077        67,184
  Effect of the change in net unrealized gains and losses on other
   insurance accounts, net of tax provision (benefit) of $6,725, ($15,607) and ($6,570)      12,490       (28,984)      (12,202)
                                                                                          ---------     ---------     ---------
        Other comprehensive (loss) income                                                    (4,242)       66,093        54,982
                                                                                          ---------     ---------     ---------
        Comprehensive income                                                              $ 131,936     $ 175,051     $ 171,137
                                                                                          =========     =========     =========

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
(IN THOUSANDS OF DOLLARS)

                                                                                        ACCUMULATED
                                                                           ADDITIONAL     OTHER                        TOTAL
                                                                  COMMON    PAID-IN    COMPREHENSIVE   RETAINED    STOCKHOLDER'S
                                                                  STOCK     CAPITAL    INCOME (LOSS)   EARNINGS        EQUITY
                                                                  ------   ----------  -------------  ---------    -------------
BALANCES AT JANUARY 1, 2001                                       $6,600    $994,246    $ (12,486)    $ 870,502     $ 1,858,862
Net income                                                             -           -            -       116,155         116,155
Unrealized gains on available-for-sale investments arising
  during the period, net of tax of $21,577                             -           -       40,071             -          40,071
Reclassification adjustment for losses included in net income,
  net of tax of ($14,599)                                              -           -       27,113             -          27,113
Change in effect of unrealized losses on other insurance
  accounts, net of tax of ($6,570)                                     -           -      (12,202)            -         (12,202)
Dividends paid                                                         -           -            -      (112,000)       (112,000)
                                                                  ------    --------    ---------     ---------     -----------
BALANCES AT DECEMBER 31, 2001                                      6,600     994,246       42,496       874,657       1,917,999
Net income                                                             -           -            -       108,958         108,958
Unrealized gains on available-for-sale investments arising
  during the period, net of tax of $26,094                             -           -       48,460             -          48,460
Reclassification adjustment for losses included in net income,
  net of tax of ($25,102)                                              -           -       46,617             -          46,617
Change in effect of unrealized losses on other insurance
  accounts, net of tax of ($15,607)                                    -           -      (28,984)            -         (28,984)
Dividends paid                                                         -           -            -      (115,000)       (115,000)
                                                                  ------    --------    ---------     ---------     -----------
BALANCES AT DECEMBER 31, 2002                                      6,600     994,246      108,589       868,615       1,978,050
Net income                                                             -           -            -       136,178         136,178
Unrealized losses on available-for-sale investments arising
  during the period, net of tax of ($12,304)                           -           -      (22,850)            -         (22,850)
Reclassification adjustment for losses included in net income,
  net of tax of $3,294                                                 -           -        6,118             -           6,118
Change in effect of unrealized gains on other insurance
  accounts, net of tax of $6,725                                       -           -       12,490             -          12,490
Dividends paid                                                         -           -            -      (120,000)       (120,000)
                                                                  ------    --------    ---------     ---------     -----------
BALANCES AT DECEMBER 31, 2003                                     $6,600    $994,246    $ 104,347     $ 884,793     $ 1,989,986
                                                                  ======    ========    =========     =========     ===========

    The accompanying notes are an integral part of the financial statements.

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001
(IN THOUSANDS OF DOLLARS)

                                                                                                2003          2002          2001
                                                                                            -----------   -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                                  $   136,178   $   108,958   $   116,155
Adjustments to reconcile net income to net cash provided by operating activities
  Interest credited to universal life and investment-type contracts                             155,548       145,273       144,483
  Realized investment (gains) losses                                                            (21,094)       17,201       (41,319)
  Impairment losses on investments                                                               31,279        54,338        82,764
  Amortization of deferred policy acquisition costs and value of business acquired               89,560        76,691        97,408
  Amortization of bond and mortgage-backed security discount and premium, net                    22,142        11,033         7,674
  Capitalization of deferred policy acquisition costs and value of business acquired, net      (125,376)     (120,208)     (113,837)
  Deferred income tax (benefit) expense                                                         (16,906)       31,327       (17,015)
  Depreciation                                                                                    6,587         6,445         5,724
  Cash provided by (used in) changes in operating assets and liabilities
      Federal income taxes payable                                                               17,872             -       (18,496)
      Life insurance policy liabilities                                                          97,495       139,722       148,161
      Other policy holder funds                                                                  23,592        65,422       122,911
      Other                                                                                      (9,652)        2,499        (2,312)
                                                                                            -----------   -----------   -----------
          Net cash provided by operating activities                                             407,225       538,701       532,301
                                                                                            -----------   -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of bonds and stocks available for sale                                              (1,970,214)   (1,698,029)   (1,732,022)
Proceeds from sales or maturities of bonds and stocks available for sale                      1,451,178     1,233,256     1,443,106
Proceeds from notes receivables                                                                   3,927             -             -
Mortgage loan collections                                                                         6,189        20,682         8,083
Purchase of investment real estate                                                               (1,674)       (1,498)       (2,002)
Proceeds from sale of investment real estate                                                        549           786         9,086
Increase in policy loans, net                                                                    (8,119)       (9,304)      (14,125)
Purchase of capital assets                                                                       (1,106)       (2,312)       (4,732)
Purchase and issuance of surplus note, certificates of contribution and
 promissory notes of the P&C Group                                                                    -       (10,000)       (8,000)
Purchase of options                                                                                (267)       (1,498)       (7,957)
Proceeds from sales or maturities of options                                                          -             -           518
Other                                                                                            (9,548)        2,053        (1,107)
                                                                                            -----------   -----------   -----------
          Net cash used in investing activities                                                (529,085)     (465,864)     (309,152)
                                                                                            -----------   -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Cash dividends paid                                                                            (120,000)     (115,000)     (112,000)
Universal life and investment-type contract deposits                                            563,120       530,121       656,938
Universal life and investment-type contract withdrawals and maturities                         (483,967)     (467,874)     (664,045)
                                                                                            -----------   -----------   -----------
          Net cash used in financing activities                                                 (40,847)      (52,753)     (119,107)
                                                                                            -----------   -----------   -----------
          (Decrease) increase in cash and cash equivalents                                     (162,707)       20,084       104,042
CASH AND CASH EQUIVALENTS
Beginning of year                                                                               188,610       168,526        64,484
                                                                                            -----------   -----------   -----------
End of year                                                                                 $    25,903   $   188,610   $   168,526
                                                                                            ===========   ===========   ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year
  Income taxes                                                                              $    51,056   $    47,824   $    96,780
  Interest                                                                                            -             -             -
SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES
Unsettled purchase of certificate of contribution from Exchanges                                      -             -      (107,000)
Unsettled maturity of surplus note from Exchanges                                                     -             -       119,000

    The accompanying notes are an integral part of the financial statements.

1.       THE COMPANY AND NATURE OF OPERATIONS

         THE COMPANY

         The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the "Company"), a wholly owned subsidiary of Farmers Group, Inc. ("FGI"), whose ultimate parent is Zurich Financial Services Group. FGI has attorney-in-fact relationships with 3 inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the "Exchanges" or the "P&C Group").

         In December 1988, BATUS Inc. ("BATUS") a subsidiary of B.A.T. Industries p.l.c. ("B.A.T"), acquired 100 percent ownership of FGI and its subsidiaries for $5,212,619,000 in cash, including related expenses, through its wholly owned subsidiary, BATUS Financial Services. Immediately thereafter, BATUS Financial Services was merged into FGI. The acquisition was accounted for as a purchase and, accordingly, the acquired assets and liabilities were recorded in the Company's balance sheet based on their estimated fair values at December 31, 1988.

         At the time of purchase, a portion of the purchase price, $530,076,000, was assigned to the Company's value of business acquired ("VOBA"), which represented an actuarial determination of the expected profits from the business in-force at the date of B.A.T.'s acquisition of FGI.

         In September 1998, the financial services businesses of B.A.T, which included the Company, were merged with Zurich Insurance Company ("ZIC"). The business of ZIC and the financial services businesses of B.A.T were transferred to Zurich Group Holding ("ZGH"), formerly known as Zurich Financial Services, a Swiss company with headquarters in Zurich, Switzerland. This merger was accounted for by ZGH as a pooling of interests under International Accounting Standards ("IAS").

         NATURE OF OPERATIONS

         The Company, a single segment entity, concentrates its activities in the individual life insurance and annuity markets. Principal lines of business include traditional and universal whole life products, as well as term life insurance. Additionally, the Company issues flexible and single premium deferred annuities, single premium immediate annuities, and equity-indexed annuities, as well as variable universal life insurance and variable annuity products. In May 2003, the Company introduced the Flexible Premium Variable Life Insurance Policy ("Accumulator VUL").

         The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, and Farmers. In addition, the Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. As of December 31, 2003, this network consisted of approximately 12,000 direct writing agents and approximately 500 district managers, each of whom is an independent contractor. In 2003, Washington Mutual Bank was added as a distribution channel for the newly introduced Accumulator VUL.

         Each direct writing agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers.

         The Company is currently licensed in 49 states, including the District of Columbia.

         During 2002, the Company had exited the business of writing structured settlements. This decision to exit the structured settlement market was driven by A.M. Best's change in rating of the Company from A+ (superior) to A (excellent) as brokers often only place structured settlements with companies rated A+ or better. As of December 31, 2003, the Company is continuing to service the more than 5,200 structured settlement cases in force. As of December 31, 2003, 2002 and 2001, the structured settlement business represented only 0.9 percent, 0.7 percent and 2.2 percent of the Company's income before provision for income taxes, respectively.

         The Company reinsures its Long Term Care ("LTC") product 100 percent to Continental Casualty Company ("CNA"). In 2003, CNA gave the Company notice that it would no longer accept reinsurance on new LTC issues effective August 2003. The Company evaluated other potential carriers and concluded that they would not develop a new LTC product or sell another company's product. Although CNA no longer reinsures new business, it will continue to administer the more than 6,000 of the Company's in-force contracts.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         REVENUE RECOGNITION

         Premiums for traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Accident and health insurance premiums are recognized as revenue pro rata over the terms of the contract.

         Revenues associated with universal life, variable universal life products and other investment type contracts consist of policy charges for the cost of insurance, policy administration fees, surrender charges, and investment income on assets allocated to support policyholder account balances on deposit. Revenues for fixed and variable annuity products and contracts without life contingencies consist of investment income on assets allocated to support policyholder account balances on deposit, mortality charges for variable annuities, administrative charges for variable annuities and equity-indexed annuities, and surrender charges for variable annuities and flexible payment annuities. Consideration received for interest-sensitive insurance, annuity products and contracts without life contingencies are recorded as a liability when received. Policy withdrawal and other charges are recognized as revenue when assessed.

         BENEFITS AND EXPENSES

         Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

         INVESTMENTS

         The Company has classified all investments in fixed maturities and equity securities as available for sale. Accordingly, these securities are carried at fair value and the unrealized gains and losses, net of deferred income taxes and other adjustments, when applicable, are included as a separate component of other comprehensive income in stockholder's equity. As of December 31, 2003 and 2002, there were no securities designated as held to maturity or trading. All security transactions are recorded on a trade date basis.

         Discounts and premiums on fixed maturity investments are amortized, using the interest method, over the term of the security, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in net investment income.

         Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the carrying value of available for sale fixed maturity securities, with an offsetting effect on stockholder's equity, net of the effects of amortization of deferred acquisition costs and deferred income taxes, when applicable. If a decline in the fair value of an individual fixed income investment is considered to be other than temporary, the difference between amortized book value and fair value is recorded as a realized investment loss. Fair value is based on quoted market prices. Realized gains and losses on sales of investments, recognized in the statements of income, are determined based on the net book value of individual investments.

         If a decline in the fair value of an individual equity investment is considered to be other than temporary, the difference between original cost and fair value is recorded as a realized investment loss. Fair value is based on quoted market prices. Realized gains and losses on sales of investments, recognized in the statements of income, are determined based on the cost of the individual securities.

         The Company regularly reviews its investment portfolio to determine whether declines in the value of investments are other than temporary as defined in SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. The Company's review for declines in value includes analyzing historical and forecasted financial information as well as reviewing the market performance of similar types of investments.

         The fair values of investments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, these estimates may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

         Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. No valuation allowance has been established as of December 31, 2003 and 2002. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral, if the loan is collateral dependent. No material amounts were recognized for impaired loans in the periods presented.

         Real estate, including related improvements, is stated at the lower of cost less accumulated depreciation or market value. Depreciation is provided on a straight-line basis over 35 years, the estimated life of the properties. Accumulated depreciation for real estate as of December 31, 2003 and 2002 was approximately $37,116,000 and $34,448,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated net realizable value less selling costs with the impairment loss being included in impairment losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Valuation allowances on real estate available for sale are computed using the lower of depreciated cost or estimated fair value, net of disposition costs. There was no valuation allowance for real estate as of December 31, 2003 and 2002. Impairment losses of approximately $775,000 were recognized on two real estate properties in the year 2003.

         Policy loans are stated at unpaid balances, which approximates fair value.

         Short-term investments are stated at amortized cost, which approximates fair value.

         Partnership and joint venture interests in which the Company does not have control or majority ownership interest, are carried at the Company's ownership equity interest, which approximates fair value. Unrealized gains and losses, net of deferred income taxes and other adjustments, when applicable, are included as a separate component of other comprehensive income in stockholder's equity.

         S&P 500 call options are purchased as economic hedges against the interest liabilities generated on the equity-indexed annuity products. These call options are carried at an estimated fair value based on stock price, strike price, time to expiration, interest rates, dividends, and volatility using the methodology of the Black-Scholes option pricing formula.

         The S&P 500 call options effectively hedge the annuity contracts since they are both purchased and sold with identical parameters. Periodically, the value of the assets ("S&P 500 call options") is matched to the potential liability ("annuity contracts") to ensure the hedge has remained effective. The annuities were written based on a 7 year investment term, absent early termination by participants. Therefore, the anticipated hedge transaction (i.e. payment of interest to the policyholder at the end of the investment term and maturity of the S&P 500 call option) for each annuity is generally expected to occur in 7 years or less. For the years ended December 31, 2003 and 2002, the amount of unrealized hedging losses was approximately $35,824,000 and $36,106,000, respectively.

         The S&P 500 call options are carried at estimated fair value. Unrealized gains and losses resulting from changes in the estimated fair value of the call options are recorded to interest credited to policyholders. In addition, realized gains and losses from maturity or termination of the S&P 500 call options are recorded in net realized investment gains and losses. Premiums paid on S&P 500 call options are amortized to net investment income over the term of the contracts.

         DEFERRED POLICY ACQUISITION COSTS

         Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issuance and underwriting, and certain agency expenses. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results, mortality and expense margins and actual realized gains or losses on investments over the expected life of the contracts. The Company regularly reviews and revises its estimates of future gross profit margins to be realized from this group of products. Interest rates are based on rates in effect during the period. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised.

         Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

         Deferred policy acquisition costs for nonparticipating traditional life and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

         Deferred policy acquisition costs include amounts associated with the unrealized gains and losses recorded as other comprehensive income, a component of stockholder's equity. Accordingly, deferred policy acquisition costs are increased or decreased for the impact of estimated future gross profits as if net unrealized gains or losses on securities had been realized at the balance sheet date. Net unrealized gains or losses on securities within other comprehensive income also reflect this impact.

         In relation to its traditional life products, the Company evaluates the need for a premium deficiency reserve and utilizes anticipated investment income in the calculation of the premium deficiency reserve. As of December 31, 2003, the Company has not established any premium deficiency reserves based on this calculation.

         VALUE OF BUSINESS ACQUIRED

         The present value of the business acquired in the merger with B.A.T is being amortized over its actuarially determined useful life, which is consistent with the estimated decline in life insurance business that was in-force at the time of the merger.

         PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

         Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation of property and equipment has been provided using the straight-line method with estimated useful lives of 10 to 45 years for buildings and improvements and 3 to 5 years for capitalized software, furniture, and equipment.

         The Company capitalizes software purchased from third parties or internally generated if the related software product under development has reached technological feasibility. Costs incurred prior to the establishment of technical feasibility are expensed as incurred. As of December 31, 2003 and 2002, unamortized software costs were approximately $4,966,000 and $6,797,000, respectively. The Company amortizes software costs over a 3 to 5 year period and amortized approximately $2,417,000, $2,308,000 and $1,779,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

         LONG-LIVED ASSETS

         In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets and certain identifiable intangibles to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. No such impairments have occurred.

         SEPARATE ACCOUNTS

         The Company issues variable universal life and deferred variable annuity contracts. In May 2003, the Company introduced the Accumulator VUL. The assets and liabilities held for variable universal life, Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the "Accounts"), which are legally segregated from the general assets of the Company. As of December 31, 2003, there were 35 sub-accounts available for the initial products and 17 sub-accounts available for the Accumulator VUL. The sub-accounts invest in underlying mutual fund portfolios (collectively, the "Funds"). Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the sub-accounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the sub-accounts may not meet their stated objectives.

         The assets of the Accounts are carried at fair value. The Accounts' liabilities represent the contract holders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company's statements of income and comprehensive income. Mortality, policy administration and surrender charges to all accounts are included in the revenues of the Company.

         POLICY LIABILITIES AND ACCRUALS

         Liabilities for future policy benefits for traditional life policies are computed principally on a net level premium method reflecting estimated future investment yields, mortality, morbidity, and withdrawals. Interest rate assumptions range from 2.25 percent to 8.50 percent depending upon the year of issue. Mortality is calculated principally using select and ultimate tables in common usage in the industry, modified for Company experience, and withdrawals are estimated based primarily on experience.

         Liabilities for future policy benefits on universal life, variable universal life products and fixed and variable annuity products are determined under the retrospective deposit method and consist principally of policy values before any surrender charges. Liabilities for future policy benefits on contracts not involving life contingencies are recorded when the payments are received.

         Unpaid policy claims include claims in the course of settlement and a provision for claims incurred but not reported, based on past experience.

         CASH AND CASH EQUIVALENTS

         The Company considers all investments purchased with an original maturity of 3 months or less to be cash equivalents.

         Income Taxes

         The Company uses the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

         Financial Instruments and Concentrations of Credit Risk

         The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

         The Company cedes insurance risk to various A.M. Best rated reinsurance companies rated Aa or better by A.M. Best. The Company's management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter, for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

         The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

         BUSINESS RISKS

         The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expense to the Company. Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company's life and annuity products.

         RECLASSIFICATIONS

         Certain prior year amounts have been reclassified to conform to the current year presentation. These reclassifications have no effect on net income or stockholder's equity as reported.

         ACCOUNTING PRONOUNCEMENTS

         In December 2003, the Financial Accounting Standards Board ("FASB") issued a revised Statement of Financial Accounting Standards ("SFAS") No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits ("SFAS 132"). This Statement revises employers' disclosures about pension plans and other postretirement benefit plans. It does not change the measurement or recognition of those plans required by SFAS No. 87, Employers' Accounting for Pensions, SFAS No. 88, Employer's Accounting for Settlements and Curtailments of Defined Benefit Plans and for Termination Benefits, and SFAS No. 106, Employers' Accounting for Postretirement Benefits Other Than Pensions. The provisions of the revised SFAS 132 shall be effective for fiscal years ending after December 15, 2003. The adoption of SFAS 132 requires disclosures only and does not impact the Company's financial statements.

         In June 2001, the FASB issued SFAS No. 143, Accounting for Asset Retirement Obligations ("SFAS 143"). SFAS 143 establishes the standard to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. The provisions of SFAS 143 are effective for fiscal years beginning after June 15, 2002. The adoption of SFAS 143 did not have a material impact on the Company's financial statements.

         In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). SFAS 145 rescinds SFAS No. 4, Reporting Gains and Losses from Extinguishment of Debt, and an amendment of that Statement, SFAS No. 64, Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements. SFAS 145 also rescinds SFAS No. 44, Accounting for Intangible Assets of Motor Carriers. In addition, SFAS 145 amends SFAS No. 13, Accounting for Leases. The provisions of SFAS 145 are effective for fiscal years beginning after June 15, 2002. The adoption of SFAS 145 did not have a material impact on the Company's financial statements.

         In July 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"). SFAS 146 requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The provisions of SFAS 146 are to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not have a material impact on the Company's financial statements.

         In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 identifies characteristics of certain guarantee contracts and requires that a liability be recognized at fair value at the inception of such guarantees for the obligations undertaken by the guarantor. Additional disclosures also are prescribed for certain guarantee contracts. The initial recognition and initial measurement provisions of FIN 45 are effective for these guarantees issued or modified after December 31, 2002. The disclosure requirements of FIN 45 are effective for the Company as of December 31, 2002. The adoption of FIN 45 did not have a material impact on the Company's financial statements.

         In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure ("SFAS 148"). SFAS 148 provides alternative methods of transition for voluntary change to the fair value based method of accounting for stock-based employee compensation. Also, SFAS 148 amends the disclosure requirements of SFAS No. 123, Accounting for Stock-Based Compensation, to require prominent disclosures in both annual and interim financial statement about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The provisions of SFAS 148 are effective for activity on or after December 15, 2003. The Company is not impacted by the adoption of SFAS 148, as it is not involved in stock-based employee compensation.

         In December 2003, the FASB issued a revised FIN 46, Consolidation of Variable Interest Entities ("VIE's"), an Interpretation of Accounting Research Bulletin ("ARB") No. 51, Consolidated Financial Statements ("FIN No. 46-R"). A VIE is an entity for which total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support provided by any party, including equity holders, or in which equity investors as a group do not have characteristics of a controlling financial interest. Among other things, FIN No. 46-R requires the consolidation of the assets, liabilities and results of operations of a VIE by its primary beneficiary. FIN No. 46-R also requires the disclosure of information concerning a VIE of an entity that holds a significant variable interest, but is not the primary beneficiary. Certain disclosure requirements of FIN No. 46-R are effective for financial statements issued after December 31, 2003, and FIN No. 46-R applies to all entities subject to FIN No. 46-R no later than the end of the first reporting period that ends after March 15, 2004. Based on the current Interpretation, the Company does not have any VIEs.

         In April 2003, the FASB issued SFAS No. 149, Amendment of Statement on Derivative Instruments and Hedging Activities ("SFAS 149"). SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. SFAS 149 is effective for contracts entered into or modified after June 30, 2003. The adoption of SFAS 149 did not have a material impact on the Company's financial statements.

         In April 2003, the FASB's Derivative Implementation Group ("DIG") released SFAS No. 133 Implementation Issue No. B36, Embedded
         Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Risk Exposures That Are Unrealized or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments ("DIG B36"). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance agreements, as well as, other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index, are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No.
         133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of the DIG B36 was October 1, 2003. On December 1, 2003, the Company entered into a modified coinsurance agreement with an affiliate, Kemper Investors Life Insurance Company ("KI"). The Company has determined that this agreement contains an embedded derivative. In accordance with DIG B36, the Company bifurcated the agreement into its debt host and embedded derivative (total return swap), and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 may result in the establishment of a derivative asset or liability based on the change in the fair value of all the underlying assets of the respective contracts. The implementation of DIG B36 resulted in the Company recording an embedded derivative with an initial fair value of $0 as of December 1, 2003 and did not result in the Company recording a cumulative effect of an accounting change. The fair value of the embedded derivative liability, which was determined based on the fair value of the underlying securities, was approximately $3,627,000 as of December 31, 2003. This also resulted in a reduction of the Company's income of approximately $3,627,000 for the year ended December 31, 2003 (Note 15).

         In May 2003, the FASB issued SFAS No. 150, Accounting of Certain Financial Instruments with Characteristics of both Liabilities and Equity ("SFAS 150"). SFAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. Under SFAS 150, a financial instrument issued in the form of shares that are mandatorily redeemable that embodies an unconditional obligation requiring the issuer to redeem it by transferring its assets at a specified or determinable date or upon an event that is certain to occur shall be classified as a liability at the amount of cash that would be paid under the conditions specified in the contract. The provisions of SFAS 150 are effective at the beginning of the first interim period beginning after June 15, 2003. The Company is not impacted by the adoption of this Statement, as it has not issued any financial instruments with characteristics of both liabilities and equity.

         In July 2003, the Accounting Standards Executive Committee issued Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"). SOP 03-1 addresses financial accounting and reporting of certain product features insufficiently addressed by SFAS No. 97, Accounting by Insurance Cos. for Certain Long-Duration Contracts & Realized Gains & Losses on Investment Sales. SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually reference pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders. The provisions of this SOP are effective for fiscal years beginning after December 15, 2003. The Company is currently evaluating the impact of adopting SOP 03-1 on its financial statements.

         In November 2003, the Emerging Issues Task Force ("EITF") adopted Issue No. 03-1, The Meaning of Other-Than-temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 requires new disclosures about temporarily impaired investments that are accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and to investments by not-for-profit entities accounted for under SFAS No. 124, Accounting for Certain Investments Held by Not-for-Profit Organizations. EITF 03-1 requires companies to disclose information regarding investments with unrealized losses and their related fair values. Investments are segregated by the length of time in a continuous unrealized loss position. EITF 03-1 is effective for fiscal years ending December 15, 2003. The adoption of EITF 03-1 requires disclosures only and does not impact the Company's financial statements. The Company has included the applicable disclosures as a result of the adoption of this EITF (Note 3).

3.       INVESTMENTS

         INVESTMENT INCOME

         The components of investment income, by type of investment, for the years ended December 31, 2003, 2002 and 2001 were as follows:

(in thousands of dollars)                                              2003       2002        2001
-------------------------                                           ---------   --------   ---------
Bonds                                                               $ 279,960   $276,591   $ 262,851
Common and preferred stocks                                             4,139      5,591       6,142
Mortgage loans on real estate                                             601      1,863       3,241
Investment real estate                                                 12,996     13,475      14,531
Surplus notes and certificates of contribution
  of the P&C Group                                                     37,094     37,148      37,933
Policy loans                                                           18,533     17,897      17,029
Joint ventures                                                            340        953         745
Short-term investments                                                  1,030      2,162       3,171
Notes receivable                                                        2,861      1,125         758
Other                                                                     308        125         173
                                                                    ---------   --------   ---------
     Gross investment income                                          357,862    356,930     346,574
Less: Investment expenses                                              15,632     13,615      15,196
                                                                    ---------   --------   ---------
     Net investment income                                          $ 342,230   $343,315   $ 331,378
                                                                    =========   ========   =========

         The Company's investment expenses included approximately $490,000, $260,000 and $478,000, in 2003, 2002 and 2001, respectively, that were paid to its parent company, FGI.

         In April 2002, the Company's investment management was transferred to Deutsche Asset Management through the sale of Zurich Scudder Investments ("ZSI"), a subsidiary of Zurich Financial Services. Prior to this date, the Company's investment management was administered by ZSI. In 2003 and 2002, approximately $1,967,000 and $1,389,000, respectively, of the Company's investment expenses were paid to Deutsche Asset Management. In 2002 and 2001 approximately $458,000 and $1,806,000, respectively, of the Company's investment expenses were paid to ZSI.

         In 2003, the Company's investment expenses included approximately $149,000 that was paid to Zurich Investment Services ("ZIS"). These expenses were not paid in 2002 and 2001.

         In 2003, the Company's investment expenses included approximately $1,575,000 that was paid to Zurich Global Investment Advisors ("ZGIA"). These expenses were not paid in 2002 and 2001.

         REALIZED GAINS AND LOSSES

         Realized investment gains (losses) on sales of investments during the years ended December 31, 2003, 2002 and 2001 were as follows:

   (in thousands of dollars)             2003          2002          2001
Bonds                                 $   13,712    $  (22,568)   $   32,576
Redeemable preferred stocks                   23            98           (49)
Non-redeemable preferred stocks                -            56             -
Common stocks                              4,903         5,033         8,040
Investment real estate                        (1)          180         1,801
Notes receivables                          2,500             -             -
Joint ventures                               (30)            -          (358)
Other                                        (13)            -          (691)
                                      ----------    ----------    ----------
                                      $   21,094    $  (17,201)   $   41,319
                                      ==========    ==========    ==========

         IMPAIRMENT LOSSES

         Impairment losses for the years ended December 31, 2003, 2002 and 2001 were as follows:

                                    2003          2002          2001
Bonds                            $  (23,400)   $  (10,663)   $  (37,563)
Redeemable preferred stocks               -             -          (156)
Common stocks                        (7,104)      (43,330)      (42,952)
Investment real estate                 (775)            -             -
Notes receivable                          -             -          (844)
Joint ventures                            -          (345)       (1,249)
                                 ----------    ----------    ----------
                                 $  (31,279)   $  (54,338)   $  (82,764)
                                 ==========    ==========    ==========

         UNREALIZED GAINS AND LOSSES ON EQUITY SECURITIES AND JOINT VENTURES

         Gross unrealized gains (losses) pertaining to non-redeemable preferred stocks, common stocks, and joint ventures stated at fair value as of December 31, 2003 and 2002 are as follows:

        (in thousands of dollars)              GAINS         LOSSES          NET
2003
Equity securities available-for-sale
 Non-redeemable preferred stocks
  Public utilities                           $       41    $      (26)   $       15
  Industrial, miscellaneous and all other         2,300             -         2,300
 Common stocks
  Public utilities                                  601           (44)          557
  Banks, trusts and insurance companies           3,691          (199)        3,492
  Industrial, miscellaneous and all other        21,859        (1,679)       20,180
 Joint ventures                                      14          (616)         (602)
                                             ----------    ----------    ----------
                                             $   28,506    $   (2,564)       25,942
                                             ==========    ==========
Less: Deferred federal income taxes                                          (9,295)
                                                                         ----------
                                                                         $   16,647
                                                                         ==========
2002
Equity securities available-for-sale
 Non-redeemable preferred stocks
  Public utilities                           $        5    $      (36)   $      (31)
  Industrial, miscellaneous and all other             -          (112)         (112)
 Common stocks
  Public utilities                                  401          (350)           51
  Banks, trusts and insurance companies           1,100        (3,600)       (2,500)
  Industrial, miscellaneous and all other         6,409       (15,167)       (8,758)
 Joint ventures                                       8          (127)         (119)
                                             ----------    ----------    ----------
                                             $    7,923    $  (19,392)      (11,469)
                                             ==========    ==========
Less: Deferred federal income taxes                                           4,014
                                                                         ----------
                                                                         $   (7,455)
                                                                         ==========

         UNREALIZED GAINS AND LOSSES ON FIXED MATURITIES

         Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of fixed maturities as of December 31, 2003 and 2002 are as follows:

                                                             GROSS           GROSS         ESTIMATED
                                            AMORTIZED      UNREALIZED      UNREALIZED        FAIR
     (in thousands of dollars)                COST            GAINS          LOSSES          VALUE
2003
Fixed maturities available-for-sale
 U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies                 $    358,094   $     12,596    $     (2,078)   $    368,612
 Obligations of states and political
 subdivisions                                    92,406          7,889          (1,053)         99,242
 Corporate securities                         1,936,346         99,775          (7,996)      2,028,125
 Mortgage-backed securities                   2,528,505        104,343         (28,857)      2,603,991
                                           ------------   ------------    ------------    ------------
                                              4,915,351        224,603         (39,984)      5,099,970
Redeemable preferred stock                        5,163             72               -           5,235
                                           ------------   ------------    ------------    ------------
                                           $  4,920,514   $    224,675    $    (39,984)   $  5,105,205
                                           ============   ============    ============    ============

2002
Fixed maturities available-for-sale
 U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies                 $    352,774   $     21,354    $       (407)   $    373,721
 Obligations of states and political
 subdivisions                                   124,660         11,758               -         136,418
 Corporate securities                         1,561,283         98,015         (30,373)      1,628,925
 Mortgage-backed securities                   2,362,113        154,154          (5,947)      2,510,320
                                           ------------   ------------    ------------    ------------
                                              4,400,830        285,281         (36,727)      4,649,384
Redeemable preferred stock                        6,896             47            (757)          6,186
                                           ------------   ------------    ------------    ------------
                                           $  4,407,726   $    285,328    $    (37,484)   $  4,655,570
                                           ============   ============    ============    ============

         UNREALIZED LOSSES ON FIXED MATURITIES AND EQUITY SECURITIES

         Amortized cost and gross unrealized losses of fixed maturities and equity securities as of December 31, 2003 are as follows:

                                                 UNREALIZED LOSSES LESS       UNREALIZED LOSSES
                                                    THAN 12 MONTHS            12 MONTHS OR MORE

                                                   FAIR      UNREALIZED      FAIR       UNREALIZED
     (in thousands of dollars)                    VALUE        LOSSES        VALUE        LOSSES
Fixed maturities available-for-sale
 U.S. Treasury securities and
 obligations of U.S. government
 corp orations and agencies                     $  112,752   $   (2,078)   $        -   $        -
 Obligations of states and political
 subdivisions                                        7,644       (1,053)            -            -
 Corporate securities                              392,194       (6,568)        8,647       (1,428)
 Mortgage-backed securities                        585,918      (23,133)       43,642       (5,724)
                                                ----------   ----------    ----------   ----------
Total fixed maturities                          $1,098,508   $  (32,832)   $   52,289   $   (7,152)
                                                ==========   ==========    ==========   ==========

Equity securities available-for-sale
 Non-redeemable preferred stocks
  Public utilities                              $        -   $        -    $       39   $      (26)
 Common stocks
  Public utilities                                     522          (17)          244          (27)
  Banks, trusts and insurance companies                872          (23)        4,619         (176)
  Industrial, miscellaneous and all other            9,675         (609)       10,849       (1,070)
                                                ----------   ----------    ----------   ----------
Total equity securities                         $   11,069   $     (649)   $   15,751   $   (1,299)
                                                ==========   ==========    ==========   ==========

         There are 113 fixed maturities with a combined unrealized loss of approximately $39,984,000 as of December 31, 2003. The Company considers the decline in fair value associated with these securities to be temporary. All but one of the securities are rated investment grade. The security that is not investment grade has a stable ratings outlook. None of the securities have been below investment grade for more than 12 months. The average decline in price for these securities is approximately 11 percent.

         There are 63 equity securities with a combined unrealized loss of approximately $1,948,000 as of December 31, 2003. The decline in market value of the securities has not been greater than 20 percent. The price of the non-redeemable preferred stocks have improved or have not experienced significant deterioration. The Company considers the unrealized losses associated with these securities to be temporary.

         MATURITIES OF FIXED MATURITIES

         The amortized cost and estimated fair value of available-for-sale fixed maturity securities by contractual maturity at December 31, 2003 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties:

                                                                AMORTIZED      ESTIMATED
            (in thousands of dollars)                             COST        FAIR VALUE
Fixed maturities available-for-sale
Due in one year or less                                        $    50,029    $    51,158
Due after one year through five years                              472,589        500,890
Due after five years through ten years                           1,185,351      1,227,977
Due after ten years                                                678,877        715,954
                                                               -----------    -----------
                                                                 2,386,846      2,495,979
Mortgage-backed securities                                       2,528,505      2,603,991
Preferred stock with characteristics of debt securities              5,163          5,235
                                                               -----------    -----------
                                                               $ 4,920,514    $ 5,105,205
                                                               ===========    ===========

         Proceeds from sales and maturities of available-for-sale bonds and stocks and gross realized gains (losses) on such sales and impairments, which are included in gross losses, during the years ended December 31, 2003, 2002 and 2001 were as follows:

                                                 GROSS          GROSS
(in thousands of dollars)        PROCEEDS        GAINS         LOSSES
           2003                 $ 1,451,178   $    29,905   $   (41,771)
           2002                   1,233,256        48,432      (119,806)
           2001                   1,443,106        58,161       (98,265)

         The Company holds a $75,000,000 Mount Rosa/Mount Evans bond; at par, as issued by the Mount Rosa 1 LTD, an Isle of Man exempted company, and Mount Evans Funding LLC, a Delaware Limited Liability Company. Both Mount Rosa 1 LTD and Mount Evans Funding LLC are not affiliated companies; however, in this special purpose vehicle bond, Zurich Insurance Company, and affiliated company, provides the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provides the underlying guarantee of principal. The bond maturity date is December 27, 2031. The coupon rate for this bond is 7.24 percent and interest is paid semi-annually. On July 11, 2003, the Company acquired an additional $15,000,000 Mount Rosa/Mount Evans bond at par. The bond maturity date is July 17, 2033. The coupon rate for this bond is 6.15 percent and interest is paid semi-annually. The Company earned approximately $5,851,000, $5,430,000, and $60,000 of interest income in 2003, 2002, and 2001, respectively. The total market value of the bonds was approximately $92,858,000, $81,888,000, and $75,000,000 as of December 31, 2003, 2002, and 2001,
         respectively.

4.       JOINT VENTURES

         The Company's investments in companies that are accounted for on the equity method of accounting consist of the following: 16.78 percent interest in the Midwest Mezzanine Fund, Limited Partnership, a capital venture firm; and 50 percent interest in Northtowne Apartments, a rental property. The investments in these companies amounted to approximately $1,022,000 and $1,833,000 as of December 31, 2003 and 2002, respectively.

         The combined results of operations and financial position of the Company's equity basis investments in joint ventures are summarized below:

     (in thousands of dollars)               2003       2002        2001
Condensed income statement information
  Net income                               $    581   $  3,566    $ (3,353)
  Company's equity in net income
    of affiliates                               340        897        (270)
                                           --------   --------    --------
Condensed balance sheet information
  Total assets                                2,374      3,004       7,651
                                           ========   ========    ========
  Total liabilities                             276        186         370
  Equity                                      2,098      2,818       7,281
                                           --------   --------    --------
  Total liabilities and equity             $  2,374   $  3,004    $  7,651
                                           ========   ========    ========

5.       DISCLOSURE ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

         Statement of Financial Accounting Standards No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments and includes assets and liabilities recognized or not recognized in the balance sheets, for which it is practicable to estimate fair value. In instances where quoted market prices are not available, fair values are based upon estimates using discounted cash flow or other valuation techniques. Those techniques are significantly affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. SFAS No. 107 excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements, such as the amount for the value associated with customer or agent relationships, the expected interest margin to be earned on future investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

         CASH AND CASH EQUIVALENTS

         The carrying amounts of these items are reasonable estimates of their fair value.

         FIXED MATURITIES, REDEEMABLE AND NONREDEEMABLE PREFERRED STOCK, AND COMMON STOCK

         The estimated fair value of bonds, redeemable and non-redeemable preferred stock, and common stock are based upon quoted market prices, dealer quotes, and prices obtained from independent pricing services.

         MORTGAGE LOANS

         The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate that is applicable to the yield, credit quality, and average maturity of the composite portfolio.

         POLICY LOANS

         The carrying amounts of these items are a reasonable estimate of their fair market values because interest rates are generally based on current market rates.

         SURPLUS NOTES AND CERTIFICATES OF CONTRIBUTION OF THE P&C GROUP

         The carrying amounts of these items are a reasonable estimate of their fair market value.

         JOINT VENTURES

         The estimated fair value of the joint ventures is based on financial information received from partnership management.

         S&P 500 CALL OPTIONS

         The Black-Scholes option pricing formula is a reasonable valuation method in estimating the fair market value of the S&P 500 call options.

         NOTES RECEIVABLE

         The carrying amounts of these items are a reasonable estimate of their fair market value.

         FUTURE POLICY BENEFITS - DEFERRED ANNUITIES

         The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

         SEPARATE ACCOUNTS

         Amounts are carried at market value of the underlying funds for financial statement purposes.

The estimated fair values and carrying values of the Company's financial instruments at December 31, 2003 and 2002 were as follows:

                                                               2003                          2002
                                                    --------------------------    --------------------------
                                                     CARRYING       ESTIMATED       CARRYING      ESTIMATED
           (in thousands of dollars)                  VALUE         FAIR VALUE       VALUE       FAIR VALUE
ASSETS
Cash and cash equivalents                           $    25,903    $    25,903    $   188,610    $   188,610
Fixed maturities available-for-sale                   5,105,205      5,105,205      4,655,570      4,655,570
Non-redeemable preferred stock available-for-sale        12,661         12,661         10,203         10,203
Common stock available-for-sale                         161,838        161,838        154,163        154,163
Mortgage loans                                            8,430          9,375          8,219          9,929
Surplus notes and certificates of contribution
  of the P&C Group                                      490,500        490,500        490,500        490,500
Policy loans                                            249,710        249,710        241,591        241,591
Joint ventures                                            1,022          1,022          1,883          1,883
S&P call options                                          2,394          2,394          1,845          1,845
Notes receivable                                         22,000         22,000         22,435         22,435
Separate accounts                                       166,581        166,581         86,632         86,632
LIABILITIES
Future policy benefits - deferred annuities           1,753,823      1,696,514      1,640,657      1,586,531
Separate accounts                                       166,581        166,581         86,632         86,632

6.       VALUE OF BUSINESS ACQUIRED

         The changes in the VOBA at December 31 were as follows:

          (in thousands of dollars)                        2003          2002
Balances at beginning of year                           $  254,510    $  274,531
Amortization related to operations                         (34,798)      (31,965)
Interest accretion                                          16,991        18,016
Amortization related to net unrealized gains (losses)        2,590        (6,072)
                                                        ----------    ----------
Balances at end of year                                 $  239,293    $  254,510
                                                        ==========    ==========

         Based on current conditions and assumptions as to future events, the Company expects to amortize the December 31, 2003, balance as follows: approximately 7.0 percent in 2004, 2005 and 2006, and 8.0 percent in 2007 and 2008. The discount rate used to determine the amortization rate of the VOBA ranged from 3.5 percent to 9.0 percent.

7.       SECURITY LENDING ARRANGEMENT

         The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with cash collateral equal to at least 102 percent of the market value of the loaned securities.

         The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in highly liquid, fixed income investments with a maturity of less than 1 year. Income earned from the security lending arrangement is shared 25 percent and 75 percent between the agent and the Company, respectively. Income earned by the Company was approximately $275,000, $237,000, and $227,000, in 2003, 2002, and 2001, respectively. The
         Company's securities on loan at December 31, 2003 and 2002 consisted of U.S. Treasury fixed income securities and had an estimated fair value of approximately $39,515,000 and $176,720,000, respectively. The collateral as of December 31, 2003 and 2002 had an estimated fair value of approximately $40,578,000 and $180,893,000, respectively.

8.       FEDERAL INCOME TAXES

         The Company files a consolidated federal income tax return with FGI and its subsidiaries.

         The method of allocation between the Company and FGI is subject to a written agreement. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled quarterly based on estimated tax balances due within 45 days after the filing date of the consolidated federal income tax return. The Company's current income tax payable/receivable was approximately $17,872,000 payable and $25,117,000 receivable as of December 31, 2003 and 2002, respectively.

         The components of the provision for income taxes for the years ended December 31, 2003, 2002 and 2001 are as follows:

(in thousands of dollars)     2003          2002         2001
CURRENT
Federal                     $  89,730    $  26,431    $  73,093
State                             814          142          704
                            ---------    ---------    ---------
     Total current             90,544       26,573       73,797
                            ---------    ---------    ---------
DEFERRED
Federal                       (16,392)      31,737      (16,377)
State                            (514)        (410)        (638)
                            ---------    ---------    ---------
     Total deferred           (16,906)      31,327      (17,015)
                            ---------    ---------    ---------
     Total                  $  73,638    $  57,900    $  56,782
                            =========    =========    =========

         A reconciliation of the amounts computed by applying the statutory U.S. federal income tax rate of 35 percent in 2003, 2002 and 2001 to income before income taxes and the actual provision for the years ended December 31, 2003, 2002 and 2001 are as follows:

                                                     2003                        2002                        2001
                                           ------------------------    ------------------------    ------------------------
  (in thousands of dollars)                  AMOUNT       PERCENT        AMOUNT        PERCENT       AMOUNT        PERCENT
Expected tax expense                       $   73,435         35.00%   $   58,400         35.00%   $   60,528         35.00%
Tax-exempt investment income                     (552)        (0.30)%        (819)        (0.49)%      (1,248)        (0.72)%
State taxes                                       301          0.20%          (39)        (0.03)%          48          0.02%
Other, net                                        454          0.20%          358          0.22%       (2,546)        (1.47)%
                                           ----------         -----    ----------         -----    ----------         -----
Reported income tax expense                $   73,638         35.10%   $   57,900         34.70%   $   56,782         32.83%
                                           ==========         =====    ==========         =====    ==========         =====

         The temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2003 and 2002 relate to the following:

   (in thousands of dollars)                                               2003          2002
Future policy benefits                                                  $   92,147    $   86,209
Investments                                                                 60,450        58,877
Other                                                                       15,550             -
                                                                        ----------    ----------
  Subtotal deferred tax assets                                             168,147       145,086
                                                                        ----------    ----------

Deferred policy acquisition costs and value of life business acquired     (245,999)     (230,231)
Valuation of investments in securities                                     (73,773)      (82,782)
Depreciable assets                                                          (6,523)       (7,437)
Other                                                                            -        (5,475)
                                                                        ----------    ----------
  Subtotal deferred tax liabilities                                       (326,295)     (325,925)
                                                                        ----------    ----------
    Net deferred tax liabilities                                        $ (158,148)   $ (180,839)
                                                                        ==========    ==========

         Management believes that the deferred income tax assets listed are fully recoverable and, accordingly, no valuation allowance has been recorded. Management bases its assessment as to the realizability of the deferred income tax assets on available evidence including historical and projected operating results, estimated reversals of temporary differences and, where applicable, tax planning strategies. Estimates as to the realizability of deferred income tax assets are subject to change.

9.       COMMITMENTS AND CONTINGENCIES

         The Company is subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to defend vigorously its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company's financial position, results of operations or cash flows.

10.      REGULATORY MATTERS

         The Company is required to file financial statements with the Office of the Insurance Commissioner of the State of Washington ("OIC"). These financial statements are prepared in accordance with accounting practices prescribed or permitted by the OIC. "Prescribed" statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices may differ from state to state, may differ from company to company within a state and may change in the future. These statutory accounting practices differ from accounting principles generally accepted in the United States of America, which have been used to prepare the accompanying financial statements. The State of Washington requires insurance companies domiciled in the State of Washington to prepare statutory basis financial statements in accordance with the NAIC, Accounting Practices and Procedures.

         Statutory stockholders' equity was approximately $1,052,139,000 and $978,870,000 as of December 31, 2003 and 2002, respectively, and statutory net income was approximately $99,703,000, $64,635,000 and $34,402,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

         Statutory unassigned surplus of approximately $1,042,340,000 and $969,070,000 included in retained earnings at December 31, 2003 and 2002, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2003 and 2002 is designated as stockholder's surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

         The NAIC requires life insurance companies to calculate a risk-based capital ratio ("RBC"). This RBC is used for the regulation of life insurance companies and is used as a solvency benchmark by state insurance regulators. The formulas for determining the RBC specify various weighting factors that are applied to financial balances or various levels of activity based on degree of risk. The RBC ratio is determined by a ratio of the enterprise's regulatory total adjusted capital to its authorized control level RBC, as defined by the NAIC. If the RBC ratio is below specific trigger points, the Company may be required to take corrective action. The Company's ratios exceed regulatory requirements at December 31, 2003 and 2002. These ratios are not a required part of the financial statements, and therefore, were not subjected to the auditing procedures applied in the audit of the financial statements.

         The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the greater of (i) 10 percent of its statutory earned surplus or (ii) the statutory net income from the preceding calendar year. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined as an "extraordinary dividend" and requires advance approval from the OIC. The maximum dividend payout that could be made without prior approval is approximately $117,624,000 in 2004. Dividends are determined by the Board of Directors.

         The Company paid $120,000,000, $115,000,000 and $112,000,000 in dividends in 2003, 2002, and 2001, respectively.

         The Company is required to deposit securities with state regulatory authorities. The carrying value of these deposited securities were approximately $4,242,000 and $3,385,000 as of December 31, 2003 and 2002, respectively.

11.      REINSURANCE

         The Company has ceded business under both yearly renewable-term contracts and coinsurance contracts. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The policy benefit liabilities and unpaid claims amounts attributable to such business are stated as other receivables on the balance sheets, and totaled approximately $158,737,000 and $99,128,000 at December 31, 2003 and 2002, respectively.

         The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Life commissions are reported net of expense reimbursements related to reinsured business.

         The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for certain universal life policies and $1,500,000 per life for all traditional policies except certain term life products. The excess risk is reinsured with unaffiliated reinsurers.

         Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company utilizes several reinsurers to minimize concentration of credit risk, and evaluates the financial condition of its reinsurers and concentration of credit risk arising from similar characteristics of its reinsurers.

         Amounts included in the statements of income with respect to reinsurance assumed and ceded for the years ended December 31, 2003, 2002, and 2001 are as follows:

                                      REINSURANCE  REINSURANCE
(in thousands of dollars)    DIRECT     ASSUMED       CEDED         NET
-------------------------  ---------  -----------  -----------   ---------
2003
Premiums                   $ 284,882   $  16,915    $(122,777)   $ 179,020
Death and other benefits     225,242      15,887      (50,629)     190,500
Life commissions, net         21,166         709      (47,858)     (25,983)

2002
Premiums                     321,145      14,428      (83,348)     252,225
Death and other benefits     183,076      13,237      (20,583)     175,730
Life commissions, net         23,049         781      (32,313)      (8,483)

2001
Premiums                     324,735      11,321      (61,212)     274,844
Death and other benefits     168,191      10,536      (13,651)     165,076
Life commissions, net         24,120         514      (25,597)        (963)

12.      EMPLOYEES' RETIREMENT PLANS

         FGI sponsors a qualified, non-contributory defined benefit pension plan covering substantially all employees who have reached age 21 and rendered 1 year of service participation in the plan. The benefits are based on years of service and the employee's compensation during the last 5 years of employment. FGI's funding policy is to make sufficient contributions to the pension plan to fully provide for employees' benefits at the time of retirement.

         In addition, the Company provides postretirement benefits to retired employees through a plan also sponsored by FGI.

         The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contribution based on characteristics of the population of plan participants. For 2003, 2002 and 2001 respectively, pension costs (credits) of approximately $2,928,000, $1,103,000 and $132,000 were allocated to the Company.
         Pension plan liabilities are only recorded by FGI.

13.      EMPLOYEES' PROFIT SHARING PLANS

         FGI and its subsidiaries have 2 profit sharing plans providing for cash payments to all eligible employees. The 2 plans, Cash Profit Sharing Plan and Deferred Profit Sharing Plan, provide for a maximum aggregate expense of 15 percent of FGI and its subsidiaries' consolidated annual pretax earnings, as adjusted. The Deferred Profit Sharing Plan, limited to 10 percent of pretax earnings, as adjusted, or 15 percent of the salary or wage paid or accrued to the eligible employees, provides for an annual contribution by FGI and its subsidiaries to a trust for eventual payment to employees as provided in the plan. The Cash Profit Sharing Plan provides for annual cash distributions to eligible employees if certain criteria are met. The Cash Profit Sharing Plan is limited to 5 percent of pretax earnings, as adjusted, or 5 percent of eligible employees' salaries or wages paid or accrued.

         The Company's share of expense under these plans was approximately $5,800,000 in both 2003 and 2002 and approximately $5,067,000 in 2001.

14.      EQUITY-INDEXED ANNUITIES

         The Company sells an equity-indexed annuity product. At the end of its 7 year term, this product credits interest to the annuitant at a rate based on a specified portion of the change in the value of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), subject to a guaranteed annual minimum return.

         To hedge the interest liability generated on the annuities as the index rises, the Company purchases call options on the S&P 500 Index. The Company considers such call options to be held as an economic hedge. As of December 31, 2003 and 2002, the Company had call options with contract values of approximately $124,781,000 and $123,222,000, respectively, and carrying values of approximately $2,394,000 and $1,845,000, respectively.

         The cash requirement of the S&P 500 call options consist of the initial premium paid to purchase the call options. Should a liability exist to the annuitant at maturity of the annuity policy, the termination or maturity of the option contracts will generate positive cash flow to the Company. The appropriate amount of cash flow will then be remitted to the annuitant based on the respective participation rate. The S&P 500 call options are generally expected to be held for a 7 year term, but can be disposed of at any time.

         No S&P 500 call options were disposed of in the years ended December 31, 2003 and 2002. On December 27, 2001, the Company disposed of 1,598 and 1,319 S&P 500 call option contracts acquired in January and February 2001. The Company received approximately $518,000 in disposition proceeds, resulting in an approximately $682,000 realized loss on disposition. This disposal was necessary as the Company purchased a larger than necessary quantity of S&P 500 call options to hedge against the equity indexed annuity product liability.

         There are certain risks associated with the S&P 500 call options, primarily with respect to significant movements in the United States stock market and counterparty non-performance. The Company believes that the counterparties to its S&P 500 call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal.

15.      RELATED PARTIES

         The Company entered into a Modified Coinsurance Agreement (the "Agreement") on December 1, 2003 with an affiliate, KI. KI is an Illinois domiciled stock life insurance company, ultimately owned by Zurich Financial Services Group. Initially, The Company transferred to KI all existing Non-Qualified Individual Flexible Payment Deferred ("NQ-FPDA") and Non-Qualified Individual Single Premium Deferred ("NQ-SPDA") annuities, totaling 36 percent of the Company's annuity business in-force. In exchange, the Company received an initial commission of $36,500,000. No portion of the assets constituting the consideration are being transferred to KI. Subsequent new issues of NQ-FPDA and NQ-SPDA annuities will be transferred to KI. The Company has a management and service agreement with KI to provide services reasonably necessary pursuant to this Agreement. In 2003, the Company recorded a receivable of approximately $763,442,000 related to this transaction.

         The Company, as a result of the Agreement with KI, established an unearned revenue reserve with a balance of approximately $37,572,000 as of December 31, 2003. This balance consists of the deferral of the initial ceding commission and other front-end fees related to the ceded block of business. This amount is amortized in relation to the present value of expected gross profits on the ceded block of business. Such amortization is in direct proportion to the amortization of deferred policy acquisition costs for a given policy form and is recorded as other income in the statements of income.

         The Agreement with KI also resulted in the Company establishing an embedded derivative liability of approximately $3,627,000 as of December 31, 2003. The changes in fair value of this embedded derivative are recorded as other income/(loss) in the Company's statements of income.

         The Agreement with KI does not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for all annuities transferred, therefore, a credit exposure exists to the extent that KI does not meet its obligations under the Agreement. Failure of KI to honor its obligation could result in losses to the Company.

         Since the underlying contracts in the Agreement are fixed annuity contracts, and investment contracts do not indemnify the Company against insurance risk, the Agreement does not qualify as reinsurance under generally accepted accounting principles and is accounted for as a deposit.

         FGI has an agreement with the Company to provide sales, legal, marketing and investment services. Fees charged to the Company by FGI for these services were approximately $23,610,000, $21,909,000 and $21,233,000 for the years ended December 31, 2003, 2002 and 2001, respectively, and are accounted for as deferred policy acquisition costs except for advertising expenses, which are expensed as incurred, of approximately $2,070,000, $1,824,000 and $2,233,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

         On October 31, 2001, the company purchased $100,000,000 and $10,000,000, at par, corporate bonds from KI and Federal Kemper Life Assurance Company, which are subsidiaries of Zurich Financial Services Group. The maturity dates for both bonds are December 20, 2007. The coupon rates for these bonds are 6.62 percent and interest is paid semi-annually. The Company earned approximately $7,282,000 of interest income on these bonds in 2003 and 2002, and approximately $1,214,000 of interest income in 2001. The total market value of the bonds was approximately $113,157,000 and $121,365,000 as of December 31, 2003 and 2002, respectively.

         On September 30, 2003, the Company purchased a $6,400,000 mortgage loan from KI. The rate on the loan is 1.41 percent. On October 24, 2003, the Company received a partial principal payment of approximately $2,377,000.

16.      CERTIFICATES OF CONTRIBUTION AND SURPLUS NOTE OF THE P&C GROUP

         From time-to-time, the Company has purchased certificates of contribution or surplus notes of the P&C Group in order to supplement the policyholders' surplus of the P&C Group. Effective December 2001, the Company redeemed a $119,000,000 surplus note of the P&C Group and subsequently purchased $107,000,000 of certificates of contribution of the P&C Group. These transactions were settled in January 2002.

         Effective December 31, 2003, the terms of a $87,500,000 surplus note have been refinanced. The interest rate was reduced from 8.50 percent to 6.15 percent, and the maturity date was extended from February 2005 to December 2013. Interest will be paid semi-annually.

         Information regarding the surplus note and the certificates of contribution from the Exchanges as of December 31, 2003 and 2002 follows:

                                                                                  INTEREST
(in thousands of dollars)       2003       2002     MATURITY DATE     TERM          RATE
-------------------------     ---------  --------   --------------   -------      --------
Surplus note                  $  87,500  $ 87,500   December 2013    10 year       6.15%
Certificate of contribution     107,000   107,000   September 2006    5 year       6.00%
Certificate of contribution     296,000   296,000   March 2010       10 year       7.85%
                              ---------  --------
                              $ 490,500  $490,500
                              =========  ========

         Conditions governing repayment of the amounts are outlined in the certificates of contribution and the surplus note. Generally, repayment may be made only when the surplus balance of the issuer reaches a specified level and then only after approval is granted by the issuer's governing Board and the appropriate state insurance regulatory department.

         The Company owned the following affiliated promissory notes from FFS Holding, LLC, a subsidiary of the Exchanges, as of December 31, 2003 and 2002:

                                                                INTEREST
                    2003      2002     MATURITY DATE    TERM      RATE
                  --------  -------   ---------------  ------   --------
Promissory note   $  1,000  $ 1,000   January 2005     5 year     8.50%
Promissory note      1,000    1,000   March 2005       5 year     8.50%
Promissory note      1,000    1,000   July 2005        5 year     8.50%
Promissory note      1,000    1,000   October 2005     5 year     8.50%
Promissory note      3,000    3,000   January 2006     5 year     8.50%
Promissory note      5,000    5,000   August 2006      5 year     8.50%
Promissory note      4,000    4,000   September 2007   5 year     7.00%
Promissory note      6,000    6,000   December 2007    5 year     9.50%
                  --------  -------
                  $ 22,000  $22,000
                  ========  =======

         Interest received from the surplus note, certificates of contribution, and promissory notes totaled approximately $38,963,000, $38,273,000, and $38,691,000 for the years ended December 31, 2003, 2002, and 2001, respectively.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
FINANCIAL STATEMENTS
DECEMBER 31, 2003

                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
                   OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
               (A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)

                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

                                    CONTENTS

Report of Independent Auditors ......................................    1
Statement of Assets and Liabilities .................................    2
Statement of Operations .............................................    9
Statement of Changes in Net Assets ..................................   24
Notes to Financial Statements .......................................   39

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
Farmers New World Life Insurance Company and the
Contractholders of Farmers Variable Life Separate Account A

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the portfolios constituting the Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company (the "Separate Account") (comprised of the Social Small Cap Growth Portfolio of the Calvert Variable Series, Inc., the Developing Leaders and Quality Bond Portfolios of the Dreyfus Variable Investment Fund - Service Class Shares, the Socially Responsible Growth Fund Inc. - Service Class Shares of Dreyfus, the Growth, Index 500, and the Mid Cap Portfolios of the Fidelity Variable Insurance Products Funds VIP Service-Class Shares, the Small Cap, Global Asset Allocation, and the Developing Markets Securities Funds of the Franklin Templeton Variable Insurance Products Trust-Class 2 Shares, the Capital Growth, CORE Small Cap Equity, and the Mid Cap Value Funds of the Goldman Sachs Variable Insurance Trust, the Mid Cap Growth Portfolio - Service Shares, the Balanced Portfolio - Service Shares, and the Capital Appreciation Portfolio - Institutional Shares of the Janus Aspen Series, the Foreign Bond and the Low Duration Portfolios of the PIMCO Variable Insurance Trust - Administrative Class Shares, the Equity 500 Index Fund of the Scudder Investments VIT Funds, the Bond, Global Discovery, Growth and Income, International and the Money Market Portfolios of the Scudder Variable Series I-Class A Shares, the Government Securities, the High Income, the Small Cap Growth, and the Dreman High Return Equity Portfolios of the Scudder Variable Series II-Class A Shares, the Equity Income, the Growth and Income, the Growth, the International Growth, the Mid Cap Stock, the Small Cap Stock, the West Coast Equity, the Income, the Money Market, the Short Term Income, and the U.S. Government Securities Funds of the WM Variable Trust - Class 2 Shares, and the Balanced, the Conservative Balanced, the Conservative Growth, the Flexible Income and the Strategic Growth Portfolios of the WM Variable Trust Strategic Asset Management Portfolios-Class 2 Shares) at December 31, 2003, the results of each of their operations for each of the two years in the periods then ended, and the changes in each of their net assets for each of the two years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
March 16, 2004
Seattle, Washington

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                             CALVERT                               DREYFUS
                                             VARIABLE                             SOCIALLY
                                             SERIES,     DREYFUS VARIABLE        RESPONSIBLE             FIDELITY VARIABLE
                                               INC.       INVESTMENT FUND     GROWTH FUND, INC.     INSURANCE PRODUCTS FUNDS VIP
                                            ---------  ---------------------  -----------------  -----------------------------------
                                              SOCIAL                              SOCIALLY
                                            SMALL CAP  DEVELOPING   QUALITY      RESPONSIBLE
                                              GROWTH    LEADERS       BOND          GROWTH         GROWTH     INDEX 500    MID CAP
                                            PORTFOLIO   PORTFOLIO  PORTFOLIO         FUND         PORTFOLIO   PORTFOLIO   PORTFOLIO
                                            ---------  ----------  ---------  -----------------  -----------  ----------  ----------
ASSETS
 Investments, at fair value                 $  19,567  $  907,815  $ 399,078      $   21,376     $ 2,258,764   1,820,391  $  651,921
                                            ---------  ----------  ---------      ----------     -----------  ----------  ----------
  TOTAL ASSETS                                 19,567     907,815    399,078          21,376       2,258,764   1,820,391     651,921

LIABILITIES
 Payable to Farmers New World Life
  Insurance Company                                16         722        315              17           1,786       1,438         516
                                            ---------  ----------  ---------      ----------     -----------  ----------  ----------
  TOTAL LIABILITIES                                16         722        315              17           1,786       1,438         516

  NET ASSETS                                $  19,551  $  907,093  $ 398,763      $   21,359     $ 2,256,978   1,818,953  $  651,405
                                            =========  ==========  =========      ==========     ===========  ==========  ==========
Accumulation units outstanding                  1,705      89,794     35,224           2,883         280,113     201,988      51,265
                                            =========  ==========  =========      ==========     ===========  ==========  ==========
Shares owned in each portfolio                  1,286      24,456     34,763             902          73,052      14,464      27,051
                                            =========  ==========  =========      ==========     ===========  ==========  ==========
Market value per share                      $   15.21  $    37.12  $   11.48      $    23.69     $     30.92  $   125.86  $    24.10
                                            =========  ==========  =========      ==========     ===========  ==========  ==========
Cost of investments                         $  15,437  $  778,435  $ 402,994      $   18,506     $ 1,972,259   1,602,188  $  506,321
                                            =========  ==========  =========      ==========     ===========  ==========  ==========

Contracts with Total Expenses of 0.70% (1)
 Net assets                                 $       -  $        -  $       -      $        -     $         -  $        -  $        -
 Accumulation units outstanding                     -           -          -               -               -           -           -
 Unit value of accumulation units           $       -  $        -  $       -      $        -     $         -  $        -  $        -
Contracts with Total Expenses of 0.90% (2)
 Net assets                                 $  19,551  $  907,093  $ 398,763      $   21,359     $ 2,256,978   1,818,953  $  651,405
 Accumulation units outstanding                 1,705      89,794     35,224           2,883         280,113     201,988      51,265
 Unit value of accumulation units           $   11.46  $    10.10  $   11.32      $     7.41     $      8.06  $     9.01  $    12.71

(1) Offered in Life Accumulator product (Note 1)

(2) Offered in Variable Universal Life product (Note 1)

(3) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2003

                                               FRANKLIN TEMPLETON VARIABLE               GOLDMAN SACHS            JANUS ASPEN
                                                 INSURANCE PRODUCTS TRUST           VARIABLE INSURANCE TRUST        SERIES
                                            ---------------------------------  ---------------------------------  -----------
                                                                                                                    MID CAP
                                                         GLOBAL    DEVELOPING                CORE                   GROWTH
                                                         ASSET      MARKETS      CAPITAL   SMALL CAP   MID CAP     PORTFOLIO
                                            SMALL CAP  ALLOCATION  SECURITIES    GROWTH     EQUITY      VALUE      (SERVICE
                                              FUND        FUND        FUND        FUND       FUND       FUND        SHARES)
                                            ---------  ----------  ----------  ----------  ---------  ----------  -----------
ASSETS
 Investments, at fair value                 $ 548,875  $   35,001  $   39,248  $1,894,597  $  26,799  $1,641,782  $   561,539
                                            ---------  ----------  ----------  ----------  ---------  ----------  -----------
  TOTAL ASSETS                                548,875      35,001      39,248   1,894,597     26,799   1,641,782      561,539

LIABILITIES
 Payable to Farmers New World Life
  Insurance Company                               437          27          31       1,496         23       1,309          448
                                            ---------  ----------  ----------  ----------  ---------  ----------  -----------
  TOTAL LIABILITIES                               437          27          31       1,496         23       1,309          448

  NET ASSETS                                $ 548,438  $   34,974  $   39,217  $1,893,101  $  26,776  $1,640,473  $   561,091
                                            =========  ==========  ==========  ==========  =========  ==========  ===========
Accumulation units outstanding                 60,573       3,062       4,125     229,285      2,138     127,826       76,281
                                            =========  ==========  ==========  ==========  =========  ==========  ===========
Shares owned in each portfolio                 31,490       1,878       5,536     197,560      2,063     122,796       26,676
                                            =========  ==========  ==========  ==========  =========  ==========  ===========
Market value per share                      $   17.43  $    18.64  $     7.09  $     9.59  $   12.99  $    13.37  $     21.05
                                            =========  ==========  ==========  ==========  =========  ==========  ===========
Cost of investments                         $ 452,977  $   29,187  $   27,083  $1,709,423  $  20,197  $1,389,801  $   491,574
                                            =========  ==========  ==========  ==========  =========  ==========  ===========

Contracts with Total Expenses of 0.70% (1)
 Net assets                                 $       -  $        -  $        -  $        -  $       -  $        -  $         -
 Accumulation units outstanding                     -           -           -           -          -           -            -
 Unit value of accumulation units           $       -  $        -  $        -  $        -  $       -  $        -  $         -
Contracts with Total Expenses of 0.90% (2)
 Net assets                                 $ 548,438  $   34,974  $   39,217  $1,893,101  $  26,776  $1,640,473  $   561,091
 Accumulation units outstanding                60,573       3,062       4,125     229,285      2,138     127,826       76,281
 Unit value of accumulation units           $    9.05  $    11.42  $     9.51  $     8.26  $   12.53  $    12.83  $      7.36

(1) Offered in Life Accumulator product (Note 1)

(2) Offered in Variable Universal Life product (Note 1)

(3) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2003

                                                                                                SCUDDER
                                                JANUS ASPEN SERIES,       PIMCO VARIABLE      INVESTMENTS
                                                     CONTINUED            INSURANCE TRUST      VIT FUNDS   SCUDDER VARIABLE SERIES I
                                            -------------------------  --------------------  ------------- -------------------------
                                                          CAPITAL
                                            BALANCED   APPRECIATION
                                            PORTFOLIO    PORTFOLIO      FOREIGN      LOW                                  GLOBAL
                                            (SERVICE   (INSTITUTIONAL     BOND    DURATION    EQUITY 500      BOND       DISCOVERY
                                             SHARES)       SHARES)     PORTFOLIO  PORTFOLIO  INDEX FUND(3)  PORTFOLIO    PORTFOLIO
                                            ---------  --------------  ---------  ---------  ------------- ----------  -------------
ASSETS
 Investments, at fair value                 $ 151,064  $    4,114,391  $ 516,076  $ 752,446  $      68,934 $  487,178  $   1,009,582
                                            ---------  --------------  ---------  ---------  ------------- ----------  -------------
  TOTAL ASSETS                                151,064       4,114,391    516,076    752,446         68,934    487,178      1,009,582

LIABILITIES
 Payable to Farmers New World Life
  Insurance Company                               120           3,277        409        599             23        387            801
                                            ---------  --------------  ---------  ---------  ------------- ----------  -------------
  TOTAL LIABILITIES                               120           3,277        409        599             23        387            801

  NET ASSETS                                $ 150,944  $    4,111,114  $ 515,667  $ 751,847  $      68,911 $  486,791  $   1,008,781
                                            =========  ==============  =========  =========  ============= ==========  =============
Accumulation units outstanding                 14,943         772,729     42,088     61,962          5,667     38,667        101,619
                                            =========  ==============  =========  =========  ============= ==========  =============
Shares owned in each portfolio                  6,342         197,428     51,453     73,266          5,927     69,201         97,262
                                            =========  ==============  =========  =========  ============= ==========  =============
Market value per share                      $   23.82  $        20.84  $   10.03  $   10.27  $       11.63 $     7.04  $       10.38
                                            =========  ==============  =========  =========  ============= ==========  =============
Cost of investments                         $ 141,197  $    3,897,819  $ 512,005  $ 744,000  $      67,061 $  474,223  $     762,605
                                            =========  ==============  =========  =========  ============= ==========  =============

Contracts with Total Expenses of 0.70% (1)
 Net assets                                 $       -  $            -  $       -  $       -  $      68,911 $        -  $           -
 Accumulation units outstanding                     -               -          -          -          5,667          -              -
 Unit value of accumulation units           $       -  $            -  $       -  $       -  $       12.16 $        -  $           -
Contracts with Total Expenses of 0.90% (2)
 Net assets                                 $ 150,944  $    4,111,114  $ 515,667  $ 751,847  $           - $  486,791  $   1,008,781
 Accumulation units outstanding                14,943         772,729     42,088     61,962              -     38,667        101,619
 Unit value of accumulation units           $   10.10  $         5.32  $   12.25  $   12.13  $           - $    12.59  $        9.93

(1) Offered in Life Accumulator product (Note 1)

(2) Offered in Variable Universal Life product (Note 1)

(3) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2003

                                                       SCUDDER VARIABLE
                                                      SERIES I, CONTINUED                     SCUDDER VARIABLE SERIES II
                                            ------------------------------------  ----------------------------------------------
                                              GROWTH                                                                   DREMAN
                                               AND                       MONEY    GOVERNMENT  HIGH        SMALL CAP  HIGH RETURN
                                              INCOME    INTERNATIONAL    MARKET   SECURITIES  INCOME       GROWTH      EQUITY
                                             PORTFOLIO    PORTFOLIO    PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO    PORTFOLIO
                                            ----------  -------------  ---------  ----------  ---------  ----------  -----------
ASSETS
 Investments, at fair value                 $1,494,442  $   2,080,651  $ 105,098  $  804,770  $ 568,809  $  158,832  $ 5,182,512
                                            ----------  -------------  ---------  ----------  ---------  ----------  -----------
  TOTAL ASSETS                               1,494,442      2,080,651    105,098     804,770    568,809     158,832    5,182,512

LIABILITIES
 Payable to Farmers New World Life
  Insurance Company                              1,196          1,653         81         647        451         128        4,125
                                            ----------  -------------  ---------  ----------  ---------  ----------  -----------
  TOTAL LIABILITIES                              1,196          1,653         81         647        451         128        4,125

  NET ASSETS                                $1,493,246  $   2,078,998  $ 105,017  $  804,123  $ 568,358  $  158,704  $ 5,178,387
                                            ==========  =============  =========  ==========  =========  ==========  ===========
Accumulation units outstanding                 188,229        374,918      9,744      64,037     50,173      39,878      357,235
                                            ==========  =============  =========  ==========  =========  ==========  ===========
Shares owned in each portfolio                 175,817        251,895    105,098      64,125     67,474      14,006      459,442
                                            ==========  =============  =========  ==========  =========  ==========  ===========
Market value per share                      $     8.50  $        8.26  $    1.00  $    12.54  $    8.43  $    11.34  $     11.29
                                            ==========  =============  =========  ==========  =========  ==========  ===========
Cost of investments                         $1,453,370  $   1,834,070  $ 105,098  $  788,921  $ 513,463  $  147,462  $ 4,447,116
                                            ==========  =============  =========  ==========  =========  ==========  ===========

Contracts with Total Expenses of 0.70% (1)
 Net assets                                 $        -  $           -  $       -  $        -  $       -  $        -  $         -
 Accumulation units outstanding                      -              -          -           -          -           -            -
 Unit value of accumulation units           $        -  $           -  $       -  $        -  $       -  $        -  $         -
Contracts with Total Expenses of 0.90% (2)
 Net assets                                 $1,493,246  $   2,078,998  $ 105,017  $  804,123  $ 568,358  $  158,704  $ 5,178,387
 Accumulation units outstanding                188,229        374,918      9,744      64,037     50,173      39,878      357,235
 Unit value of accumulation units           $     7.93  $        5.55  $   10.78  $    12.56  $   11.33  $     3.98  $     14.50

(1) Offered in Life Accumulator product (Note 1)

(2) Offered in Variable Universal Life product (Note 1)

(3) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2003

                                                                     WM VARIABLE TRUST - EQUITY FUNDS
                                            ----------------------------------------------------------------------------
                                             EQUITY   GROWTH &            INTERNATIONAL  MID CAP   SMALL CAP  WEST COAST
                                             INCOME    INCOME    GROWTH      GROWTH       STOCK      STOCK      EQUITY
                                              FUND     FUND(3)   FUND(3)     FUND(3)       FUND      FUND       FUND(3)
                                            --------  --------  --------  -------------  --------  ---------  ----------
ASSETS
 Investments, at fair value                 $164,242  $  2,035  $  5,017  $         260  $561,887  $ 496,685  $   18,467
                                            --------  --------  --------  -------------  --------  ---------  ----------
  TOTAL ASSETS                               164,242     2,035     5,017            260   561,887    496,685      18,467

LIABILITIES
 Payable to Farmers New World Life
  Insurance Company                              126         1         3              -       444        397          10
                                            --------  --------  --------  -------------  --------  ---------  ----------
  TOTAL LIABILITIES                              126         1         3                      444        397          10

  NET ASSETS                                $164,116  $  2,034  $  5,014  $         260  $561,443  $ 496,288  $   18,457
                                            ========  ========  ========  =============  ========  =========  ==========
Accumulation units outstanding                14,231       168       413             19    47,368     57,856       1,340
                                            ========  ========  ========  =============  ========  =========  ==========
Shares owned in each portfolio                11,859       121       419             23    38,538     53,121       1,021
                                            ========  ========  ========  =============  ========  =========  ==========
Market value per share                      $  13.85  $  16.79  $  11.98  $       11.34  $  14.58  $    9.35  $    18.08
                                            ========  ========  ========  =============  ========  =========  ==========
Cost of investments                         $139,497  $  1,933  $  4,791  $         249  $472,961  $ 358,576  $   17,294
                                            ========  ========  ========  =============  ========  =========  ==========

Contracts with Total Expenses of 0.70% (1)
 Net assets                                 $ 16,614  $  2,034  $  5,014  $         260  $  8,332  $   5,348  $   18,457
 Accumulation units outstanding                1,334       168       413             19       661        331       1,340
 Unit value of accumulation units           $  12.46  $  12.13  $  12.16  $       13.51  $  12.60  $   16.16  $    13.77
Contracts with Total Expenses of 0.90% (2)
 Net assets                                 $147,502  $      -  $      -  $           -  $553,111  $ 490,940  $        -
 Accumulation units outstanding               12,897         -         -              -    46,707     57,525           -
 Unit value of accumulation units           $  11.44  $      -  $      -  $           -  $  11.84  $    8.53  $        -

(1) Offered in Life Accumulator product (Note 1)

(2) Offered in Variable Universal Life product (Note 1)

(3) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2003

                                                                WM VARIABLE TRUST - FIXED-INCOME FUNDS
                                                          ------------------------------------------------
                                                                     MONEY    SHORT TERM   U.S. GOVERNMENT
                                                          INCOME    MARKET      INCOME       SECURITIES
                                                          FUND(3)   FUND(3)     FUND(3)        FUND(3)
                                                          -------   -------   ----------   ---------------
ASSETS
 Investments, at fair value                               $    44   $     -   $    2,386   $           133
                                                          -------   -------   ----------   ---------------
  TOTAL ASSETS                                                 44         -        2,386               133

LIABILITIES
 Payable to Farmers New World Life Insurance Company            -         -            1                 -
                                                          -------   -------   ----------   ---------------
  TOTAL LIABILITIES                                             -         -            1

  NET ASSETS                                              $    44   $     -   $    2,385   $           133
                                                          =======   =======   ==========   ===============
Accumulation units outstanding                                  4         -          234                13
                                                          =======   =======   ==========   ===============
Shares owned in each portfolio                                  4         -          911                12
                                                          =======   =======   ==========   ===============
Market value per share                                    $ 11.12   $  1.00   $     2.62   $         10.70
                                                          =======   =======   ==========   ===============
Cost of investments                                       $    44   $     -   $    2,351   $           132
                                                          =======   =======   ==========   ===============

Contracts with Total Expenses of 0.70% (1)
 Net assets                                               $    44   $     -   $    2,385   $           133
 Accumulation units outstanding                                 4         -          234                13
 Unit value of accumulation units                         $ 10.40   $  9.97   $    10.19   $         10.03
Contracts with Total Expenses of 0.90% (2)
 Net assets                                               $     -   $     -   $        -   $             -
 Accumulation units outstanding                                 -         -            -                 -
 Unit value of accumulation units                         $     -   $     -   $        -   $             -

(1) Offered in Life Accumulator product (Note 1)

(2) Offered in Variable Universal Life product (Note 1)

(3) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
DECEMBER 31, 2003

                                             WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS
                                            ------------------------------------------------------------
                                                       CONSERVATIVE  CONSERVATIVE  FLEXIBLE   STRATEGIC
                                            BALANCED     BALANCED       GROWTH      INCOME      GROWTH
                                            PORTFOLIO    PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO
                                            ---------  ------------  ------------  ---------  ----------
ASSETS
 Investments, at fair value                 $ 576,580  $    128,205  $  1,025,988  $  34,524  $1,433,961
                                            ---------  ------------  ------------  ---------  ----------
  TOTAL ASSETS                                576,580       128,205     1,025,988     34,524  $1,433,961

LIABILITIES
 Payable to Farmers New World Life
  Insurance Company                               396            86           748         25       1,042
                                            ---------  ------------  ------------  ---------  ----------
  TOTAL LIABILITIES                               396            86           748         25       1,042

  NET ASSETS                                $ 576,184  $    128,119  $  1,025,240  $  34,499  $1,432,919
                                            =========  ============  ============  =========  ==========
Accumulation units outstanding                 47,417        10,976        81,225      3,035     110,736
                                            =========  ============  ============  =========  ==========
Shares owned in each portfolio                 38,906        11,540        67,278      2,529      87,330
                                            =========  ============  ============  =========  ==========
Market value per share                      $   14.82  $      11.11  $      15.25  $   13.65  $    16.42
                                            =========  ============  ============  =========  ==========
Cost of investments                         $ 525,524  $    118,019  $    923,157  $  32,638  $1,265,200
                                            =========  ============  ============  =========  ==========

Contracts with Total Expenses of 0.70% (1)
 Net assets                                 $  79,976  $     21,867  $     56,166  $   6,274  $   83,429
 Accumulation units outstanding                 6,805         1,952         4,570        579       6,550
 Unit value of accumulation units           $   11.75  $      11.20  $      12.29  $   10.85  $    12.74
Contracts with Total Expenses of 0.90% (2)
 Net assets                                 $ 496,208  $    106,252  $    969,074  $  28,225  $1,349,490
 Accumulation units outstanding                40,612         9,024        76,655      2,456     104,186
 Unit value of accumulation units           $   12.22  $      11.77  $      12.64  $   11.49  $    12.95

(1) Offered in Life Accumulator product (Note 1)

(2) Offered in Variable Universal Life product (Note 1)

(3) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS,
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                             CALVERT VARIABLE
                                                                SERIES, INC.        DREYFUS VARIABLE INVESTMENT FUND
                                                            ------------------  -----------------------------------------
                                                             SOCIAL SMALL CAP        DEVELOPING             QUALITY
                                                             GROWTH PORTFOLIO    LEADERS PORTFOLIO(2)   BOND PORTFOLIO
                                                            ------------------  ---------------------  ------------------
                                                              2003      2002      2003        2002       2003      2002
                                                            --------  --------  ---------  ----------  --------  --------
INVESTMENT INCOME:
  Dividends and capital gain distributions                  $    237  $    285  $       -  $       39  $ 20,043  $  6,607
                                                            --------  --------  ---------  ----------  --------  --------
   Total investment income                                       237       285          -          39    20,043     6,607
                                                            --------  --------  ---------  ----------  --------  --------
Expenses:
  Mortality and expense risk                                     116        48      5,617       2,292     2,704     1,196
                                                            --------  --------  ---------  ----------  --------  --------
   Total expenses                                                116        48      5,617       2,292     2,704     1,196
                                                            --------  --------  ---------  ----------  --------  --------
   Net investment income (loss)                                  121       237     (5,617)     (2,253)   17,339     5,411
                                                            --------  --------  ---------  ----------  --------  --------
Realized gains (losses) on investments:
  Proceeds from sales                                          2,108     2,767      8,405       2,112     8,340    16,320
  Cost of investments sold                                    (2,232)   (3,615)   (10,057)     (2,808)   (8,476)  (16,760)
                                                            --------  --------  ---------  ----------  --------  --------
   Net realized gain (loss) from investment transactions        (124)     (848)    (1,652)       (696)     (136)     (440)
                                                            --------  --------  ---------  ----------  --------  --------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                           (739)      361    (58,532)     (1,376)    3,159    (1,449)
  End of period                                                4,130      (739)   129,380     (58,532)   (3,916)    3,159
                                                            --------  --------  ---------  ----------  --------  --------
   Change in net unrealized appreciation (depreciation)
    of investments                                             4,869    (1,100)   187,912     (57,156)   (7,075)    4,608
                                                            --------  --------  ---------  ----------  --------  --------
   Net increase (decrease) in net assets from operations    $  4,866  $ (1,711) $ 180,643  $  (60,105) $ 10,128  $  9,579
                                                            ========  ========  =========  ==========  ========  ========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31,2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                   DREYFUS
                                                            SOCIALLY RESPONSIBLE
                                                               GROWTH FUND, INC.   FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP
                                                            --------------------   ----------------------------------------------
                                                            SOCIALLY RESPONSIBLE
                                                                 GROWTH FUND          GROWTH PORTFOLIO      INDEX 500 PORTFOLIO
                                                            --------------------   ---------------------   ---------------------
                                                              2003       2002        2003       2002         2003        2002
                                                            --------  ----------   ---------  ----------   ---------  ----------
Investment income:
  Dividends and capital gain distributions                  $      1  $        2   $   2,182  $      387   $  12,714  $    2,951
                                                            --------  ----------   ---------  ----------   ---------  ----------
    Total investment income                                        1           2       2,182         387      12,714       2,951
                                                            --------  ----------   ---------  ----------   ---------  ----------
Expenses:
  Mortality and expense risk                                     133          67      13,841       5,089      10,988       4,200
                                                            --------  ----------   ---------  ----------   ---------  ----------
    Total expenses                                               133          67      13,841       5,089      10,988       4,200
                                                            --------  ----------   ---------  ----------   ---------  ----------
    Net investment income (loss)                                (132)        (65)    (11,659)     (4,702)      1,726      (1,249)
                                                            --------  ----------   ---------  ----------   ---------  ----------
Realized gains (losses) on investments:
  Proceeds from sales                                          3,527       2,496      15,145       4,826      12,067       6,217
  Cost of investments sold                                    (4,511)     (3,060)    (20,905)     (7,383)    (15,155)     (8,371)
                                                            --------  ----------   ---------  ----------   ---------  ----------
    Net realized gain (loss) from investment transactions       (984)       (564)     (5,760)     (2,557)     (3,088)     (2,154)
                                                            --------  ----------   ---------  ----------   ---------  ----------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                         (1,721)        120    (181,048)      3,163    (106,651)      2,042
  End of period                                                2,870      (1,721)    286,505    (181,048)    218,203    (106,651)
                                                            --------  ----------   ---------  ----------   ---------  ----------
    Change in net unrealized appreciation (depreciation)
     of investments                                            4,591      (1,841)    467,553    (184,211)    324,854    (108,693)
                                                            --------  ----------   ---------  ----------   ---------  ----------
    Net increase (decrease) in net assets from operations   $  3,475  $   (2,470)  $ 450,134  $ (191,470)  $ 323,492  $ (112,096)
                                                            ========  ==========   =========  ==========   =========  ==========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                             FIDELITY VARIABLE
                                                             INSURANCE PRODUCTS             FRANKLIN TEMPLETON VARIABLE
                                                            FUNDS VIP, CONTINUED              INSURANCE PRODUCTS TRUST
                                                            --------------------   ---------------------------------------------
                                                                                                               GLOBAL ASSET
                                                             MID CAP PORTFOLIO         SMALL CAP FUND         ALLOCATION FUND
                                                            --------------------   ---------------------   ---------------------
                                                              2003       2002        2003        2002        2003       2002
                                                            ---------  ---------   ---------  ----------   ---------  ----------
Investment income:
  Dividends and capital gain distributions                  $   1,007  $     658   $       -  $      292   $     466  $       78
                                                            ---------  ---------   ---------  ----------   ---------  ----------
   Total investment income                                      1,007        658           -         292         466          78
                                                            ---------  ---------   ---------  ----------   ---------  ----------
Expenses:
  Mortality and expense risk                                    3,837      1,484       3,221       1,120         173          43
                                                            ---------  ---------   ---------  ----------   ---------  ----------
   Total expenses                                               3,837      1,484       3,221       1,120         173          43
                                                            ---------  ---------   ---------  ----------   ---------  ----------
   Net investment income (loss)                                (2,830)      (826)     (3,221)       (828)        293          35
                                                            ---------  ---------   ---------  ----------   ---------  ----------
Realized gains (losses) on investments:
  Proceeds from sales                                          13,690      1,547       8,674         887       3,304       1,812
  Cost of investments sold                                    (14,213)    (1,808)    (10,054)     (1,345)     (3,449)     (1,962)
                                                            ---------  ---------   ---------  ----------   ---------  ----------
   Net realized gain (loss) from investment transactions         (523)      (261)     (1,380)       (458)       (145)       (150)
                                                            ---------  ---------   ---------  ----------   ---------  ----------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                         (15,820)     2,969     (30,372)      3,869        (202)         29
  End of period                                               145,600    (15,820)     95,898     (30,372)      5,814        (202)
                                                            ---------  ---------   ---------  ----------   ---------  ----------
   Change in net unrealized appreciation (depreciation)
    of investments                                            161,420    (18,789)    126,270     (34,241)      6,016        (231)
                                                            ---------  ---------   ---------  ----------   ---------  ----------
  Net increase (decrease) in net assets from operations     $ 158,067  $ (19,876)  $ 121,669  $  (35,527)  $   6,164  $     (346)
                                                            =========  =========   =========  ==========   =========  ==========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                               FRANKLIN TEMPLETON
                                                               VARIABLE INSURANCE
                                                            PRODUCTS TRUST, CONTINUED  GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                                            -------------------------  -----------------------------------------
                                                                DEVELOPING MARKETS           CAPITAL             CORE SMALL
                                                                 SECURITIES FUND           GROWTH FUND         CAP EQUITY FUND
                                                            -------------------------  ---------------------  ------------------
                                                                2003         2002        2003        2002       2003      2002
                                                            -----------   -----------  ---------  ----------  --------  --------
Investment income:
  Dividends and capital gain distributions                  $       303   $       295  $   4,560  $    1,620  $    927  $     29
                                                            -----------   -----------  ---------  ----------  --------  --------
   Total investment income                                          303           295      4,560       1,620       927        29
                                                            -----------   -----------  ---------  ----------  --------  --------
Expenses:
  Mortality and expense risk                                        239           165     11,493       4,161       168        43
                                                            -----------   -----------  ---------  ----------  --------  --------
   Total expenses                                                   239           165     11,493       4,161       168        43
                                                            -----------   -----------  ---------  ----------  --------  --------
   Net investment income (loss)                                      64           130     (6,933)     (2,541)      759       (14)
                                                            -----------   -----------  ---------  ----------  --------  --------
Realized gains (losses) on investments:
  Proceeds from sales                                             3,454         7,541     13,513       5,731     6,099     1,772
  Cost of investments sold                                       (3,506)       (8,089)   (17,636)     (8,078)   (6,365)   (2,263)
                                                            -----------   -----------  ---------  ----------  --------  --------
   Net realized gain (loss) from investment transactions            (52)         (548)    (4,123)     (2,347)     (266)     (491)
                                                            -----------   -----------  ---------  ----------  --------  --------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                               (33)          131   (110,976)       (404)     (658)       49
  End of period                                                  12,165           (33)   185,174    (110,976)    6,602      (658)
                                                            -----------   -----------  ---------  ----------  --------  --------
   Change in net unrealized appreciation (depreciation)
    of investments                                               12,198          (164)   296,150    (110,572)    7,260      (707)
                                                            -----------   -----------  ---------  ----------  --------  --------
   Net increase (decrease) in net assets from operations    $    12,210   $      (582) $ 285,094  $ (115,460) $  7,753  $ (1,212)
                                                            ===========   ===========  =========  ==========  ========  ========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                              GOLDMAN SACHS VARIABLE
                                                            INSURANCE TRUST, CONTINUED            JANUS ASPEN SERIES
                                                            --------------------------  -----------------------------------------
                                                                                              MID CAP
                                                                                         GROWTH PORTFOLIO(3)   BALANCED PORTFOLIO
                                                                MID CAP VALUE FUND        (SERVICE SHARES)      (SERVICE SHARES)
                                                            --------------------------  ---------------------  ------------------
                                                               2003          2002         2003        2002       2003      2002
                                                            -----------   ------------  ---------  ----------  --------  --------
Investment income:
  Dividends and capital gain distributions                  $    29,338   $    10,542   $       -  $        -  $  2,181  $    944
                                                            -----------   ------------  ---------  ----------  --------  --------
   Total investment income                                       29,338        10,542           -           -     2,181       944
                                                            -----------   ------------  ---------  ----------  --------  --------
Expenses:
  Mortality and expense risk                                     10,232         4,610       3,717       1,964       894       325
                                                            -----------   ------------  ---------  ----------  --------  --------
   Total expenses                                                10,232         4,610       3,717       1,964       894       325
                                                            -----------   ------------  ---------  ----------  --------  --------
   Net investment income (loss)                                  19,106         5,932      (3,717)     (1,964)    1,287       619
                                                            -----------   ------------  ---------  ----------  --------  --------
Realized gains (losses) on investments:

  Proceeds from sales                                            18,952         5,104      12,242       4,852    11,086     5,434
  Cost of investments sold                                      (20,419)       (5,587)    (17,310)     (8,090)  (11,635)   (5,755)
                                                            -----------   ------------  ---------  ----------  --------  --------
   Net realized gain (loss) from investment transactions         (1,467)         (483)     (5,068)     (3,238)     (549)     (321)
                                                            -----------   ------------  ---------  ----------  --------  --------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                           (45,763)        1,644     (62,722)     (2,166)   (2,622)       53
  End of period                                                 251,981       (45,763)     69,965     (62,722)    9,867    (2,622)
                                                            -----------   ------------  ---------  ----------  --------  --------
   Change in net unrealized appreciation (depreciation)
    of investments                                              297,744       (47,407)    132,687     (60,556)   12,489    (2,675)
                                                            -----------   ------------  ---------  ----------  --------  --------
   Net increase (decrease) in net assets from operations    $   315,383   $   (41,958)  $ 123,902  $  (65,758) $ 13,227  $ (2,377)
                                                            ===========   ===========   =========  ==========  ========  ========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                   JANUS ASPEN
                                                                SERIES, CONTINUED            PIMCO VARIABLE INSURANCE TRUST
                                                            --------------------------  -----------------------------------------
                                                                     CAPITAL
                                                              APPRECIATION PORTFOLIO          FOREIGN                 LOW
                                                              (INSTITUTIONAL SHARES)       BOND PORTFOLIO      DURATION PORTFOLIO
                                                            --------------------------  ---------------------  ------------------
                                                                2003         2002         2003        2002       2003      2002
                                                            -----------   ------------  ---------  ----------  --------  --------
Investment income:
  Dividends and capital gain distributions                  $    15,701   $     11,840  $   9,942  $    6,416  $ 11,015  $ 11,890
                                                            -----------   ------------  ---------  ----------  --------  --------
   Total investment income                                       15,701         11,840      9,942       6,416    11,015    11,890
                                                            -----------   ------------  ---------  ----------  --------  --------
Expenses:
  Mortality and expense risk                                     27,673         16,226      3,406       1,394     5,291     2,546
                                                            -----------   ------------  ---------  ----------  --------  --------
   Total expenses                                                27,673         16,226      3,406       1,394     5,291     2,546
                                                            -----------   ------------  ---------  ----------  --------  --------
   Net investment income (loss)                                 (11,972)        (4,386)     6,536       5,022     5,724     9,344
                                                            -----------   ------------  ---------  ----------  --------  --------
Realized gains (losses) on investments:
  Proceeds from sales                                            36,513         35,296     10,582       7,281    29,377    16,427
  Cost of investments sold                                      (52,338)       (52,253)   (10,809)     (7,322)  (29,303)  (16,474)
                                                            -----------   ------------  ---------  ----------  --------  --------
   Net realized gain (loss) from investment transactions        (15,825)       (16,957)      (227)        (41)       74       (47)
                                                            -----------   ------------  ---------  ----------  --------  --------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                          (406,509)      (106,354)     7,365         219     7,300      (210)
  End of period                                                 216,572       (406,509)     4,071       7,365     8,446     7,300
                                                            -----------   ------------  ---------  ----------  --------  --------
   Change in net unrealized appreciation (depreciation)
    of investments                                              623,081       (300,155)    (3,294)      7,146     1,146     7,510
                                                            -----------   ------------  ---------  ----------  --------  --------
   Net increase (decrease) in net assets from operations    $   595,284   $   (321,498) $   3,015  $   12,127  $  6,944  $ 16,807
                                                            ===========   ============  =========  ==========  ========  ========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                               SCUDDER INVESTMENTS
                                                                    VIT FUNDS                   SCUDDER VARIABLE SERIES I
                                                            --------------------------  ------------------------------------------
                                                                    EQUITY 500                                        GLOBAL
                                                                   INDEX FUND(4)            BOND PORTFOLIO     DISCOVERY PORTFOLIO
                                                            --------------------------  ---------------------  -------------------
                                                               2003           2002        2003        2002       2003       2002
                                                            -----------   ------------  ---------  ----------  ---------  --------
Investment income:
  Dividends and capital gain distributions                  $         -   $          -  $  13,430  $    9,632  $     572  $      -
                                                            -----------   ------------  ---------  ----------  ---------  --------
   Total investment income                                            -              -     13,430       9,632        572         -
                                                            -----------   ------------  ---------  ----------  ---------  --------
Expenses:
  Mortality and expense risk                                         26              -      3,348       1,654      5,871     1,907
                                                            -----------   ------------  ---------  ----------  ---------  --------
   Total expenses                                                    26              -      3,348       1,654      5,871     1,907
                                                            -----------   ------------  ---------  ----------  ---------  --------
   Net investment income (loss)                                     (26)             -     10,082       7,978     (5,299)   (1,907)
                                                            -----------   ------------  ---------  ----------  ---------  --------
Realized gains (losses) on investments:
  Proceeds from sales                                               695              -     14,879      10,340      9,943     2,182
  Cost of investments sold                                         (699)             -    (15,095)    (10,645)   (11,410)   (3,033)
                                                            -----------   ------------  ---------  ----------  ---------  --------
   Net realized gain (loss) from investment transactions             (4)             -       (216)       (305)    (1,467)     (851)
                                                            -----------   ------------  ---------  ----------  ---------  --------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                                 -              -      7,876       2,248    (38,463)    1,304
  End of period                                                   1,873              -     12,955       7,876    246,977   (38,463)
                                                            -----------   ------------  ---------  ----------  ---------  --------
   Change in net unrealized appreciation (depreciation)
    of investments                                                1,873              -      5,079       5,628    285,440   (39,767)
                                                            -----------   ------------  ---------  ----------  ---------  --------
   Net increase (decrease) in net assets from operations    $     1,843   $          -  $  14,945  $   13,301  $ 278,674  $(42,525)
                                                            ===========   ============  =========  ==========  =========  ========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                              SCUDDER VARIABLE SERIES I, CONTINUED
                                                            ----------------------------------------------------------------------
                                                                   GROWTH AND              INTERNATIONAL              MONEY
                                                                INCOME PORTFOLIO             PORTFOLIO          MARKET PORTFOLIO
                                                            --------------------------  ---------------------  -------------------
                                                                2003          2002        2003        2002       2003       2002
                                                            -----------   ------------  ---------  ----------  ---------  --------
Investment income:
  Dividends and capital gain distributions                  $    11,876   $      7,669  $   9,998  $    4,724  $     600  $    358
                                                            -----------   ------------  ---------  ----------  ---------  --------
   Total investment income                                       11,876          7,669      9,998       4,724        600       358
                                                            -----------   ------------  ---------  ----------  ---------  --------
Expenses:
  Mortality and expense risk                                     10,617          7,649     12,857       6,041        692       220
                                                            -----------   ------------  ---------  ----------  ---------  --------
   Total expenses                                                10,617          7,649     12,857       6,041        692       220
                                                            -----------   ------------  ---------  ----------  ---------  --------
   Net investment income (loss)                                   1,259             20     (2,859)     (1,317)       (92)      138
                                                            -----------   ------------  ---------  ----------  ---------  --------
Realized gains (losses) on investments:
  Proceeds from sales                                            45,574         25,726     17,943       6,547      8,257    12,889
  Cost of investments sold                                      (62,002)       (37,025)   (31,685)    (13,139)    (8,257)  (12,889)
                                                            -----------   ------------  ---------  ----------  ---------  --------
   Net realized gain (loss) from investment transactions        (16,428)       (11,299)   (13,742)     (6,592)         -         -
                                                            -----------   ------------  ---------  ----------  ---------  --------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                          (257,504)       (36,391)  (174,201)    (43,234)         -         -
  End of period                                                  41,072       (257,504)   246,581    (174,201)         -         -
                                                            -----------   ------------  ---------  ----------  ---------  --------
   Change in net unrealized appreciation (depreciation)
    of investments                                              298,576       (221,113)   420,782    (130,967)         -         -
                                                            -----------   ------------  ---------  ----------  ---------  --------
   Net increase (decrease) in net assets from operations    $   283,407   $   (232,392) $ 404,181  $ (138,876) $     (92) $    138
                                                            ===========   ============  =========  ==========  =========  ========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                                  SCUDDER VARIABLE SERIES II
                                                            -----------------------------------------------------------------------
                                                                    GOVERNMENT              HIGH INCOME             SMALL CAP
                                                               SECURITIES PORTFOLIO          PORTFOLIO          GROWTH PORTFOLIO
                                                            --------------------------  ---------------------  --------------------
                                                                2003          2002        2003        2002       2003       2002
                                                            -----------   ------------  ---------  ----------  ---------  ---------
Investment income:
  Dividends and capital gain distributions                  $    27,580   $     10,652  $  26,198  $    8,755  $       -  $       -
                                                            -----------   ------------  ---------  ----------  ---------  ---------
   Total investment income                                       27,580         10,652     26,198       8,755          -          -
                                                            -----------   ------------  ---------  ----------  ---------  ---------
Expenses:
  Mortality and expense risk                                      6,142          3,428      3,507       1,254      1,130        770
                                                            -----------   ------------  ---------  ----------  ---------  ---------
   Total expenses                                                 6,142          3,428      3,507       1,254      1,130        770
                                                            -----------   ------------  ---------  ----------  ---------  ---------
   Net investment income (loss)                                  21,438          7,224     22,691       7,501     (1,130)      (770)
                                                            -----------   ------------  ---------  ----------  ---------  ---------
Realized gains (losses) on investments:
  Proceeds from sales                                            85,876         22,222      6,192       8,510     12,953      7,593
  Cost of investments sold                                      (88,767)       (22,252)    (6,606)     (9,890)   (20,265)   (16,179)
                                                            -----------   ------------  ---------  ----------  ---------  ---------
   Net realized gain (loss) from investment transactions         (2,891)           (30)      (414)     (1,380)    (7,312)    (8,586)
                                                            -----------   ------------  ---------  ----------  ---------  ---------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                            24,539          5,879     (4,708)        324    (31,819)    (5,218)
  End of period                                                  15,849         24,539     55,346      (4,708)    11,370    (31,819)
                                                            -----------   ------------  ---------  ----------  ---------  ---------
   Change in net unrealized appreciation (depreciation)
    of investments                                               (8,690)        18,660     60,054      (5,032)    43,189    (26,601)
                                                            -----------   ------------  ---------  ----------  ---------  ---------
   Net increase (decrease) in net assets from operations    $     9,857   $     25,854  $  82,331  $    1,089  $  34,747  $ (35,957)
                                                            ===========   ============  =========  ==========  =========  =========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                               SCUDDER VARIABLE
                                                              SERIES II, CONTINUED          WM VARIABLE TRUST - EQUITY FUNDS
                                                            ------------------------  ----------------------------------------------
                                                              DREMAN HIGH RETURN
                                                               EQUITY PORTFOLIO        EQUITY INCOME FUND    GROWTH & INCOME FUND(4)
                                                            ------------------------  ---------------------  -----------------------
                                                               2003          2002       2003        2002       2003        2002
                                                            -----------   ----------  ---------  ----------  ---------  ------------
Investment income:
  Dividends and capital gain distributions                  $    65,198   $   17,156  $   2,655  $      454  $       -  $          -
                                                            -----------   ----------  ---------  ----------  ---------  ------------
   Total investment income                                       65,198       17,156      2,655         454          -             -
                                                            -----------   ----------  ---------  ----------  ---------  ------------
Expenses:
  Mortality and expense risk                                     32,413       15,490        829         198          2             -
                                                            -----------   ----------  ---------  ----------  ---------  ------------
   Total expenses                                                32,413       15,490        829         198          2             -
                                                            -----------   ----------  ---------  ----------  ---------  ------------
   Net investment income (loss)                                  32,785        1,666      1,826         256         (2)            -
                                                            -----------   ----------  ---------  ----------  ---------  ------------
Realized gains (losses) on investments:
  Proceeds from sales                                            41,832       51,722      6,832       2,995        329             -
  Cost of investments sold                                      (49,649)     (67,431)    (7,512)     (3,373)      (328)            -
                                                            -----------   ----------  ---------  ----------  ---------  ------------
   Net realized gain (loss) from investment transactions         (7,817)     (15,709)      (680)       (378)         1             -
                                                            -----------   ----------  ---------  ----------  ---------  ------------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                          (333,396)      14,045     (2,414)        332          -             -
  End of period                                                 735,396     (333,396)    24,745      (2,414)       102             -
                                                            -----------   ----------  ---------  ----------  ---------  ------------
   Change in net unrealized appreciation (depreciation)
    of investments                                            1,068,792     (347,441)    27,159      (2,746)       102             -
                                                            -----------   ----------  ---------  ----------  ---------  ------------
   Net increase (decrease) in net assets from operations    $ 1,093,760   $ (361,484) $  28,305  $   (2,868) $     101  $          -
                                                            ===========   ==========  =========  ==========  =========  ============

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                         WM VARIABLE TRUST - EQUITY FUNDS, CONTINUED
                                                                  -----------------------------------------------------------
                                                                                      INTERNATIONAL
                                                                   GROWTH FUND(4)     GROWTH FUND(4)     MID CAP STOCK FUND
                                                                  ---------------    ---------------   ----------------------
                                                                    2003     2002     2003     2002      2003          2002
                                                                  -------   -----    -----    ------   ---------    ---------
Investment income:
  Dividends and capital gain distributions                        $     -   $   -    $   -    $    -   $     657    $   4,084
                                                                  -------   -----    -----    ------   ---------    ---------
    Total investment income                                             -       -        -         -         657        4,084
                                                                  -------   -----    -----    ------   ---------    ---------
Expenses:
  Mortality and expense risk                                            6       -        -         -       3,433        1,454
                                                                  -------   -----    -----    ------   ---------    ---------
    Total expenses                                                      6       -        -         -       3,433        1,454
                                                                  -------   -----    -----    ------   ---------    ---------
    Net investment income (loss)                                       (6)      -        -         -      (2,776)       2,630
                                                                  -------   -----    -----    ------   ---------    ---------
Realized gains (losses) on investments:
  Proceeds from sales                                                 282       -       21         -       6,523        3,610
  Cost of investments sold                                           (281)      -      (21)        -      (7,180)      (3,862)
                                                                  -------   -----    -----    ------   ---------    ---------
    Net realized gain (loss) from investment transactions               1       -        -         -        (657)        (252)
                                                                  -------   -----    -----    ------   ---------    ---------
Net unrealized appreciation (depreciation) of investments:                      -                  -
  Beginning of period                                                   -       -        -         -     (15,660)       4,427
  End of period                                                       226               11                88,926      (15,660)
                                                                  -------   -----    -----    ------   ---------    ---------
    Change in net unrealized appreciation (depreciation)
      of investments                                                  226       -       11         -     104,586      (20,087)
                                                                  -------   -----    -----    ------   ---------    ---------
    Net increase (decrease) in net assets from operations         $   221   $   -    $  11    $    -   $ 101,153    $ (17,709)
                                                                  =======   =====    =====    ======   =========    =========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                                                                 WM VARIABLE TRUST -
                                                                WM VARIABLE TRUST - EQUITY FUNDS, CONTINUED       FIXED-INCOME FUNDS
                                                             --------------------------------------------------  -------------------
                                                              SMALL CAP STOCK FUND    WEST COAST EQUITY FUND(4)     INCOME FUND(4)
                                                             ----------------------   -------------------------  -------------------
                                                               2003         2002         2003           2002       2003       2002
                                                             ---------    --------     -------       ---------    ------    --------
Investment income:
  Dividends and capital gain distributions                   $       -    $  9,485     $     -       $       -    $    -    $      -
                                                             ---------    --------     -------       ---------    ------    --------
    Total investment income                                          -       9,485           -               -         -           -
                                                             ---------    --------     -------       ---------    ------    --------
Expenses:
  Mortality and expense risk                                     2,977       1,099          22               -         -           -
                                                             ---------    --------     -------       ---------    ------    --------
    Total expenses                                               2,977       1,099          22               -         -           -
                                                             ---------    --------     -------       ---------    ------    --------
    Net investment income (loss)                                (2,977)      8,386         (22)              -         -           -
                                                             ---------    --------     -------       ---------    ------    --------
Realized gains (losses) on investments:
  Proceeds from sales                                           15,896       3,113         926               -        11           -
  Cost of investments sold                                     (25,916)     (6,297)       (922)                      (11)          -
                                                             ---------    --------     -------       ---------    ------    --------
    Net realized gain (loss) from investment transactions      (10,020)     (3,184)          4               -         -           -
                                                             ---------    --------     -------       ---------    ------    --------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                          (60,466)      5,436           -               -         -           -
  End of period                                                138,109     (60,466)      1,173               -         -           -
                                                             ---------    --------     -------       ---------    ------    --------
    Change in net unrealized appreciation (depreciation)
     of investments                                            198,575     (65,902)      1,173               -         -           -
                                                             ---------    --------     -------       ---------    ------    --------
    Net increase (decrease) in net assets from operations    $ 185,578    $(60,700)    $ 1,155       $       -    $    -    $      -
                                                             =========    ========     =======       =========    ======    ========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                       WM VARIABLE TRUST - FIXED-INCOME FUNDS, CONTINUED
                                                              ----------------------------------------------------------------------
                                                                                                                   U.S. GOVERNMENT
                                                              MONEY MARKET FUND(4)   SHORT TERM INCOME FUND(4)    SECURITIES FUND(4)
                                                              --------------------   -------------------------    ------------------
                                                                2003        2002       2003           2002          2003      2002
                                                              -------    ---------   ---------    ------------    --------   -------
Investment income:
  Dividends and capital gain distributions                    $     -    $       -   $       -    $          -    $      -   $     -
                                                              -------    ---------   ---------    ------------    --------   -------
    Total investment income                                         -            -           -               -           -         -
                                                              -------    ---------   ---------    ------------    --------   -------
Expenses:
  Mortality and expense risk                                        -            -           5               -           -         -
                                                              -------    ---------   ---------    ------------    --------   -------
    Total expenses                                                  -            -           5               -           -         -
                                                              -------    ---------   ---------    ------------    --------   -------
    Net investment income (loss)                                    -            -          (5)              -           -         -
                                                              -------    ---------   ---------    ------------    --------   -------
Realized gains (losses) on investments:
  Proceeds from sales                                               -            -         148               -          28         -
  Cost of investments sold                                          -            -        (148)              -         (28)        -
                                                              -------    ---------   ---------    ------------    --------   -------
    Net realized gain (loss) from investment transactions           -            -           -               -           -         -
                                                              -------    ---------   ---------    ------------    --------   -------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                               -            -           -               -           -         -
  End of period                                                     -            -          35               -           1         -
                                                              -------    ---------   ---------    ------------    --------   -------
    Change in net unrealized appreciation (depreciation)
      of investments                                                -            -          35               -           1         -
                                                              -------    ---------   ---------    ------------    --------   -------
    Net increase (decrease) in net assets from operations     $     -    $       -   $      30    $          -    $      1   $     -
                                                              =======    =========   =========    ============    ========   =======

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                     WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS
                                                               ---------------------------------------------------------------------
                                                                                            CONSERVATIVE            CONSERVATIVE
                                                                 BALANCED PORTFOLIO      BALANCED PORTFOLIO       GROWTH PORTFOLIO
                                                               ---------------------     -------------------    --------------------
                                                                 2003       2002 (1)       2003      2002 (1)     2003      2002 (1)
                                                               --------    ---------     --------    --------   --------    --------
Investment income:
  Dividends and capital gain distributions                     $  5,018    $       -     $  1,585    $     -    $  5,452    $     -
                                                               --------    ---------     --------    -------    --------    -------
    Total investment income                                       5,018            -        1,585          -       5,452          -
                                                               --------    ---------     --------    -------    --------    -------
Expenses:
  Mortality and expense risk                                      2,116          100          671          2       3,166         35
                                                               --------    ---------     --------    -------    --------    -------
    Total expenses                                                2,116          100          671          2       3,166         35
                                                               --------    ---------     --------    -------    --------    -------
    Net investment income (loss)                                  2,902         (100)         914         (2)      2,286        (35)
                                                               --------    ---------     --------    -------    --------    -------
Realized gains (losses) on investments:
  Proceeds from sales                                            27,759        2,498       19,609        540      25,194        650
  Cost of investments sold                                      (28,011)      (2,540)     (19,672)      (547)    (25,719)      (676)
                                                               --------    ---------     --------    -------    --------    -------
    Net realized gain (loss) from investment transactions          (252)         (42)         (63)        (7)       (525)       (26)
                                                               --------    ---------     --------    -------    --------    -------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                              (299)           -          (10)         -         (12)         -
  End of period                                                  51,056         (299)      10,186        (10)    102,831        (12)
                                                               --------    ---------     --------    -------    --------    -------
    Change in net unrealized appreciation (depreciation)
      of investments                                             51,355         (299)      10,196        (10)    102,843        (12)
                                                               --------    ---------     --------    -------    --------    -------
    Net increase (decrease) in net assets from operations      $ 54,005    $    (441)    $ 11,047    $   (19)   $104,604    $   (73)
                                                               ========    =========     ========    =======    ========    =======

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF OPERATIONS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                           WM VARIABLE TRUST - STRATEGIC
                                                                       ASSET MANAGEMENT PORTFOLIOS, CONTINUED
                                                                 -----------------------------------------------
                                                                       FLEXIBLE                STRATEGIC
                                                                   INCOME PORTFOLIO         GROWTH PORTFOLIO
                                                                 -------------------     -----------------------
                                                                   2003     2002 (1)       2003        2002 (1)
                                                                 -------    --------     ---------    ----------
Investment income:
  Dividends and capital gain distributions                       $   320    $     -      $  5,132     $       -
                                                                 -------    -------      --------     ---------
    Total investment income                                          320          -         5,132             -
                                                                 -------    -------      --------     ---------
Expenses:
  Mortality and expense risk                                         141         12         4,578            70
                                                                 -------    -------      --------     ---------
    Total expenses                                                   141         12         4,578            70
                                                                 -------    -------      --------     ---------
    Net investment income (loss)                                     179        (12)          554           (70)
                                                                 -------    -------      --------     ---------
Realized gains (losses) on investments:
  Proceeds from sales                                              6,747        307         9,862           837
  Cost of investments sold                                        (6,771)      (308)      (10,075)         (869)
                                                                 -------    -------      --------     ---------
    Net realized gain (loss) from investment transactions            (24)        (1)         (213)          (32)
                                                                 -------    -------      --------     ---------
Net unrealized appreciation (depreciation) of investments:
  Beginning of period                                                134          -           (40)            -
  End of period                                                    1,886        134       168,761           (40)
                                                                 -------    -------      --------     ---------
    Change in net unrealized appreciation (depreciation)
      of investments                                               1,752        134       168,801           (40)
                                                                 -------    -------      --------     ---------
    Net increase (decrease) in net assets from operations        $ 1,907    $   121      $169,142     $    (142)
                                                                 =======    =======      ========     =========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                           CALVERT VARIABLE
                                                             SERIES, INC.                 DREYFUS VARIABLE INVESTMENT FUND
                                                          --------------------     ------------------------------------------------
                                                            SOCIAL SMALL CAP            DEVELOPING                  QUALITY
                                                            GROWTH PORTFOLIO       LEADERS PORTFOLIO(2)         BOND PORTFOLIO
                                                          --------------------     ----------------------    ----------------------
                                                            2003         2002        2003          2002         2003        2002
                                                          ---------    -------     ---------    ---------    ---------    ---------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                          $     121    $     237   $  (5,617)   $  (2,253)   $  17,339    $   5,411
    Net realized gain (loss) from investment transactions      (124)        (848)     (1,652)        (696)        (136)        (440)
    Change in net unrealized appreciation (depreciation)
      of investments                                          4,869       (1,100)    187,912      (57,156)      (7,075)       4,608
                                                          ---------    ---------   ---------    ---------    ---------    ---------
    Net increase (decrease) in net assets resulting from
      operations                                              4,866       (1,711)    180,643      (60,105)      10,128        9,579
                                                          ---------    ---------   ---------    ---------    ---------    ---------
  From contract transactions:
    Payments received from contract owners                   12,173        7,924     550,141      378,258      270,770      172,864
    Transfers for contract benefits and terminations           (134)          93     (33,256)      (7,852)     (16,202)     (10,084)
    Contract maintenance charges                             (4,690)      (2,805)   (220,979)    (137,967)    (106,355)     (67,323)
    Transfers between subaccounts (including fixed
      account), net                                            (507)       1,193      33,894      101,798       35,769       28,965
                                                          ---------    ---------   ---------    ---------    ---------    ---------

    Net increase (decrease) in net assets from contract
      transactions                                            6,842        6,405     329,800      334,237      183,982      124,422
                                                          ---------    ---------   ---------    ---------    ---------    ---------
    Total increase (decrease) in net assets                  11,708        4,694     510,443      274,132      194,110      134,001

Net assets at beginning of period                             7,843        3,149     396,650      122,518      204,653       70,652
                                                          ---------    ---------   ---------    ---------    ---------    ---------
Net assets at end of period                               $  19,551    $   7,843   $ 907,093    $ 396,650    $ 398,763    $ 204,653
                                                          =========    =========   =========    =========    =========    =========
Analysis of increase (decrease) in units outstanding:

    Units sold                                                  971          975      39,509       38,721       17,128       13,398
    Units redeemed                                             (212)        (321)       (830)        (232)        (677)      (1,528)
                                                          ---------    ---------   ---------    ---------    ---------    ---------
      Increase (decrease) in units outstanding                  759          654      38,679       38,489       16,451       11,870

Beginning units                                                 946          292      51,115       12,626       18,773        6,903
                                                          ---------    ---------   ---------    ---------    ---------    ---------
Ending units                                                  1,705          946      89,794       51,115       35,224       18,773
                                                          =========    =========   =========    =========    =========    =========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                DREYFUS
                                                         SOCIALLY RESPONSIBLE
                                                            GROWTH FUND, INC.      FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP
                                                      ------------------------  ---------------------------------------------------
                                                        SOCIALLY RESPONSIBLE
                                                             GROWTH FUND            GROWTH PORTFOLIO         INDEX 500 PORTFOLIO
                                                      ------------------------  ------------------------  -------------------------
                                                         2003         2002          2003         2002         2003         2002
                                                      -----------  -----------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                      $      (132) $       (65) $   (11,659) $    (4,702) $     1,726  $    (1,249)
    Net realized gain (loss) from investment
      transactions                                           (984)        (564)      (5,760)      (2,557)      (3,088)      (2,154)
    Change in net unrealized appreciation
      (depreciation) of investments                         4,591       (1,841)     467,553     (184,211)     324,854     (108,693)
                                                      -----------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in net assets resulting
      from operations                                       3,475       (2,470)     450,134     (191,470)     323,492     (112,096)
                                                      -----------  -----------  -----------  -----------  -----------  -----------
  From contract transactions:
    Payments received from contract owners                 10,813        6,996    1,431,715      912,348    1,123,311      721,568
    Transfers for contract benefits and terminations         (714)        (214)     (82,905)     (20,150)     (60,985)     (16,621)
    Contract maintenance charges                           (4,140)      (2,511)    (566,661)    (326,748)    (444,052)    (261,468)
    Transfers between subaccounts (including fixed
      account), net                                         1,468        4,171       96,212      294,479      117,337      218,243
                                                      -----------  -----------  -----------  -----------  -----------  -----------
    Net increase (decrease) in net assets from
      contract transactions                                 7,427        8,442      878,361      859,929      735,611      661,722
                                                      -----------  -----------  -----------  -----------  -----------  -----------
    Total increase (decrease) in net assets                10,902        5,972    1,328,495      668,459    1,059,103      549,626

Net assets at beginning of period                          10,457        4,485      928,483      260,024      759,850      210,224
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Net assets at end of period                           $    21,359  $    10,457  $ 2,256,978  $   928,483  $ 1,818,953  $   759,850
                                                      ===========  ===========  ===========  ===========  ===========  ===========
Analysis of increase (decrease) in units outstanding:
  Units sold                                                1,680        1,574      130,190      122,931       95,962       85,175
  Units redeemed                                             (556)        (345)      (1,723)        (664)      (1,243)        (753)
                                                      -----------  -----------  -----------  -----------  -----------  -----------

    Increase (decrease) in units outstanding                1,124        1,229      128,467      122,267       94,719       84,422
Beginning units                                             1,759          530      151,646       29,379      107,269       22,847
                                                      -----------  -----------  -----------  -----------  -----------  -----------
Ending units                                                2,883        1,759      280,113      151,646      201,988      107,269
                                                      ===========  ===========  ===========  ===========  ===========  ===========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                         FIDELITY VARIABLE
                                                         INSURANCE PRODUCTS                  FRANKLIN TEMPLETON VARIABLE
                                                        FUNDS VIP, CONTINUED                   INSURANCE PRODUCTS TRUST
                                                        ----------------------    ------------------------------------------------
                                                                                                                GLOBAL ASSET
                                                           MID CAP PORTFOLIO          SMALL CAP FUND            ALLOCATION FUND
                                                        ----------------------    ----------------------    ----------------------
                                                          2003          2002         2003         2002         2003         2002
                                                        ---------    ---------    ---------    ---------    ---------    ---------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                        $  (2,830)   $    (826)   $  (3,221)   $    (828)   $     293    $      35
    Net realized gain (loss) from investment
      transactions                                           (523)        (261)      (1,380)        (458)        (145)        (150)
    Change in net unrealized appreciation
      (depreciation) of investments                       161,420      (18,789)     126,270      (34,241)       6,016         (231)
                                                        ---------    ---------    ---------    ---------    ---------    ---------
    Net increase (decrease) in net assets
      resulting from operations                           158,067      (19,876)     121,669      (35,527)       6,164         (346)
                                                        ---------    ---------    ---------    ---------    ---------    ---------
  From contract transactions:
    Payments received from contract owners                366,204      234,956      344,116      196,622       19,347        8,624
    Transfers for contract benefits and
      terminations                                        (19,536)      (4,337)     (19,608)      (3,762)      (1,516)        (117)
    Contract maintenance charges                         (142,457)     (82,946)    (137,134)     (70,670)      (6,264)      (3,338)
    Transfers between subaccounts (including
      fixed account), net                                  19,059       76,641       32,900       58,010        8,220        2,765
                                                        ---------    ---------    ---------    ---------    ---------    ---------
    Net increase (decrease) in net assets
      from contract transactions                          223,270      224,314      220,274      180,200       19,787        7,934
                                                        ---------    ---------    ---------    ---------    ---------    ---------
    Total increase (decrease) in net assets               381,337      204,438      341,943      144,673       25,951        7,588
Net assets at beginning of period                         270,068       65,630      206,495       61,822        9,023        1,435
                                                        ---------    ---------    ---------    ---------    ---------    ---------
Net assets at end of period                             $ 651,405    $ 270,068    $ 548,438    $ 206,495    $  34,974    $   9,023
                                                        =========    =========    =========    =========    =========    =========
Analysis of increase (decrease) in units outstanding:
  Units sold                                               23,260       23,007       30,505       24,583        2,370        1,079
  Units redeemed                                           (1,174)        (160)        (954)        (125)        (341)        (202)
                                                        ---------    ---------    ---------    ---------    ---------    ---------
    Increase (decrease) in units outstanding               22,086       22,847       29,551       24,458        2,029          877
Beginning units                                            29,179        6,332       31,022        6,564        1,033          156
                                                        ---------    ---------    ---------    ---------    ---------    ---------

Ending units                                               51,265       29,179       60,573       31,022        3,062        1,033
                                                        =========    =========    =========    =========    =========    =========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                  FRANKLIN TEMPLETON
                                                  VARIABLE INSURANCE
                                              PRODUCTS TRUST, CONTINUED             GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                              -------------------------    --------------------------------------------------------
                                                  DEVELOPING MARKETS                CAPITAL                     CORE SMALL
                                                   SECURITIES FUND                GROWTH FUND                 CAP EQUITY FUND
                                              --------------------------   --------------------------    --------------------------
                                                  2003          2002          2003           2002           2003           2002
                                              -----------    -----------   -----------    -----------    -----------    -----------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)              $        64    $       130   $    (6,933)   $    (2,541)   $       759    $       (14)
    Net realized gain (loss) from investment
      transactions                                    (52)          (548)       (4,123)        (2,347)          (266)          (491)
    Change in net unrealized appreciation
      (depreciation) of investments                12,198           (164)      296,150       (110,572)         7,260           (707)
                                              -----------    -----------   -----------    -----------    -----------    -----------
    Net increase (decrease) in net assets
      resulting from operations                    12,210           (582)      285,094       (115,460)         7,753         (1,212)
                                              -----------    -----------   -----------    -----------    -----------    -----------
  From contract transactions:
    Payments received from contract owners         16,156         16,939     1,237,290        744,559         18,802         10,570
    Transfers for contract benefits and
      terminations                                 (1,089)        (4,398)      (68,856)       (16,001)           (75)            62
    Contract maintenance charges                   (7,579)        (6,234)     (487,687)      (269,635)        (6,717)        (3,102)
    Transfers between subaccounts (including
      fixed account), net                             194            742       141,640        244,752         (2,854)         2,884
                                              -----------    -----------   -----------    -----------    -----------    -----------
    Net increase (decrease) in net assets
      from contract transactions                    7,682          7,049       822,387        703,675          9,156         10,414
                                              -----------    -----------   -----------    -----------    -----------    -----------
    Total increase (decrease) in net assets        19,892          6,467     1,107,481        588,215         16,909          9,202
Net assets at beginning of period                  19,325         12,858       785,620        197,405          9,867            665
                                              -----------    -----------   -----------    -----------    -----------    -----------
Net assets at end of period                   $    39,217    $    19,325   $ 1,893,101    $   785,620    $    26,776    $     9,867
                                              ===========    ===========   ===========    ===========    ===========    ===========
Analysis of increase (decrease) in units
  outstanding:
  Units sold                                        1,497          2,201       114,269         95,439          1,531          1,276
  Units redeemed                                     (454)        (1,148)       (1,672)          (739)          (533)          (201)
                                              -----------    -----------   -----------    -----------    -----------    -----------
    Increase (decrease) in units outstanding        1,043          1,053       112,597         94,700            998          1,075
Beginning units                                     3,082          2,029       116,688         21,988          1,140             65
                                              -----------    -----------   -----------    -----------    -----------    -----------
Ending units                                        4,125          3,082       229,285        116,688          2,138          1,140
                                              ===========    ===========   ===========    ===========    ===========    ===========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                GOLDMAN SACHS VARIABLE
                                              INSURANCE TRUST, CONTINUED                        JANUS ASPEN SERIES
                                              --------------------------   --------------------------------------------------------
                                                                                    MID CAP
                                                                               GROWTH PORTFOLIO(3)           BALANCED PORTFOLIO
                                                  MID CAP VALUE FUND            (SERVICE SHARES)              (SERVICE SHARES)
                                              --------------------------   --------------------------    --------------------------
                                                  2003          2002          2003           2002           2003           2002
                                              -----------    -----------   -----------    -----------    -----------    -----------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)              $    19,106    $     5,932   $    (3,717)   $    (1,964)   $     1,287    $       619
    Net realized gain (loss) from investment
      transactions                                 (1,467)          (483)       (5,068)        (3,238)          (549)          (321)
    Change in net unrealized appreciation
      (depreciation) of investments               297,744        (47,407)      132,687        (60,556)        12,489         (2,675)
                                              -----------    -----------   -----------    -----------    -----------    -----------
    Net increase (decrease) in net assets
      resulting from operations                   315,383        (41,958)      123,902        (65,758)        13,227         (2,377)
                                              -----------    -----------   -----------    -----------    -----------    -----------
  From contract transactions:
    Payments received from contract owners        949,802        691,327       295,207        311,907         95,133         50,924
    Transfers for contract benefits and
      terminations                                (62,191)       (16,053)      (23,250)        (7,272)        (1,055)        (2,361)
    Contract maintenance charges                 (384,757)      (266,681)     (118,837)      (112,219)       (30,794)       (17,479)
    Transfers between subaccounts (including
      fixed account), net                          48,184        163,795        (5,295)        27,000         12,550         19,221
                                              -----------    -----------   -----------    -----------    -----------    -----------
    Net increase (decrease) in net assets
      from contract transactions                  551,038        572,388       147,825        219,416         75,834         50,305
                                              -----------    -----------   -----------    -----------    -----------    -----------
    Total increase (decrease) in net assets       866,421        530,430       271,727        153,658         89,061         47,928
Net assets at beginning of period                 774,052        243,622       289,364        135,706         61,883         13,955
                                              -----------    -----------   -----------    -----------    -----------    -----------
Net assets at end of period                   $ 1,640,473    $   774,052   $   561,091    $   289,364    $   150,944    $    61,883
                                              ===========    ===========   ===========    ===========    ===========    ===========
Analysis of increase (decrease) in units
  outstanding:
  Units sold                                       52,563         54,319        25,267         35,660          9,178          6,043
  Units redeemed                                   (1,484)          (388)       (1,528)          (672)        (1,140)          (578)
                                              -----------    -----------   -----------    -----------    -----------    -----------
    Increase (decrease) in units outstanding       51,079         53,931        23,739         34,988          8,038          5,465
Beginning units                                    76,747         22,816        52,542         17,554          6,905          1,440
                                              -----------    -----------   -----------    -----------    -----------    -----------
Ending units                                      127,826         76,747        76,281         52,542         14,943          6,905
                                              ===========    ===========   ===========    ===========    ===========    ===========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                JANUS ASPEN SERIES,
                                                                      CONTINUED                  PIMCO VARIABLE INSURANCE TRUST
                                                              ------------------------     ----------------------------------------
                                                                       CAPITAL
                                                                APPRECIATION PORTFOLIO           FOREIGN                LOW
                                                                (INSTITUTIONAL SHARES)        BOND PORTFOLIO     DURATION PORTFOLIO
                                                              -------------------------    --------------------  ------------------
                                                                   2003         2002          2003       2002      2003       2002
                                                              ------------  -----------    ---------   --------  --------   -------
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                              $    (11,972) $    (4,386)   $   6,536   $  5,022  $  5,724  $  9,344
    Net realized gain (loss) from investment transactions          (15,825)     (16,957)        (227)       (41)       74       (47)
    Change in net unrealized appreciation (depreciation) of
       investments                                                 623,081     (300,155)      (3,294)     7,146     1,146     7,510
                                                              ------------  -----------    ---------   --------  --------  --------
    Net increase (decrease) in net assets resulting from
      operations                                                   595,284     (321,498)       3,015     12,127     6,944    16,807
                                                              ------------  -----------    ---------   --------  --------  --------
  From contract transactions:
    Payments received from contract owners                       2,225,925    1,967,772      360,033    204,535   501,173   317,705
    Transfers for contract benefits and terminations              (172,292)     (80,098)     (20,430)    (7,937)  (34,018)  (15,596)
    Contract maintenance charges                                  (923,177)    (778,982)    (138,832)   (78,058) (199,119) (130,608)
    Transfers between subaccounts (including fixed
       account), net                                               114,050      172,929       60,101     53,525    62,872    65,392
                                                              ------------  -----------    ---------   --------  --------  --------
    Net increase (decrease) in net assets from contract
       transactions                                              1,244,506    1,281,621      260,872    172,065   330,908   236,893
                                                              ------------  -----------    ---------   --------  --------  --------
    Total increase (decrease) in net assets                      1,839,790      960,123      263,887    184,192   337,852   253,700
Net assets at beginning of period                                2,271,324    1,311,201      251,780     67,588   413,995   160,295
                                                              ------------  -----------    ---------   --------  --------  --------
Net assets at end of period                                   $  4,111,114  $ 2,271,324    $ 515,667   $251,780  $751,847  $413,995
                                                              ============  ===========    =========   ========  ========  ========
Analysis of increase (decrease) in units outstanding:
  Units sold                                                       268,662      269,661       22,099     15,445    29,693    21,757
  Units redeemed                                                    (5,937)      (5,719)        (837)      (613)   (2,336)   (1,368)
                                                              ------------  -----------    ---------   --------  --------  --------
    Increase (decrease) in units outstanding                       262,725      263,942       21,262     14,832    27,357    20,389
Beginning units                                                    510,004      246,062       20,826      5,994    34,605    14,216
                                                              ------------  -----------    ---------   --------  --------  --------
Ending units                                                       772,729      510,004       42,088     20,826    61,962    34,605
                                                              ============  ===========    =========   ========  ========  ========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                              SCUDDER INVESTMENTS
                                                                   VIT FUNDS                  SCUDDER VARIABLE SERIES I
                                                            ----------------------   ---------------------------------------------
                                                                EQUITY 500                                          GLOBAL
                                                                INDEX FUND(4)           BOND PORTFOLIO        DISCOVERY PORTFOLIO
                                                            ----------------------   --------------------  -----------------------
                                                                2003         2002       2003       2002         2003        2002
                                                            ----------     -------   --------   ---------  ----------   ----------
Increase (decrease) in net assets:
  From operations:
   Net investment income (loss)                             $      (26)    $     -  $  10,082   $   7,978  $   (5,299)  $  (1,907)
   Net realized gain (loss) from investment transactions            (4)          -       (216)       (305)     (1,467)       (851)
   Change in net unrealized appreciation (depreciation) of
       investments                                               1,873           -       5,079      5,628     285,440     (39,767)
                                                            ----------     -------  ----------  ---------  ----------   ---------
   Net increase (decrease) in net assets resulting
       from operations                                           1,843           -      14,945     13,301     278,674     (42,525)
                                                            ----------     -------  ----------  ---------  ----------   ---------
  From contract transactions:
   Payments received from contract owners                        7,582           -     311,551    171,706     602,902     339,098
   Transfers for contract benefits and terminations                  -           -     (23,001)    (6,063)    (35,518)     (6,872)
   Contract maintenance charges                                 (1,847)          -    (123,838)   (73,938)   (249,387)   (123,765)
   Transfers between subaccounts (including fixed
       account), net                                            61,333           -      45,139     36,600      36,427     116,718
                                                            ----------     -------  ----------  ---------  ----------   ---------
   Net increase (decrease) in net assets from contract
       transactions                                             67,068           -     209,851    128,305     354,424     325,179
                                                            ----------     -------  ----------  ---------  ----------   ---------
   Total increase (decrease) in net assets                      68,911           -     224,796    141,606     633,098     282,654
Net assets at beginning of period                                    -           -     261,995    120,389     375,683      93,029
                                                            ----------     -------  ----------  ---------  ----------   ---------
Net assets at end of period                                 $   68,911     $     -  $  486,791  $ 261,995  $1,008,781   $ 375,683
                                                            ==========     =======  ==========  =========  ==========   =========
Analysis of increase (decrease) in units outstanding:
  Units sold                                                     5,727           -      18,143     11,905      46,754      45,208
  Units redeemed                                                   (60)          -      (1,146)      (859)     (1,054)       (283)
                                                            ----------     -------  ----------  ---------  ----------   ---------
   Increase (decrease) in units outstanding                      5,667           -      16,997     11,046      45,700      44,925
Beginning units                                                      -           -      21,670     10,624      55,919      10,994
                                                            ----------     -------  ----------  ---------  ----------   ---------
Ending units                                                     5,667           -      38,667     21,670     101,619      55,919
                                                            ==========     =======  ==========  =========  ==========   =========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                             SCUDDER VARIABLE SERIES I, CONTINUED
                                                              --------------------------------------------------------------------
                                                                    GROWTH AND             INTERNATIONAL             MONEY
                                                                 INCOME PORTFOLIO            PORTFOLIO           MARKET PORTFOLIO
                                                              ---------------------   ----------------------   -------------------
                                                                 2003        2002        2003         2002       2003       2002
                                                              ----------   --------   ----------   ---------   --------   --------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                            $    1,259   $     20   $   (2,859)  $  (1,317)  $    (92)  $    138
      Net realized gain (loss) from investment
         transactions                                            (16,428)   (11,299)     (13,742)     (6,592)         -          -
      Change in net unrealized appreciation (depreciation)
         of investments                                          298,576   (221,113)     420,782    (130,967)         -          -
                                                              ----------   --------   ----------   ---------   --------   --------
      Net increase (decrease) in net assets resulting
         from operations                                         283,407   (232,392)     404,181    (138,876)       (92)       138
                                                              ----------   --------   ----------   ---------   --------   --------
   From contract transactions:
      Payments received from contract owners                     649,579    769,675    1,188,827     941,614     80,752     43,231
      Transfers for contract benefits and terminations           (70,021)   (44,252)     (80,726)    (24,870)    (1,777)      (719)
      Contract maintenance charges                              (286,553)  (312,093)    (477,429)   (349,643)   (29,281)   (15,122)
      Transfers between subaccounts (including fixed
         account), net                                           (13,875)   (12,175)      61,301     198,967      9,126      5,165
                                                              ----------   --------   ----------   ---------   --------   --------
      Net increase (decrease) in net assets from contract
         transactions                                            279,130    401,155      691,973     766,068     58,820     32,555
                                                              ----------   --------   ----------   ---------   --------   --------
      Total increase (decrease) in net assets                    562,537    168,763    1,096,154     627,192     58,728     32,693
Net assets at beginning of period                                930,709    761,946      982,844     355,652     46,289     13,596
                                                              ----------   --------   ----------   ---------   --------   --------
Net assets at end of period                                   $1,493,246   $930,709   $2,078,998   $ 982,844   $105,017   $ 46,289
                                                              ==========   ========   ==========   =========   ========   ========
Analysis of increase (decrease) in units outstanding:
   Units sold                                                     46,598     58,959      153,468     159,993      6,196      4,217
   Units redeemed                                                 (5,733)    (3,510)      (2,961)     (1,281)      (744)    (1,193)
                                                              ----------   --------   ----------   ---------   --------   --------
      Increase (decrease) in units outstanding                    40,865     55,449      150,507     158,712      5,452      3,024
Beginning units                                                  147,364     91,915      224,411      65,699      4,292      1,268
                                                              ----------   --------   ----------   ---------   --------   --------
Ending units                                                     188,229    147,364      374,918     224,411      9,744      4,292
                                                              ==========   ========   ==========   =========   ========   ========

(1)  For the period beginning September 3, 2002 and ended December 31, 2002

(2)  Formerly named Dreyfus Small Cap Portfolio

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                                  SCUDDER VARIABLE SERIES II
                                                             ---------------------------------------------------------------------
                                                                   GOVERNMENT             HIGH INCOME              SMALL CAP
                                                              SECURITIES PORTFOLIO         PORTFOLIO            GROWTH PORTFOLIO
                                                             ---------------------   ---------------------    --------------------
                                                                2003        2002        2003        2002        2003        2002
                                                             ---------   ---------   ---------    --------    --------    --------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                           $  21,438   $   7,224   $  22,691    $  7,501    $ (1,130)   $   (770)
      Net realized gain (loss) from investment
         transactions                                           (2,891)        (30)       (414)     (1,380)     (7,312)     (8,586)
      Change in net unrealized appreciation (depreciation)
         of investments                                         (8,690)     18,660      60,054      (5,032)     43,189     (26,601)
                                                             ---------   ---------   ---------    --------    --------    --------
      Net increase (decrease) in net assets resulting
         from operations                                         9,857      25,854      82,331       1,089      34,747     (35,957)
                                                             ---------   ---------   ---------    --------    --------    --------
   From contract transactions:
      Payments received from contract owners                   492,290     394,526     362,526     197,883      73,165      87,107
      Transfers for contract benefits and
         terminations                                          (39,560)    (20,178)    (20,900)     (7,507)     (6,047)     (6,585)
      Contract maintenance charges                            (198,950)   (166,559)   (144,153)    (75,594)    (31,698)    (33,176)
      Transfers between subaccounts (including fixed
         account), net                                         (10,320)     88,520      53,195      58,857      (8,774)        812
                                                             ---------   ---------   ---------    --------    --------    --------
      Net increase (decrease) in net assets from contract
         transactions                                          243,460     296,309     250,668     173,639      26,646      48,158
                                                             ---------   ---------   ---------    --------    --------    --------
      Total increase (decrease) in net assets                  253,317     322,163     332,999     174,728      61,393      12,201
Net assets at beginning of period                              550,806     228,643     235,359      60,631      97,311      85,110
                                                             ---------   ---------   ---------    --------    --------    --------
Net assets at end of period                                  $ 804,123   $ 550,806   $ 568,358    $235,359    $158,704    $ 97,311
                                                             =========   =========   =========    ========    ========    ========
Analysis of increase (decrease) in units outstanding:
   Units sold                                                   26,241      26,435      25,073      20,073      11,490      16,036
   Units redeemed                                               (6,658)     (1,742)       (561)       (944)     (3,828)     (2,400)
                                                             ---------   ---------   ---------    --------    --------    --------
      Increase (decrease) in units outstanding                  19,583      24,693      24,512      19,129       7,662      13,636
Beginning units                                                 44,454      19,761      25,661       6,532      32,216      18,580
                                                             ---------   ---------   ---------    --------    --------    --------
Ending units                                                    64,037      44,454      50,173      25,661      39,878      32,216
                                                             =========   =========   =========    ========    ========    ========

(1)  For the period beginning September 3, 2002 and ended December 31, 2002

(2)  Formerly named Dreyfus Small Cap Portfolio

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                  SCUDDER VARIABLE
                                                                SERIES II, CONTINUED        WM VARIABLE TRUST - EQUITY FUNDS
                                                              ------------------------ -------------------------------------------
                                                                 DREMAN HIGH RETURN
                                                                  EQUITY PORTFOLIO      EQUITY INCOME FUND GROWTH & INCOME FUND(4)
                                                              ------------------------ ------------------- -----------------------
                                                                  2003        2002        2003     2002       2003        2002
                                                              ------------ ----------  --------- --------- ----------  -----------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)                             $    32,785  $    1,666  $  1,826  $    256  $       (2) $        -
     Net realized gain (loss) from investment transactions         (7,817)    (15,709)     (680)     (378)          1           -
     Change in net unrealized appreciation (depreciation)
       of investments                                           1,068,792    (347,441)   27,159    (2,746)        102           -
                                                              -----------  ----------  --------  --------  ----------  ----------

     Net increase (decrease) in net assets resulting from
       operations                                               1,093,760    (361,484)   28,305    (2,868)        101           -
                                                              -----------  ----------  --------  --------  ----------  ----------
   From contract transactions:
     Payments received from contract owners                     2,893,395   2,215,888    93,091    37,171       1,075           -
     Transfers for contract benefits and terminations            (198,725)    (69,893)   (3,240)     (593)          -           -
     Contract maintenance charges                              (1,183,522)   (834,761)  (35,539)  (14,452)       (215)          -
     Transfers between subaccounts (including fixed account),
       net                                                        105,661     468,429    42,903    10,066       1,073           -
                                                              -----------  ----------  --------  --------  ----------  ----------
     Net increase (decrease) in net assets from contract
       transactions                                             1,616,809   1,779,663    97,215    32,192       1,933           -
                                                              -----------  ----------  --------  --------  ----------  ----------
     Total increase (decrease) in net assets                    2,710,569   1,418,179   125,520    29,324       2,034           -

Net assets at beginning of period                               2,467,818   1,049,639    38,596     9,272           -           -
                                                              -----------  ----------  --------  --------  ----------  ----------
Net assets at end of period                                   $ 5,178,387  $2,467,818  $164,116  $ 38,596  $    2,034  $        -
                                                              ===========  ==========  ========  ========  ==========  ==========
Analysis of increase (decrease) in units outstanding:
   Units sold                                                     137,268     150,175    10,583     3,746         197           -
   Units redeemed                                                  (2,628)     (4,490)     (691)     (309)        (29)          -
                                                              -----------  ----------  --------  --------  ----------  ----------
     Increase (decrease) in units outstanding                     134,640     145,685     9,892     3,437         168           -

Beginning units                                                   222,595      76,910     4,339       902           -           -
                                                              -----------  ----------  --------  --------  ----------  ----------
Ending units                                                      357,235     222,595    14,231     4,339         168           -
                                                              ===========  ==========  ========  ========  ==========  ==========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                   WM VARIABLE TRUST - EQUITY FUNDS, CONTINUED
                                                              ----------------------------------------------------
                                                                              INTERNATIONAL         MID CAP
                                                              GROWTH FUND(4) GROWTH FUND(4)       STOCK  FUND
                                                              -------------- --------------- ---------------------
                                                                2003    2002   2003    2002     2003       2002
                                                              -------- ----- -------- ------ ---------- ----------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)                             $    (6) $   - $     -  $    - $  (2,776) $   2,630
     Net realized gain (loss) from investment transactions          1      -       -       -      (657)      (252)
     Change in net unrealized appreciation (depreciation)
      of investments                                              226      -      11       -   104,586    (20,087)
                                                              -------  ----- -------  ------ ---------  ---------
     Net increase (decrease) in net assets resulting from
      operations                                                  221      -      11       -   101,153    (17,709)
                                                              -------  ----- -------  ------ ---------  ---------
   From contract transactions:
     Payments received from contract owners                     2,950      -     113       -   336,441    235,510
     Transfers for contract benefits and terminations               -      -       -       -   (19,172)    (4,472)
     Contract maintenance charges                                (639)     -     (46)      -  (135,722)   (87,891)
     Transfers between subaccounts (including fixed account),
      net                                                       2,482      -     182       -    23,486     53,591
                                                              -------  ----- -------  ------ ---------  ---------
     Net increase (decrease) in net assets from contract
      transactions                                              4,793      -     249       -   205,033    196,738
                                                              -------  ----- -------  ------ ---------  ---------
     Total increase (decrease) in net assets                    5,014      -     260       -   306,186    179,029

Net assets at beginning of period                                   -      -       -       -   255,257     76,228
                                                              -------  ----- -------  ------ ---------  ---------
Net assets at end of period                                   $ 5,014  $   - $   260  $    - $ 561,443  $ 255,257
                                                              =======  ===== =======  ====== =========  =========

Analysis of increase (decrease) in units outstanding:
   Units sold                                                     438      -      21       -    20,708     20,344
   Units redeemed                                                 (25)     -      (2)      -      (566)      (327)
                                                              -------  ----- -------  ------ ---------  ---------
     Increase (decrease) in units outstanding                     413      -      19       -    20,142     20,017

Beginning units                                                     -      -       -       -    27,226      7,209
                                                              -------  ----- -------  ------ ---------  ---------
Ending units                                                      413      -      19       -    47,368     27,226
                                                              =======  ===== =======  ====== =========  =========

(1) For the period beginning September 3, 2002 and ended December 31, 2002

(2) Formerly named Dreyfus Small Cap Portfolio

(3) Formerly named Janus Aggressive Growth Portfolio

(4) For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                                WM VARIABLE TRUST - EQUITY FUNDS, CONTINUED
                                                                         ---------------------------------------------------------
                                                                          SMALL CAP STOCK FUND         WEST COAST EQUITY FUND (4)
                                                                         ----------------------        ---------------------------
                                                                            2003         2002             2003               2002
                                                                         ---------    ---------        ---------            ------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                                       $  (2,977)   $   8,386        $     (22)           $    -
      Net realized gain (loss) from investment transactions                (10,020)      (3,184)               4                 -
      Change in net unrealized appreciation (depreciation) of
         investments                                                       198,575      (65,902)           1,173                 -
                                                                         ---------    ---------        ---------            ------
      Net increase (decrease) in net assets resulting from operations      185,578      (60,700)           1,155                 -
                                                                         ---------    ---------        ---------            ------
   From contract transactions:
      Payments received from contract owners                               251,715      204,152            9,731                 -
      Transfers for contract benefits and terminations                     (19,423)      (3,112)               -                 -
      Contract maintenance charges                                        (106,950)     (70,989)          (1,418)                -
      Transfers between subaccounts (including fixed account), net         (15,876)      61,832            8,989                 -
                                                                         ---------    ---------        ---------            ------

      Net increase (decrease) in net assets from contract transactions     109,466      191,883           17,302                 -
                                                                         ---------    ---------        ---------            ------
      Total increase (decrease) in net assets                              295,044      131,183           18,457                 -
Net assets at beginning of period                                          201,244       70,061                -                 -
                                                                         ---------    ---------        ---------            ------
Net assets at end of period                                              $ 496,288    $ 201,244        $  18,457            $    -
                                                                         =========    =========        =========            ======

Analysis of increase (decrease) in units outstanding:
   Units sold                                                               20,060       33,072            1,412                 -
   Units redeemed                                                           (2,152)        (390)             (72)                -
                                                                         ---------    ---------        ---------            ------
      Increase (decrease) in units outstanding                              17,908       32,682            1,340                 -
Beginning units                                                             39,948        7,266                -                 -
                                                                         ---------    ---------        ---------            ------

Ending units                                                                57,856       39,948            1,340                 -
                                                                         =========    =========        =========            ======

                                                                            WM VARIABLE TRUST -
                                                                            FIXED-INCOME FUNDS
                                                                            ------------------
                                                                              INCOME FUND (4)
                                                                            ------------------
                                                                              2003        2002
                                                                            ---------    -----
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                                          $       -    $   -
      Net realized gain (loss) from investment transactions                         -        -
      Change in net unrealized appreciation (depreciation) of
         investments                                                                -        -
                                                                            ---------    -----
      Net increase (decrease) in net assets resulting from operations               -        -
                                                                            ---------    -----
   From contract transactions:
      Payments received from contract owners                                       22        -
      Transfers for contract benefits and terminations                              -        -
      Contract maintenance charges                                                (12)       -
      Transfers between subaccounts (including fixed account), net                 34        -
                                                                            ---------    -----

      Net increase (decrease) in net assets from contract transactions             44        -
                                                                            ---------    -----
      Total increase (decrease) in net assets                                      44        -
Net assets at beginning of period                                                   -        -
                                                                            ---------    -----
Net assets at end of period                                                 $      44    $   -
                                                                            =========    =====

Analysis of increase (decrease) in units outstanding:
   Units sold                                                                       5        -
   Units redeemed                                                                  (1)       -
                                                                            ---------    -----
      Increase (decrease) in units outstanding                                      4        -
Beginning units                                                                     -        -
                                                                            ---------    -----

Ending units                                                                        4        -
                                                                            =========    =====

(1)  For the period beginning September 3, 2002 and ended December 31, 2002

(2)  Formerly named Dreyfus Small Cap Portfolio

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                          WM VARIABLE TRUST - FIXED-INCOME FUNDS, CONTINUED
                                                               ---------------------------------------------------------------------
                                                                                                                   U.S. GOVERNMENT
                                                               MONEY MARKET FUND(4)   SHORT TERM INCOME FUND(4)   SECURITIES FUND(4)
                                                               --------------------   -------------------------   ------------------
                                                               2003            2002     2003               2002    2003         2002
                                                               ----            ----   -------              ----   ------        ----
Increase (decrease) in net assets:
  From operations:
    Net investment income (loss)                               $  -            $  -   $    (5)             $  -   $    -        $  -
    Net realized gain (loss) from investment transactions         -               -         -                 -        -           -
    Change in net unrealized appreciation (depreciation) of
      investments                                                 -               -        35                 -        1           -
                                                               ----            ----   -------              ----   ------        ----
    Net increase (decrease) in net assets resulting from
      operations                                                  -               -        30                 -        1           -
                                                               ----            ----   -------              ----   ------        ----
  From contract transactions:
    Payments received from contract owners                        -               -        12                 -       75           -
    Transfers for contract benefits and terminations              -               -         -                 -        -           -
    Contract maintenance charges                                  -               -      (145)                -      (31)          -
    Transfers between subaccounts (including fixed
      account), net                                               -               -     2,488                 -       88           -
                                                               ----            ----   -------              ----   ------        ----
    Net increase (decrease) in net assets from contract
      transactions                                                -               -     2,355                 -      132           -
                                                               ----            ----   -------              ----   ------        ----
    Total increase (decrease) in net assets                       -               -     2,385                 -      133           -
Net assets at beginning of period                                 -               -         -                 -        -           -
                                                               ----            ----   -------              ----   ------        ----
Net assets at end of period                                    $  -            $  -   $ 2,385              $  -   $  133        $  -
                                                               ====            ====   =======              ====   ======        ====

Analysis of increase (decrease) in units outstanding:
  Units sold                                                      -               -       248                 -       16           -
  Units redeemed                                                  -               -       (14)                -       (3)          -
                                                               ----            ----   -------              ----   ------        ----
    Increase (decrease) in units outstanding                      -               -       234                 -       13           -
Beginning units                                                   -               -         -                 -        -           -
                                                               ----            ----   -------              ----   ------        ----

Ending units                                                      -               -       234                 -       13           -
                                                               ====            ====   =======              ====   ======        ====

(1)  For the period beginning September 3, 2002 and ended December 31, 2002

(2)  Formerly named Dreyfus Small Cap Portfolio

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                         WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS
                                                                         ---------------------------------------------------------
                                                                                                              CONSERVATIVE
                                                                             BALANCED PORTFOLIO            BALANCED PORTFOLIO
                                                                         --------------------------    --------------------------
                                                                             2003         2002 (1)        2003          2002 (1)
                                                                         -----------    -----------    -----------    -----------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                                       $     2,902    $      (100)   $       914    $        (2)
      Net realized gain (loss) from investment transactions                     (252)           (42)           (63)            (7)
      Change in net unrealized appreciation (depreciation) of
         investments                                                          51,355           (299)        10,196            (10)
                                                                         -----------    -----------    -----------    -----------
      Net increase (decrease) in net assets resulting from operations         54,005           (441)        11,047            (19)
                                                                         -----------    -----------    -----------    -----------
   From contract transactions:
      Payments received from contract owners                                 358,398         19,909        105,894          1,389
      Transfers for contract benefits and terminations                        (6,415)             -           (508)             -
      Contract maintenance charges                                          (126,042)        (4,199)       (23,001)          (634)
      Transfers between subaccounts (including fixed account), net           208,057         72,912         31,812          2,139
                                                                         -----------    -----------    -----------    -----------

      Net increase (decrease) in net assets from contract transactions       433,998         88,622        114,197          2,894
                                                                         -----------    -----------    -----------    -----------
      Total increase (decrease) in net assets                                488,003         88,181        125,244          2,875

Net assets at beginning of period                                             88,181              -          2,875              -
                                                                         -----------    -----------    -----------    -----------
Net assets at end of period                                              $   576,184    $    88,181    $   128,119    $     2,875
                                                                         ===========    ===========    ===========    ===========

Analysis of increase (decrease) in units outstanding:
   Units sold                                                                 41,190          9,008         12,473            336
   Units redeemed                                                             (2,532)          (249)        (1,780)           (53)
                                                                         -----------    -----------    -----------    -----------
      Increase (decrease) in units outstanding                                38,658          8,759         10,693            283

Beginning units                                                                8,759              -            283              -
                                                                         -----------    -----------    -----------    -----------

Ending units                                                                  47,417          8,759         10,976            283
                                                                         ===========    ===========    ===========    ===========

                                                                         WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS
                                                                         ----------------------------------------------------------
                                                                                                 CONSERVATIVE
                                                                                               GROWTH PORTFOLIO
                                                                         ----------------------------------------------------------
                                                                            2003                                          2002 (1)
                                                                         -----------                                    -----------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                                       $     2,286                                    $       (35)
      Net realized gain (loss) from investment transactions                     (525)                                           (26)
      Change in net unrealized appreciation (depreciation) of
         investments                                                         102,843                                            (12)
                                                                         -----------                                    -----------
      Net increase (decrease) in net assets resulting from operations        104,604                                            (73)
                                                                         -----------                                    -----------
   From contract transactions:
      Payments received from contract owners                                 738,646                                          9,275
      Transfers for contract benefits and terminations                       (11,455)                                             -
      Contract maintenance charges                                          (231,994)                                        (3,424)
      Transfers between subaccounts (including fixed account), net           381,674                                         37,987
                                                                         -----------                                    -----------

      Net increase (decrease) in net assets from contract transactions       876,871                                         43,838
                                                                         -----------                                    -----------
      Total increase (decrease) in net assets                                981,475                                         43,765

Net assets at beginning of period                                             43,765                                              -
                                                                         -----------                                    -----------
Net assets at end of period                                              $ 1,025,240                                    $    43,765
                                                                         ===========                                    ===========

Analysis of increase (decrease) in units outstanding:
   Units sold                                                                 78,629                                          4,471
   Units redeemed                                                             (1,808)                                           (67)
                                                                         -----------                                    -----------
      Increase (decrease) in units outstanding                                76,821                                          4,404

Beginning units                                                                4,404                                              -
                                                                         -----------                                    -----------

Ending units                                                                  81,225                                          4,404
                                                                         ===========                                    ===========

(1)  For the period beginning September 3, 2002 and ended December 31, 2002

(2)  Formerly named Dreyfus Small Cap Portfolio

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
FOR THE PERIODS ENDED DECEMBER 31, 2003 AND 2002

                                                                                       WM VARIABLE TRUST - STRATEGIC
                                                                                  ASSET MANAGEMENT PORTFOLIOS, CONTINUED
                                                                         --------------------------------------------------------
                                                                                  FLEXIBLE                    STRATEGIC
                                                                              INCOME PORTFOLIO             GROWTH PORTFOLIO
                                                                         --------------------------    --------------------------
                                                                            2003          2002 (1)        2003          2002 (1)
                                                                         -----------    -----------    -----------    -----------
Increase (decrease) in net assets:
   From operations:
      Net investment income (loss)                                       $       179    $       (12)   $       554    $       (70)
      Net realized gain (loss) from investment transactions                      (24)            (1)          (213)           (32)
      Change in net unrealized appreciation (depreciation) of
         investments                                                           1,752            134        168,801            (40)
                                                                         -----------    -----------    -----------    -----------

      Net increase (decrease) in net assets resulting from operations          1,907            121        169,142           (142)
                                                                         -----------    -----------    -----------    -----------
   From contract transactions:

      Payments received from contract owners                                  21,670          1,454        866,178         16,999
      Transfers for contract benefits and terminations                        (2,222)             -        (13,145)             -
      Contract maintenance charges                                            (8,667)          (369)      (306,919)        (6,087)
      Transfers between subaccounts (including fixed account), net            16,322          4,283        645,082         61,811
                                                                         -----------    -----------    -----------    -----------

      Net increase (decrease) in net assets from contract transactions        27,103          5,368      1,191,196         72,723
                                                                         -----------    -----------    -----------    -----------
      Total increase (decrease) in net assets                                 29,010          5,489      1,360,338         72,581

Net assets at beginning of period                                              5,489              -         72,581              -
                                                                         -----------    -----------    -----------    -----------
Net assets at end of period                                              $    34,499    $     5,489    $ 1,432,919    $    72,581
                                                                         ===========    ===========    ===========    ===========

Analysis of increase (decrease) in units outstanding:
   Units sold                                                                  3,114            565        104,149          7,459
   Units redeemed                                                               (614)           (30)          (786)           (86)
                                                                         -----------    -----------    -----------    -----------
      Increase (decrease) in units outstanding                                 2,500            535        103,363          7,373

Beginning units                                                                  535              -          7,373              -
                                                                         -----------    -----------    -----------    -----------

Ending units                                                                   3,035            535        110,736          7,373
                                                                         ===========    ===========    ===========    ===========

(1)  For the period beginning September 3, 2002 and ended December 31, 2002

(2)  Formerly named Dreyfus Small Cap Portfolio

(3)  Formerly named Janus Aggressive Growth Portfolio

(4)  For the period beginning May 1, 2003 and ended December 31, 2003 (Note 1)

   The accompanying notes are an integral part of these financial statements.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS

1.   THE COMPANY

     The Farmers Variable Life Separate Account A (the "Account"), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the "Company") during 2000 and exists in accordance with the regulations of the Office of the Insurance Commissioner of the State of Washington. The Company is a wholly-owned subsidiary of Farmers Group, Inc. ("FGI"), whose ultimate parent is Zurich Financial Services Group. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable universal life contracts is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

     The Account offers the following products: Variable Universal Life and Life Accumulator. Life Accumulator is a new product, which was launched on May 1, 2003.

     The Account is a funding vehicle for individual variable universal life contracts, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these contracts are invested at the direction of the contract holders in the subaccounts that comprise the Account. The Account is currently comprised of fourty-four subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the "Funds").

     The Variable Universal Life portfolio includes:

     CALVERT VARIABLE SERIES, INC.

         Social Small Cap Growth Portfolio

     DREYFUS VARIABLE INVESTMENT FUND - SERVICE CLASS SHARES

         Developing Leaders Portfolio
         Quality Bond Portfolio

     DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - SERVICE CLASS SHARES

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

1.   THE COMPANY (CONTINUED)

     FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS VIP - SERVICE CLASS SHARES

         Growth Portfolio
         Index 500 Portfolio
         Mid Cap Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES

         Small Cap Fund
         Global Asset Allocation Fund
         Developing Markets Securities Fund

     GOLDMAN SACHS VARIABLE INSURANCE TRUST

         Capital Growth Fund
         CORE Small Cap Equity Fund
         Mid Cap Value Fund

     JANUS ASPEN SERIES

         Mid Cap Growth Portfolio - Service Shares
         Balanced Portfolio - Service Shares
         Capital Appreciation Portfolio - Institutional Shares

     PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS SHARES

         Foreign Bond Portfolio
         Low Duration Portfolio

     SCUDDER VARIABLE SERIES I - CLASS A SHARES

         Bond Portfolio
         Global Discovery Portfolio
         Growth and Income Portfolio
         International Portfolio
         Money Market Portfolio

     SCUDDER VARIABLE SERIES II - CLASS A SHARES

         Government Securities Portfolio
         High Income Portfolio
         Small Cap Growth Portfolio
         Dreman High Return Equity Portfolio

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

1.   THE COMPANY (CONTINUED)

     WM VARIABLE TRUST - EQUITY FUNDS - CLASS 2 SHARES

         Equity Income Fund
         Mid Cap Stock Fund
         Small Cap Stock Fund

     WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS - CLASS 2 SHARES

         Balanced Portfolio
         Conservative Balanced Portfolio
         Conservative Growth Portfolio
         Flexible Income Portfolio
         Strategic Growth Portfolio

     The Life Accumulator portfolio includes:

     SCUDDER INVESTMENTS VIT FUNDS - CLASS B SHARES

         Equity 500 Index Fund

     WM VARIABLE TRUST - EQUITY FUNDS - CLASS 2 SHARES

         Equity Income Fund
         Growth & Income Fund
         Growth Fund
         International Growth Fund
         Mid Cap Stock Fund
         Small Cap Stock Fund
         West Coast Equity Fund

     WM VARIABLE TRUST - FIXED-INCOME FUNDS - CLASS 2 SHARES

         Income Fund
         Money Market Fund
         Short Term Income Fund
         U.S. Government Securities Fund

     WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS - CLASS 2 SHARES

         Balanced Portfolio
         Conservative Balanced Portfolio
         Conservative Growth Portfolio
         Flexible Income Portfolio
         Strategic Growth Portfolio

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

1.   THE COMPANY (CONTINUED)

     The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the contract holders for a fee. The Company also maintains a fixed account ("Fixed Account"), to which contract holders may direct their deposits and receive a fixed rate of return.

     The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

2.   SIGNIFICANT ACCOUNTING POLICIES

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS AND ACCUMULATION UNIT VALUES

     Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value per share of the respective portfolios at December 31, 2003. Accumulation unit values are computed daily based on total net assets of the Account.

     REALIZED GAINS AND LOSSES

     Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

     PAYABLE TO FARMERS NEW WORLD LIFE INSURANCE COMPANY

     Amounts payable to the Company consist of unsettled transactions. The amounts are due from the respective Portfolios to the Company for asset-based charges.

     FEDERAL INCOME TAX

     The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

2.       SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

         Dividend income and capital gain distributions received by the Funds are reinvested in additional Fund shares and are recognized on the ex-distribution date.

3.       EXPENSES


                        FEES AND CHARGES                           VARIABLE UNIVERSAL LIFE         LIFE ACCUMULATOR
----------------------------------------------------------------  --------------------------   -------------------------
MORTALITY AND EXPENSE RISK CHARGE
Basic charges are assessed through reduction of unit values.               0.90%                    0.25% - 0.70%

PREMIUM CHARGE
Charge is deducted upon payment of each premium.                           3.50%                        4.25%

PARTIAL WITHDRAWAL CHARGE
Charge is deducted upon cash withdrawal.                          2.0% not to exceed $25       2.0% not to exceed $25

SURRENDER CHARGE
                                                                                               $0 - $51.68 per $1,000 of
Charges are deducted upon full surrender                                                              face amount
                                                                  $0 - 75 per $1,000 of face
-Deferred Sales Charge Component                                           amount
                                                                  $0 - $17.50 per $1,000 of
-Administrative Component                                               face amount

INCREASE IN PRINCIPAL SUM CHARGE

                                                                  $1.50 per $1,000, not to
Charge is deducted upon increase in principal sum.                      exceed $300                       NA

TRANSFER CHARGE
This charge is assessed through the redemption of units.                 $0 - $25                      $0 - $25

ADDITIONAL ANNUAL REPORT FEE
This charge is assessed through the redemption of units.                   $5                             $5

ADMINISTRATIVE CHARGE
This charge is assessed monthly through the redemption of units,
on the issue date and on each monthly due date.                          $5 - $8                        $7 - $10

COST OF INSURANCE
This charge is assessed monthly through the redemption of units,  $0.06 - $83.07 per $1,000    $0.03 - $83.33 per $1,000
on the issue date and on each monthly due date.                       of benefit amount             of benefit amount

SPECIAL PREMIUM CLASS CHARGE
                                                                  Up to four times the Cost    Up to four times the Cost
                                                                  of Insurance Charge. The       of Insurance Charge.
This charge is assessed monthly through the redemption of units,  Special Charge for most        The Special Charge for
on the issue date and on each monthly due date.                        policies is $0.            most policies is $0.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

3. EXPENSES (CONTINUED)

                         FEES AND CHARGES                                 VARIABLE UNIVERSAL LIFE           LIFE ACCUMULATOR
-------------------------------------------------------------------     ---------------------------    ---------------------------
FLAT EXTRA MONTHLY CHARGE
This charge is assessed monthly through the redemption of units,        $0 - $1,000 per $1,000 of      $0 - $1,000 per $1,000 of
on the issue date and on each monthly due date.                               benefit amount                 benefit amount

MONTHLY UNDERWRITING AND SALES CHARGE
This charge is assessed monthly through the redemption of units,
on the issue date and on each monthly due date during the first 5                                      $0.24 - $0.88 per $1,000 of
years and within 5 years after any increase in principal sum.                      NA                        benefit amount

LOAN INTEREST SPREAD
Assessed at the end of each policy year, at which point interest is
added to the outstanding loan balance and a smaller amount of           1.5% - 5.0% of the policy      0.25% of the policy loan
interest is credited to the policy's fixed account.                             loan balance                    balance

ACCIDENTAL DEATH BENEFIT RIDER
This charge is assessed monthly through the redemption of units,        $0.04 - $0.38 per $1,000 of
on the issue date and on each monthly due date.                                 rider amount                     NA

MONTHLY DISABILITY BENEFIT RIDER
This charge is assessed monthly through the redemption of units,            $4 - $40 per $100 of          $4 - $40 per $100 of
on the issue date and on each monthly due date.                                monthly benefit               monthly benefit

CHILDREN'S TERM RIDER
This charge is assessed monthly through the redemption of units,        $0.78 - $0.87 per $1,000 of
on the issue date and on each monthly due date.                                 rider amount                     NA

ADDITIONAL INSURED TERM RIDER
This charge is assessed monthly through the redemption of units,        $0.09 - $4.35 per $1,000 of
on the issue date and on each monthly due date.                                  rider amount                    NA

ACCELERATED DEATH BENEFIT RIDER
This charge is deducted upon benefit payment                            $75.08 - $1,000 per $1,000
                                                                           of the benefit amount                 NA

PORTFOLIO OPERATING EXPENSES

The value of the assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly by the contract holders, which currently ranges up to 2%.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

4.       PURCHASES AND SALES OF INVESTMENTS

         The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2003 consist of the following:

                                                                                 PURCHASES      SALES
                                                                                 ----------   ----------
CALVERT VARIABLE SERIES, INC.
   Social Small Cap Growth Portfolio                                             $    9,092   $    2,108
DREYFUS VARIABLE INVESTMENT FUND - SERVICE CLASS SHARES
   Developing Leaders Portfolio                                                     333,011        8,405
   Quality Bond Portfolio                                                           209,822        8,340
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - SERVICE CLASS SHARES
   Socially Responsible Growth Fund                                                  10,831        3,527
FIDELITY VARIABLE INSURANCE PRODUCT FUNDS VIP - SERVICE CLASS SHARES
   Growth Portfolio                                                                 882,937       15,145
   Index 500 Portfolio                                                              750,269       12,067
   Mid Cap Portfolio                                                                234,442       13,690
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES
   Small Cap Fund                                                                   226,008        8,674
   Global Asset Allocation Fund                                                      23,404        3,304
   Developing Markets Securities Fund                                                11,216        3,454
GOLDMAN SACHS VARIABLE INSURANCE TRUST
   Capital Growth Fund                                                              829,873       13,513
   CORE Small Cap Equity Fund                                                        16,030        6,099
   Mid Cap Value Fund                                                               589,818       18,952
JANUS ASPEN SERIES
   Mid Cap Growth Portfolio (Service Shares)                                        156,576       12,242
   Balanced Portfolio (Service Shares)                                               88,280       11,086
   Capital Appreciation Portfolio (Institutional                                  1,270,582       36,513
   Shares)
PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE CLASS SHARES
   Foreign Bond Portfolio                                                           278,209       10,582
   Low Duration Portfolio                                                           366,292       29,377
SCUDDER INVESTMENTS VIT FUNDS - CLASS B SHARES
   Equity 500 Index Fund                                                             67,760          695
SCUDDER VARIABLE SERIES I - CLASS A SHARES
   Bond Portfolio                                                                   235,002       14,879
   Global Discovery Portfolio                                                       359,588        9,943
   Growth and Income Portfolio                                                      326,441       45,574
   International Portfolio                                                          707,965       17,943
   Money Market Portfolio                                                            67,035        8,257
SCUDDER VARIABLE SERIES II - CLASS A SHARES
   Government Securities Portfolio                                                  350,998       85,876
   High Income Portfolio                                                            279,825        6,192
   Small Cap Growth Portfolio                                                        38,522       12,953
   Dreman High Return Equity Portfolio                                            1,693,682       41,832
WM VARIABLE TRUST - EQUITY FUNDS CLASS 2 SHARES
   Equity Income Fund                                                               105,970        6,832
   Growth & Income Fund                                                               2,261          329
   Growth Fund                                                                        5,072          282
   International Growth Fund                                                            270           21
   Mid Cap Stock Fund                                                               209,030        6,523
   Small Cap Stock Fund                                                             122,628       15,896
   West Coast Equity Fund                                                            18,216          926
WM VARIABLE TRUST - FIXED-INCOME FUNDS CLASS 2 SHARES
   Income Fund                                                                           55           11
   Money Market Fund                                                                      -            -
   Short Term Income Fund                                                             2,499          148
   U.S. Government Securities Fund                                                      160           28
WM VARIABLE TRUST - STRATEGIC ASSET MANAGEMENT PORTFOLIOS CLASS 2 SHARES
   Balanced Portfolio                                                               464,993       27,759
   Conservative Balanced Portfolio                                                  134,804       19,609
   Conservative Growth Portfolio                                                    905,078       25,194
   Flexible Income Portfolio                                                         34,050        6,747
   Strategic Growth Portfolio                                                     1,202,610        9,862

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.       FINANCIAL HIGHLIGHTS

         A summary of unit values and units outstanding for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for each of three years in the periods ended December 31, 2003 follows:

                                                     AT DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                           ----------------------------------- -------------------------------------------------
                                                                               INVESTMENT
                                                         UNIT           NET      INCOME   EXPENSE RATIO **   TOTAL RETURN ***
                                            UNITS     FAIR VALUE      ASSETS     RATIO *  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                           ------- ---------------  ---------- ---------- ----------------- --------------------
CALVERT VARIABLE SERIES, INC:
     Social Small Cap Growth Portfolio
        2003                                 1,705 $11.46 to $11.46 $   19,551    1.77%    0.87%  to  0.87%  38.33%   to   38.33%
        2002                                   946   8.29 to   8.29      7,843    2.32%    0.87%  to  0.87% (23.24)%  to  (23.24)%
        2001 (2)                               292  10.80 to  10.80      3,149    0.00%    0.75%  to  0.75%   6.44%   to    6.44%

DREYFUS VARIABLE INVESTMENT FUND -
   SERVICE CLASS SHARES:
     Developing Leaders Portfolio (3)
        2003                                89,794  10.10 to  10.10    907,093    0.00%    0.87%  to  0.87%  30.18%   to   30.18%
        2002                                51,115   7.76 to   7.76    396,650    0.01%    0.85%  to  0.85% (20.03)%  to  (20.03)%
        2001 (2)                            12,626   9.70 to   9.70    122,518    0.44%    0.78%  to  0.78%  (3.49)%  to   (3.49)%

     Quality Bond Portfolio
        2003                                35,224  11.32 to  11.32    398,763    3.71%    0.87%  to  0.87%   3.85%   to    3.85%
        2002                                18,773  10.90 to  10.90    204,653    4.76%    0.86%  to  0.86%   6.51%   to    6.51%
        2001 (2)                             6,903  10.23 to  10.23     70,652    5.93%    0.78%  to  0.78%   2.02%   to    2.02%

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND -
   SERVICE CLASS SHARES:
        2003                                 2,883   7.41 to   7.41     21,359    0.01%    0.87%  to  0.87%  24.63%   to   24.63%
        2002                                 1,759   5.94 to   5.94     10,457    0.02%    0.86%  to  0.86% (29.77)%  to  (29.77)%
        2001 (2)                               530   8.46 to   8.46      4,485    0.00%    0.83%  to  0.83% (16.73)%  to  (16.73)%

FIDELITY VARIABLE INSURANCE PRODUCT FUNDS
   VIP - SERVICE CLASS SHARES:
     Growth Portfolio
        2003                               280,113   8.06 to   8.06  2,256,978    0.14%    0.87%  to  0.87%  31.60%   to   31.60%
        2002                               151,646   6.12 to   6.12    928,483    0.06%    0.85%  to  0.85% (30.82)%  to  (30.82)%
        2001 (2)                            29,379   8.85 to   8.85    260,024    0.00%    0.78%  to  0.78% (12.84)%  to  (12.84)%

     Index 500 Portfolio
        2003                               201,988   9.01 to   9.01  1,818,953    1.01%    0.87%  to  0.87%  27.13%   to   27.13%
        2002                               107,269   7.08 to   7.08    759,850    0.60%    0.85%  to  0.85% (23.02)%  to  (23.02)%
        2001 (2)                            22,847   9.20 to   9.20    210,224    0.00%    0.78%  to  0.78%  (9.21)%  to   (9.21)%

     Mid Cap Portfolio
        2003                                51,265  12.71 to  12.71    651,405    0.23%    0.87%  to  0.87%  37.29%   to   37.29%
        2002                                29,179   9.26 to   9.26    270,068    0.38%    0.85%  to  0.85% (10.70)%  to  (10.70)%
        2001 (2)                             6,332  10.36 to  10.36     65,630    0.00%    0.78%  to  0.78%   3.26%   to    3.26%

FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST - CLASS 2 SHARES:
     Small Cap Fund
        2003                                60,573   9.05 to   9.05    548,438    0.00%    0.86%  to  0.86%  36.02%   to   36.02%
        2002                                31,022   6.66 to   6.66    206,495    0.22%    0.85%  to  0.85% (29.32)%  to  (29.32)%
        2001 (2)                             6,564   9.42 to   9.42     61,822    0.07%    0.78%  to  0.78%  (6.85)%  to   (6.85)%

     Global Asset Allocation Fund
        2003                                 3,062  11.42 to  11.42     34,974    2.29%    0.85%  to  0.85%  30.78%   to   30.78%
        2002                                 1,033   8.73 to   8.73      9,023    1.52%    0.85%  to  0.85%  (5.24)%  to   (5.24)%
        2001 (2)                               156   9.22 to   9.22      1,435    0.00%    0.54%  to  0.54%  (8.57)%  to   (8.57)%

     Developing Markets Securities Fund
        2003                                 4,125   9.51 to   9.51     39,217    1.11%    0.87%  to  0.87%  51.63%   to   51.63%
        2002                                 3,082   6.27 to   6.27     19,325    1.60%    0.90%  to  0.90%  (1.04)%  to   (1.04)%
        2001                                 2,029   6.34 to   6.34     12,858    0.54%    0.79%  to  0.79%  (8.96)%  to   (8.96)%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.       FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                           -----------------------------------  -------------------------------------------------
                                                                                INVESTMENT
                                                         UNIT           NET       INCOME   EXPENSE RATIO **   TOTAL RETURN ***
                                            UNITS     FAIR VALUE       ASSETS     RATIO *  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                           ------- ----------------  ---------- ---------- ----------------- --------------------
GOLDMAN SACHS VARIABLE INSURANCE TRUST:
  Capital Growth Fund
      2003                                 229,285 $  8.26 to $ 8.26 $1,893,101   0.35%     0.87% to  0.87%   22.63%  to  22.63%
      2002                                 116,688    6.73 to   6.73    785,620   0.33%     0.85% to  0.85%  (25.01)% to (25.01)%
      2001(2)                               21,988    8.98 to   8.98    197,405   0.51%     0.78% to  0.78%  (11.53)% to (11.53)%

  CORE Small Cap Equity Fund
      2003                                   2,138   12.53 to  12.53     26,776   0.30%     0.87% to  0.87%   44.70%  to  44.70%
      2002                                   1,140    8.66 to   8.66      9,867   0.57%     0.84% to  0.84%  (15.73)% to (15.73)%
      2001(2)                                   65   10.27 to  10.27        665   1.65%     0.82% to  0.82%    1.94%  to   1.94%

  Mid Cap Value Fund
      2003                                 127,826   12.83 to  12.83  1,640,473   1.08%     0.87% to  0.87%   27.25%  to  27.25%
      2002                                  76,747   10.09 to  10.09    774,052   1.51%     0.85% to  0.85%   (5.54)% to  (5.54)%
      2001(2)                               22,816   10.68 to  10.68    243,622   2.77%     0.78% to  0.78%    6.49%  to   6.49%

JANUS ASPEN SERIES:
  Mid Cap Growth Portfolio (4)
      2003                                  76,281    7.36 to   7.36    561,091   0.00%     0.87% to  0.87%   33.56%  to  33.56%
      2002                                  52,542    5.51 to   5.51    289,364   0.00%     0.87% to  0.87%  (28.76)% to (28.76)%
      2001(2)                               17,554    7.73 to   7.73    135,706   0.00%     0.78% to  0.78%  (22.80)% to (22.80)%

  Balanced Portfolio
      2003                                  14,943   10.10 to  10.10    150,944   2.13%     0.87% to  0.87%   12.71%  to  12.71%
      2002                                   6,905    8.96 to   8.96     61,883   2.49%     0.85% to  0.85%   (7.51)% to  (7.51)%
      2001(2)                                1,440    9.69 to   9.69     13,955   2.67%     0.83% to  0.83%   (3.81)% to  (3.81)%

  Capital Appreciation Portfolio
      2003                                 772,729    5.32 to   5.32  4,111,114   0.50%     0.88% to  0.88%   19.46%  to  19.46%
      2002                                 510,004    4.45 to   4.45  2,271,324   0.64%     0.88% to  0.88%  (16.42)% to (16.42)%
      2001                                 246,062    5.33 to   5.33  1,311,201   2.10%     0.84% to  0.84%  (22.32)% to (22.32)%

PIMCO VARIABLE INSURANCE TRUST -
 ADMINISTRATIVE CLASS SHARES:
  Foreign Bond Portfolio
      2003                                  42,088   12.25 to  12.25    515,667   2.55%     0.87% to  0.87%    1.35%  to   1.35%
      2002                                  20,826   12.09 to  12.09    251,780   3.38%     0.86% to  0.86%    7.22%  to   7.22%
      2001                                   5,994   11.27 to  11.27     67,588   4.10%     0.79% to  0.79%    6.67%  to   6.67%

  Low Duration Portfolio (5)
      2003                                  61,962   12.13 to  12.13    751,847   1.69%     0.88% to  0.88%    1.43%  to   1.43%
      2002                                  34,605   11.96 to  11.96    413,995   3.31%     0.86% to  0.86%    6.10%  to   6.10%
      2001                                  14,216   11.28 to  11.28    160,295   5.98%     0.82% to  0.82%    6.68%  to   6.68%

SCUDDER INVESTMENTS VIT FUNDS
 CLASS B SHARES:
  Equity 500 Index Fund (6)
      2003(5)                                5,667   12.16 to  12.16     68,911   0.00%     0.39% to  0.39%   21.72%  to  21.72%
      2002                                       -       - to      -          -      -         -  to     -        -   to      -
      2001                                       -       - to      -          -      -         -  to     -        -   to      -

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.       FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       AT DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                             ---------------------------------- ------------------------------------------------
                                                                                 INVESTMENT
                                                           UNIT          NET       INCOME   EXPENSE RATIO **   TOTAL RETURN ***
                                              UNITS     FAIR VALUE      ASSETS     RATIO *  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                             ------- ---------------- ---------- ---------- ----------------- ------------------
SCUDDER VARIABLE SERIES I - CLASS A SHARES:
  Bond Portfolio
         2003                                 38,667 $12.59 to $12.59 $  486,791    3.51%     0.87% to 0.87%    4.12%  to   4.12%
         2002                                 21,670  12.09 to  12.09    261,995    5.05%     0.87% to 0.87%    6.70%  to   6.70%
         2001                                 10,624  11.33 to  11.33    120,389    2.52%     0.84% to 0.84%    4.83%  to   4.83%

  Global Discovery Portfolio
         2003                                101,619   9.93 to   9.93  1,008,781    0.08%     0.87% to 0.87%   47.76%  to  47.76%
         2002                                 55,919   6.72 to   6.72    375,683    0.00%     0.84% to 0.84%  (20.60)% to (20.60)%
         2001(2)                              10,994   8.46 to   8.46     93,029    0.00%     0.78% to 0.78%  (15.63)% to (15.63)%

  Growth and Income Portfolio
         2003                                188,229   7.93 to   7.93  1,493,246    0.99%     0.88% to 0.88%   25.61%  to  25.61%
         2002                                147,364   6.32 to   6.32    930,709    0.89%     0.89% to 0.89%  (23.81)% to (23.81)%
         2001                                 91,915   8.29 to   8.29    761,946    0.95%     0.85% to 0.85%  (12.09)% to (12.09)%

  International Portfolio
         2003                                374,918   5.55 to   5.55  2,078,998    0.68%     0.88% to 0.88%   26.61%  to  26.61%
         2002                                224,411   4.38 to   4.38    982,844    0.67%     0.86% to 0.86%  (19.10)% to (19.10)%
         2001                                 65,699   5.41 to   5.41    355,652    0.16%     0.81% to 0.81%  (31.48)% to (31.48)%

  Money Market Portfolio
         2003                                  9,744  10.78 to  10.78    105,017    0.75%     0.87% to 0.87%   (0.09)% to  (0.09)%
         2002                                  4,292  10.79 to  10.79     46,289    1.37%     0.84% to 0.84%    0.58%  to   0.58%
         2001                                  1,268  10.72 to  10.72     13,596    4.13%     0.83% to 0.83%    2.92%  to   2.92%

SCUDDER VARIABLE SERIES II - CLASS A SHARES:
  Government Securities Portfolio
         2003                                 64,037  12.56 to  12.56    804,123    2.47%     0.89% to 0.89%    1.35%  to   1.35%
         2002                                 44,454  12.39 to  12.39    550,806    2.69%     0.87% to 0.87%    7.09%  to   7.09%
         2001                                 19,761  11.57 to  11.57    228,643    1.92%     0.83% to 0.83%    6.54%  to   6.54%

  High Income Portfolio (6)
         2003                                 50,173  11.33 to  11.33    568,358    6.49%     0.87% to 0.87%   23.51%  to  23.51%
         2002                                 25,661   9.17 to   9.17    235,359    5.96%     0.85% to 0.85%   (1.19)% to  (1.19)%
         2001                                  6,532   9.28 to   9.28     60,631    1.31%     0.78% to 0.78%    1.67%  to   1.67%

  Small Cap Growth Portfolio
         2003                                 39,878   3.98 to   3.98    158,704    0.00%     0.88% to 0.88%   31.76%  to  31.76%
         2002                                 32,216   3.02 to   3.02     97,311    0.00%     0.89% to 0.89%  (34.06)% to (34.06)%
         2001                                 18,580   4.58 to   4.58     85,110    0.00%     0.84% to 0.84%  (29.42)% to (29.42)%

  Dreman High Return Equity Portfolio
         2003                                357,235  14.50 to  14.50  5,178,387    1.76%     0.87% to 0.87%   30.75%  to  30.75%
         2002                                222,595  11.09 to  11.09  2,467,818    0.70%     0.87% to 0.87%  (18.77)% to (18.77)%
         2001                                 76,910  13.65 to  13.65  1,049,639    0.58%     0.83% to 0.83%    0.79%  to   0.79%

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.       FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  AT DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                        ----------------------------------- ------------------------------------------------
                                                                            INVESTMENT
                                                      UNIT          NET       INCOME   EXPENSE RATIO **   TOTAL RETURN ***
                                         UNITS     FAIR VALUE      ASSETS     RATIO *  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                        ------- ---------------- ---------- ---------- ----------------- ------------------
WM VARIABLE TRUST - EQUITY FUNDS
   CLASS 2 SHARES:
     Equity Income Fund
         2003                           14,231  $11.44 to $12.46  $ 164,116    2.28%      0.02% to 0.83%   24.49%  to  28.58%
         2002                            4,339    8.89 to   8.89     38,596    1.77%      0.85% to 0.85%  (13.45)% to (13.45)%
         2001(2)                           902   10.28 to  10.28      9,272    0.00%      0.75% to 0.75%    2.29%  to   2.29%

     Growth & Income Fund
         2003(5)                           168   12.13 to  12.13      2,034    0.00%      0.53% to 0.53%   21.03%  to  21.03%
         2002                                -       - to      -          -       -          -  to    -        -   to      -
         2001                                -       - to      -          -       -          -  to    -        -   to      -

     Growth Fund
         2003(5)                           413   12.16 to  12.16      5,014    0.00%      0.60% to 0.60%   21.68%  to  21.68%
         2002                                -       - to      -          -       -          -  to    -        -   to      -
         2001                                -       - to      -          -       -          -  to    -        -   to      -

     International Growth Fund
         2003(5)                            19   13.51 to  13.51        260    0.00%      0.00% to 0.00%   34.47%  to  34.47%
         2002                                -       - to      -          -       -          -  to    -        -   to      -
         2001                                -       - to      -          -       -          -  to    -        -   to      -

     Mid Cap Stock Fund
         2003                           47,368   11.84 to  12.60    561,443    0.17%      0.00% to 0.87%   26.30%  to  26.31%
         2002                           27,226    9.38 to   9.38    255,257    0.16%      0.85% to 0.85%  (11.34)% to (11.34)%
         2001(2)                         7,209   10.57 to  10.57     76,228    0.02%      0.78% to 0.78%    4.98%  to   4.98%

     Small Cap Stock Fund
         2003                           57,856    8.53 to  16.16    496,288    0.00%      0.00% to 0.87%   61.57%  to  69.41%
         2002                           39,948    5.04 to   5.04    201,244    0.00%      0.85% to 0.85%  (47.75)% to (47.75)%
         2001(2)                         7,266    9.64 to   9.64     70,061    1.18%      0.77% to 0.77%   (5.16)% to  (5.16)%

     West Coast Equity Fund
         2003(5)                         1,340   13.77 to  13.77     18,457    0.00%      0.57% to 0.57%   37.49%  to  37.49%
         2002                                -       - to      -          -       -          -  to    -        -   to      -
         2001                                -       - to      -          -       -          -  to    -        -   to      -

WM VARIABLE TRUST - FIXED-INCOME FUNDS
   CLASS 2 SHARES:
     Income Fund
         2003(5)                             4   10.40 to  10.40         44    0.00%      0.00% to 0.00%    4.03%  to   4.03%
         2002                                -       - to      -          -       -          -  to    -        -   to      -
         2001                                -       - to      -          -       -          -  to    -        -   to      -

     Money Market Fund
         2003(5)                             -    9.97 to   9.97          -    0.00%      0.00% to 0.00%   (0.26)% to  (0.26)%
         2002                                -       - to      -          -       -          -  to    -        -   to      -
         2001                                -       - to      -          -       -          -  to    -        -   to      -

     Short Term Income Fund
         2003(5)                           234   10.19 to  10.19      2,385    0.00%      0.64% to 0.64%    1.89%  to   1.89%
         2002                                -       - to      -          -       -          -  to    -        -   to      -
         2001                                -       - to      -          -       -          -  to    -        -   to      -

     U.S. Government Securities Fund
         2003(5)                            13   10.03 to  10.03        133    0.00%      0.00% to 0.00%    0.30%  to   0.30%
         2002                                -       - to      -          -       -          -  to    -        -   to      -
         2001                                -       - to      -          -       -          -  to    -        -   to      -

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

5.       FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          AT DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                                ----------------------------------- ------------------------------------------------
                                                                                    INVESTMENT
                                                              UNIT          NET       INCOME   EXPENSE RATIO **   TOTAL RETURN ***
                                                 UNITS     FAIR VALUE      ASSETS     RATIO *  LOWEST TO HIGHEST  LOWEST TO HIGHEST
                                                ------- ---------------- ---------- ---------- ----------------- ------------------
WM VARIABLE TRUST - STRATEGIC ASSET
   MANAGEMENT PORTFOLIOS - CLASS 2 SHARES:
     Balanced Portfolio
        2003                                     47,417 $11.75 to $12.22  $  576,184   1.96%      0.01% to 0.81%  17.43% to 21.36%
        2002(1)                                   8,759  10.07 to  10.07      88,181   0.00%      0.75% to 0.75%   2.27% to  2.27%
        2001                                          -      - to      -           -      -          -  to    -       -  to     -

     Conservative Balanced Portfolio
        2003                                     10,976  11.20 to  11.77     128,119   1.97%      0.00% to 0.83%  11.90% to 15.78%
        2002(1)                                     283  10.17 to  10.17       2,875   0.00%      0.47% to 0.47%   2.67% to  2.67%
        2001                                          -      - to      -           -      -          -  to    -       -  to     -

     Conservative Growth Portfolio
        2003                                     81,225  12.29 to  12.64   1,025,240   1.38%      0.01% to 0.80%  22.81% to 27.22%
        2002(1)                                   4,404   9.94 to   9.94      43,765   0.00%      0.59% to 0.59%   1.89% to  1.89%
        2001                                          -      - to      -           -      -          -  to    -       -  to     -

     Flexible Income Portfolio
        2003                                      3,035  10.85 to  11.49      34,499   1.86%      0.04% to 0.78%  8.38%  to 12.01%
        2002(1)                                     535  10.26 to  10.26       5,489   0.00%      0.76% to 0.76%  2.87%  to  2.87%
        2001                                          -      - to      -           -      -          -  to    -      -   to     -

     Strategic Growth Portfolio
        2003                                    110,736  12.74 to  12.95   1,432,919   0.91%      0.01% to 0.80%  27.27% to 31.58%
        2002(1)                                   7,373   9.84 to   9.84      72,581   0.00%      0.61% to 0.61%   1.65% to  1.65%
        2001                                          -      - to      -           -      -          -  to    -       -  to     -

(1)      For the period beginning September 3, 2002 and ended December 31, 2002.

(2)      For the period beginning May 1, 2001 and ended December 31, 2001.

(3)      Formerly named Dreyfus Small Cap Portfolio

(4)      Formerly named Janus Aggressive Growth Portfolio

(5)      Formerly named PIMCO Low Duration Bond Portfolio

(6)      Formerly named Scudder High Yield Portfolio

* These amounts represent the annualized dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**   These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

*** These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS

6.UNITS ISSUED AND REDEEMED

                                                                 VARIABLE UNIVERSAL LIFE
                                                ---------------------------------------------------
                                                          UNITS                                       ACCUMULATION
                                                       OUTSTANDING                                     UNIT VALUE
                                                       DECEMBER 31,   UNITS     UNITS      UNITS      DECEMBER 31,
                                                YEAR    PRIOR YEAR   ISSUED   REDEEMED  OUTSTANDING     YEAR END
                                                ----   ------------  -------  --------  -----------   ------------
CALVERT VARIABLE SERIES, INC. SUBACCOUNT:
    Social Small Cap Growth Portfolio           2003          946        971     (212)      1,705      $   11.46
                                                2002          292        975     (321)        946           8.29
DREYFUS VARIABLE INVESTMENT FUND
  SUBACCOUNTS:
    Developing Leaders Portfolio(1)             2003       51,115     39,509     (830)     89,794          10.10
                                                2002       12,626     38,721     (232)     51,115           7.76
    Quality Bond Portfolio                      2003       18,773     17,128     (677)     35,224          11.32
                                                2002        6,903     13,398   (1,528)     18,773          10.90
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND
  SUBACCOUNT:
    Socially Responsible Growth Fund            2003        1,759      1,680     (556)      2,883           7.41
                                                2002          530      1,574     (345)      1,759           5.94
FIDELITY VARIABLE INSURANCE PRODUCT FUNDS VIP
  SUBACCOUNTS:
    Growth Portfolio                            2003      151,646    130,190   (1,723)    280,113           8.06
                                                2002       29,379    122,931     (664)    151,646           6.12
    Index 500 Portfolio                         2003      107,269     95,962   (1,243)    201,988           9.01
                                                2002       22,847     85,175     (753)    107,269           7.08
    Mid Cap Portfolio                           2003       29,179     23,260   (1,174)     51,265          12.71
                                                2002        6,332     23,007     (160)     29,179           9.26
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST SUBACCOUNTS:
    Small Cap Fund                              2003       31,022     30,505     (954)     60,573           9.05
                                                2002        6,564     24,583     (125)     31,022           6.66
    Global Asset Allocation Fund                2003        1,033      2,370     (341)      3,062          11.42
                                                2002          156      1,079     (202)      1,033           8.73
    Developing Markets Securities Fund          2003        3,082      1,497     (454)      4,125           9.51
                                                2002        2,029      2,201   (1,148)      3,082           6.27
GOLDMAN SACHS VARIABLE INSURANCE TRUST
  SUBACCOUNTS:
    Capital Growth Fund                         2003      116,688    114,269   (1,672)    229,285           8.26
                                                2002       21,988     95,439     (739)    116,688           6.73
    CORE Small Cap Equity Fund                  2003        1,140      1,531     (533)      2,138          12.53
                                                2002           65      1,276     (201)      1,140           8.66
    Mid Cap Value Fund                          2003       76,747     52,563   (1,484)    127,826          12.83
                                                2002       22,816     54,319     (388)     76,747          10.09
JANUS ASPEN SERIES SUBACCOUNTS:
    Mid Cap Growth Portfolio(2)                 2003       52,542     25,267   (1,528)     76,281           7.36
                                                2002       17,554     35,660     (672)     52,542           5.51
    Balanced Portfolio                          2003        6,905      9,178   (1,140)     14,943          10.10
                                                2002        1,440      6,043     (578)      6,905           8.96
    Capital Appreciation Portfolio              2003      510,004    268,662   (5,937)    772,729           5.32
                                                2002      246,062    269,661   (5,719)    510,004           4.45

(1)Formerly named Dreyfus Small Cap Portfolio

(2)Formerly named Janus Aggressive Growth Portfolio

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

6.UNITS ISSUED AND REDEEMED (CONTINUED)

                                                                 VARIABLE UNIVERSAL LIFE
                                                ---------------------------------------------------
                                                          UNITS                                       ACCUMULATION
                                                       OUTSTANDING                                     UNIT VALUE
                                                       DECEMBER 31,   UNITS     UNITS      UNITS      DECEMBER 31,
                                                YEAR    PRIOR YEAR   ISSUED   REDEEMED  OUTSTANDING     YEAR END
                                                ----   ------------  -------  --------  -----------   ------------
PIMCO VARIABLE INSURANCE TRUST
  SUBACCOUNTS:
    Foreign Bond Portfolio                      2003       20,826     22,099     (837)     42,088       $  12.25
                                                2002        5,994     15,445     (613)     20,826          12.09
    Low Duration Portfolio                      2003       34,605     29,693   (2,336)     61,962          12.13
                                                2002       14,216     21,757   (1,368)     34,605          11.96
SCUDDER VARIABLE SERIES I SUBACCOUNTS:
    Bond Portfolio                              2003       21,670     18,143   (1,146)     38,667          12.59
                                                2002       10,624     11,905     (859)     21,670          12.09
    Global Discovery Portfolio                  2003       55,919     46,754   (1,054)    101,619           9.93
                                                2002       10,994     45,208     (283)     55,919           6.72
    Growth and Income Portfolio                 2003      147,364     46,598   (5,733)    188,229           7.93
                                                2002       91,915     58,959   (3,510)    147,364           6.32
    International Portfolio                     2003      224,411    153,468   (2,961)    374,918           5.55
                                                2002       65,699    159,993   (1,281)    224,411           4.38
    Money Market Portfolio                      2003        4,292      6,196     (744)      9,744          10.78
                                                2002        1,268      4,217   (1,193)      4,292          10.79
SCUDDER VARIABLE SERIES II SUBACCOUNTS:
    Government Securities Portfolio             2003       44,454     26,241   (6,658)     64,037          12.56
                                                2002       19,761     26,435   (1,742)     44,454          12.39
    High Income Portfolio                       2003       25,661     25,073     (561)     50,173          11.33
                                                2002        6,532     20,073     (944)     25,661           9.17
    Small Cap Growth Portfolio                  2003       32,216     11,490   (3,828)     39,878           3.98
                                                2002       18,580     16,036   (2,400)     32,216           3.02
    Dreman High Return Equity Portfolio         2003      222,595    137,268   (2,628)    357,235          14.50
                                                2002       76,910    150,175   (4,490)    222,595          11.09
WM VARIABLE TRUST - EQUITY FUNDS SUBACCOUNTS:
    Equity Income Fund                          2003        4,339      9,184     (626)     12,897          11.44
                                                2002          902      3,746     (309)      4,339           8.89
    Mid Cap Stock Fund                          2003       27,226     20,001     (520)     46,707          11.84
                                                2002        7,209     20,344     (327)     27,226           9.38
    Small Cap Stock Fund                        2003       39,948     19,698   (2,121)     57,525           8.53
                                                2002        7,266     33,072     (390)     39,948           5.04
WM VARIABLE TRUST - STRATEGIC ASSET
  MANAGEMENT SUBACCOUNTS:
    Balanced Portfolio                          2003        8,759     34,214   (2,361)     40,612          12.22
                                                2002            -      9,008     (249)      8,759          10.07
    Conservative Balanced Portfolio             2003          283     10,480   (1,739)      9,024          11.77
                                                2002            -        336      (53)        283          10.17
    Conservative Growth Portfolio               2003        4,404     73,861   (1,610)     76,655          12.64
                                                2002            -      4,471      (67)      4,404           9.94
    Flexible Income Portfolio                   2003          535      2,310     (389)      2,456          11.49
                                                2002            -        565      (30)        535          10.26
    Strategic Growth Portfolio                  2003        7,373     97,471     (658)    104,186          12.95
                                                2002            -      7,459      (86)      7,373           9.84

(1)Formerly named Dreyfus Small Cap Portfolio
(2)Formerly named Janus Aggressive Growth Portfolio

\FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
OF FARMERS NEW WORLD LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FARMERS GROUP, INC.)
NOTES TO FINANCIAL STATEMENTS, CONTINUED

6. UNITS ISSUED AND REDEEMED (CONTINUED)

                                                                      LIFE ACCUMULATOR
                                                -----------------------------------------------------------
                                                           UNITS                                           ACCUMULATION
                                                        OUTSTANDING                                          UNIT VALUE
                                                       DECEMBER 31,   UNITS      UNITS        UNITS        DECEMBER 31,
                                                YEAR    PRIOR YEAR    ISSUED    REDEEMED    OUTSTANDING       YEAR END
                                                ----   ------------   ------    --------    -----------    ------------
SCUDDER INVESTMENTS VIT FUNDS SUBACCOUNT:
     Equity 500 Index Fund                      2003              -    5,727      (60)         5,667       $      12.16
                                                2002              -        -        -              -                  -
WM VARIABLE TRUST - EQUITY FUNDS SUBACCOUNTS:
     Equity Income Fund                         2003              -    1,399      (65)         1,334              12.46
                                                2002              -        -        -              -                  -
     Growth & Income fund                       2003              -      197      (29)           168              12.13
                                                2002              -        -        -              -                  -
     Growth Fund                                2003              -      438      (25)           413              12.16
                                                2002              -        -        -              -                  -
     International Growth Fund                  2003              -       21       (2)            19              13.51
                                                2002              -        -        -              -                  -
     Mid Cap Stock Fund                         2003              -      707      (46)           661              12.60
                                                2002              -        -        -              -                  -
     Small Cap Stock Fund                       2003              -      362      (31)           331              16.16
                                                2002              -        -        -              -                  -
     West Coast Equity Fund                     2003              -    1,412      (72)         1,340              13.77
                                                2002              -        -        -              -                  -
WM VARIABLE TRUST - FIXED-INCOME FUNDS
  SUBACCOUNTS:
     Income Fund                                2003              -        5       (1)             4              10.40
                                                2002              -        -        -              -                  -
     Money Market Fund                          2003              -        -        -              -               9.97
                                                2002              -        -        -              -                  -
     Short Term Income Fund                     2003              -      248      (14)           234              10.19
                                                2002              -        -        -              -                  -
     U.S. Government Securities Fund            2003              -       16       (3)            13              10.03
                                                2002              -        -        -              -                  -
WM VARIABLE TRUST - STRATEGIC ASSET
  MANAGEMENT SUBACCOUNTS:
     Balanced Portfolio                         2003              -    6,976     (171)         6,805              11.75
                                                2002              -        -        -              -                  -
     Conservative Balanced Portfolio            2003              -    1,993      (41)         1,952              11.20
                                                2002              -        -        -              -                  -
     Conservative Growth Portfolio              2003              -    4,768     (198)         4,570              12.29
                                                2002              -        -        -              -                  -
     Flexible Income Portfolio                  2003              -      804     (225)           579              10.85
                                                2002              -        -        -              -                  -
     Strategic Growth Portfolio                 2003              -    6,678     (128)         6,550              12.74
                                                2002              -        -        -              -                  -


(1) Formerly named Dreyfus Small Cap Portfolio

(2) Formerly named Janus Aggressive Growth Portfolio

                                     PART C

                                OTHER INFORMATION

Item 26. Exhibits

(a)   Board of Directors Resolutions.

      1) Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A.(1/)

(b)   Custodian Agreements.  Not applicable.

(c)   Underwriting Contracts.

      1)    Form of Distribution Agreement.(2/)

      2) Form of Investors Brokerage Services, Inc. Registered Representative Agreement.(2/)

      3) Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions LLC.(6/)

      4)    Registered Representative Agreement Farmers Financial Solutions
            LLC.(6/)


      5) Form of Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.(13/)





(d)   Contracts.

      1)    Revised Specimen Flexible Premium Variable Life Insurance
            Policy.(3/)

      2)    Revised Monthly Disability Benefit Rider.(3/)(12/)

      3)    Revised Waiver of Deduction Benefit Rider.(3/)

      4)    Revised Accidental Death Benefit Rider.(3/)

      5)    Revised Additional Insured Term Insurance Rider.(3/)

      6)    Revised Children's Term Insurance Rider.(3/)

      7)    Automatic Increase Benefit Rider.(3/)

      8)    Accelerated Benefit Rider.(3/)

      9) Final Contract for the Individual Flexible Premium Variable Life Insurance Policy.(14/)

(e)   Applications.

      1)    Form of Application for Flexible Premium Life Insurance.(3/)

      2)    Form of Variable Policy Application Supplement.(4/)

      3)    Revised Variable Policy Application Supplement.(8/)(10/)

      4)    Revised Variable Policy Application Supplement.(13/)

(f)   Depositor's Certificate of Incorporation and By-Laws.

      1) Articles of Incorporation of Farmers New World Life Insurance Company.(1/)

      2)    By-laws of Farmers New World Life Insurance Company.(1/)

(g)   Reinsurance Contracts.

      1) Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company A.(14/)

      2) Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company B.(14/)

(h)   Participation Agreements.

      1) Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company.(4/)

      2) Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.(4/)

      3) Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.(4/)

      4) Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.(4/)

      5) Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.(2/)

      6) Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.(6/)

      7) Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.(6/)

      8) Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.(6/)

      9) Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.(6/)

      10) Participation Agreement among Calvert Variable Series, Inc., Calvert Distributors, Inc. and Farmers New World Life Insurance Company.(6/)

      11) Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company.(6/)

      12) Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and Farmers New World Life Insurance Company.(6/)

      13) Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.(6/)

      14) Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company.(6/)

      15) Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(6/)

      16) Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(8/)

      17) Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(10/)

(i)   Administrative Contracts.

      1) Consulting Services Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company.(2/)

      2) Form of Master Administration Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company.(2/)

      3) Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001.(8/)

(j)   Other Material Contracts.


      1)    Powers of Attorney.(1/)(7/)(11/)(14/)


(k)   Legal Opinion.

      1)    Opinion of M. Douglas Close, Esquire.(14/)

(l)   Actuarial Opinion.

      1)    Opinion of Ryan R. Larson, FSA, MAAA.(14/)

(m)   Calculations.(12/)

(n)   Other Opinions.

      1)    Consent of Sutherland Asbill & Brennan LLP.(14/)

      2)    Consent of PricewaterhouseCoopers LLP.(14/)

      3)    Consent of Deloitte & Touche LLP.(12/)

(o)   Omitted Financial Statements.  Not applicable.

(p)   Initial Capital Agreements.  Not applicable.

(q)   Redeemability Exemption.

      1)    Description of issuance, transfer and redemption procedures.(3/)

      2) Revised description of issuance, transfer and redemption procedures (May 2000).(5/)

      3) Revised description of issuance, transfer and redemption procedures (May 2001).(7/)

      4) Revised description of issuance, transfer and redemption procedures (May 2002).(9/)

      5) Revised description of issuance, transfer and redemption procedures (May 2004).(14/)

----------

(1) Incorporated herein by reference to the initial registration statement on the Form S-6 for this product (File No. 333-84023) filed with the SEC on July 29, 1999.

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on December 2, 1999.

(4) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

(5) Incorporated herein by reference to Post-Effective Amendment No. 1 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 21, 2000.

(6) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

(7) Incorporated herein by reference to Post-Effective Amendment No. 2 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 27, 2001.

(8) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

(9) Incorporated herein by reference to Post-Effective Amendment No. 3 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on April 26, 2002.

(10) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on August 27, 2002.

(11) Incorporated herein by reference to Post-Effective Amendment No. 4 to this Form S-6 registration statement (File No. 333-84023) filed with the SEC on August 28, 2002.

(12) Incorporated herein by reference to Post-Effective Amendment No. 5 to this Form N-6 registration statement (File No. 333-84023) filed with the SEC on April 28, 2003.

(13) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2004.

(14)  Filed herein.

Item 27. Directors and Officers of the Depositor

NAME AND PRINCIPAL
BUSINESS ADDRESS                  POSITION AND OFFICE WITH DEPOSITOR
----------------                  ----------------------------------
Jerry J. Carnahan(1)              Director
Martin D. Feinstein(1)            Chairman of the Board and Director
Paul N. Hopkins(1)                Director
Michael W. Keller(2)              Chief Marketing Officer, Vice President and Director
Ryan R. Larson(2)                 Vice President, Chief Actuary and Director

NAME AND PRINCIPAL
BUSINESS ADDRESS                  POSITION AND OFFICE WITH DEPOSITOR
----------------                  ----------------------------------
C. Paul Patsis(2)                 President, Chief Executive Officer and Director
James I. Randolph(2)              Vice President, Assistant Secretary and Director
Gary R. Severson(3)               Director
Richard M. Shriver(2)             Director
John F. Sullivan, Jr.(4)          Director
Oscar Tengtio(2)                  Chief Financial Officer, Vice President and Director
Leeann G. Badgett(2)              Assistant Treasurer
M. Douglas Close(1)               Vice President and General Counsel
Sharon D. Courlas, M.D.(2)        Vice President and Medical Director
David A. Demmon(1)                Assistant Treasurer
Gerald A. Dulek(1)                Assistant Vice President
Laszlo G. Heredy(1)               Chief Investment Officer and Vice President
Doren E. Hohl(1)                  Assistant Secretary
Paul F. Hott(2)                   Assistant Vice President
Hubert L. Mountz(1)               Assistant Treasurer
Dennis J. A. Nibbe(2)             Assistant Treasurer
John R. Patton(2)                 Assistant Vice President and Corporate Secretary
Richard L. Russell, Jr.(1)        Assistant Secretary
Kathryn M. Trepinski(1)           Assistant Secretary
Pierre C. Wauthier(1)             Vice President and Assistant Treasurer


(1) The principal business address is 4680 Wilshire Boulevard, Los Angeles, CA 90010.



(2) The principal business address is 3003-77th Ave. SE, Mercer Island, WA
98040.



(3) The principal business address is 801 2nd Ave., Seattle, WA 98104.



(4) The principal business address is 1201 3rd Ave., #3390, Seattle, WA 98101.


Item 28. Persons Controlled By or Under Common Control With the Depositor or Registrant

COMPANY                                              DOMICILED      OWNERSHIP                                            %
-------                                              ---------      ---------                                            -
Aktiengesellschaft Assuricum                         Switzerland    Zurich Insurance Company                             99.60
Allied Zurich Holdings Limited                       CI             Zurich Group Holding                                 100.00
Allied Zurich PLC                                    UK             Zurich Financial Services                            100.00
American Guarantee & Liability Insurance Co.         NY             Zurich American Insurance Company                    100.00
American Zurich Insurance Company                    IL             Steadfast Insurance Company                          100.00
Assurance Company of America                         NY             Maryland Casualty Company                            100.00
BG Investments Ltd.                                  BDA            Aktiengesellschaft Assuricum                         04.58
BG Investments Ltd.                                  BDA            Zurich Insurance Company                             95.42
Centre Financial Services Holdings Limited           BDA            Centre Group Holdings Limited                        100.00
Centre Group Holdings (US) Limited                   DE             Centre Reinsurance Limited                           100.00
Centre Group Holdings Limited                        BDA            CMSH Limited                                         100.00
Centre Insurance Company                             DE             Centre Solutions Holdings (Delaware) Limited         100.00
Centre Life Insurance Company                        MA             Centre Solutions (US) Limited                        100.00
Centre Reinsurance (US) Limited                      BDA            Centre Reinsurance Holdings (Delaware) Limited       100.00
Centre Reinsurance Holdings (Delaware) Limited       DE             Orange Stone Reinsurance                             100.00
Centre Reinsurance Limited                           BDA            Centre Solutions (Bermuda) Limited                   100.00
Centre Solutions (Bermuda) Limited                   BDA            Centre Group Holdings Limited                        100.00
Centre Solutions (US) Limited                        BDA            Centre Group Holdings (US) Limited                   100.00
Centre Solutions Holdings (Delaware) Limited         DE             Centre Solutions (US) Limited                        100.00

COMPANY                                              DOMICILED      OWNERSHIP                                            %
-------                                              ---------      ---------                                            -
CMSH Limited                                         BDA            Zurich Insurance Company                             64.70
CMSH Limited                                         BDA            Zurich International (Bermuda) Ltd.                  35.30
Colonial American Casualty & Surety Co.              MD             Fidelity & Deposit Company of Maryland               100.00
Constellation Reinsurance Company                    NY             Centre Reinsurance Holdings (Delaware) Limited       100.00
Crown Management Services Limited                    DE             Orange Stone Holdings                                100.00
Daniels-Head Insurance Services, Inc.                TX             Daniels Head Management                              100.00
Daniels Head Management Corp, a Texas Corporation    TX             Specialty Producer Group, Inc.                       100.00
Daniels-Head Insurance Agency (GA), Inc.             GA             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency (CT), Inc.             CT             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency, Inc. (CA)             CA             Daniels-Head Insurance Agency, Inc. an Ohio Corp.    100.00
                                                                    Daniels-Head Insurance Agency, Inc., a California
Daniels-Head Insurance Agency (CO), Inc.             CO             Corporation                                          100.00
Daniels-Head Insurance Agency, Inc. an Ohio Corp.    OH             Daniels-Head Management Corp., a Texas Corporation   100.00
Daniels-Head Insurance Agency, Inc. (NV)             NV             Daniels-Head Management Corp., a Texas Corporation   100.00
Daniels/Head Insurance Agency, Inc., a Kentucky
Corporation                                          KY             Daniels-Head Management Corp., a Texas Corporation   100.00
Daniels-Head General Agency, Inc. (TX)               TX             Daniels-Head Management Corp., a Texas Corporation   100.00
Daniels-Head Insurance Agency  (IA)  Inc.            IA             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency (IL) Inc.              IL             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency (IN) Inc.              IN             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency (KS)  Inc.             KS             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency (MA) Inc.              MA             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency (MI), Inc.             MI             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency (MN), Inc.             MN             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency (MO), Inc.             MO             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency (NC), Inc.             NC             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency (ND), Inc.             ND             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency(NE), Inc.              NE             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency (NJ), Inc.             NJ             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency(NY), Inc.              NY             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency (PA), Inc.             PA             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency (SD), Inc.             SD             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency (WA) Inc.              WA             Daniels-Head Insurance Agency, Inc. (CA)             100.00
Daniels-Head Insurance Agency (WI) Inc.              WI             Daniels-Head Insurance Agency, Inc. (CA)             100.00
DH Specialty Insurance Agency, Inc.                  IL             Daniels-Head Management Corp., a Texas Corporation
Disability Management Services, Inc.                 CT             Centre Reinsurance Limited                           40.00
Diversified Specialty Risk                           TX             American Guarantee & Liability Insurance Co.         100.00
Empire Fire & Marine Insurance Company               NE             Zurich American Insurance Company                    100.00
Empire Indemnity Insurance Company                   OK             Zurich American Insurance Company                    100.00
Empire Management Services, Inc.                     NE             Empire Fire & Marine Insurance Company               100.00
Farmers Group, Inc.                                  NV             Zurich Group Holding                                 86.625
Farmers Group, Inc.                                  NV             Allied Zurich Holdings Limited                       10.00
Farmers Group, Inc.                                  NV                                                                  03.375
Farmers Investment Research & Management, Inc.       NV             Farmers Group, Inc.
Farmers New World Life Insurance Company             WA             Farmers Group, Inc.                                  100.00
Farmers Reinsurance Company                          CA             Farmers Group, Inc.                                  100.00
Farmers Services Corporation                         NV             Farmers Group, Inc.
Farmers Value Added, Inc.                            NV             Farmers Group, Inc.
Fidelity & Deposit Company of Maryland               MD             Zurich American Insurance Company                    100.00
F.I.G. Holding Company                               CA             Fire Underwriters Association
F.I.G. Holding Company                               CA             Truck Underwriters Association                       30.00

COMPANY                                              DOMICILED      OWNERSHIP                                            %
-------                                              ---------      ---------                                            -
FIG Leasing Company, Inc.                            CA             Farmers Group, Inc.                                  95.20
FIG Leasing Company, Inc.                            CA             Fire Underwriters Association                        1.70
FIG Leasing Company, Inc.                            CA             Truck Underwriters Association                       3.10
FIG Travel                                           CA             Farmers Group, Inc.                                  100.00
Fire Underwriters Association                        CA             Farmers Group, Inc.                                  100.00
FKLA Realty Corporation                              IL             Kemper Portfolio Corp.                               100.00
Kemper Corporation                                   DE             Zurich Holding Company of America                    100.00
Kemper Investors Life Insurance Company              IL             Kemper Corporation                                   100.00
Kemper Portfolio Corp.                               DE             Kemper Corporation                                   100.00
Kemper Real Estate Management Co.                    DE             Kemper Corporation                                   100.00
Keswick Realty, Inc.                                 IL             Zurich Services Corporation                          100.00
KFC Portfolio Corp.                                  DE             Kemper Corporation                                   100.00
KILICO Realty Corp.                                  IL             KFC Portfolio Corp.                                  100
KL-75, LL C                                          DE             Kemper Investors Life Insurance Company              30
KL-75, LL C                                          DE             Kemper Corporation                                   20
KLMLP, L.P.
Maine Bonding and Casualty Co.                       ME             Maryland Casualty Company                            100.00
Maryland Casualty Company                            MD             Zurich American Insurance Company                    100.00
Maryland Insurance Company                           TX             Maryland Casualty Company                            100.00
                                                                                                                         Trust
Maryland Lloyds                                      TX             Maryland Casualty Company                            Agreements

Maryland Management Corp.                            TX             Maryland Casualty Company                            100.00
Maunalua Associates, Inc.                            HI             KFC Portfolio Corp.                                  100.0
Minnesota Marketing Center                           MN             Empire Fire & Marine Insurance Company               100.00
National Standard Insurance Company                  TX             Maryland Casualty Company                            100.00
Northern Insurance Company of New York               NY             Maryland Casualty Company                            100.00
Orange Stone Holdings                                IRE            CMSH Limited                                         100.00
Orange Stone Reinsurance                             IRE            Crown Management Services Limited                    100.00
Prematic Service Corporation (CA)                    CA             Farmers Group, Inc.                                  38.00
Prematic Service Corporation (CA)                    CA             Fire Underwriters Association                        9.00
Prematic Service Corporation (CA)                    CA             Truck Underwriters Association                       53.00
Prematic Service Corporation (NV)                    NV             Prematic Service Corporation (CA)                    100.00
Risk Enterprise Management Limited                   DE             Zurich Insurance Company                             100.00
Robert Hampson, Inc.                                 CN             Zurich Holding Company of America                    100.00
Specialty Producer Group II                          DE             Zurich Holding Company of America                    100.00
Specialty Producer Group, Inc.                       DE             American Guarantee & Liability Insurance Co.         79.00
Steadfast Insurance Company                          DE             Zurich American Insurance Company                    100.00
Sterling Forest Management LLC                       DE             Zurich SF Holdings, Inc.                             100.00
Sterling Forest L.L.C.                               DE             Sterling Forest Management LLC                       100.00
THIC Holdings LLC                                    NH             See Note 1
Truck Underwriters Association                       CA             Farmers Group, Inc.                                  100.00
Truckwriters, Inc.                                   NE             Empire Fire & Marine Insurance Company               80.00
Universal Underwriters Acceptance Corp.              KS             Zurich Holding Company of America                    100.00
Universal Underwriters British Virgin Islands        BVI            Universal Underwriters Service Corporation           100.00
Universal Underwriters Insurance Company             KS             Zurich American Insurance Company                    100.00
Universal Underwriters Insurance Services, Inc.      MA             Universal Underwriters Insurance Company             100.00
Universal Underwriters Insurance Services of
Alabama, Inc.                                        AL             Universal Underwriters Insurance Company             100.00
Universal Underwriters Life Ins. Co.                 KS             Universal Underwriters Insurance Company             100.00
Universal Underwriters Management Company            KS             Zurich Holding Company of America                    100.00
Universal Underwriters of Texas Ins. Co.             TX             Universal Underwriters Insurance Company             100.00
Universal Underwriters Service Corp.                 MO             Zurich Holding Company of America                    100.00
Universal Underwriters Service Corp. of Texas        TX             Zurich Holding Company of America                    100.00
Valiant Insurance Company                            IA             Maryland Casualty Company                            100.00

COMPANY                                              DOMICILED      OWNERSHIP                                            %
-------                                              ---------      ---------                                            -
ZC Specialty Insurance Company                       TX             Centre Solutions (US) Limited                        100.00
ZC Sterling Corporation                              DE             Centre Financial Services Holdings Limited           98.37
ZC Sterling Insurance Agency                         CA             ZC Sterling Corporation                              100.00
ZFSH, LLC                                            DE             Zurich Holding Company of America                    100.00
ZKS Real Estate Partners, LLC                                       Kemper Corporation                                   41.67
Zurich Agency Services, Inc.                         TX             Maryland Casualty Company                            100.00
Zurich American Brokerage, Inc.                      NY             Zurich Holding Company of America                    100.00
Zurich American Insurance Company                    NY             Zurich Holding Company of America                    100.00
Zurich American Insurance Company of Illinois        IL             American Zurich Insurance Company                    100.00
Zurich Benefit Finance, LLC                          DE             Zurich Holding Company of America                    100.00
Zurich CZI Management, Ltd.                          DE             Zurich Holding Company of America                    100.00
Zurich CZI Management Holding, Ltd.                  DE             Zurich Holding Company of America                    100.00
Zurich E&S                                           CA             Zurich American Insurance Company                    100.00
Zurich Finance, USA                                  DE             Zurich Holding Company of America                    100.00
Zurich Global Investment Advisors, LLC               DE             Zurich Holding Company of America                    100.00
Zurich Group Holding                                 Switzerland    Zurich Financial Services                            57.00
Zurich Group Holding                                 Switzerland    Allied Zurich PLC                                    43.00
Zurich Holding Company of America                    DE             Zurich Insurance Company                             99.87
Zurich Holding Company of America                    DE             Crown Management Services Limited                    00.13
Zurich Insurance Company                             Switzerland    Zurich Group Holding                                 99.9406
Zurich Insurance Company                             Switzerland    Zurich Group Holding                                 0.0594
Zurich International (Bermuda) Ltd.                  BDA            BG Investments Ltd.                                  29.27
Zurich International (Bermuda) Ltd.                  BDA            Zurich Insurance Company                             30.31
Zurich International (Bermuda) Ltd.                  BDA            Aktiengesellscaft Assuricum                          40.42
Zurich Premium Finance Company                       NE             Empire Fire & Marine Insurance Company               100.00
Zurich Premium Finance Company of California         CA             Empire Fire & Marine Insurance Company               100.00
Zurich Warranty Management Services LTD              UK             Zurich Services Corporation                          100.00
Zurich Services Corp.                                IL             Zurich Holding Company of America                    100.00
Zurich SF Holdings LLC                               DE             Zurich American Insurance Company                    100.00
Zurich Towers, Inc.                                  IL             Zurich Holding Company of America                    100.00
Zurich Warranty Solutions, Inc.                      IL             American Zurich Insurance Company                    100.00
American Federation Insurance Company                FL             Foremost Insurance Company Grand Rapids, Michigan    100.00
Civic Property & Casualty Co.                        CA             Farmers Insurance Exchange                           80.00
Civic Property & Casualty Co.                        CA             Fire Insurance Exchange                              10.00
Civic Property & Casualty Co.                        CA             Truck Insurance Exchange                             10.00
Corvette General Agency, Inc.                        GA             Foremost Affiliated Insurance Services, Inc.         100.00
Exact Property & Casualty Co.                        CA             Farmers Insurance Exchange                           80.00
Exact Property & Casualty Co.                        CA             Fire Insurance Exchange                              10.00
Exact Property & Casualty Co.                        CA             Truck Insurance Exchange                             10.00
Farmers Financial Solutions, LLC                     NV             FFS Holding, LLC                                     100.00
Farmers Insurance Co. of Arizona                     AZ             Farmers Insurance Exchange                           70.00
Farmers Insurance Co. of Arizona                     AZ             Truck Insurance Exchange                             20.00
Farmers Insurance Co. of Arizona                     AZ             Fire Insurance Exchange                              10.00
Farmers Insurance Co. of Idaho                       ID             Farmers Insurance Exchange                           80.00
Farmers Insurance Co. of Idaho                       ID             Truck Insurance Exchange                             13.30
Farmers Insurance Co. of Idaho                       ID             Fire Insurance Exchange                              06.70
Farmers Insurance Co. of Oregon                      OR             Farmers Insurance Exchange                           90.00
Farmers Insurance Co. of Oregon                      OR             Truck Insurance Exchange                             10.00
Farmers Insurance Co. of Washington                  WA             Fire Insurance Exchange                              80.00
Farmers Insurance Co. of Washington                  WA             Truck Insurance Exchange                             20.00
Farmers Insurance Co., Inc.                          KS             Farmers Insurance Exchange                           70.00
Farmers Insurance Co., Inc.                          KS             Truck Insurance Exchange                             20.00
Farmers Insurance Co., Inc.                          KS             Fire Insurance Exchange                              10.00

COMPANY                                              DOMICILED      OWNERSHIP                                            %
-------                                              ---------      ---------                                            -
Farmers Insurance Exchange                           CA             Interinsurance Exchange - See Note 1
Farmers Insurance of Columbus, Inc.                  OH             Farmers Insurance Exchange                           100.00
Farmers New Century Insurance Company                IL             Illinois Farmers Insurance Co.                       100.00
Farmers Services Insurance Agency                    CA             Truck Insurance Exchange                             100.00
Farmers Texas County Mutual Insurance Company        TX             County Mutual Company
FFS Holding, LLC                                     NV             Mid Century Ins. Co.                                 100.00
Fire Insurance Exchange                              CA             Interinsurance Exchange
Federation Insurance Services of California, Inc.    CA             Foremost Insurance Company Grand Rapids, Michigan    100.00
Foremost Affiliated Insurance Services, Inc.         MI             Foremost Corporation of America                      100.00
Foremost Affinity Services, Inc.                     MI             Foremost Corporation of America                      100.00
Foremost Corporation of America                      MI             Farmers Insurance Exchange                           80.00
Foremost Corporation of America                      MI             Fire Insurance Exchange                              10.00
Foremost Corporation of America                      MI             Truck Insurance Exchange                             10.00
Foremost County Mutual Insurance Company             TX             County Mutual Company
Foremost Express Insurance Agency of Florida, Inc.   FL             Foremost Express Insurance Agency, Inc.              100.00
Foremost Express Insurance Agency, Inc.              MI             Foremost Corporation of America                      100.00
Foremost Financial Services Corporation              DE             Foremost Corporation of America                      100.00
Foremost Home Brokers, Inc,                          MI             Foremost Corporation of America                      100.00
Foremost Home Services Corporation                   MI             Foremost Corporation of America                      100.00
Foremost Insurance Company Grand Rapids, Michigan    MI             Foremost Corporation of America                      100.00
Foremost Lloyds of Texas                             TX             Lloyds Company
Foremost Property and Casualty Insurance Company     MI             Foremost Insurance Company Grand Rapids, Michigan    100.00
Foremost Real Estate Company Grand Rapids, Michigan  MI             Foremost Corporation of America                      100.00
Foremost Signature Insurance Company                 MI             Foremost Insurance Company Grand Rapids, Michigan    100.00
Frontier Insurance Agency, Inc.                      OR             Foremost Affiliated Insurance Services, Inc.         100.00
Illinois Farmers Insurance Co.                       IL             Farmers Insurance Exchange                           100.00
Knight Agency, Inc.                                  KY             Foremost Affiliated Insurance Services, Inc.         100.00
Mid Century Ins. Co.                                 CA             Farmers Insurance Exchange                           80.00
Mid Century Ins. Co.                                 CA             Fire Insurance Exchange                              17.50
Mid Century Ins. Co.                                 CA             Truck Insurance Exchange                             02.50
Mid Century Ins. Co. of Texas                        TX             Farmers Insurance Exchange                           100.00
Neighborhood Spirit Property & Casualty Co.          CA             Farmers Insurance Exchange                           80.00
Neighborhood Spirit Property & Casualty Co.          CA             Fire Insurance Exchange                              10.00
Neighborhood Spirit Property & Casualty Co.          CA             Truck Insurance Exchange                             10.00
Pacific Way Insurance Agency, Inc.                   WA             Foremost Affiliated Insurance Services, Inc.         100.00
Sunrise Insurance Agency of Arizona, Inc.            AZ             Foremost Affiliated Insurance Services, Inc.         100.00
Sunrise Insurance Agency of Texas, Inc.              TX             Foremost Affiliated Insurance Services, Inc.
Sunrise Insurance Agency, Inc.                       NV             Foremost Affiliated Insurance Services, Inc.         100.00
Texas Farmers Insurance Co.                          TX             Farmers Insurance Exchange                           86.30
Texas Farmers Insurance Co.                          TX             Mid Century Ins. Co.                                 13.70
Truck Insurance Exchange                             CA             Interinsurance Exchange
Western Star Underwriters, Inc.                      TX             Foremost Corporation of America                      100.00


Note 1: THIC Holdings LLC is a limited liability company formed under the laws of the State of New Hampshire. The company is owned by the former creditors of Home Holdings, Inc. The management of THIC Holdings LLC is vested solely in THIC Holdings Management Corporation, a corporation organized under the laws of the State of New Hampshire. All issued and outstanding shares of THIC Holdings Management Corporation are owned as follows: CMSH Limited (f/k/a Global Asset Holdings Limited and, prior to that, Zurich Centre Group Holdings Limited) owns 50%, Delaware Corporate Management, Inc. owns 45.05%, and Trygg-Hansa Holding BV owns 4.95%.

Item 29. Indemnification

      Under its By-laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

               By-Laws of Farmers New World Life Insurance Company
                          (as amended October 24, 1995)


                                   SECTION 47

            INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS

        (A) RIGHT OF INDEMNITY. Each person who acts as a Director, officer or employee of the corporation shall be indemnified by the corporation for all sums which he becomes obligated to pay, (including counsel fees, expenses and court costs actually and necessarily incurred by him) in connection with any action, suit or proceeding in which he is made a party by reason of his being, or having been a Director, officer, or employee of the corporation, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his duties as such Director, officer or employee, and except any sum paid to the corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his duties.

        (B) SCOPE OF INDEMNITY. The right of indemnification in this article provided shall inure to each Director, officer and employee of the corporation, whether or not he is such Director, officer or employee at the time he shall become obligated to pay such sums, and whether or not the claim asserted against him is based on matters which antedate the adoption of this article; and in the event of his death shall extend to his legal representatives. Each person who shall act as a Director, officer or employee of the corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any by-law, agreement, vote of stockholders, or otherwise.

        (C) DETERMINATION OF CLAIMS FOR INDEMNITY. The Board of Directors of the corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board which is unaffected by self-interest and willing to act is not obtainable, the Board in its discretion may appoint from among the stockholders who are not Directors or officers or employees of the corporation, a committee of two or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

                              RULE 484 UNDERTAKING

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

FARMERS FINANCIAL SOLUTIONS, LLC

      (a) Other Activity. Farmers Financial Solutions, LLC ("FFS") is one of two principal underwriters for the Policies. FFS is also the principal underwriter for Farmers Annuity Separate Account A.

      (b) Management. The following information is furnished with respect to the officers and directors of FFS:

NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH FFS
-----------------------------------     ------------------------------
C. Paul Patsis(2)                       Chairman of the Board
Brian S. Cohen(1)                       President and Director
James E. Hansen(3)                      Director
Paul N. Hopkins(4)                      Director
Gerald A. McElroy(5)                    Director
Bardea C. Huppert(1)                    Vice President and Chief Operating Officer
Steven K. Klein(1)                      Vice President and Chief Compliance Officer
Mark R. Peterson(1)                     Vice President and Chief Marketing Officer
Doren E. Hohl(4)                        Secretary
Jon S. Arima(1)                         Treasurer and Chief Financial Officer

----------

(1) The principal business address is 2423 Galena Avenue, Simi Valley, California 93065.

(2) The principal business address is 3003 - 77th Avenue, S.E. Mercer Island, Washington 98040.

(3)   The principal business address is 24646 Pine Way, Corona, California
      92883.

(4) The principal business address is 4680 Wilshire Boulevard, Los Angeles, California 90010.

(5) The principal business address is 79-050 Via Corta, LaQuinta, California 92253.

      (c) Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

    (1)              (2)              (3)             (4)             (5)
  NAME OF     NET UNDERWRITING
 PRINCIPAL      DISCOUNTS AND     COMPENSATION      BROKERAGE        OTHER
UNDERWRITER     COMMISSIONS       ON REDEMPTION    COMMISSIONS    COMPENSATION
-----------     -----------       -------------    -----------    ------------
      FFS             N/A              N/A        $6,906,080.44   $1,996,186.69

      OTHER COMPENSATION. FFS' sales representatives and their managers are eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements.

Item 31. Location of Accounts and Records

      All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by Farmers New World Life Insurance Company at 3003 77th Avenue, S.E., Mercer Island, Washington 98040, at 2500 Farmers Way, Columbus, OH 43235, and at McCamish Systems, L.L.C., Insurance Administrators, 6425 Powers Ferry Road, Atlanta, GA 30339.

Item 32. Management Services

      All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

      Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 7 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Mercer Island, and the State of Washington, on the 26th day of April, 2004.



                                             FARMERS VARIABLE LIFE SEPARATE
                                             ACCOUNT A
                                             (Registrant)

Attest: /s/ John R. Patton                   By: /s/ C. Paul Patsis
        --------------------------------         -------------------------------
        John R. Patton                           C. Paul Patsis
        Assistant Vice President                 President
        and Secretary                            Farmers New World Life
        Farmers New World Life                   Insurance Company
        Insurance Company


                                             By:   FARMERS NEW WORLD LIFE
                                                   INSURANCE COMPANY
                                                   (Depositor)


Attest: /s/ John R. Patton                   By: /s/ C. Paul Patsis
        --------------------------------         -------------------------------
        John R. Patton                           C. Paul Patsis
        Assistant Vice President                 President
        and Secretary                            Farmers New World Life
        Farmers New World Life                   Insurance Company
        Insurance Company


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                    TITLE                                                    DATE
---------                    -----                                                    ----
                             Director                                             April 26, 2004
-------------------------
Jerry J. Carnahan(*/)


                             Chairman of the Board and Director                   April 26, 2004
-------------------------
Martin D. Feinstein(*/)


                             Director                                             April 26, 2004
-------------------------
Paul N. Hopkins(*/)


                             Chief Marketing Officer, Vice                        April 26, 2004
-------------------------    President and Director
Michael W. Keller(*/)


                             Vice President, Chief Actuary and                    April 26, 2004
-------------------------    Director
Ryan R. Larson(*/)


/s/ C. PAUL PATSIS           President, Chief Executive Officer                   April 26, 2004
-------------------------    and Director
C. Paul Patsis               (Principal Executive Officer)

                             Vice President, Assistant Secretary                  April 26, 2004
-------------------------    and Director
James I. Randolph(*/)


                             Director                                             April 26, 2004
-------------------------
Gary R. Severson(*/)


                             Director                                             April 26, 2004
-------------------------
Richard M. Shriver(*/)


                             Director                                             April 26, 2004
-------------------------
John F. Sullivan, Jr.(*/)


                             Chief Financial Officer, Vice                        April 26, 2004
-------------------------    President and Director
Oscar Tengtio(*/)            (Principal Financial Officer and
                             Principal Accounting Officer)


/s/  C. Paul Patsis          On April 26, 2004 as Attorney-in-Fact pursuant to
-------------------------    powers of attorney filed herewith or by previous
(*/) By:  C. Paul Patsis     amendment.

                                  EXHIBIT INDEX


Exhibit (d)(9)    Final Contract for the Individual Flexible Premium Variable
                  Life Insurance Policy

Exhibit (g)(1)    Facultative Yearly Renewable Term Reinsurance Agreement
                  Between Farmers New World Life Insurance Company and Company A

Exhibit (g)(2)    Facultative Yearly Renewable Term Reinsurance Agreement
                  Between Farmers New World Life Insurance Company and Company B

Exhibit (j)(1)    Powers of Attorney

Exhibit (k)(1)    Opinion of M. Douglas Close, Esquire

Exhibit (l)(1)    Opinion of Ryan R. Larson, FSA, MAAA

Exhibit (n)(1)    Consent of Sutherland Asbill & Brennan LLP

Exhibit (n)(2)    Consent of PricewaterhouseCoopers LLP

Exhibit (q)(5)    Revised Description of Issuance, Transfer and Redemption
                  Procedures (May 2004).